As filed with the Securities and Exchange Commission on March 9, 2017

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07717

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (720) 482-8991

Tané T. Tyler, Esq., 1801 California St., Suite 5200, Denver, Colorado 80202

(Name and Address of Agent for Service)

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016 – December 31, 2016

Item 1:	Report(s) to Shareholders.

The Annual Report is attached.

TRANSAMERICA PARTNERS VARIABLE FUNDS

TRANSAMERICA ASSET

ALLOCATION VARIABLE FUNDS

Annual Report

December 31, 2016

Transamerica Asset Allocation Variable Funds	Annual Report 2016

This report is not to be construed as an offering for sale of any contracts participating in the Subaccounts (Series) of the Transamerica Partners Variable Funds or the Transamerica Asset Allocation Variable Funds, or as a solicitation of an offer to buy contracts unless preceded by or accompanied by a current prospectus which contains complete information about charges and expenses.

This report consists of the annual report of the Transamerica Asset Allocation Variable Funds and the annual reports of the Transamerica Partners Portfolios and the Calvert VP SRI Balanced Portfolio, the underlying portfolios in which the Transamerica Partners Variable Funds invest.

Proxy Voting Policies and Procedures

A description of the proxy voting policies and procedures of the Transamerica Asset Allocation Variable Funds and Transamerica Partners Portfolios is included in the Statement of Additional Information (“SAI”), which is available without charge, upon request: (i) by calling 1-888-233-4339; (ii) on the Subaccounts’ website at www.transamericapartners.com; or (iii) on the SEC’s website at www.sec.gov. In addition, the Transamerica Asset Allocation Variable Funds and the Transamerica Partners Portfolios are required to file Form N-PX, with the complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Form N-PX for the twelve months ended June 30, 2016, is available without charge, upon request by calling 1-800-851-9777 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolios

Transamerica Asset Allocation Variable Funds will file their portfolios of investments on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Subaccounts’ Form N-Q is available on the SEC’s website at www.sec.gov. The Subaccounts’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information on the operation of the SEC’s Public Reference Room, call 1-800-SEC-0330. You may also obtain a copy of Form N-Q without charge, upon request, by calling 1-888-233-4339. Form N-Q for the corresponding Transamerica Partners Portfolios is also available without charge on the SEC website, at the SEC’s Public Reference Room, or by calling 1-888-233-4339.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

440 Mamaroneck Avenue

Harrison, New York 10528

December 31, 2016

To Contract Holders with Interests in

the Transamerica Partners Variable Funds:

We are pleased to present the most recent annual reports for the Transamerica Partners Portfolios and for the Calvert VP SRI Balanced Portfolio. As required under applicable law, we are sending these annual reports to contract holders of Group Variable Annuity Contracts issued by Transamerica Financial Life Insurance Company with unit interests in one or more of the subaccounts of Transamerica Partners Variable Funds. Each subaccount available within the Transamerica Partners Variable Funds, other than the Calvert Subaccount, invests its assets in a corresponding mutual fund that is a series of Transamerica Partners Portfolios. The Calvert Subaccount invests in the Calvert VP SRI Balanced Portfolio, a series of Calvert Variable Series, Inc.

Please call your retirement plan administrator, Transamerica Retirement Solutions Corporation, at (800) 755-5801 if you have any questions regarding these reports.

Dear Contract Holder,

On behalf of Transamerica Asset Allocation Variable Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Subaccount(s). The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all Contract Holders, and we believe it to be an important part of the investment process. This report provides detailed information about your Subaccount(s) for the 12-month period ending December 31, 2016.

We believe it is important to understand market conditions over the last year to provide a context for reading this report. The year of 2016 began with volatility in the markets as fears of a pending recession sent stock, commodity and energy prices broadly lower. By mid-February most major U.S. stock indexes had declined by more than 10%, fixed income credit spreads had widened considerably and crude oil prices reached a multi-year low. However, in the months to follow, when it became apparent that the U.S. would not be at risk of recession, stock, energy and credit driven fixed income markets rebounded considerably and moved higher into the spring.

In late June, Great Britain’s surprise referendum vote in favor of a departure from the European Union (“Brexit”) stunned global markets, and a fast but fierce selloff in stocks ensued, and in a flight to safety, the U.S. 10-year Treasury bond yield fell to 1.37% during early July, its lowest level in history. In the weeks to follow, markets interpreted the overall global risks of Brexit to be more manageable than originally feared, and equity markets rallied to new all-time highs only weeks later.

In the third quarter, equity and fixed income markets awaited both the path of U.S. Federal Reserve (“Fed”) interest rate policy and the pending Presidential election. While it became apparent the Fed would not hike short term rates prior to the election, longer term rates nonetheless began to move higher in anticipation of a potential December rate increase. Corporate earnings trends also began to see improvement in the third quarter, and it became evident that positive profit growth for most companies would likely soon be back on the horizon.

The fourth quarter saw a dramatic shift across the markets. Following the surprise election of Donald Trump stocks began to rally again based on the perception of a more favorable business environment consisting of lower taxes, less regulation and greater infrastructure spending. Longer term bond yields also jumped to their highest levels in more than two years (2.60% on the 10-year Treasury) as the market quickly interpreted the pending Trump economic agenda to be more inflationary. As the year concluded, the Fed also raised interest rates for the first time in a year, taking the Fed Funds Rate up 0.25% to a range of 0.50% - 0.75%. This move was fully expected by the market and was perceived to be confirmation that the central bank was seeing an improving economy and higher inflationary pressures.

For the one-year period ending December 31, 2016, the S&P 500® returned 11.96% while the MSCI EAFE Index, representing international developed market equities, gained 1.51%. During the same period, the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.65%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Partners Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Partners Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Partners Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Partners Funds.

Understanding Your Subaccounts’ Expenses

(unaudited)

UNIT HOLDER EXPENSES

Transamerica Asset Allocation Variable Funds (each individually, a “Subaccount” and collectively, the “Subaccounts”) is a separate investment account established by Transamerica Financial Life Insurance Company, Inc. (“TFLIC”), and is used as an investment vehicle under certain tax-deferred annuity contracts issued by TFLIC. Each Subaccount invests in underlying subaccounts of Transamerica Partners Variable Funds (“TPVF”), a unit investment trust. Subaccount contract holders bear the cost of operating the Subaccount (such as the advisory fee).

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Subaccounts and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at July 1, 2016, and held for the entire period until December 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Subaccounts’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Subaccounts’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Subaccount versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Actual Expenses		Hypothetical Expenses (A)
Subaccount	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C) (D)

Transamerica Asset Allocation - Short Horizon Subaccount	$1,000.00	$1,001.30	$1.01	$1,024.10	$1.02	0.20
Transamerica Asset Allocation - Intermediate Horizon Subaccount	1,000.00	1,044.10	1.03	1,024.10	1.02	0.20
Transamerica Asset Allocation - Intermediate/Long Horizon Subaccount	1,000.00	1,063.00	1.04	1,024.10	1.02	0.20

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Subaccounts’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Subaccounts invest. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Asset Allocation Variable Funds	Annual Report 2016

Schedules of Investments Composition

At December 31, 2016

(unaudited)

Transamerica Asset Allocation - Short Horizon Subaccount

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	89.0%
U.S. Equity Funds	8.7
International Equity Fund	2.0
Money Market Fund	0.3
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

Transamerica Asset Allocation - Intermediate Horizon Subaccount

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	47.4%
U.S. Equity Funds	41.1
International Equity Fund	11.3
Money Market Fund	0.2
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

Transamerica Asset Allocation - Intermediate/Long Horizon Subaccount

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	55.6%
U.S. Fixed Income Funds	28.1
International Equity Fund	16.0
Money Market Fund	0.3
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Asset Allocation Variable Funds	Annual Report 2016

Transamerica Asset Allocation — Short Horizon Subaccount

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
INVESTMENT COMPANIES - 100.0%
International Equity Fund - 2.0%
Transamerica Partners Variable International Equity (A) (B)	5,667	$ 117,197

Money Market Fund - 0.3%
Transamerica Partners Variable Government Money Market (A) (B)	774	16,326

U.S. Equity Funds - 8.7%
Transamerica Partners Variable Large Growth (A) (B)	2,040	185,518
Transamerica Partners Variable Large Value (A) (B)	2,247	190,044
Transamerica Partners Variable Small Core (A) (B)	2,034	126,435

		501,997

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 89.0%
Transamerica Partners Variable Core Bond (A) (B)	59,600	$ 2,724,759
Transamerica Partners Variable High Quality Bond (A) (B)	50,956	900,659
Transamerica Partners Variable High Yield Bond (A) (B)	18,622	612,506
Transamerica Partners Variable Inflation-Protected Securities (A) (B)	32,779	881,929

		5,119,853

Total Investment Companies (Cost $5,348,777)		5,755,373

Total Investments (Cost $5,348,777) (C)		5,755,373
Net Other Assets (Liabilities) - (0.0)% (D)		(975)

Net Assets - 100.0%		$ 5,754,398

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$5,755,373	$—	$—	$5,755,373

Total Investments	$5,755,373	$—	$—	$5,755,373

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Investment in shares of an affiliated fund of Transamerica Partners Variable Funds.
(C)	Aggregate cost for federal income tax purposes is $5,348,777. Aggregate gross unrealized appreciation and depreciation for all securities is $419,044 and $12,448, respectively. Net unrealized appreciation for tax purposes is $406,596.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	The Subaccount recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Asset Allocation Variable Funds	Annual Report 2016

Transamerica Asset Allocation — Intermediate Horizon Subaccount

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
INVESTMENT COMPANIES - 100.0%
International Equity Fund - 11.3%
Transamerica Partners Variable International Equity (A) (B)	94,505	$ 1,954,593

Money Market Fund - 0.2%
Transamerica Partners Variable Government Money Market (A) (B)	1,636	34,507

U.S. Equity Funds - 41.1%
Transamerica Partners Variable Large Growth (A) (B)	29,251	2,659,903
Transamerica Partners Variable Large Value (A) (B)	31,438	2,659,415
Transamerica Partners Variable Small Core (A) (B)	28,365	1,763,570

		7,082,888

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 47.4%
Transamerica Partners Variable Core Bond (A) (B)	85,543	$ 3,910,797
Transamerica Partners Variable High Quality Bond (A) (B)	74,682	1,320,011
Transamerica Partners Variable High Yield Bond (A) (B)	32,102	1,055,888
Transamerica Partners Variable Inflation- Protected Securities (A) (B)	70,407	1,894,332

		8,181,028

Total Investment Companies (Cost $13,157,844)		17,253,016

Total Investments (Cost $13,157,844) (C)		17,253,016
Net Other Assets (Liabilities) - (0.0)% (D)		(2,931)

Net Assets - 100.0%		$ 17,250,085

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$17,253,016	$—	$—	$17,253,016

Total Investments	$17,253,016	$—	$—	$17,253,016

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Investment in shares of an affiliated fund of Transamerica Partners Variable Funds.
(C)	Aggregate cost for federal income tax purposes is $13,157,844. Aggregate gross unrealized appreciation for all securities is $4,095,172.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	The Subaccount recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Asset Allocation Variable Funds	Annual Report 2016

Transamerica Asset Allocation — Intermediate/Long Horizon Subaccount

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
INVESTMENT COMPANIES - 100.0%
International Equity Fund - 16.0%
Transamerica Partners Variable International Equity (A) (B)	219,121	$ 4,531,945

Money Market Fund - 0.3%
Transamerica Partners Variable Government Money Market (A) (B)	3,873	81,685

U.S. Equity Funds - 55.6%
Transamerica Partners Variable Large Growth (A) (B)	61,825	5,622,040
Transamerica Partners Variable Large Value (A) (B)	71,417	6,041,358
Transamerica Partners Variable Small Core (A) (B)	64,666	4,020,625

		15,684,023

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 28.1%
Transamerica Partners Variable Core Bond (A) (B)	85,500	$ 3,908,810
Transamerica Partners Variable High Quality Bond (A) (B)	29,982	529,935
Transamerica Partners Variable High Yield Bond (A) (B)	33,462	1,100,639
Transamerica Partners Variable Inflation-Protected Securities (A) (B)	88,949	2,393,191

		7,932,575

Total Investment Companies (Cost $19,537,638)		28,230,228

Total Investments (Cost $19,537,638) (C)		28,230,228
Net Other Assets (Liabilities) - (0.0)% (D)		(4,802)

Net Assets - 100.0%		$ 28,225,426

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$28,230,228	$—	$—	$28,230,228

Total Investments	$28,230,228	$—	$—	$28,230,228

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Investment in shares of an affiliated fund of Transamerica Partners Variable Funds.
(C)	Aggregate cost for federal income tax purposes is $19,537,638. Aggregate gross unrealized appreciation for all securities is $8,692,590.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	The Subaccount recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Asset Allocation Variable Funds	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2016

	Short Horizon	Intermediate Horizon	Intermediate/ Long Horizon
Assets:
Affiliated investments, at value (A)	$5,755,373	$17,253,016	$28,230,228
Receivables and other assets:
Units sold	3,415	10,430	18,463
Affiliated investments sold	—	18,343	—
Total assets	5,758,788	17,281,789	28,248,691

Liabilities:
Payables and other liabilities:
Units redeemed	1,001	1,484	1,897
Affiliated investments purchased	2,414	27,289	16,567
Investment advisory fees	975	2,931	4,801
Total liabilities	4,390	31,704	23,265
Net assets	$5,754,398	$17,250,085	$28,225,426

Net assets consist of:
Costs of accumulation units	$601,693	$3,098,334	$10,651,708
Undistributed (distributions in excess of) net investment income (loss)	(294,542)	(822,918)	(1,163,884)
Accumulated net realized gain (loss)	5,040,651	10,879,497	10,045,012
Net unrealized appreciation (depreciation) on:
Affiliated investments	406,596	4,095,172	8,692,590
Net assets	$5,754,398	$17,250,085	$28,225,426
Accumulation units	266,921	710,501	1,107,672
Unit value	$21.56	$24.28	$25.48

(A) Affiliated investments, at cost	$5,348,777	$13,157,844	$19,537,638

STATEMENTS OF OPERATIONS

For the year ended December 31, 2016

	Short Horizon	Intermediate Horizon	Intermediate/ Long Horizon
Expenses:
Investment advisory fees	$12,316	$34,666	$56,217
Net investment income (loss)	(12,316)	(34,666)	(56,217)

Net realized gain (loss) on:
Affiliated investments	286,548	921,204	812,273

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(50,678)	(61,772)	788,204
Net realized and change in unrealized gain (loss)	235,870	859,432	1,600,477
Net increase (decrease) in net assets resulting from operations	$223,554	$824,766	$1,544,260

The Notes to Financial Statements are an integral part of this report.

Transamerica Asset Allocation Variable Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Short Horizon		Intermediate Horizon		Intermediate/Long Horizon
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$(12,316)	$(13,835)	$(34,666)	$(38,556)	$(56,217)	$(60,601)
Net realized gain (loss)	286,548	431,392	921,204	632,543	812,273	712,896
Net change in unrealized appreciation (depreciation)	(50,678)	(521,782)	(61,772)	(857,813)	788,204	(1,050,874)
Net increase (decrease) in net assets resulting from operations	223,554	(104,225)	824,766	(263,826)	1,544,260	(398,579)

Unit transactions:
Units sold	659,188	1,263,812	1,354,796	1,676,110	2,866,062	2,174,999
Units redeemed	(1,513,634)	(1,842,736)	(3,125,071)	(2,651,505)	(5,177,857)	(3,410,087)
Net increase (decrease) in net assets resulting from unit transactions	(854,446)	(578,924)	(1,770,275)	(975,395)	(2,311,795)	(1,235,088)
Net increase (decrease) in net assets	(630,892)	(683,149)	(945,509)	(1,239,221)	(767,535)	(1,633,667)

Net assets:
Beginning of year	6,385,290	7,068,439	18,195,594	19,434,815	28,992,961	30,626,628
End of year	$5,754,398	$6,385,290	$17,250,085	$18,195,594	$28,225,426	$28,992,961
Undistributed (distributions in excess of) net investment income (loss)	$(294,542)	$(282,226)	$(822,918)	$(788,252)	$(1,163,884)	$(1,107,667)
Unit transactions - shares:
Units sold	30,758	59,609	57,889	70,464	117,631	87,644
Units redeemed	(70,633)	(86,796)	(134,375)	(111,600)	(211,482)	(137,523)
Net increase (decrease)	(39,875)	(27,187)	(76,486)	(41,136)	(93,851)	(49,879)

The Notes to Financial Statements are an integral part of this report.

Transamerica Asset Allocation Variable Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS

For a unit outstanding during the years indicated:

	Short Horizon
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Unit value, beginning of year	$20.81	$21.16	$20.52	$20.37	$18.99
Investment operations:
Net investment income (loss) (A)	(0.04)	(0.04)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss)	0.79	(0.31)	0.68	0.19	1.42
Total investment operations	0.75	(0.35)	0.64	0.15	1.38
Unit value, end of year	$21.56	$20.81	$21.16	$20.52	$20.37
Total return (B)	3.58%	(1.66)%	3.13%	0.73%	7.30%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,754	$6,385	$7,068	$6,832	$8,227
Expenses to average net assets (C)	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income (loss) to average net assets	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%
Portfolio turnover rate (D)	33%	51%	36%	63%	51%

(A)	Calculated based on average number of units outstanding.
(B)	Total return reflects Subaccount expenses.
(C)	Does not include expenses of the underlying funds in which the Subaccount invests.
(D)	Does not include portfolio activity of the underlying funds in which the Subaccount invests.

	Intermediate Horizon
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Unit value, beginning of year	$23.12	$23.47	$22.73	$20.10	$18.17
Investment operations:
Net investment income (loss) (A)	(0.05)	(0.05)	(0.05)	(0.04)	(0.04)
Net realized and unrealized gain (loss)	1.21	(0.30)	0.79	2.67	1.97
Total investment operations	1.16	(0.35)	0.74	2.63	1.93
Unit value, end of year	$24.28	$23.12	$23.47	$22.73	$20.10
Total return (B)	5.01%	(1.48)%	3.24%	13.07%	10.67%
Ratio and supplemental data:
Net assets end of year (000’s)	$17,250	$18,196	$19,435	$20,774	$19,718
Expenses to average net assets (C)	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income (loss) to average net assets	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%
Portfolio turnover rate (D)	26%	23%	29%	54%	37%

(A)	Calculated based on average number of units outstanding.
(B)	Total return reflects Subaccount expenses.
(C)	Does not include expenses of the underlying funds in which the Subaccount invests.
(D)	Does not include portfolio activity of the underlying funds in which the Subaccount invests.

	Intermediate/Long Horizon
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Unit value, beginning of year	$24.13	$24.47	$23.70	$19.93	$17.70
Investment operations:
Net investment income (loss) (A)	(0.05)	(0.05)	(0.05)	(0.04)	(0.04)
Net realized and unrealized gain (loss)	1.40	(0.29)	0.82	3.81	2.27
Total investment operations	1.35	(0.34)	0.77	3.77	2.23
Unit value, end of year	$25.48	$24.13	$24.47	$23.70	$19.93
Total return (B)	5.60%	(1.40)%	3.28%	18.93%	12.60%
Ratio and supplemental data:
Net assets end of year (000’s)	$28,225	$28,993	$30,627	$30,602	$27,794
Expenses to average net assets (C)	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income (loss) to average net assets	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.20)%
Portfolio turnover rate (D)	21%	16%	17%	32%	30%

(A)	Calculated based on average number of units outstanding.
(B)	Total return reflects Subaccount expenses.
(C)	Does not include expenses of the underlying funds in which the Subaccount invests.
(D)	Does not include portfolio activity of the underlying funds in which the Subaccount invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Asset Allocation Variable Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Asset Allocation Variable Funds (the “Separate Account”), is a non-diversified separate account of Transamerica Financial Life Insurance Company (“TFLIC”), and is registered as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Separate Account applies investment company accounting and reporting guidance. The Separate Account is composed of three different subaccounts (each, a “Subaccount” and collectively, the “Subaccounts”) that are separate investment funds and are listed below. Each Subaccount invests substantially all of its investable assets among certain Transamerica Partners Variable Funds (“TPVF”). Certain TPVF subaccounts invest substantially all of their investable assets in the Transamerica Partners Portfolios (each a “Portfolio” and collectively, the “Portfolios”).

Subaccount
Transamerica Asset Allocation-Short Horizon Subaccount (“Short Horizon”)
Transamerica Asset Allocation-Intermediate Horizon Subaccount (“Intermediate Horizon”)
Transamerica Asset Allocation-Intermediate/Long Horizon Subaccount (“Intermediate/Long Horizon”)

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Subaccounts. TAM provides continuous and regular investment management services to the Subaccounts.

For each of the Portfolios, TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations to the Portfolios. TAM may, in the future, determine to provide the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolios and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolios employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolios’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolios; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolios’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolios; oversight of other service providers to the Portfolios, such as the custodian, the transfer agent, the Portfolios’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolios; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM’s investment management services include the provision of supervisory and administrative services to the Portfolios. TAM, not the Portfolios, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Subaccounts’ financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Subaccounts.

Security transactions: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Net realized gain (loss) is from investments in units of investment companies.

Operating expenses: The Separate Account accounts separately for the assets, liabilities, and operations of each Subaccount. Each Subaccount will indirectly bear the fees and expenses reflected in the corresponding TPVF unit value. These expenses are not reflected in the expenses within the Statements of Operations of the Subaccount and are not included in the ratios to Average Net Assets (“ANA”) shown within the Financial Highlights.

Indemnification: In the normal course of business, the Subaccounts enter into contracts that contain a variety of representations that provide general indemnifications. The Subaccounts’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Subaccounts and/or their affiliates that have not yet occurred. However, based on experience, the Subaccounts expect the risk of loss to be remote.

Transamerica Asset Allocation Variable Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The value of each Subaccount’s investment in a corresponding subaccount of the TPVF is valued at the unit value per share of each Subaccount at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Subaccounts utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Subaccounts’ investments, at December 31, 2016, is disclosed within the Security Valuation section of each Subaccount’s Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Subaccounts use fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Each Subaccount invests substantially all of its investable assets among certain TPVF subaccounts and the TPVF subaccounts invest all of their investable assets in the Portfolios. The summary of the inputs used for valuing each Portfolio’s

Transamerica Asset Allocation Variable Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

assets carried at fair value is discussed in the Security Valuation section of the Portfolios’ Notes to Financial Statements, which are attached to this report. Descriptions of the valuation techniques applied to the Subaccounts’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the NAV of the underlying subaccounts. These investments are actively traded and no valuation adjustments are applied. Investment companies are categorized in Level 1 of the fair value hierarchy.

4. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Subaccounts’ investment adviser, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TAM is also investment adviser of TPVF. The unit values of TPVF will reflect the fees and other expenses paid by TPVF to TAM and its affiliates. TAM directly pays all other ordinary expenses, which include fees related to audit, custody, legal, printing, trustees, and registration.

All Subaccount holdings in investment companies are considered affiliated. Realized and unrealized gains (losses) are broken out within the Statements of Operations.

Investment advisory fees: TAM provides general investment advice to each Subaccount pursuant to the investment advisory agreement. For its services, each Subaccount pays management fees accrued daily and payable monthly, at an annual rate equal to 0.20% of each Subaccount’s daily ANA.

TFLIC is the legal holder of the assets in the Subaccounts and will at all times maintain assets in the Subaccounts with a total market value of at least equal to the contract liabilities for the Subaccounts.

Certain managing board members and officers of TFLIC are also trustees, officers, or employees of TAM or its affiliates. No interested managing board member, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Separate Account. Similarly, none of the Separate Account’s officers or interested trustees receive compensation from the Subaccounts. The independent board members of TFLIC are also trustees of the Portfolios, for which they receive fees.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 2008, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by the Separate Account to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee.

Brokerage commissions: The Subaccounts incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

5. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Subaccount	Purchases of Securities	Sales of Securities
Short Horizon	$2,001,545	$2,868,422
Intermediate Horizon	4,468,394	6,273,515
Intermediate/Long Horizon	6,052,047	8,420,221

6. FEDERAL INCOME TAXES

The operations of the Separate Account form a part of, and are taxed with, the operations of TFLIC, a wholly-owned subsidiary of Aegon USA. TFLIC does not expect, based upon current tax law, to incur any income tax upon the earnings or realized capital gains

Transamerica Asset Allocation Variable Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. FEDERAL INCOME TAXES (continued)

attributable to the Separate Account. Based upon this expectation, no charges are currently being deducted from the Separate Account for federal income tax purposes. The Subaccounts recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Subaccounts’ federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Subaccounts’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Subaccounts’ financial statements. If applicable, the Subaccounts recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statements of Operations. The Subaccounts identify their major tax jurisdictions as U.S. Federal, the state of Colorado and foreign jurisdictions where the Subaccounts make significant investments; however, the Subaccounts are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

7. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Subaccounts’ financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Subaccounts’ financial statements.

Transamerica Asset Allocation Variable Funds	Annual Report 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Transamerica Financial Life Insurance Company and the Contract holders of Transamerica Asset Allocation Variable Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Asset Allocation Variable Funds (comprising, respectively, Transamerica Asset Allocation – Short Horizon Subaccount, Transamerica Asset Allocation – Intermediate Horizon Subaccount and Transamerica Asset Allocation – Intermediate/Long Horizon Subaccount) (collectively, the “Subaccounts”) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Subaccounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Subaccounts’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Subaccounts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Subaccounts comprising Transamerica Asset Allocation Variable Funds at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2017

Transamerica Asset Allocation Variable Funds	Annual Report 2016

Management of the Trust

Board Members and Officers

(unaudited)

The Board Members and executive officers of each Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of each Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of each Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Subaccount and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Subaccount and the operation of each Subaccount by its officers. The Board also reviews the management of each Subaccount’s assets by the investment manager and its respective sub-adviser.

The Subaccounts are among the portfolios advised and sponsored by TAM (collectively, “Transamerica Mutual Funds”). The Transamerica Mutual Funds consist of Transamerica Funds (“TF”), Transamerica Series Trust (“TST”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 184 funds as of the date of this annual report.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

The Board Members of each Trust and each Portfolio Trust, their age, their positions with the Trusts, and their principal occupations for the past five years (their titles may have varied during that period) the number of funds in Transamerica Mutual Funds the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Trustee became a Trustee of either of the Trusts or Transamerica Partners Portfolios.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (43)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Vice President, Transamerica Life Insurance Company
(2010 – present);

				184	Director, Massachusetts Fidelity Trust Company (since 2014); Director, Aegon Global Funds (since 2016)

Transamerica Asset Allocation Variable Funds	Annual Report 2016

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (68)	Board Member	Since 2012	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2012 – present); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	184	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (64)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	184	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (60)	Lead Independent Board Member	Since 2007	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, TF (2002 – present); Board Member, TIS (2002 – 2015); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Market President, Nations Bank of Sun Coast Florida (1998 – 1999);	184	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Asset Allocation Variable Funds	Annual Report 2016

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida
(1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida
(1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia
(1976 – 1991).

David W. Jennings (70)	Board Member	Since 2009	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	184	N/A
Russell A. Kimball, Jr. (72)	Board Member	Since 2007	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, TF, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – 2015); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	184	N/A
Patricia L. Sawyer (66)	Board Member	Since 1993	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TIS (2007 – 2015); Board Member, TII (2008 – 2010); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); and	184	Honorary Trustee, Bryant University (1996 – present)

Transamerica Asset Allocation Variable Funds	Annual Report 2016

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Patricia L. Sawyer (continued)			Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.
John W. Waechter (64)	Board Member	Since 2007	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TIS (2004 – 2015); Board Member, TF (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	184	Operation PAR, Inc. (non-profit organization) (2008 – present); Remember Honor Support, Inc. (non-profit organization) (2013-present) Board Member, WRH Income Properties, Inc. (real estate) (2014-present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Asset Allocation Variable Funds	Annual Report 2016

Officers

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with each Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (43)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See previous table.
Tané T. Tyler (51)	Vice President, Associate General Counsel, Chief Legal Officer and Secretary	Since 2014

Vice President, Associate General Counsel, Chief Legal Officer and Secretary, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Assistant General Counsel, Chief Legal Officer and Secretary, TIS (2014 – 2015);

Director, Vice President, Assistant General Counsel, Chief Legal Officer and Secretary, TAM and TFS (2014 – present);

Senior Vice President, Secretary and General Counsel, ALPS, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc. (2004 – 2013); and

Secretary, Liberty All-Star Funds (2005-2013).

Christopher A. Staples (46)	Vice President and Chief Investment Officer, Advisory Services	Since 2007

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management
(2005 – 2006), Transamerica Funds and TST;

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), TIS;

Senior Director, Investments, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer
(2007 – 2010);

Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Thomas R. Wald (55)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chief Investment Officer, TIS (2014 – 2015);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Transamerica Asset Allocation Variable Funds	Annual Report 2016

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Thomas R. Wald (continued)

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present);

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014);

Portfolio Manager, Tactical Allocation Group, LLC (2010 – 2011);

Mutual Fund Manager, Munder Capital Management (2005 – 2008); and

Mutual Fund Manager, Invesco Ltd. (1997 – 2004).

Vincent J. Toner (46)	Vice President and Treasurer	Since 2014

Vice President and Treasurer (2014 – present) Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF;

Vice President and Treasurer, TIS (2014 – 2015);

Vice President and Treasurer, TAM and TFS (2014 – present);

Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014); and

Vice President Fund Administration & Fund Accounting, Oppenheimer Funds (2007 – 2010)

Matthew H. Huckman, Sr. (48)	Tax Manager	Since 2014

Tax Manager, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Tax Manager, TIS (2014 – 2015);

Tax Manager, TFS (2012 – present); and

Assistant Mutual Fund Tax Manager, Invesco (2007 – 2012).

Scott M. Lenhart (55)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present), TIS (2014 – 2015);

Chief Compliance Officer and Anti-Money Laundering Officer (2014 – present), Senior Compliance Officer (2008 – 2014), TAM;

Vice President and Chief Compliance Officer, TFS (2014 – present);

Director of Compliance, Transamerica Investments & Retirement (2014 – present);

Vice President and Chief Compliance Officer, Transamerica Financial Advisors, Inc. (1999 – 2006); and

Assistant Chief Compliance Officer, Raymond James Financial, Inc., Robert Thomas Securities, Inc. (1989 – 1998).

*	Elected and serves at the pleasure of the Board of each Trust.

Transamerica Asset Allocation Variable Funds	Annual Report 2016

Appendix A

Transamerica Partners Portfolios

Transamerica Partners High Quality Bond Portfolio

(unaudited)

MARKET ENVIRONMENT

The year ended with generally positive returns to the fixed income markets, as the Bloomberg Barclays U.S. Aggregate Bond Index and BofA Merrill Lynch U.S. Corporate & Government 1-3 Years Index returned 2.65% and 1.28%, respectively. However, these returns masked volatility experienced during the year. The first half of the year was characterized by gradually declining interest rates. Rates ended the year higher than where they started after a significant increase in rates following the U.S. presidential election. Interest rates moved higher in the fourth quarter on the expectation of policies from the new administration that could benefit economic growth, but also drive inflation higher. Rates also moved higher as the U.S. Federal Reserve raised its target federal funds rate to a range of 0.5% - 0.75% in December.

After a tumultuous first quarter, spreads on credit sector securities tightened the remainder of the year, ending near two-year lows. Spread moves were typically led by the corporate bond sector. Much of the high-grade fixed income market was the beneficiary of investments from non-domestic buyers during 2016. Given very low rates, and in many cases negative rates, in other fixed income markets, international buyers were happy to purchase high-quality, dollar-denominated assets with significantly higher yields than what they could find domestically. These flows helped to fuel the spread tightening of dollar-denominated fixed income securities. Levels of new issuance varied across the fixed income sectors. Investment grade corporate new issuance set a new record, while issuance in the structured sectors was more muted.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners High Quality Bond Portfolio returned 1.51%. By comparison, its benchmark, the BofA Merrill Lynch U.S. Corporate & Government 1-3 Years Index, returned 1.28%.

STRATEGY REVIEW

With the tightening of the spread sectors in 2016, the primary driver of performance was an overweight to the spread sectors, particularly the structured sectors. Both asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) contributed substantially to relative performance. Contribution from overweight positions in industrials and financials was also positive, while underweighting utilities hurt returns.

Specific security selection was also an important factor in performance. The Portfolio’s energy holdings aided performance, as the energy sector rallied significantly after widening in the first quarter. The Portfolio’s specific real estate investment trust and brokerage holdings also contributed to relative performance.

Curve positioning had a modest negative impact. The Treasury curve flattened in 2016; short rates rose more than longer rates. The Portfolio’s overweight to the 0 to 1-year and 2 to 3-year duration buckets weighed.

Allocation within sectors changed during the year. In ABS, an allocation to auto loan subordinated tranches increased. These tranches have well-enhanced credit support, well-performing collateral and provide a significant increase in yield relative to the senior tranches. In CMBS, we trimmed holdings of mezzanine CMBS in the second half of the year, preferring to move into agency CMBS, as the spreads between non-agency and agency paper had compressed. At year end, the Portfolio’s yield to maturity was higher and duration was lower than the benchmark.

Jennifer K. Wynn, CFA

Peter S. Kaplan, CFA

Co-Portfolio Managers

Merganser Capital Management, LLC

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Inflation-Protected Securities Portfolio

(unaudited)

MARKET ENVIRONMENT

In 2016, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities Index and the Bloomberg Barclays World Government Inflation-Linked Bond Index posted returns of 4.68% and 10.22%, respectively. The U.S. 10-year, break-even inflation rate widened by approximately 25%, closing at 1.97%. This marked a sharp rebound from the energy induced sell-off at the start of the year, when break-evens reached the lows of 1.2% in February. The reflationary narrative began in the middle of the year, with consistent core consumer price index between the 2.2% and 2.3% year-over-year level, but there was diffusion of strength within index components, such as apparel, shelter and medical care.

Immediately following the results of the U.S. election, markets generally perceived Donald Trump’s political agenda as supportive of the reflationary narrative, as nominal rates sold off to near-term highs; the 10-year U.S. Treasury closed at 2.4%. The U.S. Federal Reserve (“Fed”) hiked the policy rate by 25 basis points (“bps”) at the December Federal Open Market Committee meeting. The median forecast of the federal funds rate showed a slightly faster pace of hiking in 2017, by three times, against two contained in the September projections.

Globally, the June 23 U.K. referendum resulted in a leave vote from the European Union (“Brexit”), resulting in over 7% depreciation of the sterling to multidecade lows against the U.S. dollar. Following the initial Brexit shock, U.K. break-evens plunged 16-20 bps across the curve, but retraced to close the year higher. Yields on German bunds rallied into negative territory for the first time ever on June 14. The Bank of Japan left its policy rate unchanged at (0.10)%, and it introduced quantitative and qualitative easing. The bank scrapped the average maturity targeting for Japanese government bonds and stated that it will buy them so that 10-year yields remain around the current level.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Inflation-Protected Securities Portfolio returned 4.03%. By comparison, its benchmark, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, returned 4.68%.

STRATEGY REVIEW

Long U.S. break-even positioning was a detractor over the first half of year. In the first six weeks, long U.S. break-even positioning was a detractor as energy prices plummeted, but the retracement higher in break-evens in March contributed marginally to performance. Long break-even positioning continued to detract as inflation expectations narrowed in the latter portion of the second quarter.

Over the second half of the year, break-even positioning benefited performance, especially in the wake of the U.S. election as inflation expectations rose meaningfully. Detractors included the Portfolio’s aggregate European and short Japanese nominal bond positioning. Long New Zealand real rate positioning was a contributor. Within currencies, short British pound vs. Australian dollar and Japanese yen proved beneficial surrounding Brexit, although aggregate currency positioning detracted.

During the period, the Portfolio used derivatives. These positions detracted from performance.

Martin Hegarty

Gargi Chaudhuri

Co-Portfolio Managers

BlackRock Financial Management, Inc.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

(unaudited)

MARKET ENVIRONMENT

In December 2016, the Conference Board reported that consumer confidence was at the highest levels since 2001. The Institute for Supply Management’s December Purchasing Manager’s Index put U.S. factory activity at a two-year high. Riskier assets in the U.S., like high-yield debt and equities, the latter of which reached all-time highs, had double-digit total returns for the year, landing both in the top-20 returning asset classes. More broadly, some $3 trillion of value rotated out of U.S. fixed income and into U.S. equities—and that was just in the two months following the election. Inflation expectations also surged in November to the highest levels in a year, as nominal interest rates leapt higher.

The end of a raucous election season helped end a long period of policy uncertainty. Donald Trump’s victory, and the Republican Party’s singular control of the Congress and the White House, buoyed the markets on the prospects of substantive tax reforms and the possibility of infrastructure spending.

The U.S. Federal Reserve’s (“Fed”) commitment to keeping interest rates historically low helped fuel risk taking. Another factor was concerns that continued economic improvement and steadily rising inflation would accelerate the Fed’s move to higher rates in 2017 and led market participants to move in 2016, while yields were low and spreads compressed.

In December, when the Fed raised rates for just the second time in two years, its own projections suggested roughly three hikes in 2017, a more aggressive pace than previously forecast. Short-term interest rates, like three-month LIBOR for example, rose to the highest levels since the financial crisis. The period of historically low rates may be coming to an end, which is raising concerns over how tighter financial conditions—especially the stronger U.S. dollar, which may have been the biggest story of 2016—may impact borrowers globally, from emerging-market corporates to developed-market sovereigns.

Commodity prices rebounded during the year. Crude oil, which was boosted by the Organization of Petroleum Exporting Countries’ (“OPEC”) December decision to cut production, closed near its high for the year. Also supporting commodity prices was China’s top line economic growth, which stabilized at 6.7%. Partly due to concerted fiscal stimulus, this was a welcomed sign after years of steadily declining growth from the world’s largest commodities importer.

Overall, 2016 was a volatile year that started on the wrong foot with a 10% decline in the S&P 500® in the first six weeks. Crude oil prices reached depths not seen in over a decade, and the 10-year U.S. Treasury yield hit an all-time low by July of 1.37%. Geopolitical risks—like Great Britain’s referendum to leave the European Union (“Brexit”), turmoil in Syria, deadly terror attacks in the West, and an attempted coup in Turkey—proved to be momentous social and political events, but they had little lasting impact on the year’s financial market performance.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Core Bond Portfolio returned 3.46%. By comparison, its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.65%.

STRATEGY REVIEW

Throughout the year, the Portfolio was positioned to capture additional yield by underweighting Treasury and agency mortgage-backed securities and overweighting spread asset classes, including investment grade corporate bonds, commercial mortgage-backed securities, asset-backed securities and non-agency, mortgage-backed securities. Overall, this asset class positioning contributed positively to performance relative to the benchmark. The largest benefits came from spread tightening within the spread asset classes and strong current income generation.

Partially offsetting this positive relative performance was a negative contribution from yield-curve positioning. Rates shifted higher across the curve, particularly in the fourth quarter, and although the overall portfolio duration was slightly shorter than the benchmark, positioning at certain points on the curve led to negative relative performance as curve shifts varied across the maturity spectrum. Security selection within investment grade corporate bonds was also a detractor.

Brian W. Westhoff, CFA

Doug Weih, CFA

Matthew Q. Buchanan, CFA

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Yield Bond Portfolio

(unaudited)

MARKET ENVIRONMENT

U.S. high-yield debt had a blockbuster year in 2016. Total returns, as measured by the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, exceeded 17%, making it the best performing fixed-income asset class, and with relatively low volatility, the sector offered some of the best risk-adjusted returns available to investors.

The start of the year was dominated by concerns over China’s weakening growth outlook, continued deterioration in commodity prices—crude oil prices fell to the lowest levels in over a decade—and increased default expectations for the high-yield sector. Concerns over China faded quickly as their government’s late-2015 fiscal stimulus resulted in a higher demand for hard metals by the first quarter. While defaults did materialize early in the year, an improving commodity outlook and change in tone from the Organization of Petroleum Exporting Countries (“OPEC”) led to a significant rally in commodity prices as well as high-yield commodity bonds, setting the stage for the rally that followed. During the period, strength was sustained even as defaults weighed on the market.

The market’s supply/demand balance was a dominant theme over the year; demand consistently outstripped new-issue supply. Even though total fixed-income issuance breached record levels, high-yield new issues declined year-over-year, for the third consecutive year. Still, 2016’s $280 billion in gross new issuance was the sixth largest on record. Of 2016’s issuance, the bulk was in the BBB-to-B range of the credit spectrum. CCC (and lower) volumes were the lowest since 2003. New issue loan volume totaled $441 billion, a 36% increase from 2015’s total issuance of $325.8 billion and the third largest annual volume on record, trailing only 2013’s record high $670 billion and 2014’s $467 billion.

Interestingly, the use of proceeds for 2016’s issuance reveals that refinancing activity dominated, amid record low interest rates and tight spreads. Acquisition-related issuance fell to a seven-year low, accounting for only 15% of total issuance.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners High Yield Bond Portfolio returned 15.44%. By comparison, its benchmark, the BofA Merrill Lynch High Yield Master II Index, returned 17.49%.

STRATEGY REVIEW

At the ratings level, performance was driven by selection decisions in B and CCC-rated credits, which detracted the most from excess returns, yet holding a core underweight to BBs provided a positive offset. BB-rated holdings provided the largest active contribution to returns, though a small allocation to not-rated bonds was also additive to returns.

At the sector level, communications, consumer cyclical and capital goods were the largest contributors to excess returns, but these positives were more than offset by the largest detractors—energy, transports and utilities. Energy was an underweight during the year due to our view that potential risks in the sector outweighed the potential rewards. Even so, the sector—led by many of the most leveraged names—rallied strongly.

Kevin Bakker, CFA

Benjamin D. Miller, CFA

James K. Schaeffer, Jr.

Derek Thoms

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

(unaudited)

MARKET ENVIRONMENT

Aegon USA Investment Management, LLC

In December 2016, the Conference Board reported that consumer confidence was at the highest levels since 2001. The Institute for Supply Management’s December Purchasing Manager’s Index put U.S. factory activity at a two-year high. Riskier assets in the U.S., like high-yield debt and equities, the latter of which reached all-time highs, had double-digit total returns for the year, landing both in the top-20 returning asset classes. More broadly, some $3 trillion of value rotated out of U.S. fixed income and into U.S. equities—and that was just in the two months following the election. Inflation expectations also surged in November to the highest levels in a year, as nominal interest rates leapt higher.

The end of a raucous election season helped end a long period of policy uncertainty. Donald Trump’s victory, and the Republican Party’s singular control of the Congress and the White House, buoyed the markets on the prospects of substantive tax reforms and the possibility of infrastructure spending.

The U.S. Federal Reserve’s (“Fed”) commitment to keeping interest rates historically low helped fuel risk taking. Another factor was concerns that continued economic improvement and steadily rising inflation would accelerate the Fed’s move to higher rates in 2017 and led market participants to move in 2016, while yields were low and spreads compressed.

In December, when the Fed raised rates for just the second time in two years, its own projections suggested roughly three hikes in 2017, a more aggressive pace than previously forecast. Short-term interest rates, like three-month LIBOR for example, rose to the highest levels since the financial crisis. The period of historically low rates may be coming to an end, which is raising concerns over how tighter financial conditions—especially the stronger U.S. dollar, which may have been the biggest story of 2016—may impact borrowers globally, from emerging-market corporates to developed-market sovereigns.

Commodity prices rebounded during the year. Crude oil, which was boosted by the Organization of Petroleum Exporting Countries’ (“OPEC”) December decision to cut production, closed near its high for the year. Also supporting commodity prices was China’s top line economic growth, which stabilized at 6.7%. Partly due to concerted fiscal stimulus, this was a welcomed sign after years of steadily declining growth from the world’s largest commodities importer.

Overall, 2016 was a volatile year that started on the wrong foot with a 10% decline in the S&P 500® in the first six weeks. Crude oil prices reached depths not seen in over a decade, and the 10-year U.S. Treasury yield hit an all-time low by July (1.37%). Geopolitical risks—like Great Britain’s referendum to leave the European Union (“Brexit”), turmoil in Syria, deadly terror attacks in the West, and an attempted coup in Turkey—proved to be momentous social and political events, but they had little lasting impact on the year’s financial market performance.

J.P. Morgan Investment Management, Inc.

U.S. equity markets in 2016 can be best described as a tale of two halves. In the first half, volatility was attributable to several factors including the sudden devaluation of the Chinese renminbi, crude oil prices falling below $30 a barrel, fears of a global economic slowdown and the unexpected Brexit. However, improvement in global economic growth, recovering commodity prices and the realization that the Brexit vote was a political crisis rather than a financial crisis contributed to equity markets stabilizing. Improving sentiment led to a shift in market leadership from the defensive to the cyclical sectors. The rotation into cyclicals intensified when in a surprising turn of events, Donald J. Trump was elected the 45th president of the U.S.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Balanced Portfolio returned 8.29%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Bloomberg Barclays U.S. Aggregate Bond Index, returned 11.96% and 2.65%, respectively.

STRATEGY REVIEW

Aegon USA Investment Management, LLC

Throughout the year, the Portfolio was positioned to capture additional yield by underweighting Treasury and agency mortgage-backed securities and overweighting spread asset classes, including investment grade corporate bonds, commercial mortgage-backed securities, asset-backed securities, and non-agency, mortgage-backed securities. Overall, this asset class positioning contributed positively to relative performance compared to the benchmark. The largest benefits came from spread tightening within the spread asset classes and strong current income generation.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

(unaudited)

STRATEGY REVIEW (continued)

Partially offsetting this positive relative performance was a negative contribution from yield-curve positioning. Rates shifted higher across the curve, particularly in the fourth quarter, and although the overall portfolio duration was slightly shorter than the benchmark, positioning at certain points on the curve led to negative relative performance as curve shifts varied across the maturity spectrum. Security selection within investment grade corporate bonds was also a detractor.

J.P. Morgan Investment Management, Inc.

Stock selection in the media, health services and systems and technology sectors helped results, while stock selection in the pharmaceutical /medical technology, insurance and consumer cyclical sectors weighed on returns.

Among positives, an overweight in Time Warner, Inc. in the media sector contributed to returns after AT&T offered to acquire the company. Due to valuable content assets like HBO and its Warner Brothers film unit, Time Warner, Inc. may provide AT&T with new sources of growth amid efforts to diversify its revenue base as its wireless business matures.

In health services/systems, an overweight in UnitedHealth Group, Inc. bolstered returns after better-than-expected cost control and strong premium growth allowed the company to sidestep broader pressures within the sector. J.P. Morgan Investment Management, Inc. remains positive due to what is seen as the high potential of the company’s Optum Health platform, improving medical loss ratios and positive exposure to the broad stabilization of Medicare Advantage cost trends. An underweight in Walt Disney Co. contributed amid concerns about ESPN subscribers and tough film comparisons after its successful 2015 film slate. However, J.P. Morgan Investment Management, Inc. reduced the underweight as investor focus shifted to Walt Disney Co.’s 2018 fiscal year.

On the negative side, an underweight in NVIDIA Corp. within the semiconductors/hardware sector weighed on performance; the company continued to show tremendous strength in its gaming segment while developing new markets in automotive content and deep learning. While these new markets may be commoditized in the future, its gaming growth led us to shift to a neutral stance in the near-term.

Within financials, not holding JPMorgan Chase & Co. weighed on performance. Strong earnings growth was enabled by continued strength in cost control, along with fixed income, currencies and commodities performance and asset quality. The broader, post-election rally for financials further boosted the bank due to expected rises in loan growth and interest rates. J.P. Morgan Investment Management, Inc. is unable to hold JPMorgan Chase & Co. due to regulatory restrictions.

In pharmaceutical/medical technology, the Portfolio’s underweight in Johnson & Johnson detracted, as the company reported market share gains in several key pharmaceutical products, lowered interest rate expenses and improved cost management. While J.P. Morgan Investment Management, Inc. finds the strength in its pharmaceutical unit to be incrementally positive, there were concerns about the impact of broader pricing pressures on Johnson & Johnson and were skeptical about its capital allocation execution.

During the period, the Portfolio used derivatives. These positions added to performance.

Brian W. Westhoff, CFA

Doug Weih, CFA

Matthew Q. Buchanan, CFA

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Raffaele Zingone, CFA

Timothy Snyder, CFA

Aryeh Glatter

Steven G. Lee

Co-Portfolio Managers

J.P. Morgan Investment Management, Inc.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Value Portfolio

(unaudited)

MARKET ENVIRONMENT

U.S. stocks were up across the board, led by small cap value (the Russell 2000® Value Index returned a staggering 31.74%). It was a tale of two periods. At the beginning of the year, performance was negatively impacted by the “cult” of stability, which led to an indifference to valuations and AJO, LP’s inability to participate in the momentum rally. Value stocks’ recovery in the second half of the year boosted the Portfolio’s returns, evident in the industrial, energy and financial sectors.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Large Value Portfolio returned 9.43%. By comparison, its primary and secondary benchmarks, the Russell 1000® Value Index and the S&P 500®, returned 17.34% and 11.96%, respectively.

STRATEGY REVIEW

We remain true to our systematic approach that focuses on low-priced companies with proven and confident management, positive earnings and price momentum and favorable investor sentiment. The Portfolio invests in a broadly diversified selection of large-cap stocks using our disciplined investment approach—we are fully invested in U.S. equities, avoid broad sector bets, and take only modest industry-level and stock-specific bets. Our goal is to outperform the benchmark with incremental gains across many holdings.

Using bottom-up stock selection, we evaluate companies relative to their industry peers using four broad categories of measures: value, management, momentum and sentiment. Value refers to the somewhat traditional ratios of price to fundamental value; management means we look for evidence that a company’s management team has and will continue to emphasize earning power; momentum indicates when stocks might begin to rise toward full valuation; and sentiment captures the buying and selling behavior of key investor segments in various markets. As we search for opportunities, we keep a sharp eye on minimizing transaction costs, helping us maximize profits in our stock-selection effort.

The Portfolio underperformed its benchmark, the Russell 1000® Value Index, due to lagging significantly in the first half of the year. Our performance rebounded somewhat in the second half of the year, as value stocks began outperforming. Industrial and energy holdings disappointed in the first half of the year, but contributed at the end. A valuation-driven bet for banks paid off in the fourth quarter, as a result of investors expecting a steeping yield curve in 2017.

For the full year, our energy and industrial holdings weighed the most on relative performance. Within energy, underweights in integrated energy companies Exxon Mobil Corp. and Chevron Corp. weighed the most, followed by our holdings in Marathon Petroleum Corp. (no longer held at period end) and Ensco PLC. In industrials, American Airlines Group, Inc. (no longer held at period end) and Alaska Air Group, Inc. (no longer held at period end) were the largest individual detractors. Relative contributors were led by our real estate investment trust holdings, which significantly outperformed the Index’s holdings.

Theodore R. Aronson

Stefani Cranston

Gina Marie N. Moore

Gregory J. Rogers

Christopher J.W. Whitehead

Co-Portfolio Managers

AJO, LP

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Core Portfolio

(unaudited)

MARKET ENVIRONMENT

U.S. stocks were up across the board, led by small cap value (the Russell 2000® Value Index returned a staggering 31.74%). It was a tale of two periods. At the beginning of the year, performance was negatively impacted by the “cult” of stability, which led to an indifference to valuations and AJO, LP’s inability to participate in the momentum rally. Value stocks’ recovery in the second half of the year boosted the Portfolio’s returns, evident in the industrial, energy and financial sectors.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Large Core Portfolio returned 8.13%. By comparison, its primary and secondary benchmarks, the Russell 1000® Index and the S&P 500®, returned 12.05% and 11.96%, respectively.

STRATEGY REVIEW

We remain true to our systematic approach that focuses on low-priced companies with proven and confident management, positive earnings and price momentum and favorable investor sentiment. The Portfolio invests in a broadly diversified selection of large-cap stocks using our disciplined investment approach—we are fully invested in U.S. equities, avoid broad sector bets, and take only modest industry-level and stock-specific bets. Our goal is to outperform the benchmark with incremental gains across many holdings.

Using bottom-up stock selection, we evaluate companies relative to their industry peers using four broad categories of measures: value, management, momentum and sentiment. Value refers to the somewhat traditional ratios of price to fundamental value; management means we look for evidence that a company’s management team has and will continue to emphasize earning power; momentum indicates when stocks might begin to rise toward full valuation; and sentiment captures the buying and selling behavior of key investor segments in various markets. As we search for opportunities, we keep a sharp eye on minimizing transaction costs, helping us maximize profits in our stock-selection effort.

The Portfolio lagged significantly in the first half of the year. Our performance rebounded somewhat in the second half of the year, as value stocks began outperforming. Industrial and energy holdings disappointed in the first half of the year, but contributed at the end. A valuation-driven bet for banks paid off in the fourth quarter, as a result of investors expecting a steeping yield curve in 2017.

For the full year, energy and industrial holdings weighed the most on relative performance. Within energy, an underweight in Index heavyweight Exxon Mobil Corp. weighed the most, followed by holdings in Marathon Petroleum Corp. (no longer held at period end) and Ensco PLC. In industrials, an overweight in the transportation industry was the largest detractor.

Contributors were led by holdings in consumer discretionary, real estate and health care. Best Buy Co., Inc. was the top individual contributor in consumer discretionary, while our holdings in real estate investment trusts significantly outperformed those within the Index.

Theodore R. Aronson

Stefani Cranston

Gina Marie N. Moore

Gregory J. Rogers

Christopher J.W. Whitehead

Co-Portfolio Managers

AJO, LP

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

Jennison Associates LLC

2016 was a year of volatility and surprises. Decelerating economic growth in China, concerns that emerging economies might face balance-sheet risks, the negative effect of lower energy prices on industrial sectors, fears of slowing economic growth in the U.S., uncertainty about the course of future U.S. Federal Reserve (“Fed”) monetary tightening, the United Kingdom’s vote to leave the European Union (“Brexit”), and the highly unconventional U.S. presidential election all contributed to volatility. Risk aversion in this global market environment affected how investors valued different securities. Low-volatility, high-dividend-paying stocks were significant drivers of market returns with dividend-paying and other “safety” stocks outperforming, and stocks of higher-growth companies, such as those held in the Portfolio, generally underperforming. In the wake of the November U.S. election, speculation about potential policy initiatives of the new administration favored companies—many of them exhibiting little secular growth—that investors expected to benefit from a less onerous regulatory environment, lower corporate tax rates, and infrastructure and defense spending.

Wellington Management Company LLP

U.S. equities rose over the period, as measured by the S&P 500®, notwithstanding significant volatility during the year. Early in the first quarter of 2016, stocks plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equities surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early-year jitters. A better-than-feared U.S. corporate earnings season in the second quarter and an encouraging economic backdrop helped to sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. After plunging in the two trading days following Brexit, U.S. stocks staged an impressive comeback in the days following.

U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September as investors remained focused on the Fed’s actions, specifically on the timing of the next rate hike. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stocks rose following Donald Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Economic data released during the quarter was generally encouraging, as third quarter gross domestic product (“GDP”) growth was revised slightly higher and the U.S. housing market continued to display healthy trends. In December, the Fed raised rates by 0.25%, a well-telegraphed move and only the second hike in the last decade.

Returns varied by market capitalization; small- and mid-cap stocks, as measured by the Russell 2000® Index and S&P MidCap 400, outperformed large-cap stocks, as measured by the S&P 500®.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Large Growth Portfolio returned 1.06%. By comparison, its primary and secondary benchmarks, the Russell 1000® Growth Index and the S&P 500®, returned 7.08% and 11.96%, respectively.

STRATEGY REVIEW

Jennison Associates LLC

Investor risk aversion hurt higher-growth, and therefore higher-valuation, stocks. Health-care companies faced the additional headwind of growing concerns about drug pricing. Companies that sell innovative, high-priced drugs sold off, among them portfolio holdings Alexion Pharmaceuticals, Inc. (blood and metabolic disorders), Regeneron Pharmaceuticals, Inc. (eye diseases, high cholesterol), and Vertex Pharmaceuticals, Inc. (cystic fibrosis) (no longer held at period end). Healthcare companies in which acquired growth played a greater role, such as Allergan PLC, declined as regulatory changes threatened to remove many of the tax benefits of mergers between U.S. and offshore companies.

Information technology positions advanced but lagged the benchmark sector, with declines in LinkedIn Corp. (no longer held at period end) and salesforce.com, Inc. having the effect of tempering strong gains in NVIDIA Corp. and Tencent Holdings, Ltd. LinkedIn Corp’s decline reflected signs of significant deceleration in recent high growth rates. Salesforce.com, Inc. faced concerns that its growth rate, too, might slow. NVIDIA Corp.’s revenue, gross margin and earnings exceeded forecasts. The company has transformed itself from a personal-computer-centric graphics provider to a company focused on key high-growth markets, where we believe it can leverage its graphics expertise to offer high-value-added solutions. Tencent Holdings Ltd., China’s largest and most visited internet service portal, continued to perform well fundamentally, driven by its dominant position in China’s online gaming and instant messaging markets and its growing advertising and payment service efforts.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Growth Portfolio

(unaudited)

STRATEGY REVIEW (continued)

In consumer discretionary, NIKE, Inc.’s decline partially offset solid advances in Amazon.com, Inc., Marriott International, Inc. and Time Warner, Inc. NIKE, Inc. declined on inventory overhang, declining average selling prices and increased competition. Amazon.com, Inc. benefited from continued strong execution, margin expansion and development of a meaningfully important business opportunity in cloud infrastructure. The company continued to invest to drive unit growth in its core retail business and through the proliferation of digital commerce via the mobile market. Marriott International, Inc., which acquired Starwood Hotels, benefited from increased demand and limited supply growth in the U.S., which led to accelerating revenue and operating income growth. Time Warner, Inc. rose on news that AT&T was acquiring it at a significant premium to the stock’s closing price on the day before the announcement.

Concho Resources, Inc. was a strong performer in the energy sector. It announced a series of deals that consolidated its core acreage and shed noncore positions, improving its balance sheet and efficiency.

Financials, including portfolio holding Goldman Sachs Group, Inc., benefited as the market reacted favorably to the new U.S. administration, which is widely thought to favor a less onerous regulatory environment. We believe Goldman Sachs Group, Inc.’s strong capital base and leading global positions in investment banking, capital markets, trading and asset management provide attractive exposure to long-term global economic expansion.

Wellington Management Company LLP

The portfolio management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a portfolio that focuses largely on stock selection for generating benchmark-relative outperformance.

During the period, poor stock selection in the information technology sector was the primary driver of underperformance. Security selection within health care and consumer staples also detracted. This was partially offset by positive security selection within consumer discretionary and energy. The Portfolio’s underweight allocation in telecommunication services detracted, while an underweight in real estate and health care sectors partially offset negative results.

The Portfolio’s largest relative detractors included Allergan PLC, an Ireland-based specialty pharmaceutical company; Regeneron Pharmaceuticals, Inc., a biopharmaceutical company that develops medicines for the treatment of serious medical conditions; and NIKE, Inc., a company which sells athletic footwear and apparel.

The Portfolio’s largest contributors to relative performance included Netflix, Inc., an Internet television network; Gilead Sciences, Inc., a research-based biopharmaceutical company (no longer held at period end); and Valspar Corp., a company that manufacturers paints and coatings (no longer held at period end).

Michael A. Del Balso

Spiros “Sig” Segalas

Blair A. Boyer

Co-Portfolio Managers

Jennison Associates LLC

Mammen Chally, CFA

Portfolio Manager

Wellington Management Company LLP

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Mid Value Portfolio

(unaudited)

MARKET ENVIRONMENT

J.P. Morgan Investment Management, Inc.

U.S. equity markets in 2016 can be best described as a tale of two halves. In the first half, volatility was attributable to several factors including the sudden devaluation of the Chinese renminbi, crude oil prices falling below $30 per barrel, fears of a global economic slowdown and the unexpected vote by the citizens of the United Kingdom to withdraw from the European Union (“Brexit”). However, improvement in global economic growth, recovering commodity prices and the realization that the Brexit vote was a political crisis rather than a financial crisis contributed to the stabilization of equity markets. Improving sentiment led to a shift in market leadership from defensive to cyclical sectors. The rotation into cyclicals intensified when in a surprising turn of events, Donald J. Trump was elected the 45th President of the United States.

Thompson, Siegel & Walmsley LLC

Over the last 12 months, equity markets in the U.S. have been driven by uncertainty over a fragile economic recovery coupled with investor concerns about the U.S. Federal Reserve’s (“Fed”) monetary policy and the surprise outcome of the presidential election. Global issues further exacerbated the situation, including turmoil in the Middle East, China growth concerns, and persistent disinflation. As a result, there were a number of rotations that occurred throughout the year, such as a defensive, yield-oriented backdrop for much of the first half of the year, followed by a more risk-on environment to close out 2016.

During the fourth quarter, there was a distinct rotation that led to a continued overall rally in equities. Specifically, the market was decisively declining over the first five weeks of the quarter, with every sector in the index posting negative returns. This sentiment shifted dramatically immediately preceding the election and continuing through the end of the quarter. In this environment, pro-cyclical stocks ran considerably with the expectation that a Trump presidency would result in significant growth in infrastructure, defense, energy, banks and capital markets, and pockets of health care such as biotechnology. The sell-off in yield that had begun in the third quarter of 2016 continued with real estate investment trusts (“REITs”) and utilities underperforming the broad market.

Overall, valuations have risen significantly over the last three years, making the market more vulnerable to news like the United Kingdom’s decision to leave the European Union, the surprise outcome of the U.S. election, a more hawkish Fed and difficulties in emerging markets.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Mid Value Portfolio returned 15.96%. By comparison, its benchmark, the Russell Midcap® Value Index, returned 20.00%.

STRATEGY REVIEW

J.P. Morgan Investment Management, Inc.

The combination of weak stock selection as well as our overweight position in the consumer discretionary sector detracted from results. In the more cyclical areas of the market, such as industrials and materials, the underperformance was mainly a story of what we didn’t own, rather than what we did own. We seek a less-risky approach to these cyclical parts of the market by investing in companies with relatively steadier earnings patterns, healthy balance sheets, high levels of sustainable free cash flow and management teams with an eyes toward capital allocation. Strong stock selection in utilities and information technology contributed to the Portfolio’s results.

Two stock-specific detractors from performance for the year were Coty, Inc. and Kroger Co. Coty, Inc. slid following weak third-quarter earnings results. The company attributed weakness to the acquisition of several Procter & Gamble beauty brands, coupled with a previously-announced management transition. In our view, Coty, Inc. has an attractive portfolio of brands, including OPI, CoverGirl and Calvin Klein fragrances. We are impressed with management and believe that the company has the ability to grow its top and bottom line over time.

As for Kroger Co., investors were concerned that the combination of deflation in food-at-home pricing and rising labor costs may create a difficult operating environment for grocers. Amid this backdrop, the firm’s shares were under pressure for most of the year. However, Kroger Co. enjoyed a relief rally following the election as investors began to believe in reflation. We remained positive on Kroger Co., as the company has been investing in its omni-channel platform, growing its organic food selection and successfully winning market share from its main competitors.

On the positive side, we benefited from exposure to financials, which represent the largest absolute weight in the Portfolio. M&T Bank Corp. rallied along with other financials toward year-end as shares reacted positively to the U.S. presidential election. Investors were

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Mid Value Portfolio

(unaudited)

STRATEGY REVIEW (continued)

optimistic about higher interest rates, a less burdensome regulatory environment and corporate tax reform under the new administration. While we trimmed the position slightly to reflect higher valuation levels, we continued to own shares, given that we consider M&T Bank Corp. an extremely high-quality franchise. The bank’s fortress balance sheet, strong management and commitment to generating strong returns to shareholders keep us optimistic.

On a stock-specific basis, Energen Corp. was also a top contributor. Energen Corp.’s shares benefited from the recovery in crude oil prices. Over the past five years, Energen Corp. has transitioned from a strategy of growth by acquisition to a focus on growing organically. After the sale of its distribution business, Energen Corp. became a pure-play Permian Basin upstream business. We continued to have an optimistic view of Energen Corp., given its excellent acreage and inventory depth in the well-located Permian Basin.

Thompson, Siegel & Walmsley LLC

The utilities and financial services sectors were the most notable contributors to relative performance. Within utilities, the Portfolio benefited from strong stock selection. Top contributors were regulated utility holding company Alliant Energy Corp. and independent power producer Talen Energy Corp. (no longer held at period end). In financial services, a broad array of stocks outperformed. Companies such as property and casualty reinsurer Alleghany Corp., mortgage REIT Annaly Capital Management, Inc., student loan servicer Navient Corp. (no longer held at period end), and commercial bank First Republic Bank made meaningful contributions.

Consumer discretionary and energy were the two most notable detractors from relative return. In consumer discretionary, the primary detractor was tax preparation servicer H&R Block, Inc., due to ongoing industry headwinds and a strategic shift that had what we believe a short-term negative impact on earnings. Cable television network AMC Networks, Inc. also declined due to a challenged industry backdrop, combined with concerns that viewership for the network’s best performing show had peaked and that new strategic initiatives may not achieve desired results. In energy, Chesapeake Energy Corp. (no longer held at period end) was the main driver of underperformance, as fears that the company faced a higher probability of bankruptcy due to counterparty margin calls weighed on the stock.

Consumer discretionary was the Portfolio’s largest overweight relative to the Russell Midcap® Value Index. This is a broadly diverse group, where we continue to identify companies with opportunities to exploit certain consumer trends or that have compelling business initiatives. We also remain overweight in health care, where we have found compelling valuation cases with company specific catalysts across a diversified group of companies ranging from drug distributors to a biotechnology company.

At the industry level, the Portfolio is most overweight in media, where we have uncovered a variety of companies that we feel have been overlooked or incorrectly valued due to their unique characteristics, wide moats, consistent revenue growth and sometimes complex corporate structures relative to other areas within consumer discretionary.

The Portfolio is most underweight in producer durables, where sustainability of margins and stretched valuations are a general concern. We also remain underweight financial services, reflecting muted loan growth and an unattractive risk-reward outlook for most banks, and unattractive valuations for REITs.

Jonathan K. L. Simon

Gloria Fu, CFA

Lawrence Playford, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management, Inc.

Brett P. Hawkins, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Mid Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

The start of 2016 was one of the most challenging beginnings of a new year in recent history, with the domestic market experiencing a double-digit decline during the first quarter. Throughout the year, there was consistent uncertainty from unexpected events such as the United Kingdom’s vote to leave the European Union (“Brexit”), the European Central Bank extending its quantitative easing stimulus program, the results of the U.S. presidential election and the post-election equity rally, along with numerous geopolitical events. In deference to these events and others, the U.S. equity market, as measured by the S&P 500®, finished the year on an upbeat note with a gain of 11.96% based on expectations of future tax reform and a less onerous regulatory environment.

Domestically, third quarter gross domestic product (“GDP”) was revised upward to 3.50% due to stronger consumer and capital spending. Recent indications are that the fourth quarter reading of GDP will be softer than expected. Both labor force participation and unemployment rose in December. Wage pressure is also rising. The U.S. Federal Reserve (“Fed”), in its December 2016 meeting, increased interest rates by a quarter of a point and also indicated that they may increase rates at a faster pace than previously indicated if appropriate. Currently, the Fed is maintaining its 2.00% target inflation rate and recognizes that its monetary policy remains accommodative. In recent months, the majority of business and consumer confidence measures rose. This was partly due to rising post-election expectations that equities, employment and income will materially improve due to the change to a new administration.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Mid Growth Portfolio returned 12.32%. By comparison, its benchmark, the Russell Midcap® Growth Index, returned 7.33%.

STRATEGY REVIEW

Stock selection in the financial services, materials, energy, industrials, and consumer staples sectors positively impacted relative performance, while stock selection in the consumer discretionary, health care and utilities sectors detracted during the year.

Top contributors included Micron Technology, Inc., SVB Financial Group (no longer held at period end), WhiteWave Foods, Co. (no longer held at period end), F5 Networks, Inc. and IAC/InterActiveCorp. The information technology sector was well represented in this list. Micron Technology, Inc. is a leading provider of memory semiconductors. The Portfolio used weakness in the stock to initiate a position at a valuation near book value, which has historically been an attractive entry point. The stock performed well since purchase as memory prices firmed. F5 Networks, Inc. performed strongly due largely to a refresh of the company’s product portfolio, as new product cycles historically have driven accelerating revenue growth for F5 Networks, Inc. Though IAC/InterActiveCorp reported weak financial results in early February, we continued to like the company’s growth businesses, namely HomeAdvisor and Vimeo.

In financials, SVB Financial Group reported a solid third quarter. Earnings were slightly above estimates, with lower-than-expected provisions, higher-than-expected warrant and equity gains and loan growth slightly below estimates. Concerns about the credit quality of the company’s early-stage venture book have largely disappeared. More importantly, the Presidential election cast an entirely new light on the banks generally—expectations shifted toward more frequent rate hikes and a lower regulatory burden were extremely positive for banks during the fourth quarter. In consumer staples, WhiteWave Foods, Co. announced in July that it had agreed to be acquired by Danone.

Top detractors included Acadia Healthcare (no longer held at period end), TreeHouse Foods, Inc., Sabre Corp., Perrigo Co. PLC and Universal Health Services, Inc. Many of these companies are in health care. Acadia Healthcare was a weak performer in the fourth quarter. Earnings were less than stellar, but the stock’s poor performance was more likely due to uncertainty around the company’s merger-and-acquisition activity in the United Kingdom as well as worsening sentiment across the health-care services industry.

Perrigo Co. PLC is the leading U.S. provider of over-the-counter drugs in addition to producing a line of branded drugs sold primarily in Europe. We purchased Perrigo Co. PLC after the stock declined significantly due to integration issues with a recently acquired company. We believe these issues are transitory and used the stock’s weakness to build a position in a dominant supplier in the markets it serves. We re-initiated a position in Universal Health Services, Inc. after exiting the stock earlier in the year. We know the business and believe that concerns related to the repeal of the Affordable Care Act and to a tight labor market in behavioral health created an attractive entry point.

In consumer staples, TreeHouse Foods, Inc. reported a weak third quarter and reduced guidance for the year. After an initial bout of enthusiasm surrounding the Conagra Private Brands acquisition in early 2016, the company experienced growing pains and integration difficulties over the summer, but the earnings growth trajectory still seems quite compelling to us. The rotation away from low-volatility stocks in the second half of the year, particularly in the post-election rally, hurt food stocks generally. In information technology, Sabre

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Mid Growth Portfolio

(unaudited)

STRATEGY REVIEW (continued)

Corp. shares lagged on the combination of weaker-than-expected quarterly earnings and a CEO transition. With the company indicating business momentum improved in early fourth quarter and a new CEO in place, we believe the stock’s current risk/reward profile is attractive.

Howard B. Aschwald, CFA

Timothy D. Chatard, CFA

Co-Portfolio Managers

Quantum Capital Management

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Value Portfolio

(unaudited)

MARKET ENVIRONMENT

The fiscal year began with equities mired in a sell-off, which began in July 2015. Once that decline ran its course, equities in general, particularly small cap stocks, rallied strongly through the end of the year. The Russell 2000® Value Index performed well from its low on February 11.

The period was marked by difficult cross-currents, including the uncertainty around timing of a directional change in interest rate policy, Great Britain’s referendum to leave the European Union (“Brexit”), and a contentious U.S. election between two candidates with very different agendas. These dynamics, as well as industry-specific money flows, led to traditional fundamental factors having an uncharacteristically poor year.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Small Value Portfolio returned 19.48%. By comparison, its benchmark,

the Russell 2000® Value Index, returned 31.74%.

STRATEGY REVIEW

The Portfolio underperformed the benchmark due to poor stock selection.

Two of the biggest detractors were from the technology sector. J2 Global, Inc. fell sharply in the first quarter after an analyst’s negative report, and VASCO Data Security International, Inc. fell in October after cutting its forward guidance. Other negative contributors were: American Equity Investment Life Holding Co., Alon USA Energy, Inc. and Molina Healthcare, Inc., the last of which fell on fears of the potential repeal of the Affordable Care Act. None of these holdings were still held at year-end.

Central Garden & Pet Co., DuPont Fabros Technology, Inc., Banc of California, Inc., AK Steel Holding Corp. and Rudolph Technologies, Inc. contributed to relative performance.

On a sector basis, the Portfolio’s real estate holdings were the top contributors, followed closely by utilities. The Portfolio’s information technology holdings detracted the most. All three of the information technology industry groups detracted, driven by a combination of holding some stocks that had poor returns from unexpected negative events and by not holding stocks with extraordinary returns from events like acquisitions.

The value factor was the only major factor to contribute positively, all of which occurred in November and December. The momentum factor weighed the most; stocks that had done well early reversed during the fourth quarter and performed poorly. Additionally, size exposure detracted because the Portfolio had a slightly larger capitalization than the benchmark and small caps outperformed large caps.

David Hanna

Michael J. Vogelzang, CFA

James W. Gaul, CFA

Douglas A. Riley, CFA

Co-Portfolio Managers

Boston Advisors, LLC

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Core Portfolio

(unaudited)

MARKET ENVIRONMENT

During 2016, investors shook off multiple periods of economic and geopolitical uncertainty, both internationally and in the U.S., before bidding stocks materially higher in the second half of the year. Overseas, concern about contagion from a slowdown in China in the first calendar quarter was followed by a sharp correction in June, when financial markets contemplated the fallout of Great Britain’s referendum to leave the European Union (“Brexit”). Fears regarding both proved unfounded, much like the result of the presidential election in November. Indeed, the global macroeconomic picture stabilized during the year, enhancing confidence in the domestic economy and stock market.

Although stocks pulled back ahead of the presidential vote, investor sentiment shifted after Donald Trump’s victory. The policy regime heading to Washington calls for lower taxes, less regulation, and higher spending on domestic infrastructure—all of which are supportive of an economic environment that had already been strengthening in recent months. A better economic picture, coupled with higher inflation expectations, led the U.S. Federal Reserve (“Fed”) to lift the federal funds rate by 25 basis points in December. The confluence of these factors drove a powerful market rotation into cyclical stocks, with banks and other financials being the biggest beneficiaries. The energy sector also did well, reflecting the recovery in oil prices from their lows earlier in 2016.

From a style perspective, small-cap investors went back and forth in their preference for “value” and “growth” stocks for much of the year. For the time frame as a whole, “value” stocks outperformed in keeping with longer term historical precedent. This reversed the trend that had been in place for the last several years and provided a tailwind for the Portfolio.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Small Core Portfolio returned 23.33%. By comparison, its primary and secondary benchmarks, the Russell 2000® Index and the S&P 500®, returned 21.31% and 11.96%, respectively.

STRATEGY REVIEW

The Portfolio outperformed its benchmark, Russell 2000® Index, due to stock selection. The Portfolio’s holdings in nine of the 11 economic sectors outpaced their benchmark counterparts. Sector allocation detracted from relative results primarily due to our overweight in health care and underweight in financials.

Stock selection added the most value in consumer discretionary and health care. In consumer discretionary, it was our holdings in the education industry that led. In health care, the Portfolio’s substantial underweight in the biotechnology industry was a primary driver, as these issues within the benchmark collectively underperformed. The Portfolio’s health-care holdings are more profitable, produce higher free cash flow yields and earn superior returns on capital when compared to the biotechnology stocks in the benchmark.

Eoin E. Middaugh, CFA

D. Kevin McCreesh, CFA

Co-Portfolio Managers

Systematic Financial Management, L.P.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

Once again the past year can be best characterized as a market roller coaster. A bullish end to calendar year 2015 was followed by a deep correction during the first six weeks of 2016. Since the market low on February 11, smaller stocks led the market.

Despite many warnings from market prognosticators, the November 8 election proved to be a catalytic event for the market. The stock market responded with unabashed bullishness as investors look forward to more favorable tax rates and tax reform, pro-growth fiscal policies and less governmental regulation. Obvious concerns about higher rates, as evidenced by the significant increase in yields, could also signal a significant shift by investors in the fixed income market away from bonds to equities.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners Small Growth Portfolio returned 20.67%. By comparison, its benchmark, the Russell 2000® Growth Index, returned 11.32%.

STRATEGY REVIEW

The Portfolio outperformed its benchmark. Higher volatility and high-quality factors performing better created an environment more favorable for our performance. Factor analysis demonstrated that companies with low-quality and high-valuation attributes underperformed the benchmark.

From a sector perspective, health care, financials and energy provided the strongest relative outperformance versus the benchmark. Meanwhile, consumer discretionary, materials and processing sectors underperformed.

Supernus Pharmaceuticals, Inc., a specialty pharmaceutical company that develops and markets drugs for the treatment of central nervous system diseases, was the largest contributor. Strength was driven by the release of preliminary results, which showed strong revenue and solid pipeline progress.

G-III Apparel Group, Ltd., a specialty designer and manufacturer of women’s and men’s apparel under licensed brands, was the largest detractor. There were two primary reasons. First, the company’s financial results throughout 2016 fell below expectations due to continued slow sales and orders in its outwear segment. Because of last winter’s historically warm weather, retailers were reluctant to place orders into the fall and winter seasons. Second, on July 25, the company announced the large acquisition of Donna Karen from LVMH, which was dilutive.

W. Conrad Doenges

Portfolio Manager

Ranger Investment Management, L.P.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners International Equity Portfolio

(unaudited)

MARKET ENVIRONMENT

The MSCI All Country World Index ex-U.S. rose 5.01% in U.S. dollar terms in 2016, as strong gains in the Index’s constituents offset the negative impact post-election dollar strength had on returns. Regional performance was generally positive, with North America posting the largest gain, up 24.40% on strength in the Canadian market. Europe remained a challenging environment and was the only materially negative region. The United Kingdom, which rallied following the referendum to leave the European Union (“Brexit”) in June, finished roughly flat for the year. Sector level returns were varied with energy up 30.95%, and materials up 27.35%, leading the Index as a result of sensitivity to price increases in oil and other commodities. Health care was the largest drag, with a (12.95)% return, on growing concern around drug price erosion in the pharmaceutical industry. Traditionally defensive telecommunication services was also in negative territory, as investors rotated away from yield-seeking opportunities.

2016 ended with global stock market sentiment on a positive note. Energy, materials, financials and industrials led markets higher last year, while utilities, telecoms, health care and consumer staples underperformed. This suggested that the market consensus was anticipating better growth, rising prices and higher interest rates in the year ahead, reducing the relative appeal of stocks offering higher yields and more defensive profits. The course of stock markets in 2017 may be significantly affected by how these expectations are borne out. Gradually improving economic growth that gently lifts wages and prices causing interest rates to work higher would be welcomed by global stock investors especially since many markets are reasonably valued. On the other hand, either disappointing economic growth leading to renewed deflationary pressure in the U.S., Europe, the United Kingdom, Japan and elsewhere, or a surprise burst of inflation that could send interest rates up sharply, could puncture recent optimism.

Much like 2016, political events like the negotiations over Brexit and the evolution of Donald Trump’s policies are likely to spark bouts of market volatility in the year ahead. We believe the current market environment produces good opportunities for an active value investment approach, as changes in investor sentiment and macroeconomic events create attractive divergence between upside opportunity and downside risk. While the markets will undoubtedly remain turbulent, Thompson, Siegel & Walmsley LLC’s patient approach seeks to take advantage of price movements that reflect changes in sentiment more than underlying value.

PERFORMANCE

For the year ended December 31, 2016, Transamerica Partners International Equity Portfolio returned 2.30%. By comparison, its benchmark, the MSCI All Country World Index ex-U.S., returned 5.01%.

STRATEGY REVIEW

The Portfolio underperformed its benchmark. Holdings in Europe were the primary regional detractor from relative return. Israel-based Teva Pharmaceutical Industries, Ltd. was the largest underperformer. Following a negative patent ruling on its multiple sclerosis treatment Copaxone in the summer, the company’s shares continued to trade lower on industry concerns that drug price erosion could lead to lower profitability. Telefonaktiebolaget LM Ericsson (no longer held at period end) was another notable laggard. The telecom equipment company faced profitability headwinds as a result of weak sales and lack of progress on cost restructuring initiatives. We sold our position because recent results did not support our investment thesis.

On a regional basis, stock selection in Japan was the top relative contributor. Wireless telecommunications company SoftBank Group Corp. was among top individual contributors, as it acquired multinational semiconductor designer ARM Holdings PLC. SoftBank Group Corp. management also announced growth initiatives comprising substantial planned investments in the U.S., India and South Korea. Specialty chemicals manufacturer Kuraray Co., Ltd., another top performer in Japan, saw recovering demand for many of its LCD-panel related products in the second half of 2016. Kuraray Co., Ltd. is focused on realizing synergies in vinyl acetate operations the company acquired from DuPont in 2014.

On a sector basis, information technology and utilities were the largest detractors. A position in Telefonaktiebolaget LM Ericsson weighed the most in information technology, while French holdings Veolia Environnement SA and Engie SA were the primary laggards in utilities. Shares of water and waste manager Veolia Environnement SA were pressured due to adverse currency movements and lower economic growth assumptions. Engie SA, an electric utility, faced a challenging operating environment caused by low power and gas prices.

Telecommunications services was the top sector contributor largely resulting from a position in SoftBank Group Corp. Consumer staples also contributed, led by Danish beer brewer Carlsberg A/S, which posted notably strong performance prior to our eliminating the position in the second quarter of 2016. The business saw success improving margins through cost-saving synergies; however, valuation was no longer compelling.

Brandon H. Harrell, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Transamerica Partners Portfolios	Annual Report 2016

Schedules of Investments Composition

At December 31, 2016

(unaudited)

Transamerica Partners Government Money Market Portfolio (formerly, Transamerica Partners Money Market Portfolio)

Portfolio Characteristics	Years
Average Maturity§	0.25
Duration†	0.10

Asset Allocation	Percentage of Net Assets
Repurchase Agreements	44.1%
Short-Term U.S. Government Agency Obligations	30.8
U.S. Government Agency Obligations	17.5
Short-Term U.S. Government Obligations	7.6
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

Transamerica Partners High Quality Bond Portfolio

Portfolio Characteristics	Years
Average Maturity§	1.99
Duration†	1.76

Credit Quality‡	Percentage of Net Assets
U.S. Government and Agency Securities	24.5%
AAA	28.6
AA	11.9
A	17.2
BBB	17.0
BB	0.6
Net Other Assets (Liabilities)	0.2
Total	100.0%

Transamerica Partners Inflation-Protected Securities Portfolio

Portfolio Characteristics	Years
Average Maturity§	9.10
Duration†	7.48

Credit Quality‡	Percentage of Net Assets
U.S. Government and Agency Securities	97.6%
AAA	0.2
AA	1.0
BBB	0.3
B	0.0 *
NR (Not Rated)	2.0
Net Other Assets (Liabilities)^	(1.1)
Total	100.0%

Transamerica Partners Core Bond Portfolio

Portfolio Characteristics	Years
Average Maturity§	8.49
Duration†	5.71

Credit Quality‡	Percentage of Net Assets
U.S. Government and Agency Securities	51.4%
AAA	8.7
AA	4.7
A	17.0
BBB	24.8
BB	1.5
B	1.0
CCC and Below	1.5
NR (Not Rated)	3.7
Net Other Assets (Liabilities)	(14.3)
Total	100.0%

Transamerica Partners High Yield Bond Portfolio

Portfolio Characteristics	Years
Average Maturity§	6.09
Duration†	3.68

Credit Quality‡	Percentage of Net Assets
AAA	4.1%
BBB	6.3
BB	34.6
B	41.3
CCC and Below	9.4
NR (Not Rated)	2.7
Net Other Assets (Liabilities)	1.6
Total	100.0%

Transamerica Partners Balanced Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	59.5%
Corporate Debt Securities	15.4
U.S. Government Obligations	8.7
U.S. Government Agency Obligations	6.6
Mortgage-Backed Securities	4.6
Short-Term U.S. Government Agency Obligations	4.6
Asset-Backed Securities	2.5
Repurchase Agreement	1.1
Short-Term U.S. Government Obligations	0.8
Foreign Government Obligations	0.6
Municipal Government Obligations	0.4
Securities Lending Collateral	0.3
Preferred Stocks	0.2
Net Other Assets (Liabilities)^	(5.3)
Total	100.0%

Transamerica Partners Large Value Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	97.2%
Securities Lending Collateral	3.3
Repurchase Agreement	1.5
Exchange-Traded Fund	1.3
Net Other Assets (Liabilities)	(3.3)
Total	100.0%

Transamerica Partners Large Core Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	98.7%
Securities Lending Collateral	2.5
Repurchase Agreement	1.2
Net Other Assets (Liabilities)	(2.4)
Total	100.0%

Transamerica Partners Large Growth Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	96.7%
Securities Lending Collateral	1.7
Repurchase Agreement	1.0
Net Other Assets (Liabilities)	0.6
Total	100.0%

Transamerica Partners Portfolios	Annual Report 2016

Schedules of Investments Composition (continued)

At December 31, 2016

(unaudited)

Transamerica Partners Mid Value Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	95.2%
Repurchase Agreement	4.6
Securities Lending Collateral	2.4
Net Other Assets (Liabilities)	(2.2)
Total	100.0%

Transamerica Partners Mid Growth Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	99.8%
Securities Lending Collateral	1.9
Net Other Assets (Liabilities)	(1.7)
Total	100.0%

Transamerica Partners Small Value Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	96.4%
Securities Lending Collateral	8.9
Master Limited Partnerships	1.9
Repurchase Agreement	0.8
Net Other Assets (Liabilities)	(8.0)
Total	100.0%

Transamerica Partners Small Core Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	98.1%
Securities Lending Collateral	6.4
Repurchase Agreement	1.8
Net Other Assets (Liabilities)	(6.3)
Total	100.0%

Transamerica Partners Small Growth Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	96.0%
Securities Lending Collateral	9.5
Repurchase Agreement	4.1
Net Other Assets (Liabilities)	(9.6)
Total	100.0%

Transamerica Partners International Equity Portfolio

Asset Allocation	Percentage of Net Assets
Common Stocks	96.0%
Securities Lending Collateral	5.0
Preferred Stocks	2.5
Repurchase Agreement	1.0
Net Other Assets (Liabilities)	(4.5)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

*	Percentage rounds to less than 0.1% or (0.1)%.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Government Money Market Portfolio

(formerly, Transamerica Partners Money Market Portfolio)

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 17.5%
Federal Agricultural Mortgage Corp. 0.68% (A), 04/03/2018	$ 13,500,000	$ 13,500,000
Federal Farm Credit Banks
0.72% (A), 02/13/2017	2,410,000	2,409,917
0.73% (A), 04/20/2017	350,000	349,947
0.74% (A), 08/01/2017	2,740,000	2,740,165
0.78% (A), 03/29/2017	10,125,000	10,123,864
0.79% (A), 04/17/2017	5,950,000	5,949,669
0.80% (A), 06/22/2017 - 11/13/2017	24,200,000	24,199,966
Federal Home Loan Banks
0.71% (A), 07/12/2017	14,600,000	14,600,000
0.77% (A), 06/01/2018	13,500,000	13,500,000
0.83% (A), 10/04/2017 - 10/27/2017	44,500,000	44,502,918
0.91% (A), 08/25/2017	9,600,000	9,602,721
0.94% (A), 12/18/2017	7,500,000	7,510,206
Federal National Mortgage Association 0.94% (A), 03/21/2018	15,500,000	15,552,619

Total U.S. Government Agency Obligations (Cost $164,541,992)		164,541,992

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 30.8%
Federal Agricultural Mortgage Corp.
0.69% (A), 05/09/2017	12,200,000	12,199,566
0.78% (A), 08/25/2017	12,500,000	12,500,409
Federal Farm Credit Banks 0.73% (A), 02/15/2017	24,100,000	24,099,699
Federal Farm Credit Discount Notes 0.66% (B), 08/07/2017	5,000,000	4,980,319
Federal Home Loan Bank Discount Notes
0.44% (B), 01/11/2017	12,100,000	12,098,555
0.47% (B), 01/19/2017 - 03/06/2017	42,650,000	42,631,635
0.49% (B), 01/27/2017	39,450,000	39,436,324
0.54% (B), 02/22/2017	20,000,000	19,984,689
0.55% (B), 03/22/2017	24,500,000	24,470,600
0.59% (B), 05/03/2017 - 05/05/2017	40,263,000	40,183,056
Federal Home Loan Banks
0.63% (A), 06/01/2017	12,200,000	12,199,235
0.80% (A), 04/19/2017	19,300,000	19,300,000
Federal Home Loan Mortgage Corp. Discount Notes 0.34% (B), 01/05/2017	24,750,000	24,749,079

Total Short-Term U.S. Government Agency Obligations (Cost $288,833,166)		288,833,166

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 7.6%
U.S. Treasury Bill
0.60% (B), 06/01/2017	25,000,000	24,938,132
0.65% (B), 06/22/2017	34,300,000	34,195,118
0.66% (B), 06/29/2017	12,300,000	12,260,247

Total Short-Term U.S. Government Obligations (Cost $71,393,497)		71,393,497

	Principal	Value
REPURCHASE AGREEMENTS - 44.1%

Barclays Capital, Inc.
0.50% (B), dated 12/30/2016, to be repurchased at $74,004,111 on 01/03/2017. Collateralized by U.S. Government Agency Obligations, 4.86% - 6.60%, due 03/18/2027 - 11/25/2046, and with a total value of $75,480,000.

	$ 74,000,000	$ 74,000,000
Barclays Capital, Inc. 0.76% (B), dated 12/09/2016, to be repurchased at $34,041,414 on 02/07/2017. Collateralized by a U.S. Government Obligation and U.S. Government Agency Obligations, 0.30% - 6.31%, due 03/02/2017 - 11/25/2046, and with a total value of $36,669,090. (C)	34,000,000	34,000,000
Deutsche Bank Securities, Inc. 0.51% (B), dated 12/30/2016, to be repurchased at $13,000,737 on 01/03/2017. Collateralized by U.S. Government Agency Obligations, Zero Coupon - 1.75%, due 09/26/2018 - 06/20/2019, and with a total value of $13,260,062.	13,000,000	13,000,000
Goldman Sachs & Co. 0.44% (B), dated 12/30/2016, to be repurchased at $37,001,809 on 01/03/2017. Collateralized by U.S. Government Agency Obligations, 3.00% - 4.00%, due 10/01/2028 - 03/01/2044, and with a total value of $37,740,000.	37,000,000	37,000,000
ING Financial Markets LLC 0.46% (B), dated 12/30/2016, to be repurchased at $97,704,994 on 01/03/2017. Collateralized by U.S. Government Agency Obligations, 2.00% - 4.00%, due 10/20/2038 - 05/20/2046, and with a total value of $99,654,268.	97,700,000	97,700,000
Jefferies LLC 0.48% (B), dated 12/30/2016, to be repurchased at $47,302,523 on 01/03/2017. Collateralized by U.S. Government Agency Obligations, 3.00% - 4.00%, due 05/01/2027 - 12/20/2046, and with a total value of $48,246,001.	47,300,000	47,300,000
Nomura Securities International, Inc. 0.51% (B), dated 12/30/2016, to be repurchased at $111,106,296 on 01/03/2017. Collateralized by U.S. Government Agency Obligations, 1.29% - 9.00%, due 10/01/2017 - 11/20/2066, and with a total value of $113,322,000.	111,100,000	111,100,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Government Money Market Portfolio

(formerly, Transamerica Partners Money Market Portfolio)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

Principal	Value
REPURCHASE AGREEMENTS (continued)

State Street Bank & Trust Co.
0.03% (B), dated 12/30/2016, to be repurchased at $420,590 on 01/03/2017. Collateralized by a U.S. Government Obligation, 2.00%, due 02/15/2025, and with a value of $429,970.

$ 420,588	$ 420,588

Total Repurchase Agreements (Cost $414,520,588)	414,520,588

Total Investments (Cost $939,289,243) (D)	939,289,243
Net Other Assets (Liabilities) - (0.0)% (E)	(121,782)

Net Assets - 100.0%	$ 939,167,461

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Agency Obligations	$—	$164,541,992	$—	$164,541,992
Short-Term U.S. Government Agency Obligations	—	288,833,166	—	288,833,166
Short-Term U.S. Government Obligations	—	71,393,497	—	71,393,497
Repurchase Agreements	—	414,520,588	—	414,520,588

Total Investments	$—	$939,289,243	$—	$939,289,243

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2016.
(B)	Rates disclosed reflect the yields at December 31, 2016.
(C)	Illiquid security. At December 31, 2016, value of the illiquid security is $34,000,000, representing 3.6% of the Portfolio’s net assets.
(D)	Aggregate cost for federal income tax purposes is $939,289,243.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES - 33.4%
American Express Credit Account Master Trust
Series 2014-2, Class A,
1.26%, 01/15/2020	$ 2,000,000	$ 2,001,265
Series 2014-3, Class A,
1.49%, 04/15/2020	1,000,000	1,002,269
Series 2014-4, Class A,
1.43%, 06/15/2020	1,500,000	1,502,485
AmeriCredit Automobile Receivables Trust
Series 2012-4, Class D,
2.68%, 10/09/2018	1,500,000	1,500,738
Series 2013-2, Class C,
1.79%, 03/08/2019	1,225,044	1,226,571
Series 2013-3, Class C,
2.38%, 06/10/2019	1,000,000	1,004,010
Series 2014-3, Class D,
3.13%, 10/08/2020	1,270,000	1,289,941
Series 2015-4, Class C,
2.88%, 07/08/2021	750,000	758,075
Series 2016-1, Class C,
2.89%, 01/10/2022	950,000	961,814
Series 2016-4, Class B,
1.83%, 12/08/2021	1,000,000	990,415
Avis Budget Rental Car Funding AESOP LLC
Series 2012-3A, Class B,
3.04%, 03/20/2019 (A)	850,000	853,324
Series 2014-1A, Class A,
2.46%, 07/20/2020 (A)	1,250,000	1,246,989
Series 2014-1A, Class B,
2.96%, 07/20/2020 (A)	375,000	373,483
Barclays Dryrock Issuance Trust Series 2016-1, Class A, 1.52%, 05/16/2022	2,000,000	1,981,388
Capital Auto Receivables Asset Trust
Series 2013-1, Class C,
1.74%, 10/22/2018	1,137,789	1,138,244
Series 2015-4, Class C,
2.89%, 02/22/2021	1,630,000	1,635,680
Series 2016-1, Class B,
2.67%, 12/21/2020	1,000,000	997,954
Series 2016-2, Class B,
2.11%, 03/22/2021	1,000,000	993,073
Series 2016-3, Class C,
2.35%, 09/20/2021	725,000	713,105
Capital One Multi-Asset Execution Trust
Series 2007-A7, Class A7,
5.75%, 07/15/2020	1,000,000	1,031,942
Series 2015-A1, Class A1,
1.39%, 01/15/2021	3,800,000	3,798,222
Series 2015-A8, Class A8,
2.05%, 08/15/2023	3,300,000	3,299,538
Series 2016-A3, Class A3,
1.34%, 04/15/2022	2,920,000	2,887,684
Series 2016-A4, Class A4,
1.33%, 06/15/2022	3,350,000	3,305,064
Series 2016-A6, Class A,
1.82%, 09/15/2022	2,015,000	2,009,932

	Principal	Value
ASSET-BACKED SECURITIES (continued)
CarMax Auto Owner Trust
Series 2013-1, Class D,
1.99%, 08/15/2019	$ 1,150,000	$ 1,151,332
Series 2013-2, Class C,
1.61%, 03/15/2019	2,150,000	2,151,684
Series 2015-2, Class C,
2.39%, 03/15/2021	900,000	897,666
Series 2016-1, Class A3,
1.61%, 11/16/2020	2,000,000	2,000,368
Chase Issuance Trust Series 2014-A7, Class A7, 1.38%, 11/15/2019	2,000,000	2,001,738
CIT Equipment Collateral Series 2014-VT1, Class C, 2.65%, 10/20/2022 (A)	2,000,000	2,005,713
Citibank Credit Card Issuance Trust
Series 2014-A2, Class A2,
1.02%, 02/22/2019	3,900,000	3,899,849
Series 2014-A4, Class A4,
1.23%, 04/24/2019	3,900,000	3,901,561
CLI Funding V LLC
Series 2013-1A,
2.83%, 03/18/2028 (A)	669,900	645,279
Series 2013-3A, Class A,
3.67%, 11/18/2028 (A)	444,828	428,845
CNH Equipment Trust
Series 2013-D, Class B,
1.75%, 04/15/2021	1,100,000	1,100,786
Series 2014-A, Class A3,
0.84%, 05/15/2019	292,194	292,079
Series 2014-B, Class B,
1.93%, 11/15/2021	1,050,000	1,051,322
Series 2014-C, Class A3,
1.05%, 11/15/2019	1,280,665	1,279,459
Series 2015-A, Class B,
2.14%, 08/15/2022	2,000,000	2,003,100
Series 2015-B, Class A3,
1.37%, 07/15/2020	1,000,000	999,805
Series 2015-B, Class B,
2.23%, 10/17/2022	1,825,000	1,829,519
Colony American Homes Series 2015-1A, Class A, 1.94% (B), 07/17/2032 (A)	1,592,019	1,593,889
Diamond Resorts Owner Trust
Series 2013-2, Class A,
2.27%, 05/20/2026 (A)	945,862	940,833
Series 2014-1, Class A,
2.54%, 05/20/2027 (A)	1,123,584	1,114,391
Series 2015-2, Class A,
2.99%, 05/22/2028 (A)	760,212	754,576
Discover Card Execution Note Trust
Series 2014-A5, Class A,
1.39%, 04/15/2020	2,000,000	2,002,967
Series 2015-A4, Class A4,
2.19%, 04/17/2023	3,000,000	3,003,695
Entergy Texas Restoration Funding LLC Series 2009-A, Class A2, 3.65%, 08/01/2019	1,096,586	1,112,685

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Ford Credit Floorplan Master Owner Trust
Series 2012-2, Class D,
3.50%, 01/15/2019	$ 2,300,000	$ 2,301,694
Series 2015-1, Class B,
1.62%, 01/15/2020	1,050,000	1,048,916
Series 2016-5, Class A1,
1.95%, 11/15/2021	3,150,000	3,138,795
Global SC Finance II SRL Series 2013-1A, Class A, 2.98%, 04/17/2028 (A)	1,060,833	1,025,737
Huntington Auto Trust Series 2016-1, Class A3, 1.59%, 11/16/2020	1,835,000	1,831,239
Hyundai Auto Receivables Trust Series 2012-C, Class C, 1.42%, 02/15/2019	1,010,000	1,010,029
Invitation Homes Trust Series 2013-SFR1, Class B, 2.11% (B), 12/17/2030 (A)	1,080,000	1,075,333
MVW Owner Trust
Series 2015-1A, Class A,
2.52%, 12/20/2032 (A)	1,779,347	1,769,606
Series 2016-1A, Class A,
2.25%, 12/20/2033 (A)	945,915	927,274
Nissan Master Owner Trust Receivables Series 2015-A, Class A2, 1.44%, 01/15/2020	2,090,000	2,090,203
Sierra Timeshare Receivables Funding LLC
Series 2012-1A, Class B,
3.58%, 11/20/2028 (A)	589,135	589,594
Series 2015-1A, Class A,
2.40%, 03/22/2032 (A)	603,460	600,630
SMART ABS Trust Series 2013-2US, Class A4A, 1.18%, 02/14/2019	573,424	571,589
Synchrony Credit Card Master Note Trust Series 2012-2, Class A, 2.22%, 01/15/2022	2,062,000	2,077,680
Tricon American Homes Trust Series 2015-SFR1, Class B, 2.39% (B), 05/17/2032 (A)	730,000	729,082
World Financial Network Credit Card Master Trust
Series 2012-C, Class M,
3.32%, 08/15/2022	500,000	509,745
Series 2012-D, Class B,
3.34%, 04/17/2023	1,440,000	1,453,316
Series 2013-A, Class A,
1.61%, 12/15/2021	5,000,000	5,009,111
World Omni Auto Receivables Trust Series 2015-A, Class A4, 1.75%, 04/15/2021	2,450,000	2,452,625
World Omni Automobile Lease Securitization Trust
Series 2015-A, Class B,
1.94%, 12/15/2020	2,030,000	2,032,177
Series 2016-A, Class A4,
1.61%, 01/15/2022	1,000,000	989,820

Total Asset-Backed Securities (Cost $110,459,967)		109,900,541

	Principal	Value
CORPORATE DEBT SECURITIES - 27.4%
Banks - 5.8%
Bank of America Corp. 6.88%, 04/25/2018, MTN	$ 3,941,000	$ 4,188,928
Citigroup, Inc. 1.70%, 04/27/2018	3,425,000	3,417,451
JPMorgan Chase & Co. 2.55%, 10/29/2020	1,000,000	999,262
KeyBank NA
1.70%, 06/01/2018	1,330,000	1,329,253
2.35%, 03/08/2019	2,000,000	2,011,492
Toronto-Dominion Bank 1.75%, 07/23/2018, MTN	3,820,000	3,825,978
Wells Fargo & Co. 2.55%, 12/07/2020, MTN	3,425,000	3,428,915

		19,201,279

Beverages - 0.6%
Anheuser-Busch InBev Finance, Inc. 2.65%, 02/01/2021	2,000,000	2,011,490

Capital Markets - 3.2%
Deutsche Bank AG 1.35%, 05/30/2017	3,365,000	3,357,712
Goldman Sachs Group, Inc. 2.24% (B), 04/23/2021	3,005,000	3,044,744
Morgan Stanley 2.65%, 01/27/2020	4,000,000	4,018,840

		10,421,296

Chemicals - 0.8%
Airgas, Inc. 1.65%, 02/15/2018	2,575,000	2,579,800

Communications Equipment - 1.0%
Cisco Systems, Inc. 1.40%, 09/20/2019	3,240,000	3,204,668

Consumer Finance - 4.7%
Ford Motor Credit Co. LLC
2.24%, 06/15/2018	1,500,000	1,502,033
2.94%, 01/08/2019, MTN	2,115,000	2,139,136
General Motors Financial Co., Inc. 3.15%, 01/15/2020	3,080,000	3,099,315
John Deere Capital Corp. 1.25%, 10/09/2019, MTN	2,875,000	2,823,770
PACCAR Financial Corp. 1.75%, 08/14/2018, MTN	760,000	763,227
Toyota Motor Credit Corp. 1.70%, 02/19/2019, MTN	2,025,000	2,018,601
Visa, Inc. 2.20%, 12/14/2020	3,075,000	3,084,560

		15,430,642

Diversified Financial Services - 0.8%
Bear Stearns Cos. LLC 7.25%, 02/01/2018	2,500,000	2,645,595

Diversified Telecommunication Services - 0.7%
AT&T, Inc. 2.80%, 02/17/2021	900,000	892,851
Nippon Telegraph & Telephone Corp. 1.40%, 07/18/2017	1,300,000	1,299,427

		2,192,278

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities - 0.4%
Exelon Generation Co. LLC 5.20%, 10/01/2019	$ 1,295,000	$ 1,387,930

Energy Equipment & Services - 1.0%
Schlumberger Norge AS 1.25%, 08/01/2017 (A)	3,450,000	3,445,812

Equity Real Estate Investment Trusts - 1.1%
Ventas Realty, LP 1.25%, 04/17/2017	1,000,000	999,535
Ventas Realty, LP / Ventas Capital Corp. 4.00%, 04/30/2019	2,516,000	2,608,282

		3,607,817

Food & Staples Retailing - 1.1%
CVS Health Corp. 2.80%, 07/20/2020	3,500,000	3,551,117

Industrial Conglomerates - 0.7%
Honeywell International, Inc. 1.40%, 10/30/2019	2,350,000	2,328,270

Insurance - 0.7%
Metropolitan Life Global Funding I 1.50%, 01/10/2018 (A)	2,200,000	2,200,361

Media - 0.9%
Comcast Cable Communications LLC 8.88%, 05/01/2017	2,880,000	2,952,444

Oil, Gas & Consumable Fuels - 3.2%
Chevron Corp. 1.72%, 06/24/2018	1,500,000	1,504,593
Husky Energy, Inc. 6.20%, 09/15/2017	2,420,000	2,500,322
Kinder Morgan, Inc. 7.00%, 06/15/2017	1,545,000	1,580,846
Petroleos Mexicanos 2.90% (B), 07/18/2018	3,250,000	3,271,125
Total Capital International SA 1.55%, 06/28/2017	1,500,000	1,502,467

		10,359,353

Pharmaceuticals - 0.4%
Bayer US Finance LLC 1.50%, 10/06/2017 (A)	1,430,000	1,428,122

Semiconductors & Semiconductor Equipment - 0.3%
Altera Corp. 2.50%, 11/15/2018	1,050,000	1,068,132

Total Corporate Debt Securities (Cost $90,178,485)		90,016,406

MORTGAGE-BACKED SECURITIES - 13.3%
Aventura Mall Trust Series 2013-AVM, Class A, 3.74% (B), 12/05/2032 (A)	1,600,000	1,681,207
Banc of America Commercial Mortgage Trust
Series 2008-1, Class A4,
6.24% (B), 02/10/2051	3,648,115	3,742,358
Series 2008-1, Class AJ,
6.28% (B), 02/10/2051	1,850,000	1,842,140

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust
Series 2007-C9, Class AMFL,
1.30% (B), 12/10/2049 (A)	$ 4,000,000	$ 3,960,397
Series 2012-LC4, Class A3,
3.07%, 12/10/2044	1,650,000	1,678,801
Series 2013-CR12, Class A1,
1.30%, 10/10/2046	2,890,745	2,884,397
Core Industrial Trust Series 2015-TEXW, Class C, 3.73%, 02/10/2034 (A)	1,600,000	1,630,911
JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class A1, 1.25%, 01/15/2047	1,027,039	1,025,917
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-LDP2, Class D,
4.94% (B), 07/15/2042	5,000,000	5,011,082
Series 2005-LDP2, Class E,
4.98% (B), 07/15/2042	3,680,000	3,654,523
Series 2012-C8, Class A2,
1.80%, 10/15/2045	3,017,779	3,023,374
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9, Class A2, 1.97%, 05/15/2046	2,643,402	2,655,561
Morgan Stanley Capital I Trust
Series 2005-HQ7, Class E,
5.15% (B), 11/14/2042	4,000,000	3,992,413
Series 2006-T21, Class C,
5.26% (B), 10/12/2052 (A)	1,390,000	1,369,113
Series 2016-UB12, Class A1,
1.78%, 12/15/2049	2,450,000	2,440,434
Wachovia Bank Commercial Mortgage Trust
Series 2006-C25, Class C,
5.79% (B), 05/15/2043	1,519,674	1,517,583
Series 2007-C32, Class A1A,
5.71% (B), 06/15/2049	857,282	864,105
WFRBS Commercial Mortgage Trust Series 2013-C18, Class A1, 1.19%, 12/15/2046	923,078	920,692

Total Mortgage-Backed Securities (Cost $44,123,301)		43,895,008

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.8%
Federal Home Loan Mortgage Corp.
2.60% (B), 06/01/2033	1,007,885	1,054,967
4.50%, 09/01/2026	1,435,760	1,510,540
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 3.97% (B), 01/25/2021	2,000,000	2,137,801
Federal National Mortgage Association
1.95%, 11/01/2020	2,630,000	2,608,799
5.58%, 04/01/2017	73,754	73,749
FREMF Mortgage Trust Series 2013-K502, Class B, 2.61% (B), 03/25/2045 (A)	1,820,000	1,823,276

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association
4.53%, 12/20/2061	$ 2,174,960	$ 2,272,019
4.66%, 11/20/2061	1,127,046	1,170,124
4.67%, 09/20/2063	2,472,991	2,567,934
4.74%, 02/20/2063	2,594,965	2,709,087
4.75%, 02/20/2061	288,470	296,323
4.83%, 02/20/2061	288,205	297,641
4.84%, 06/20/2063	2,060,445	2,159,031
4.86%, 05/20/2062	2,181,867	2,271,363
4.87%, 05/20/2061	579,894	599,851
5.27%, 11/20/2060	1,754,776	1,848,703
5.31%, 04/20/2061	1,062,190	1,113,248
5.48%, 01/20/2060	4,086,496	4,264,208
5.66%, 06/20/2059	977,266	993,600
5.75%, 12/15/2022	307,855	333,136

Total U.S. Government Agency Obligations (Cost $33,762,425)		32,105,400

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 14.7%
U.S. Treasury - 14.7%
U.S. Treasury Note
0.75%, 09/30/2018	$ 7,975,000	$ 7,921,105
0.88%, 07/31/2019	19,777,000	19,547,547
1.13%, 02/28/2021	21,460,000	20,880,752

Total U.S. Government Obligations (Cost $48,953,508)		48,349,404

REPURCHASE AGREEMENT - 1.2%
State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $3,876,302 on 01/03/2017. Collateralized by a U.S. Government Obligation, 2.13%, due 09/30/2021, and with a value of $3,958,062.	3,876,289	3,876,289

Total Repurchase Agreement (Cost $3,876,289)		3,876,289

Total Investments (Cost $331,353,975) (D)		328,143,048
Net Other Assets (Liabilities) - 0.2%		756,992

Net Assets - 100.0%		$ 328,900,040

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$109,900,541	$—	$109,900,541
Corporate Debt Securities	—	90,016,406	—	90,016,406
Mortgage-Backed Securities	—	43,895,008	—	43,895,008
U.S. Government Agency Obligations	—	32,105,400	—	32,105,400
U.S. Government Obligations	—	48,349,404	—	48,349,404
Repurchase Agreement	—	3,876,289	—	3,876,289

Total Investments	$—	$328,143,048	$—	$328,143,048

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the total value of 144A securities is $34,213,777, representing 10.4% of the Portfolio’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of December 31, 2016.
(C)	Rate disclosed reflects the yield at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $331,488,034. Aggregate gross unrealized appreciation and depreciation for all securities is $445,198 and $3,790,184, respectively. Net unrealized depreciation for tax purposes is $3,344,986.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 1.5%
Australia - 0.2%
Australia Government Bond 3.75%, 04/21/2037 (A)	AUD 740,000	$ 553,692

Greece - 0.0% (B)
Hellenic Republic Government Bond 0.00% (C) (D), 10/15/2042	EUR 366,000	982

Italy - 0.3%
Italy Buoni Poliennali del Tesoro
1.25%, 09/15/2032 (A)	443,152	487,343
2.60%, 09/15/2023 (A)	252,670	309,407

		796,750

New Zealand - 1.0%
New Zealand Government Bond
2.50%, 09/20/2035 (A)	NZD 800,000	574,484
3.00%, 09/20/2030 (A)	2,102,000	1,664,521

		2,239,005

Total Foreign Government Obligations (Cost $3,704,947)		3,590,429

U.S. GOVERNMENT OBLIGATIONS - 97.6%
U.S. Treasury Inflation-Protected Securities - 97.6%
U.S. Treasury Inflation-Indexed Bond
0.63%, 02/15/2043	$ 3,232,932	2,959,921
0.75%, 02/15/2042	8,275,509	7,834,606
1.38%, 02/15/2044	4,579,061	4,997,180
1.75%, 01/15/2028	8,272,818	9,236,849
2.00%, 01/15/2026	4,682,710	5,275,373
2.13%, 02/15/2040 - 02/15/2041	11,430,475	14,197,557
2.38%, 01/15/2025 - 01/15/2027	14,308,129	16,581,085
2.50%, 01/15/2029	7,396,835	8,921,714
3.38%, 04/15/2032	533,009	736,809
3.63%, 04/15/2028	6,590,701	8,666,258
3.88%, 04/15/2029 (E)	7,579,757	10,363,021
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2019 - 07/15/2024	72,442,820	72,526,424
0.13%, 04/15/2021 - 07/15/2026 (F)	12,765,933	12,724,972
0.25%, 01/15/2025	4,490,376	4,416,208
0.38%, 07/15/2023	9,301,379	9,384,673
0.63%, 07/15/2021 - 01/15/2026	18,588,250	18,962,312
1.00%, 02/15/2046	142,838	143,441
1.13%, 01/15/2021	10,033,309	10,525,594
1.25%, 07/15/2020	5,275,841	5,571,995
1.38%, 07/15/2018 - 01/15/2020	8,355,469	8,774,203

Total U.S. Government Obligations (Cost $232,249,309)		232,800,195

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED - 0.1%
Put - 10-Year U.S. Treasury Note Futures
Exercise Price $124
Expiration Date 01/27/2017	322	120,750

Total Exchange-Traded Options Purchased (Cost $190,123)		120,750

	Number of Contracts	Value
OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED - 0.0% (B) (G)
Put - CHF vs. NOK
Exercise Price CHF 8
Expiration Date 02/14/2017, UBS	2,560,000	$ 1,171
Put - CHF vs. NOK Exercise Price CHF 8 Expiration Date 02/17/2017, UBS	2,560,000	2,760
Put - EUR vs. USD Exercise Price EUR 1 Expiration Date 01/30/2017, DUB	4,720,000	78,617

Total Over-the-Counter Foreign Exchange Options Purchased (Cost $160,251)		82,548

	Notional Amount	Value
OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED - 0.2% (G)
Call - Pays Floating Rate Index 3-Month
USD-LIBOR
Exercise Rate 2.68%
Expiration Date 01/12/2021, DUB	$ 1,500,000	176,551
Put - Receives Floating Rate Index 3-Month
USD-LIBOR
Exercise Rate 2.68%
Expiration Date 01/12/2021, DUB	1,500,000	192,860
Put - Receives Floating Rate Index 6-Month
EUR-EURIBOR
Exercise Rate 2.50%
Expiration Date 06/08/2022, DUB	EUR 3,200,000	182,870

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $785,664)		552,281

	Shares	Value
SHORT-TERM INVESTMENT COMPANY - 0.1%
Money Market Fund - 0.1%
BlackRock Liquidity Funds T-Fund Portfolio	314,050	314,050

Total Short-Term Investment Company (Cost $314,050)		314,050

SECURITIES LENDING COLLATERAL - 1.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (H)	3,710,264	3,710,264

Total Securities Lending Collateral (Cost $3,710,264)		3,710,264

Total Investments (Cost $241,114,608) (I)		241,170,517
Net Other Assets (Liabilities) - (1.1)%		(2,655,311)

Net Assets - 100.0%		$ 238,515,206

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

EXCHANGE-TRADED OPTIONS WRITTEN:

Description	Exercise Price	Expiration Date	Number of Contracts	Premiums (Received)	Value
Put - 10-Year U.S. Treasury Note Futures	USD 122.00	01/27/2017	199	$(109,409)	$(21,766)

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS WRITTEN: (G)
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premiums (Received)	Value
Put - CHF vs. NOK	UBS	CHF	7.90	02/17/2017	CHF	2,560,000	$(13,232)	$(616)
Put - EUR vs. USD	DUB	EUR	1.07	01/30/2017	EUR	4,720,000	(30,590)	(79,794)

Total							$(43,822)	$(80,410)

OVER-THE-COUNTER INFLATION-CAPPED OPTIONS WRITTEN: (G)
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premiums (Received)	Value
Call - Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	DUB	2.50%	HICP Index	04/26/2022	EUR	1,070,000	$(74,168)	$(228)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN: (G)
Description	Counterparty	Floating Rate Index	Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Value
Call - 2-Year	DUB	3-Month USD-LIBOR	Receive	0.90%	06/07/2018	USD	16,100,000	$(79,851)	$(11,392)
Put - 2-Year	DUB	3-Month USD-LIBOR	Pay	1.90	06/07/2018	USD	16,100,000	(68,279)	(143,517)
Put - 20-Year	DUB	6-Month EUR-EURIBOR	Pay	4.50	06/08/2022	EUR	3,200,000	(150,269)	(31,313)

Total								$(298,399)	$(186,222)

CENTRALLY CLEARED SWAP AGREEMENTS: (J)

Interest Rate Swap Agreements - Fixed Rate Payable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	1.73%	08/31/2046	USD	415,000	$77,940	$—	$77,940
3-Month USD-LIBOR	1.75	05/31/2021	USD	10,290,000	85,607	—	85,607
3-Month USD-LIBOR	1.80	08/19/2046	USD	972,000	166,517	—	166,517
3-Month USD-LIBOR	2.51	08/15/2026	USD	2,740,000	(33,622)	—	(33,622)
3-Month USD-LIBOR	2.78	11/15/2043	USD	1,300,000	(38,199)	—	(38,199)
1-Year OIS Federal Funds Rate	1.42	05/31/2021	USD	2,940,000	22,632	—	22,632

Total					$280,875	$—	$280,875

OVER-THE-COUNTER SWAP AGREEMENTS: (G)

Interest Rate Swap Agreements - Fixed Rate Payable
Floating Rate Index	Counterparty	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Eurostat Eurozone HICP ex Tobacco NSA	DUB	1.13%	12/08/2021	EUR	2,090,000	$9,588	$—	$9,588

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

OVER-THE-COUNTER SWAP AGREEMENTS (continued): (G)

Interest Rate Swap Agreements - Fixed Rate Receivable
Floating Rate Index	Counterparty	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Eurostat Eurozone HICP ex Tobacco NSA	DUB	1.41%	12/08/2026	EUR	2,090,000	$(15,477)	$—	$(15,477)

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
90-Day Eurodollar	Short	(56)	12/17/2018	$127,350	$—
90-Day Eurodollar	Long	153	09/17/2018	—	(287,045)
90-Day Eurodollar	Long	56	12/18/2017	—	(77,790)
2-Year U.S. Treasury Note	Short	(71)	03/31/2017	12,734	—
5-Year U.S. Treasury Note	Long	318	03/31/2017	—	(32,612)
10-Year Australia Treasury Bond	Short	(10)	03/15/2017	—	(3,429)
10-Year U.S. Treasury Bond	Long	13	03/22/2017	19,683	—
10-Year U.S. Treasury Note	Long	60	03/22/2017	5,069	—
Euro-BTP Italy Government Bond	Short	(8)	03/08/2017	—	(11,768)
German Euro Bund	Long	2	03/08/2017	7,493	—
German Euro BUXL	Short	(1)	03/08/2017	—	(2,948)
German Euro Schatz	Short	(152)	03/08/2017	—	(22,019)
U.K. Gilt	Short	(4)	03/29/2017	—	(10,454)
U.S. Treasury Bond	Short	(21)	03/22/2017	—	(45,296)
U.S. Treasury Bond	Short	(40)	03/22/2017	41,442	—

Total				$213,771	$(493,361)

FORWARD FOREIGN CURRENCY CONTRACTS: (G)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BOA	02/01/2017	USD	1,304,964	EUR	1,175,000	$66,003	$—
CBA	01/05/2017	USD	2,375,794	NZD	3,337,000	58,009	—
CITI	01/27/2017	USD	652,678	GBP	525,000	5,152	—
CITI	02/01/2017	EUR	1,155,000	USD	1,277,554	—	(59,681)
DUB	02/01/2017	EUR	1,155,000	USD	1,281,091	—	(63,219)
GSB	01/05/2017	USD	1,148,567	EUR	1,080,000	11,280	—
GSB	02/01/2017	USD	1,301,110	EUR	1,155,000	83,237	—
HSBC	01/05/2017	USD	295,183	AUD	400,000	6,566	—
MSCS	02/03/2017	USD	104,676	EUR	100,000	—	(776)
NAB	01/05/2017	USD	97,385	AUD	131,000	2,863	—
SSB	01/05/2017	EUR	302,000	USD	314,941	3,078	—
UBS	01/27/2017	GBP	1,040,000	USD	1,272,024	10,693	—

Total						$246,881	$(123,676)

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Foreign Government Obligations	$—	$3,590,429	$—	$3,590,429
U.S. Government Obligations	—	232,800,195	—	232,800,195
Exchange-Traded Options Purchased	120,750	—	—	120,750
Over-the-Counter Foreign Exchange Options Purchased	—	82,548	—	82,548
Over-the-Counter Interest Rate Swaptions Purchased	—	552,281	—	552,281
Short-Term Investment Company	314,050	—	—	314,050
Securities Lending Collateral	3,710,264	—	—	3,710,264

Total Investments	$4,145,064	$237,025,453	$—	$241,170,517

Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$352,696	$—	$352,696
Over-the-Counter Interest Rate Swap Agreements	—	9,588	—	9,588
Futures Contracts (L)	213,771	—	—	213,771
Forward Foreign Currency Contracts (L)	—	246,881	—	246,881

Total Other Financial Instruments	$213,771	$609,165	$—	$822,936

LIABILITIES
Other Financial Instruments
Exchange-Traded Options Written	$(21,766)	$—	$—	$(21,766)
Over-the-Counter Foreign Exchange Options Written	—	(80,410)	—	(80,410)
Over-the-Counter Inflation-Capped Options Written	—	(228)	—	(228)
Over-the-Counter Interest Rate Swaptions Written	—	(186,222)	—	(186,222)
Centrally Cleared Interest Rate Swap Agreements	—	(71,821)	—	(71,821)
Over-the-Counter Interest Rate Swap Agreements	—	(15,477)	—	(15,477)
Futures Contracts (L)	(493,361)	—	—	(493,361)
Forward Foreign Currency Contracts (L)	—	(123,676)	—	(123,676)

Total Other Financial Instruments	$(515,127)	$(477,834)	$—	$(992,961)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2016, the total value of Regulation S securities is $3,589,447, representing 1.5% of the Portfolio’s net assets.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Floating or variable rate security. The rate disclosed is as of December 31, 2016.
(D)	Percentage rounds to less than 0.01% or (0.01)%.
(E)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security segregated as collateral to cover margin requirements for open futures contracts is $520,664.
(F)	All or a portion of the security is on loan. The value of the security on loan is $3,636,230. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(G)	Cash in the amount of $580,000 has been segregated by the broker as collateral for open options, over-the-counter swap agreements, swaptions and/or forward foreign currency contracts.
(H)	Rate disclosed reflects the yield at December 31, 2016.
(I)	Aggregate cost for federal income tax purposes is $243,784,921. Aggregate gross unrealized appreciation and depreciation for all securities is $2,969,676 and $5,584,080, respectively. Net unrealized depreciation for tax purposes is $2,614,404.
(J)	Cash in the amount of $589,220 has been segregated by the custodian as collateral for centrally cleared swap agreements.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(K)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(L)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
NOK	Norwegian Krone
NZD	New Zealand Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BOA	Bank of America, N.A.
CBA	Commonwealth Bank of Australia
CITI	Citibank N.A.
DUB	Deutsche Bank AG
GSB	Goldman Sachs Bank
HSBC	HSBC Bank USA
MSCS	Morgan Stanley Capital Services Inc.
NAB	National Australia Bank
SSB	State Street Bank & Trust Co.
UBS	UBS AG

PORTFOLIO ABBREVIATIONS:

BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
BUXL	Bundesanleihen (German Long-Term Debt)
EURIBOR	Euro Interbank Offer Rate
HICP	Harmonized Indices of Consumer Prices
LIBOR	London Interbank Offered Rate
NSA	Not Seasonally Adjusted
OIS	Overnight Indexed Swap
Schatz	Bundesschatzanweisungen (German Federal Government 2-Year Securities)

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES - 6.4%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (A)	$ 3,321,295	$ 3,600,140
Avis Budget Rental Car Funding AESOP LLC
Series 2013-1A, Class A,
1.92%, 09/20/2019 (A)	1,000,000	994,972
Series 2014-1A, Class A,
2.46%, 07/20/2020 (A)	912,000	909,803
BlueMountain CLO, Ltd. Series 2015-2A, Class A1, 2.31% (B), 07/18/2027 (A)	4,560,000	4,570,880
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (A)	2,282,555	2,255,588
Conseco Finance Securitizations Corp. Series 2002-2, Class A2, 6.03% (B), 03/01/2033	20,661	20,667
Hertz Vehicle Financing LLC Series 2016-3A, Class A, 2.27%, 07/25/2020 (A)	2,270,000	2,247,977
ICG US CLO, Ltd. Series 2014-1A, Class A1, 2.03% (B), 04/20/2026 (A)	1,610,000	1,604,653
MVW Owner Trust
Series 2014-1A, Class A,
2.25%, 09/22/2031 (A)	1,914,023	1,890,530
Series 2016-1A, Class A,
2.25%, 12/20/2033 (A)	2,364,787	2,318,185
NRZ Advance Receivables Trust Series 2016-T4, Class AT4, 3.11%, 12/15/2050 (A)	5,900,000	5,875,757
OCP CLO, Ltd. Series 2015-8A, Class A1, 2.41% (B), 04/17/2027 (A)	4,650,000	4,652,041
Ocwen Master Advance Receivables Trust Series 2015-T3, Class AT3, 3.21%, 11/15/2047 (A)	6,115,000	6,113,718
Palmer Square CLO, Ltd. Series 2015-2A, Class A1A, 2.38% (B), 07/20/2027 (A)	4,575,000	4,576,455
RAAC Trust Series 2007-RP4, Class A, 0.93% (B), 11/25/2046 (A)	877,406	755,340
SBA Tower Trust Series 2014-1A, Class C, 2.90% (B), 10/15/2044 (A)	9,030,000	9,098,530
Sierra Timeshare Receivables Funding LLC
Series 2013-3A, Class B,
2.70%, 10/20/2030 (A)	692,409	694,391
Series 2014-1A, Class A,
2.07%, 03/20/2030 (A)	1,316,288	1,307,395
Series 2014-2A, Class A,
2.05%, 06/20/2031 (A)	1,145,195	1,143,099
Series 2015-1A, Class A,
2.40%, 03/22/2032 (A)	886,678	882,520

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Sierra Timeshare Receivables Funding LLC (continued)
Series 2015-1A, Class B,
3.05%, 03/22/2032 (A)	$ 919,998	$ 926,171
Series 2016-2A, Class A,
2.33%, 07/20/2033 (A)	1,780,883	1,749,180
Silverleaf Finance XVIII LLC Series 2014-A, Class A, 2.81%, 01/15/2027 (A)	1,173,956	1,157,477
SolarCity LMC Series III LLC Series 2014-2, Class A, 4.02%, 07/20/2044 (A)	3,396,603	3,200,237
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (A)	2,805,014	2,819,039
Trafigura Securitisation Finance PLC Series 2014-1A, Class A, 1.65% (B), 10/15/2018 (A)	3,791,000	3,776,253
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (A)	1,380,321	1,365,110
Wellfleet CLO, Ltd. Series 2016-2A, Class A1, 2.51% (B), 10/20/2028 (A)	3,170,000	3,173,262

Total Asset-Backed Securities (Cost $74,325,142)		73,679,370

CORPORATE DEBT SECURITIES - 39.6%
Air Freight & Logistics - 0.2%
FedEx Corp.
4.90%, 01/15/2034	1,075,000	1,145,904
5.10%, 01/15/2044	1,260,000	1,367,145

		2,513,049

Airlines - 1.8%
American Airlines Pass-Through Trust
3.20%, 12/15/2029	2,264,224	2,201,958
3.70%, 04/01/2028	3,807,192	3,769,120
Delta Air Lines Pass-Through Trust
4.75%, 11/07/2021	6,635,302	6,933,891
6.82%, 02/10/2024	553,772	636,838
7.75%, 06/17/2021	344,259	381,266
United Airlines Pass-Through Trust 3.75%, 03/03/2028	6,685,780	6,719,209

		20,642,282

Auto Components - 0.2%
BorgWarner, Inc. 3.38%, 03/15/2025 (C)	2,235,000	2,196,842

Automobiles - 0.4%
Ford Motor Co. 4.35%, 12/08/2026	2,743,000	2,771,796
General Motors Co.
4.88%, 10/02/2023	850,000	891,031
6.25%, 10/02/2043	500,000	552,740

		4,215,567

Banks - 7.4%
Bank of America Corp.
2.63%, 10/19/2020, MTN	1,035,000	1,035,591

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Bank of America Corp. (continued)
4.10%, 07/24/2023	$ 1,595,000	$ 1,666,137
4.45%, 03/03/2026, MTN	1,325,000	1,365,463
5.75%, 12/01/2017	1,965,000	2,035,443
Bank One Capital III 8.75%, 09/01/2030	560,000	788,183
Bank One Corp. 8.00%, 04/29/2027	470,000	613,973
Barclays Bank PLC 10.18%, 06/12/2021 (A)	7,485,000	9,294,199
BNP Paribas SA 6.75% (B), 03/14/2022 (A) (D)	3,085,000	3,042,581
Branch Banking & Trust Co. 3.80%, 10/30/2026	1,980,000	2,034,713
Citigroup, Inc.
1.70%, 04/27/2018	3,472,000	3,464,348
2.36% (B), 09/01/2023	3,405,000	3,472,702
3.38%, 03/01/2023	1,380,000	1,386,922
6.68%, 09/13/2043	490,000	621,078
Commerzbank AG 8.13%, 09/19/2023 (A)	6,715,000	7,543,631
Cooperatieve Rabobank UA 11.00% (B), 06/30/2019 (A) (D)	8,795,000	10,336,764
Discover Bank 3.45%, 07/27/2026	1,280,000	1,235,982
First Horizon National Corp. 3.50%, 12/15/2020	2,345,000	2,366,358
HSBC Holdings PLC 4.25%, 03/14/2024	485,000	492,821
Intesa Sanpaolo SpA 5.02%, 06/26/2024 (A)	1,405,000	1,298,480
JPMorgan Chase & Co.
2.55%, 10/29/2020	3,450,000	3,447,454
3.25%, 09/23/2022	1,745,000	1,764,701
4.85%, 02/01/2044 (C)	490,000	545,252
6.75% (B), 02/01/2024 (D)	412,000	443,930
JPMorgan Chase Bank NA 6.00%, 10/01/2017	860,000	887,506
KeyBank NA 3.40%, 05/20/2026, MTN	1,210,000	1,174,996
Nordea Bank AB 4.25%, 09/21/2022 (A)	8,020,000	8,354,378
Royal Bank of Scotland Group PLC
6.00%, 12/19/2023	1,685,000	1,750,216
6.40%, 10/21/2019	1,130,000	1,230,354
Societe Generale SA 5.00%, 01/17/2024 (A)	2,315,000	2,350,755
Toronto-Dominion Bank 3.63% (B), 09/15/2031	3,050,000	2,979,332
Wells Fargo & Co.
2.15%, 01/15/2019	912,000	917,020
4.13%, 08/15/2023	1,855,000	1,919,404
5.38%, 11/02/2043	550,000	607,007
5.90% (B), 06/15/2024 (D)	1,080,000	1,085,400
Wells Fargo Bank NA 5.95%, 08/26/2036	1,217,000	1,432,716

		84,985,790

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Beverages - 0.8%
Anheuser-Busch InBev Worldwide, Inc. 4.95%, 01/15/2042	$ 4,189,000	$ 4,559,982
Molson Coors Brewing Co.
2.10%, 07/15/2021	2,605,000	2,537,041
3.00%, 07/15/2026	2,482,000	2,346,264

		9,443,287

Biotechnology - 1.0%
AbbVie, Inc. 3.60%, 05/14/2025	926,000	917,192
Celgene Corp. 5.00%, 08/15/2045	6,196,000	6,442,167
Gilead Sciences, Inc.
2.95%, 03/01/2027	2,893,000	2,768,772
4.15%, 03/01/2047	1,399,000	1,328,774

		11,456,905

Capital Markets - 4.6%
Ameriprise Financial, Inc.
3.70%, 10/15/2024	3,495,000	3,571,128
7.30%, 06/28/2019	3,180,000	3,569,302
Deutsche Bank AG
2.22% (B), 08/20/2020	2,535,000	2,459,934
4.25%, 10/14/2021 (A)	4,320,000	4,336,658
Goldman Sachs Group, Inc.
5.75%, 01/24/2022	3,555,000	3,996,584
6.25%, 02/01/2041	490,000	607,388
6.75%, 10/01/2037	1,557,000	1,922,657
Macquarie Group, Ltd. 6.25%, 01/14/2021 (A)	5,645,000	6,249,884
Morgan Stanley
5.00%, 11/24/2025	3,738,000	3,993,257
5.75%, 01/25/2021	6,880,000	7,633,883
State Street Corp. 1.96% (B), 06/01/2077	285,000	251,869
Oaktree Capital Management, LP 6.75%, 12/02/2019 (A)	4,080,000	4,534,846
UBS AG 7.63%, 08/17/2022	5,385,000	6,105,244
UBS Group Funding Jersey, Ltd. 4.13%, 09/24/2025 (A)	2,883,000	2,938,547

		52,171,181

Chemicals - 0.4%
LyondellBasell Industries NV 5.00%, 04/15/2019	1,217,000	1,285,945
Monsanto Co. 4.40%, 07/15/2044	2,705,000	2,614,372

		3,900,317

Commercial Services & Supplies - 0.5%
ERAC USA Finance LLC 3.85%, 11/15/2024 (A)	3,020,000	3,069,105
Hutchison Whampoa International 14, Ltd. 1.63%, 10/31/2017 (A)	2,325,000	2,319,595

		5,388,700

Communications Equipment - 0.4%
Cisco Systems, Inc. 2.13%, 03/01/2019	797,000	807,503
Harris Corp. 5.55%, 10/01/2021	3,442,000	3,797,899

		4,605,402

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction Materials - 0.5%
LafargeHolcim Finance US LLC 4.75%, 09/22/2046 (A)	$ 955,000	$ 923,628
Martin Marietta Materials, Inc. 4.25%, 07/02/2024	5,140,000	5,222,292

		6,145,920

Consumer Finance - 0.4%
Ally Financial, Inc. 3.50%, 01/27/2019	1,155,000	1,160,775
American Express Co. 4.05%, 12/03/2042	990,000	955,366
BMW US Capital LLC 2.80%, 04/11/2026 (A)	1,777,143	1,711,397
Discover Financial Services 3.85%, 11/21/2022	1,111,000	1,127,924

		4,955,462

Containers & Packaging - 0.3%
International Paper Co. 4.75%, 02/15/2022	2,047,000	2,214,281
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 6.88%, 02/15/2021	1,503,674	1,547,281

		3,761,562

Diversified Consumer Services - 0.0% (E)
President and Fellows of Harvard College 3.62%, 10/01/2037	255,000	253,118

Diversified Telecommunication Services - 2.0%
AT&T, Inc.
3.00%, 06/30/2022	4,480,000	4,397,613
3.40%, 05/15/2025	2,735,000	2,636,056
4.35%, 06/15/2045	1,445,000	1,287,541
4.60%, 02/15/2021	585,000	618,742
5.00%, 03/01/2021	905,000	973,338
GTP Acquisition Partners I LLC 2.35%, 06/15/2045 (A)	790,000	769,887
Intelsat Jackson Holdings SA 7.25%, 04/01/2019 (C)	1,902,000	1,597,680
Sprint Capital Corp. 6.88%, 11/15/2028	822,000	811,725
Verizon Communications, Inc.
3.45%, 03/15/2021 (C)	1,125,000	1,161,453
4.50%, 09/15/2020	1,135,000	1,214,578
5.15%, 09/15/2023	2,975,000	3,289,586
6.55%, 09/15/2043	2,901,000	3,623,282

		22,381,481

Electric Utilities - 1.3%
Appalachian Power Co. 3.40%, 06/01/2025	2,700,000	2,734,349
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	458,000	508,528
8.88%, 11/15/2018	449,000	504,575
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	4,720,000	4,285,008
Entergy Arkansas, Inc. 3.70%, 06/01/2024	1,110,000	1,150,014
Jersey Central Power & Light Co. 7.35%, 02/01/2019	1,000,000	1,095,312

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022	$ 333,000	$ 355,636
5.30%, 06/01/2042	525,000	615,789
PacifiCorp
3.60%, 04/01/2024	3,380,000	3,515,258
5.75%, 04/01/2037	400,000	490,027

		15,254,496

Energy Equipment & Services - 0.3%
Schlumberger Holdings Corp. 3.00%, 12/21/2020 (A)	2,040,000	2,083,152
Schlumberger Investment SA 3.65%, 12/01/2023	835,000	874,644
Weatherford International, Ltd. 5.95%, 04/15/2042	960,000	724,800

		3,682,596

Equity Real Estate Investment Trusts - 2.3%
CBL & Associates, LP 5.25%, 12/01/2023	2,982,000	2,932,135
EPR Properties 4.50%, 04/01/2025	4,740,000	4,682,400
HCP, Inc. 3.40%, 02/01/2025	1,665,000	1,593,110
Kilroy Realty, LP 4.25%, 08/15/2029	5,355,000	5,245,287
Realty Income Corp. 3.88%, 07/15/2024	4,095,000	4,181,437
Simon Property Group, LP 3.38%, 10/01/2024	5,665,000	5,717,786
VEREIT Operating Partnership, LP 3.00%, 02/06/2019	1,655,000	1,650,863

		26,003,018

Food & Staples Retailing - 0.8%
CVS Health Corp.
2.13%, 06/01/2021	3,811,000	3,736,853
5.30%, 12/05/2043	319,000	361,454
Wal-Mart Stores, Inc.
4.00%, 04/11/2043	1,258,000	1,263,753
4.30%, 04/22/2044	945,000	997,234
Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	2,653,000	2,702,799

		9,062,093

Food Products - 0.5%
Bunge, Ltd. Finance Corp. 3.25%, 08/15/2026	1,470,000	1,411,604
Kraft Heinz Foods Co.
4.38%, 06/01/2046	2,277,000	2,142,609
4.88%, 02/15/2025 (A)	1,545,000	1,666,709

		5,220,922

Health Care Equipment & Supplies - 0.2%
Abbott Laboratories 3.75%, 11/30/2026	1,641,994	1,630,649
Boston Scientific Corp. 2.65%, 10/01/2018	1,062,000	1,073,647

		2,704,296

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services - 0.8%
Anthem, Inc.
1.88%, 01/15/2018	$ 1,930,000	$ 1,930,849
2.30%, 07/15/2018	1,930,000	1,942,617
3.30%, 01/15/2023	20,000	19,966
Coventry Health Care, Inc. 5.45%, 06/15/2021	1,632,000	1,812,352
Express Scripts Holding Co.
3.40%, 03/01/2027	1,412,000	1,322,919
4.80%, 07/15/2046	660,000	631,901
Tenet Healthcare Corp. 6.25%, 11/01/2018	1,010,000	1,065,550
UnitedHealth Group, Inc. 3.38%, 11/15/2021	650,000	674,522

		9,400,676

Industrial Conglomerates - 0.9%
General Electric Co.
5.00% (B), 01/21/2021 (D)	9,493,000	9,850,886
6.88%, 01/10/2039, MTN	500,000	704,971

		10,555,857

Insurance - 1.6%
American International Group, Inc. 8.18% (B), 05/15/2068	640,000	809,600
CNA Financial Corp. 5.88%, 08/15/2020	1,765,000	1,949,780
Fidelity National Financial, Inc. 5.50%, 09/01/2022	1,320,000	1,396,215
Lincoln National Corp. 8.75%, 07/01/2019	963,000	1,108,010
Metropolitan Life Global Funding I 1.30%, 04/10/2017 (A)	2,470,000	2,471,391
OneBeacon US Holdings, Inc. 4.60%, 11/09/2022	1,690,000	1,684,807
Pacific Life Insurance Co. 9.25%, 06/15/2039 (A)	2,365,000	3,493,398
Reinsurance Group of America, Inc. 3.63% (B), 12/15/2065	5,751,000	4,830,840

		17,744,041

IT Services - 0.6%
Hewlett Packard Enterprise Co. 3.60%, 10/15/2020	4,040,000	4,109,949
International Business Machines Corp. 3.63%, 02/12/2024	1,543,000	1,606,801
MasterCard, Inc. 3.38%, 04/01/2024	878,000	903,106

		6,619,856

Life Sciences Tools & Services - 0.3%
Thermo Fisher Scientific, Inc. 2.40%, 02/01/2019	3,515,000	3,541,721

Machinery - 0.1%
Doosan Heavy Industries & Construction Co., Ltd. 2.13%, 04/27/2020 (A)	1,245,000	1,214,344

Media - 0.8%
21st Century Fox America, Inc. 7.63%, 11/30/2028	1,045,000	1,339,592

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
CBS Corp. 5.75%, 04/15/2020	$ 1,845,000	$ 2,036,589
Comcast Corp. 5.88%, 02/15/2018	1,564,000	1,639,860
NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021 (A) (D)	1,500,000	1,575,000
NBCUniversal Media LLC
4.38%, 04/01/2021	1,075,000	1,161,343
4.45%, 01/15/2043	1,359,000	1,388,717

		9,141,101

Metals & Mining - 0.2%
BHP Billiton Finance USA, Ltd. 3.85%, 09/30/2023 (C)	1,031,000	1,091,148
Freeport-McMoRan, Inc. 3.88%, 03/15/2023 (C)	1,125,000	1,032,187
Rio Tinto Finance USA PLC 2.88%, 08/21/2022	50,000	50,207

		2,173,542

Multi-Utilities - 0.4%
CMS Energy Corp.
3.88%, 03/01/2024	539,000	560,574
4.88%, 03/01/2044	725,000	777,228
Public Service Electric & Gas Co. 3.00%, 05/15/2025, MTN	2,760,000	2,761,708

		4,099,510

Oil, Gas & Consumable Fuels - 3.2%
Anadarko Petroleum Corp. 5.55%, 03/15/2026 (C)	1,485,000	1,662,101
Apache Corp.
4.25%, 01/15/2044	360,000	354,896
4.75%, 04/15/2043	520,000	535,615
BP Capital Markets PLC 3.12%, 05/04/2026	3,120,000	3,047,204
Energy Transfer Partners, LP 5.95%, 10/01/2043	960,000	989,402
EnLink Midstream Partners, LP 4.85%, 07/15/2026	960,000	968,384
EOG Resources, Inc. 2.45%, 04/01/2020	1,627,000	1,629,449
Exxon Mobil Corp.
1.82%, 03/15/2019	2,930,000	2,934,808
3.04%, 03/01/2026	1,290,000	1,288,252
Husky Energy, Inc. 4.00%, 04/15/2024	1,120,000	1,140,351
Kerr-McGee Corp. 6.95%, 07/01/2024	865,000	1,020,521
Kinder Morgan Energy Partners, LP 4.15%, 02/01/2024	2,480,000	2,513,845
Laredo Petroleum, Inc. 7.38%, 05/01/2022	1,370,000	1,419,662
Murphy Oil Corp. 3.50%, 12/01/2017	1,326,000	1,332,630
Nexen Energy ULC 5.88%, 03/10/2035	110,000	123,554
Noble Energy, Inc.
6.00%, 03/01/2041	430,000	477,437
8.25%, 03/01/2019	1,065,000	1,196,320

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Petrobras Global Finance BV 6.25%, 03/17/2024 (C)	$ 1,370,000	$ 1,314,104
Petroleos Mexicanos 3.50%, 01/30/2023	2,430,000	2,230,740
Range Resources Corp. 5.75%, 06/01/2021 (A)	450,000	471,375
Shell International Finance BV
2.50%, 09/12/2026	2,622,000	2,460,128
3.75%, 09/12/2046	785,000	722,314
TransCanada PipeLines, Ltd.
3.75%, 10/16/2023 (C)	1,010,000	1,045,283
4.63%, 03/01/2034	875,000	922,680
Western Gas Partners, LP 5.38%, 06/01/2021	1,956,000	2,103,788
Williams Cos., Inc.
3.70%, 01/15/2023	540,000	521,100
7.88%, 09/01/2021	796,000	909,430
Williams Partners, LP 5.40%, 03/04/2044	814,000	788,881

		36,124,254

Pharmaceuticals - 0.7%
Actavis Funding SCS
3.45%, 03/15/2022	3,162,000	3,209,459
3.80%, 03/15/2025	2,518,000	2,520,966
4.55%, 03/15/2035	1,892,000	1,872,686
Pfizer, Inc. 4.13%, 12/15/2046	406,846	413,869
Teva Pharmaceutical Finance Co., BV 3.65%, 11/10/2021	383,000	387,920

		8,404,900

Road & Rail - 0.4%
Aviation Capital Group Corp. 7.13%, 10/15/2020 (A)	3,032,000	3,501,960
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	269,000	272,266
3.75%, 04/01/2024	294,000	309,072

		4,083,298

Semiconductors & Semiconductor Equipment - 0.3%
KLA-Tencor Corp. 4.13%, 11/01/2021	3,735,000	3,894,895

Software - 0.2%
Microsoft Corp. 2.70%, 02/12/2025	2,445,000	2,395,785

Technology Hardware, Storage & Peripherals - 0.7%
Apple, Inc. 2.85%, 02/23/2023	5,198,000	5,230,399
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 6.02%, 06/15/2026 (A)	2,370,000	2,567,412
HP, Inc. 3.75%, 12/01/2020	270,000	279,554

		8,077,365

Tobacco - 0.1%
Altria Group, Inc. 4.00%, 01/31/2024	905,000	956,238

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Trading Companies & Distributors - 0.2%
International Lease Finance Corp. 8.25%, 12/15/2020	$ 2,320,000	$ 2,702,800

Wireless Telecommunication Services - 1.8%
America Movil SAB de CV 3.13%, 07/16/2022	1,790,000	1,762,626
Crown Castle Towers LLC
4.88%, 08/15/2040 (A)	3,445,000	3,668,480
6.11%, 01/15/2040 (A)	7,393,000	8,010,026
SBA Tower Trust 2.24%, 04/15/2043 (A)	1,420,000	1,422,647
Sprint Communications, Inc. 9.00%, 11/15/2018 (A)	3,570,000	3,935,925
Sprint Corp. 7.88%, 09/15/2023	1,290,000	1,377,075
T-Mobile USA, Inc.
6.46%, 04/28/2019	145,000	147,538
6.73%, 04/28/2022	460,000	480,700
6.84%, 04/28/2023	145,000	155,331

		20,960,348

Total Corporate Debt Securities (Cost $453,852,766)		453,034,817

FOREIGN GOVERNMENT OBLIGATIONS - 1.4%
Brazil - 0.1%
Brazil Government International Bond 4.25%, 01/07/2025 (C)	1,440,000	1,346,400

Colombia - 0.1%
Colombia Government International Bond 4.00%, 02/26/2024 (C)	810,000	818,100

Indonesia - 0.2%
Indonesia Government International Bond 5.38%, 10/17/2023 (A)	2,500,000	2,707,658

Mexico - 0.3%
Mexico Government International Bond 4.00%, 10/02/2023	3,618,000	3,626,683

Peru - 0.1%
Peru Government International Bond 7.35%, 07/21/2025	1,010,000	1,296,840

Republic of Korea - 0.5%
Export-Import Bank of Korea 4.00%, 01/11/2017 (C)	3,750,000	3,751,500
Korea Development Bank 3.50%, 08/22/2017	1,610,000	1,626,834

		5,378,334

Saudi Arabia - 0.1%
Saudi Arabia Government International Bond 2.38%, 10/26/2021 (A)	970,000	941,808

Total Foreign Government Obligations (Cost $15,990,690)		16,115,823

MORTGAGE-BACKED SECURITIES - 11.6%
Adjustable Rate Mortgage Trust Series 2004-2, Class 7A2, 1.60% (B), 02/25/2035	1,376	1,376

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Alternative Loan Trust
Series 2005-36, Class 2A1A,
1.07% (B), 08/25/2035	$ 1,046,371	$ 770,166
Series 2005-50CB, Class 1A1,
5.50%, 11/25/2035	1,811,245	1,711,920
Series 2005-51, Class 3A3A,
1.06% (B), 11/20/2035	932,349	779,919
Series 2007-22, Class 2A16,
6.50%, 09/25/2037	7,211,887	5,169,740
Series 2007-5CB, Class 1A31,
5.50%, 04/25/2037	1,508,661	1,243,414
Banc of America Commercial Mortgage Trust Series 2007-3, Class A1A, 5.55% (B), 06/10/2049	487,756	491,220
Banc of America Funding Trust Series 2005-E, Class 4A1, 3.07% (B), 03/20/2035	127,540	127,966
BB-UBS Trust
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (A)	4,905,000	4,844,881
Series 2012-TFT, Class C,
3.47% (B), 06/05/2030 (A)	4,215,000	4,082,217
Bear Stearns Alt-A Trust Series 2004-11, Class 2A2, 3.31% (B), 11/25/2034	64,773	61,045
Bear Stearns Commercial Mortgage Securities Trust
Series 2007-PW15, Class A1A,
5.32%, 02/11/2044	1,072,585	1,073,869
Series 2007-PW17, Class A1A,
5.65% (B), 06/11/2050	1,370,110	1,395,277
Bear Stearns Mortgage Funding Trust Series 2006-AR5, Class 1A2, 0.97% (B), 12/25/2046	106,947	68,341
CHL Mortgage Pass-Through Trust
Series 2003-60, Class 1A1,
3.13% (B), 02/25/2034	91,714	90,760
Series 2005-3, Class 1A2,
1.05% (B), 04/25/2035	191,625	177,159
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/10/2047	1,140,000	1,193,049
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	1,735,000	1,844,660
Citigroup Mortgage Loan Trust Series 2015-A, Class A1, 3.50% (B), 06/25/2058 (A)	4,680,333	4,751,128
COMM Mortgage Trust
Series 2010-RR1, Class GEB,
5.54% (B), 12/11/2049 (A)	2,350,000	2,357,508
Series 2013-CR11, Class AM,
4.72% (B), 10/10/2046	565,000	611,694
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (A)	1,380,000	1,400,714
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	1,240,000	1,305,637
Series 2016-GCT, Class C,
3.46% (B), 08/10/2029 (A)	2,230,000	2,226,121

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (A)	$ 1,560,000	$ 1,558,511
Commercial Mortgage Trust Series 2007-GG11, Class AM, 5.87% (B), 12/10/2049	1,175,000	1,200,836
Core Industrial Trust Series 2015-CALW, Class B, 3.25%, 02/10/2034 (A)	4,655,000	4,710,722
Credit Suisse Mortgage Capital Certificates Series 2009-11R, Class 5A1, 2.77% (B), 08/26/2036 (A)	3,213,646	3,170,736
CSMC Trust Series 2014-4R, Class 21A1, 0.91% (B), 12/27/2035 (A)	5,456,497	5,265,062
DBRR Trust Series 2011-C32, Class A3A, 5.52% (B), 06/17/2049 (A)	1,282,984	1,287,704
GMACM Mortgage Loan Trust
Series 2003-AR2, Class 1A1,
3.59% (B), 12/19/2033	27,191	25,845
Series 2005-AR1, Class 3A,
3.24% (B), 03/18/2035	48,028	46,449
GS Mortgage Securities Corp. II Series 2013-KING, Class E, 3.44% (B), 12/10/2027 (A)	3,320,000	3,136,578
GS Mortgage Securities Corp. Trust Series 2012-SHOP, Class C, 3.63%, 06/05/2031 (A)	410,000	413,508
Hilton USA Trust Series 2013-HLT, Class DFX, 4.41%, 11/05/2030 (A)	2,943	2,931
Impac CMB Trust Series 2004-6, Class 1A1, 1.56% (B), 10/25/2034	33,622	31,783
Independent National Mortgage Corp. Index Mortgage Loan Trust Series 2007-AR15, Class 2A1, 3.98% (B), 08/25/2037	624,275	493,341
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2007-CB18, Class A1A,
5.43% (B), 06/12/2047	1,117,231	1,116,824
Series 2007-LD12, Class A1A,
5.85% (B), 02/15/2051	2,876,447	2,908,762
Series 2007-LDPX, Class A1A,
5.44%, 01/15/2049	710,805	712,881
Series 2012-WLDN, Class A,
3.91%, 05/05/2030 (A)	189,019	196,386
JPMorgan Mortgage Trust
Series 2004-A1, Class 1A1,
2.79% (B), 02/25/2034	64,648	64,050
Series 2006-A2, Class 5A1,
3.14% (B), 11/25/2033	63,671	64,956
Series 2006-S3, Class 1A12,
6.50%, 08/25/2036	336,188	274,041

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Resecuritization Trust Series 2014-2, Class 6A1, 2.84% (B), 05/26/2037 (A)	$ 4,153,128	$ 4,145,257
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class AM, 6.16% (B), 09/15/2045	900,000	929,205
MASTR Adjustable Rate Mortgages Trust Series 2007-R5, Class A1, 3.01% (B), 11/25/2035 (A)	524,548	392,536
Merrill Lynch Mortgage Investors Trust
Series 2003-F, Class A1,
1.40% (B), 10/25/2028	34,823	34,000
Series 2004-A1, Class 2A1,
2.88% (B), 02/25/2034	201,628	201,997
Series 2005-A3, Class A1,
1.03% (B), 04/25/2035	34,116	32,688
Series 2005-A4, Class 2A2,
3.04% (B), 07/25/2035	202,001	179,339
Merrill Lynch Mortgage Trust Series 2007-C1, Class A1A, 5.83% (B), 06/12/2050	995,465	1,004,711
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A, 2.20%, 09/13/2031 (A)	1,180,000	1,153,664
Morgan Stanley Capital I Trust
Series 2007-HQ12, Class AM,
5.78% (B), 04/12/2049	2,641,427	2,640,958
Series 2007-IQ13, Class A1A,
5.31%, 03/15/2044	1,650,193	1,652,218
Series 2007-IQ13, Class AM,
5.41%, 03/15/2044	1,090,000	1,089,050
Series 2007-IQ14, Class A1A,
5.67% (B), 04/15/2049	888,228	894,557
Series 2007-IQ15, Class AM,
5.90% (B), 06/11/2049	1,225,000	1,241,901
Morgan Stanley Re-REMIC Trust
Series 2010-GG10, Class A4B,
5.79% (B), 08/15/2045 (A)	540,000	541,984
Series 2012-XA, Class A,
2.00%, 07/27/2049 (A)	270,046	268,501
Morgan Stanley Resecuritization Trust Series 2014-R3, Class 2A, 3.00% (B), 07/26/2048 (A)	6,755,096	6,666,583
Motel 6 Trust Series 2015-MTL6, Class C, 3.64%, 02/05/2030 (A)	11,625,000	11,658,263
NACC Reperforming Loan REMIC Trust Series 2004-R2, Class A1, 6.50% (B), 10/25/2034 (A)	86,821	86,983
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (B), 12/25/2052 (A)	3,367,723	3,498,408
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (B), 01/25/2054 (A)	1,437,832	1,478,061
Series 2014-3A, Class AFX3,
3.75% (B), 11/25/2054 (A)	2,516,582	2,553,017

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Provident Funding Mortgage Loan Trust Series 2005-1, Class 3A1, 1.34% (B), 05/25/2035	$ 2,917,913	$ 2,801,891
Queens Center Mortgage Trust Series 2013-QCA, Class D, 3.47% (B), 01/11/2037 (A)	4,200,000	3,962,651
RALI Trust
Series 2007-QO1, Class A1,
0.91% (B), 02/25/2047	489,538	416,945
Series 2007-QO4, Class A1A,
0.95% (B), 05/25/2047	923,195	768,529
RBSCF Trust Series 2010-RR3, Class WBTA, 5.97% (B), 02/16/2051 (A)	3,380,255	3,375,084
SCG Trust Series 2013-SRP1, Class AJ, 2.65% (B), 11/15/2026 (A)	3,355,000	3,326,619
STRIPS, Ltd. Series 2012-1A, Class A, 1.50%, 12/25/2044 (A)	68,317	68,317
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-15, Class 1A1,
3.09% (B), 07/25/2035	572,342	455,282
Series 2007-3, Class 3A1,
3.04% (B), 04/25/2047	1,552,882	1,185,371
Structured Asset Mortgage Investments II Trust Series 2003-AR4, Class A1, 1.44% (B), 01/19/2034	44,210	42,558
Towd Point Mortgage Trust
Series 2015-3, Class A1B,
3.00% (B), 03/25/2054 (A)	2,881,698	2,906,596
Series 2015-5, Class A1B,
2.75% (B), 05/25/2055 (A)	3,508,477	3,516,985
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (A)	2,680,000	2,737,655
Voyager BRSTN Delaware Trust, Interest Only STRIPS Series 2009-1, Class UAU7, 0.84% (B), 12/26/2036 (A)	126,748	124,237
WaMu Mortgage Pass-Through Certificates Trust
Series 2005-AR8, Class 2A1A,
1.05% (B), 07/25/2045	56,297	53,473
Series 2007-OA6, Class 1A1B,
1.35% (B), 07/25/2047	750,354	191,370

Total Mortgage-Backed Securities (Cost $136,024,663)		132,739,131

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.7%
California - 0.4%
Los Angeles Community College District, General Obligation Unlimited 6.60%, 08/01/2042	340,000	471,679

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
State of California, General Obligation Unlimited
7.30%, 10/01/2039	$ 1,080,000	$ 1,525,381
7.60%, 11/01/2040	1,585,000	2,385,203
University of California, Revenue Bonds Series AD, 4.86%, 05/15/2112	315,000	305,512

		4,687,775

Georgia - 0.0% (E)
Municipal Electric Authority of Georgia, Revenue Bonds Series A, 6.64%, 04/01/2057	295,000	363,239

Illinois - 0.1%
State of Illinois, General Obligation Unlimited 5.10%, 06/01/2033	670,000	598,645

New Jersey - 0.1%
New Jersey Turnpike Authority, Revenue Bonds Series F, 7.41%, 01/01/2040	431,000	620,869

New York - 0.1%
Metropolitan Transportation Authority, Revenue Bonds Series E, 6.81%, 11/15/2040	355,000	473,435
New York City Water & Sewer System, Revenue Bonds Series CC, 5.88%, 06/15/2044	340,000	439,205
New York State Dormitory Authority, Revenue Bonds Series H, 5.39%, 03/15/2040	330,000	399,082
Port Authority of New York & New Jersey, Revenue Bonds Series 181, 4.96%, 08/01/2046	570,000	636,246

		1,947,968

Total Municipal Government Obligations (Cost $7,879,084)		8,218,496

U.S. GOVERNMENT AGENCY OBLIGATIONS - 16.3%
Federal Home Loan Mortgage Corp.
2.51% (B), 05/01/2037	74,808	77,640
2.52% (B), 04/01/2037	148,851	154,976
2.54% (B), 02/01/2037	43,657	45,648
2.62% (B), 01/01/2038	203,026	215,007
2.67% (B), 12/01/2034	20,233	21,602
2.99% (B), 09/01/2035	1,024,618	1,090,837
3.00% (B), 02/01/2041	586,497	621,842
3.04% (B), 09/01/2037	21,772	23,188
3.37% (B), 05/01/2037	98,550	105,279
5.50%, 06/01/2041	1,719,974	1,915,780
6.00%, 05/01/2031	511,037	589,669

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association
1.88% (B), 08/01/2037	$ 8,824	$ 9,052
2.50%, TBA (F) (G)	8,476,000	8,489,409
2.54% (B), 08/01/2034	11,075	11,500
2.63% (B), 01/01/2035	22,387	23,365
2.81% (B), 03/01/2041	375,373	398,462
2.95% (B), 08/01/2035 - 03/01/2041	300,459	317,694
3.00%, TBA (F) (G)	57,922,000	57,540,514
3.50%, 07/01/2028 - 01/01/2029	4,238,175	4,451,776
3.50%, TBA (F) (G)	57,989,000	59,460,349
4.00%, 06/01/2042	561,385	593,256
4.00%, TBA (F) (G)	20,376,000	21,421,464
4.50%, 02/01/2025 - 06/01/2026	2,672,916	2,832,152
5.00%, 04/01/2039 - 11/01/2039	6,350,837	7,023,809
5.00%, TBA (F) (G)	1,648,000	1,795,290
5.50%, 04/01/2036 - 12/01/2041	4,332,883	4,940,316
6.00%, 02/01/2034 - 02/01/2041	7,796,083	8,975,439
6.50%, 05/01/2040	2,191,081	2,489,298
Government National Mortgage Association, Interest Only STRIPS 0.84% (B), 02/16/2053	7,731,232	412,549

Total U.S. Government Agency Obligations (Cost $185,801,586)		186,047,162

U.S. GOVERNMENT OBLIGATIONS - 22.0%
U.S. Treasury - 19.6%
U.S. Treasury Bond
2.25%, 08/15/2046 (C)	1,201,000	1,009,825
2.50%, 02/15/2045 - 05/15/2046	9,594,000	8,543,263
2.75%, 08/15/2042	8,544,500	8,072,220
3.13%, 02/15/2042	5,200,000	5,276,580
3.50%, 02/15/2039	809,000	884,718
3.63%, 02/15/2044	35,405,900	39,243,829
4.50%, 02/15/2036	15,262,200	19,311,445
4.75%, 02/15/2037	7,863,000	10,233,875
5.25%, 02/15/2029	10,654,000	13,617,975
U.S. Treasury Note
0.50%, 07/31/2017	2,268,000	2,265,696
0.63%, 09/30/2017	5,085,000	5,077,850
1.00%, 09/15/2017 - 11/30/2019	11,187,500	11,119,727
1.13%, 06/30/2021	3,375,000	3,266,500
1.13%, 09/30/2021 (C)	1,150,000	1,109,256
1.25%, 11/30/2018	12,527,900	12,546,003
1.50%, 08/15/2026 (C)	485,000	446,068
1.63%, 03/31/2019 - 05/15/2026	30,670,800	30,044,231
1.75%, 05/15/2023	15,333,000	14,934,097
1.88%, 11/30/2021 (C)	6,429,000	6,411,674
2.00%, 02/15/2025	10,060,000	9,791,207
2.25%, 11/15/2024	5,812,900	5,777,249
2.50%, 08/15/2023 - 05/15/2024	15,590,100	15,842,388

		224,825,676

U.S. Treasury Inflation-Protected Securities - 2.4%
U.S. Treasury Inflation-Indexed Bond
1.75%, 01/15/2028	1,758,406	1,963,313
2.50%, 01/15/2029	7,511,221	9,059,682

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities (continued)
U.S. Treasury Inflation-Indexed Note 0.63%, 01/15/2024	$ 16,067,274	$ 16,349,592

		27,372,587

Total U.S. Government Obligations (Cost $257,148,412)		252,198,263

	Shares	Value
PREFERRED STOCKS - 0.3%
Banks - 0.1%
Citigroup Capital XIII 7.26% (B)	60,502	1,562,162

Capital Markets - 0.1%
State Street Corp. Series D, 5.90% (B)	23,039	596,019

Electric Utilities - 0.0% (E)
SCE Trust III Series H, 5.75% (B) (C)	7,998	203,709

Thrifts & Mortgage Finance - 0.1%
Federal Home Loan Mortgage Corp. Series Z, 8.38% (B) (H)	93,300	705,348
Federal National Mortgage Association
Series O, 0.00% (B) (H) (I)	1,300	17,901
Series S, 8.25% (B) (H)	81,175	649,400

		1,372,649

Total Preferred Stocks (Cost $4,586,142)		3,734,539

	Principal	Value
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 11.1%
Federal Home Loan Bank Discount Notes
0.34% (J), 01/09/2017	$ 3,900,000	3,899,754
0.36% (J), 01/13/2017 - 01/25/2017	68,000,000	67,984,602
0.46% (J), 02/10/2017	8,300,000	8,295,618
0.53% (J), 03/13/2017	46,675,000	46,628,465

Total Short-Term U.S. Government Agency Obligations (Cost $126,804,076)		126,808,439

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 2.0%
U.S. Treasury Bill
0.34% (J), 01/12/2017	11,700,000	$ 11,698,830
0.46% (J), 02/09/2017	10,611,000	10,606,119
0.48% (J), 02/09/2017	300,000	299,862

Total Short-Term U.S. Government Obligations (Cost $22,604,190)		22,604,811

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (J)	22,718,865	22,718,865

Total Securities Lending Collateral (Cost $22,718,865)		22,718,865

	Principal	Value
REPURCHASE AGREEMENT - 0.9%

State Street Bank & Trust Co.
0.03% (J), dated 12/30/2016, to be repurchased at $10,300,575 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $10,510,841.

	$ 10,300,540	$ 10,300,540

Total Repurchase Agreement (Cost $10,300,540)		10,300,540

Total Investments (Cost $1,318,036,156) (K)		1,308,200,256
Net Other Assets (Liabilities) - (14.3)%		(163,335,909)

Net Assets - 100.0%		$ 1,144,864,347

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$73,679,370	$—	$73,679,370
Corporate Debt Securities	—	453,034,817	—	453,034,817
Foreign Government Obligations	—	16,115,823	—	16,115,823
Mortgage-Backed Securities	—	132,739,131	—	132,739,131
Municipal Government Obligations	—	8,218,496	—	8,218,496
U.S. Government Agency Obligations	—	186,047,162	—	186,047,162
U.S. Government Obligations	—	252,198,263	—	252,198,263
Preferred Stocks	3,734,539	—	—	3,734,539
Short-Term U.S. Government Agency Obligations	—	126,808,439	—	126,808,439
Short-Term U.S. Government Obligations	—	22,604,811	—	22,604,811
Securities Lending Collateral	22,718,865	—	—	22,718,865
Repurchase Agreement	—	10,300,540	—	10,300,540

Total Investments	$26,453,404	$1,281,746,852	$—	$1,308,200,256

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the total value of 144A securities is $274,330,431, representing 24.0% of the Portfolio’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of December 31, 2016.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $22,253,813. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after December 31, 2016.
(G)	Cash in the amount of $557,000 has been segregated by the custodian as collateral for open TBA commitment transactions.
(H)	Non-income producing securities.
(I)	Percentage rounds to less than 0.01% or (0.01)%.
(J)	Rates disclosed reflect the yields at December 31, 2016.
(K)	Aggregate cost for federal income tax purposes is $1,318,198,885. Aggregate gross unrealized appreciation and depreciation for all securities is $12,053,461 and $22,052,090, respectively. Net unrealized depreciation for tax purposes is $9,998,629.
(L)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES - 91.5%
Aerospace & Defense - 1.2%
Bombardier, Inc.
6.00%, 10/15/2022 (A)	$ 4,387,000	$ 4,123,780
6.13%, 01/15/2023 (A)	930,000	886,662
7.50%, 03/15/2025 (A)	691,000	682,722
7.75%, 03/15/2020 (A)	1,812,000	1,907,130
Triumph Group, Inc. 5.25%, 06/01/2022	2,244,000	2,092,530

		9,692,824

Airlines - 2.4%
American Airlines Group, Inc.
4.63%, 03/01/2020 (A)	1,000,000	1,012,500
5.50%, 10/01/2019 (A)	2,874,000	2,967,405
American Airlines Pass-Through Trust
5.60%, 01/15/2022 (A)	1,971,469	2,045,399
6.13%, 07/15/2018 (A)	7,155,000	7,432,614
Continental Airlines Pass-Through Trust
6.13%, 04/29/2018	3,220,000	3,348,800
6.90%, 10/19/2023	1,057,356	1,106,628
United Airlines Pass-Through Trust 4.63%, 03/03/2024	696,255	711,921
United Continental Holdings, Inc. 6.38%, 06/01/2018	1,185,000	1,238,325
US Airways Pass-Through Trust 6.75%, 12/03/2022	304,366	330,998

		20,194,590

Auto Components - 0.2%
Goodyear Tire & Rubber Co. 5.00%, 05/31/2026	1,500,000	1,493,160

Automobiles - 0.2%
Fiat Chrysler Automobiles NV 5.25%, 04/15/2023	1,650,000	1,680,195

Banks - 3.5%
Bank of America Corp. 8.00% (B), 01/30/2018 (C)	3,947,000	4,055,543
Barclays PLC
6.63% (B), 09/15/2019 (C)	3,261,000	3,053,509
8.25% (B), 12/15/2018 (C)	2,063,000	2,146,188
BNP Paribas SA
6.75% (B), 03/14/2022 (A) (C)	1,375,000	1,356,094
7.63% (B), 03/30/2021 (A) (C)	768,000	810,317
CIT Group, Inc.
5.00%, 08/15/2022	385,000	401,363
5.25%, 03/15/2018	1,525,000	1,580,281
5.50%, 02/15/2019 (A)	2,290,000	2,415,950
Citigroup, Inc. 6.30% (B), 05/15/2024 (C)	4,525,000	4,486,537
JPMorgan Chase & Co. 7.90% (B), 04/30/2018 (C)	2,852,000	2,953,246
Lloyds Banking Group PLC 7.50% (B), 06/27/2024 (C)	2,925,000	3,012,750
Royal Bank of Scotland Group PLC 8.63% (B), 08/15/2021 (C)	1,260,000	1,285,200
Societe Generale SA 7.38% (B), 09/13/2021 (A) (C)	1,575,000	1,572,354

		29,129,332

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Beverages - 0.8%
Cott Beverages, Inc.
5.38%, 07/01/2022	$ 4,099,000	$ 4,170,732
6.75%, 01/01/2020	2,284,000	2,366,795

		6,537,527

Biotechnology - 0.2%
Concordia International Corp.
7.00%, 04/15/2023 (A)	1,159,000	365,085
9.00%, 04/01/2022 (A)	547,000	463,583
9.50%, 10/21/2022 (A)	1,656,000	587,880

		1,416,548

Building Products - 3.5%
Associated Materials LLC / AMH New Finance, Inc. 9.00%, 01/01/2024 (A)	9,732,000	9,732,000
Boise Cascade Co. 5.63%, 09/01/2024 (A)	1,540,000	1,528,450
Builders FirstSource, Inc.
5.63%, 09/01/2024 (A)	2,041,000	2,051,205
10.75%, 08/15/2023 (A)	3,824,000	4,388,040
Griffon Corp. 5.25%, 03/01/2022	5,275,000	5,344,894
Norbord, Inc. 6.25%, 04/15/2023 (A)	2,237,000	2,315,295
Ply Gem Industries, Inc. 6.50%, 02/01/2022	3,765,000	3,878,381

		29,238,265

Capital Markets - 1.4%
Credit Suisse Group AG
6.25% (B), 12/18/2024 (A) (C)	807,000	785,372
7.50% (B), 12/11/2023 (A) (C)	4,563,000	4,774,039
Deutsche Bank AG 7.50% (B), 04/30/2025 (C)	2,400,000	2,194,874
Goldman Sachs Capital II 4.00% (B), 01/30/2017 (C)	495,000	403,965
Morgan Stanley
5.45% (B), 07/15/2019 (C)	3,550,000	3,514,500
5.55% (B), 07/15/2020 (C)	320,000	323,600

		11,996,350

Chemicals - 1.2%
Hexion, Inc.
6.63%, 04/15/2020	6,738,000	5,963,130
10.00%, 04/15/2020	1,201,000	1,194,995
Tronox Finance LLC
6.38%, 08/15/2020	1,095,000	1,023,825
7.50%, 03/15/2022 (A)	2,217,000	2,067,352

		10,249,302

Commercial Services & Supplies - 0.6%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.25%, 03/15/2025 (A)	2,052,000	1,913,490
5.50%, 04/01/2023	2,056,000	2,020,020
United Rentals North America, Inc. 5.50%, 05/15/2027	825,000	818,812

		4,752,322

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction & Engineering - 1.8%
Abengoa Greenfield SA 6.50%, 10/01/2019 (A) (D) (E) (F)	$ 1,767,000	$ 79,515
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.88%, 02/15/2021 (A)	5,026,000	4,837,525
Brookfield Residential Properties, Inc.
6.38%, 05/15/2025 (A)	2,147,000	2,141,632
6.50%, 12/15/2020 (A)	1,441,000	1,473,423
K Hovnanian Enterprises, Inc.
7.25%, 10/15/2020 (A)	3,514,000	3,312,999
9.13%, 11/15/2020 (A)	3,951,000	3,160,800

		15,005,894

Consumer Finance - 3.5%
Ally Financial, Inc.
3.25%, 02/13/2018	872,000	876,360
5.50%, 02/15/2017	1,700,000	1,706,375
5.75%, 11/20/2025	1,366,000	1,362,585
8.00%, 03/15/2020	282,000	319,365
Altice Financing SA
6.63%, 02/15/2023 (A)	2,539,000	2,608,823
7.50%, 05/15/2026 (A)	1,770,000	1,840,800
Altice US Finance I Corp. 5.38%, 07/15/2023 (A)	980,000	1,016,750
Navient Corp.
5.50%, 01/15/2019, MTN	2,630,000	2,728,625
5.88%, 10/25/2024	2,126,000	2,019,700
OneMain Financial Holdings LLC
6.75%, 12/15/2019 (A)	1,847,000	1,925,498
7.25%, 12/15/2021 (A)	3,079,000	3,209,857
Springleaf Finance Corp.
6.00%, 06/01/2020	2,389,000	2,421,849
7.75%, 10/01/2021	2,723,000	2,872,765
8.25%, 12/15/2020	3,869,000	4,207,537

		29,116,889

Containers & Packaging - 2.2%
ARD Finance SA 7.13%, 09/15/2023 Cash Rate 7.125% (A) (G)	1,952,000	1,927,600
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
3.96% (B), 12/15/2019 (A)	3,970,000	4,029,550
7.25%, 05/15/2024 (A)	535,000	563,756
Ball Corp.
4.38%, 12/15/2020	958,000	1,001,110
5.25%, 07/01/2025	1,622,000	1,694,990
Coveris Holdings SA 7.88%, 11/01/2019 (A)	3,200,000	3,176,000
Owens-Brockway Glass Container, Inc.
5.88%, 08/15/2023 (A)	1,617,000	1,685,722
6.38%, 08/15/2025 (A)	539,000	568,645
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.13%, 07/15/2023 (A)	955,000	975,294
6.88%, 02/15/2021	2,393,564	2,462,978
7.00%, 07/15/2024 (A)	495,000	526,247

		18,611,892

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services - 1.5%
Glen Meadow Pass-Through Trust 6.51% (B), 02/12/2067 (A)	$ 6,723,000	$ 5,193,517
ILFC E-Capital Trust I 4.67% (B), 12/21/2065 (A)	4,780,000	4,194,450
ILFC E-Capital Trust II 4.92% (B), 12/21/2065 (A)	875,000	770,000
Jefferies Finance LLC / JFIN Co-Issuer Corp. 7.50%, 04/15/2021 (A)	2,441,000	2,416,590

		12,574,557

Diversified Telecommunication Services - 7.7%
CenturyLink, Inc.
6.45%, 06/15/2021	1,749,000	1,840,822
7.50%, 04/01/2024	666,000	699,300
7.60%, 09/15/2039	727,000	634,308
7.65%, 03/15/2042	12,550,000	10,981,250
Frontier Communications Corp.
6.88%, 01/15/2025	318,000	269,505
7.63%, 04/15/2024	4,566,000	4,086,570
9.00%, 08/15/2031	4,112,000	3,505,480
11.00%, 09/15/2025	247,000	255,028
Hughes Satellite Systems Corp.
5.25%, 08/01/2026 (A)	328,000	321,440
6.50%, 06/15/2019	440,000	478,500
6.63%, 08/01/2026 (A)	1,747,000	1,755,735
7.63%, 06/15/2021	7,166,000	7,864,685
Intelsat Jackson Holdings SA
7.25%, 04/01/2019	3,717,000	3,122,280
8.00%, 02/15/2024 (A)	525,000	539,438
SFR Group SA 7.38%, 05/01/2026 (A)	3,130,000	3,208,250
Sprint Capital Corp. 8.75%, 03/15/2032	1,090,000	1,199,000
UPCB Finance IV, Ltd. 5.38%, 01/15/2025 (A)	2,750,000	2,770,625
Virgin Media Finance PLC
5.75%, 01/15/2025 (A)	3,425,000	3,433,562
6.38%, 04/15/2023 (A)	1,820,000	1,890,525
Virgin Media Secured Finance PLC
5.25%, 01/15/2026 (A)	3,978,000	3,928,275
5.50%, 08/15/2026 (A)	675,000	673,312
Wind Acquisition Finance SA
4.75%, 07/15/2020 (A)	2,700,000	2,720,250
7.38%, 04/23/2021 (A)	4,935,000	5,132,400
Windstream Services LLC
6.38%, 08/01/2023	591,000	527,468
7.50%, 04/01/2023	851,000	819,087
7.75%, 10/01/2021	1,505,000	1,547,140

		64,204,235

Electric Utilities - 1.2%
Elwood Energy LLC 8.16%, 07/05/2026	2,562,191	2,869,654
Homer City Generation, LP 8.73%, 10/01/2026 (D) (F)	7,089,700	3,048,571
Red Oak Power LLC 9.20%, 11/30/2029	2,375,000	2,467,031

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Terraform Global Operating LLC 9.75%, 08/15/2022 (A)	$ 1,712,000	$ 1,827,560

		10,212,816

Electronic Equipment, Instruments & Components - 0.5%
Belden, Inc. 5.50%, 09/01/2022 (A)	2,514,000	2,589,420
Sanmina Corp. 4.38%, 06/01/2019 (A)	1,835,000	1,885,463

		4,474,883

Energy Equipment & Services - 3.2%
CSI Compressco, LP / CSI Compressco Finance, Inc. 7.25%, 08/15/2022	2,823,000	2,667,735
Genesis Energy, LP / Genesis Energy Finance Corp. 6.75%, 08/01/2022	3,390,000	3,522,210
Noble Holding International, Ltd.
6.05%, 03/01/2041	1,491,000	1,028,790
8.20%, 04/01/2045	1,275,000	1,061,438
NuStar Logistics, LP
4.80%, 09/01/2020	3,924,000	3,933,810
6.75%, 02/01/2021	42,000	45,360
8.15%, 04/15/2018	2,000,000	2,135,000
Rowan Cos., Inc.
4.88%, 06/01/2022	2,296,000	2,169,720
7.38%, 06/15/2025	260,000	265,200
Sabine Pass Liquefaction LLC
5.63%, 02/01/2021 - 03/01/2025	3,540,000	3,787,800
5.88%, 06/30/2026 (A)	2,697,000	2,906,017
Weatherford International LLC 6.80%, 06/15/2037	2,144,000	1,758,080
Weatherford International, Ltd. 6.75%, 09/15/2040	1,875,000	1,500,000

		26,781,160

Equity Real Estate Investment Trusts - 1.4%
CBL & Associates, LP
5.25%, 12/01/2023	3,139,000	3,086,510
5.95%, 12/15/2026	1,114,000	1,121,359
Communications Sales & Leasing, Inc. / CSL Capital LLC
7.13%, 12/15/2024 (A)	871,000	879,710
8.25%, 10/15/2023	2,808,000	2,976,480
Iron Mountain US Holdings, Inc. 5.38%, 06/01/2026 (A)	1,436,000	1,389,330
Iron Mountain, Inc. 4.38%, 06/01/2021 (A)	875,000	894,687
Starwood Property Trust, Inc. 5.00%, 12/15/2021 (A)	698,000	707,353
VEREIT Operating Partnership, LP 4.13%, 06/01/2021	940,000	954,100

		12,009,529

Food & Staples Retailing - 1.0%
Albertsons Cos. LLC / Safeway, Inc.
5.75%, 03/15/2025 (A)	1,405,000	1,390,950
6.63%, 06/15/2024 (A)	2,175,000	2,267,437

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food & Staples Retailing (continued)
Rite Aid Corp.
6.13%, 04/01/2023 (A)	$ 1,764,000	$ 1,896,300
6.75%, 06/15/2021	2,253,000	2,365,650

		7,920,337

Food Products - 1.3%
JBS USA LUX SA / JBS USA Finance, Inc.
5.75%, 06/15/2025 (A)	3,159,000	3,198,488
7.25%, 06/01/2021 (A)	2,140,000	2,214,921
Pilgrim’s Pride Corp. 5.75%, 03/15/2025 (A)	1,009,000	1,006,478
Post Holdings, Inc.
6.75%, 12/01/2021 (A)	3,845,000	4,104,537
8.00%, 07/15/2025 (A)	458,000	512,960

		11,037,384

Gas Utilities - 0.3%
Ferrellgas, LP / Ferrellgas Finance Corp. 6.75%, 06/15/2023	2,516,000	2,471,970

Health Care Equipment & Supplies - 1.8%
DJO Finco, Inc. / DJO Finance LLC 8.13%, 06/15/2021 (A)	3,868,000	3,355,490
Hologic, Inc. 5.25%, 07/15/2022 (A)	2,139,000	2,251,298
Mallinckrodt International Finance SA 4.75%, 04/15/2023	3,250,000	2,827,500
Mallinckrodt International Finance SA / Mallinckrodt CB LLC 5.75%, 08/01/2022 (A)	3,982,000	3,832,675
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA 6.63%, 05/15/2022 (A)	3,419,000	3,034,362

		15,301,325

Health Care Providers & Services - 5.7%
CHS / Community Health Systems, Inc.
5.13%, 08/01/2021	436,000	404,390
6.88%, 02/01/2022	9,416,000	6,544,120
7.13%, 07/15/2020	2,295,000	1,744,888
8.00%, 11/15/2019	2,104,000	1,746,320
DaVita, Inc.
5.13%, 07/15/2024	982,000	979,545
5.75%, 08/15/2022	2,229,000	2,329,305
HCA Holdings, Inc. 6.25%, 02/15/2021	8,043,000	8,656,279
HCA, Inc.
5.88%, 02/15/2026	1,927,000	1,984,810
7.50%, 02/15/2022	3,410,000	3,870,350
HealthSouth Corp. 5.75%, 11/01/2024 - 09/15/2025	3,818,000	3,843,360
LifePoint Health, Inc. 5.50%, 12/01/2021	3,940,000	4,097,600
Tenet Healthcare Corp.
4.38%, 10/01/2021	1,200,000	1,189,500
5.00%, 03/01/2019	745,000	726,375
6.00%, 10/01/2020	1,410,000	1,476,975
6.75%, 06/15/2023	1,034,000	912,505
8.13%, 04/01/2022	5,672,000	5,351,532

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Universal Health Services, Inc. 4.75%, 08/01/2022 (A)	$ 1,494,000	$ 1,512,675

		47,370,529

Hotels, Restaurants & Leisure - 5.3%
Boyd Gaming Corp.
6.38%, 04/01/2026 (A)	445,000	479,265
6.88%, 05/15/2023	3,145,000	3,380,875
FelCor Lodging, LP 5.63%, 03/01/2023	2,680,000	2,733,600
International Game Technology PLC 6.50%, 02/15/2025 (A)	6,968,000	7,473,180
Lions Gate Entertainment Corp. 5.88%, 11/01/2024 (A)	263,000	266,945
MGM Resorts International
6.00%, 03/15/2023	1,232,000	1,330,560
6.63%, 12/15/2021	3,185,000	3,559,237
7.75%, 03/15/2022	3,385,000	3,892,750
NCL Corp., Ltd.
4.63%, 11/15/2020 (A)	2,630,000	2,676,025
4.75%, 12/15/2021 (A)	1,712,000	1,710,939
Rivers Pittsburgh Borrower, LP / Rivers Pittsburgh Finance Corp. 6.13%, 08/15/2021 (A)	1,831,000	1,872,198
Scientific Games International, Inc.
7.00%, 01/01/2022 (A)	683,000	732,518
10.00%, 12/01/2022	7,477,000	7,439,615
Viking Cruises, Ltd.
6.25%, 05/15/2025 (A)	1,424,000	1,324,320
8.50%, 10/15/2022 (A)	5,205,000	5,400,187
Waterford Gaming LLC / Waterford Gaming Financial Corp. 8.63%, 09/15/2049 (A) (D) (E) (F) (H) (I)	1,066,313	—	(J)

		44,272,214

Household Durables - 2.4%
Beazer Homes USA, Inc.
7.25%, 02/01/2023	925,000	938,875
7.50%, 09/15/2021	1,824,000	1,869,600
8.75%, 03/15/2022 (A)	925,000	999,000
KB Home
7.00%, 12/15/2021	963,000	1,015,965
7.63%, 05/15/2023	2,998,000	3,140,405
8.00%, 03/15/2020	910,000	1,001,000
9.10%, 09/15/2017	1,158,000	1,213,005
Meritage Homes Corp. 4.50%, 03/01/2018	6,072,000	6,163,080
Tempur Sealy International, Inc.
5.50%, 06/15/2026	1,300,000	1,306,500
5.63%, 10/15/2023	2,136,000	2,205,420

		19,852,850

Household Products - 0.3%
Kronos Acquisition Holdings, Inc. 9.00%, 08/15/2023 (A)	3,482,000	3,473,295

Independent Power & Renewable Electricity Producers - 2.3%
Calpine Corp.
5.25%, 06/01/2026 (A)	1,727,000	1,701,095
5.38%, 01/15/2023	370,000	361,675

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Independent Power & Renewable Electricity Producers (continued)
Calpine Corp. (continued)
5.75%, 01/15/2025	$ 1,733,000	$ 1,672,345
6.00%, 01/15/2022 (A)	3,132,000	3,272,940
Dynegy, Inc.
6.75%, 11/01/2019	857,000	871,998
7.63%, 11/01/2024	2,525,000	2,329,312
8.00%, 01/15/2025 (A)	1,799,000	1,686,562
NRG Energy, Inc.
6.63%, 01/15/2027 (A)	1,431,000	1,352,295
7.25%, 05/15/2026 (A)	4,472,000	4,449,640
7.88%, 05/15/2021	1,457,000	1,518,923

		19,216,785

Insurance - 1.3%
Genworth Holdings, Inc.
4.90%, 08/15/2023	577,000	476,025
7.20%, 02/15/2021	117,000	106,811
7.63%, 09/24/2021	3,603,000	3,323,767
Lincoln National Corp. 3.26% (B), 05/17/2066	8,111,000	6,569,910

		10,476,513

IT Services - 1.1%
First Data Corp.
5.00%, 01/15/2024 (A)	1,072,000	1,077,703
5.75%, 01/15/2024 (A)	2,320,000	2,393,962
6.75%, 11/01/2020 (A)	4,468,000	4,635,550
7.00%, 12/01/2023 (A)	986,000	1,050,090

		9,157,305

Machinery - 1.5%
CNH Industrial Capital LLC 3.88%, 07/16/2018 - 10/15/2021	2,910,000	2,898,788
Cortes NP Acquisition Corp. 9.25%, 10/15/2024 (A)	1,569,000	1,663,140
Meritor, Inc.
6.25%, 02/15/2024	1,852,000	1,814,960
6.75%, 06/15/2021	910,000	930,475
Novelis Corp.
5.88%, 09/30/2026 (A)	885,000	893,850
6.25%, 08/15/2024 (A)	450,000	477,000
Wise Metals Group LLC / Wise Alloys Finance Corp. 8.75%, 12/15/2018 (A)	1,616,000	1,680,640
Xerium Technologies, Inc. 9.50%, 08/15/2021 (A)	1,755,000	1,750,612

		12,109,465

Media - 7.6%
Adelphia Communications Corp.
9.25%, 10/01/2049 (E) (H) (I) (K) (L)	1,305,000	6,525
10.25%, 06/15/2049 - 11/01/2049 (E) (H) (I) (K) (L)	1,460,000	7,300
Cablevision Systems Corp.
5.88%, 09/15/2022	526,000	512,850
7.75%, 04/15/2018	3,805,000	4,014,275
8.00%, 04/15/2020	2,379,000	2,610,953
CBS Radio, Inc. 7.25%, 11/01/2024 (A)	25,000	26,250

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
CCO Holdings LLC / CCO Holdings Capital Corp.
5.25%, 09/30/2022	$ 885,000	$ 915,975
5.50%, 05/01/2026 (A)	419,000	427,380
5.75%, 02/15/2026 (A)	1,750,000	1,811,250
Cequel Communications Holdings I LLC / Cequel Capital Corp.
6.38%, 09/15/2020 (A)	1,400,000	1,442,000
7.75%, 07/15/2025 (A)	500,000	550,000
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/2022	4,549,000	4,588,398
7.63%, 03/15/2020	8,816,000	8,795,288
CSC Holdings LLC
6.63%, 10/15/2025 (A)	752,000	821,560
10.13%, 01/15/2023 (A)	1,952,000	2,254,560
10.88%, 10/15/2025 (A)	950,000	1,130,500
DISH DBS Corp.
5.00%, 03/15/2023	750,000	746,250
5.88%, 11/15/2024	678,000	697,662
6.75%, 06/01/2021	3,215,000	3,488,275
7.75%, 07/01/2026	3,335,000	3,760,212
7.88%, 09/01/2019	3,253,000	3,610,830
iHeartCommunications, Inc.
9.00%, 03/01/2021	250,000	185,000
10.63%, 03/15/2023	1,748,000	1,319,740
Regal Entertainment Group 5.75%, 06/15/2023 - 02/01/2025	2,238,000	2,273,619
Unitymedia GmbH 6.13%, 01/15/2025 (A)	1,906,000	1,958,415
Univision Communications, Inc.
5.13%, 02/15/2025 (A)	898,000	858,713
6.75%, 09/15/2022 (A)	9,356,000	9,823,800
Ziggo Secured Finance BV 5.50%, 01/15/2027 (A)	4,574,000	4,458,735

		63,096,315

Metals & Mining - 2.3%
ArcelorMittal 8.00%, 10/15/2039	3,333,000	3,657,434
Constellium NV
5.75%, 05/15/2024 (A)	2,421,000	2,263,635
7.88%, 04/01/2021 (A)	646,000	694,450
8.00%, 01/15/2023 (A)	1,868,000	1,942,720
FMG Resources Pty, Ltd. 9.75%, 03/01/2022 (A)	856,000	993,020
Freeport-McMoRan, Inc.
5.45%, 03/15/2043	2,750,000	2,275,680
6.50%, 11/15/2020 (A)	766,000	787,065
6.75%, 02/01/2022 (A)	1,284,000	1,319,310
6.88%, 02/15/2023 (A)	1,279,000	1,342,950
Teck Resources, Ltd.
3.75%, 02/01/2023	691,000	652,995
6.00%, 08/15/2040	2,384,000	2,264,800
8.00%, 06/01/2021 (A)	415,000	456,500
8.50%, 06/01/2024 (A)	415,000	478,288

		19,128,847

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Multiline Retail - 0.1%
Dollar Tree, Inc. 5.75%, 03/01/2023	$ 1,117,000	$ 1,182,702

Oil, Gas & Consumable Fuels - 7.3%
Alta Mesa Holdings, LP / Alta Mesa Finance Services Corp. 7.88%, 12/15/2024 (A)	2,062,000	2,134,170
Antero Resources Corp. 5.38%, 11/01/2021	861,000	880,373
Callon Petroleum Co. 6.13%, 10/01/2024 (A)	1,589,000	1,636,670
Carrizo Oil & Gas, Inc. 7.50%, 09/15/2020	1,749,000	1,810,215
Cheniere Corpus Christi Holdings LLC 5.88%, 03/31/2025 (A)	1,570,000	1,601,887
Chesapeake Energy Corp. 8.00%, 12/15/2022 (A)	3,216,000	3,469,260
CITGO Holding, Inc. 10.75%, 02/15/2020 (A)	4,269,000	4,578,502
CITGO Petroleum Corp. 6.25%, 08/15/2022 (A)	1,988,000	2,067,520
Concho Resources, Inc. 5.50%, 04/01/2023	2,076,000	2,151,359
Continental Resources, Inc.
4.50%, 04/15/2023	1,220,000	1,195,600
5.00%, 09/15/2022	1,694,000	1,709,907
Diamondback Energy, Inc. 4.75%, 11/01/2024 (A)	750,000	735,000
EnLink Midstream Partners, LP
4.15%, 06/01/2025	908,000	881,363
5.05%, 04/01/2045	2,391,000	2,167,566
EP Energy LLC / Everest Acquisition Finance, Inc. 8.00%, 11/29/2024 (A)	619,000	665,239
Gulfport Energy Corp.
6.00%, 10/15/2024 (A)	616,000	626,780
6.38%, 05/15/2025 (A)	1,797,000	1,819,822
Kinder Morgan, Inc. 8.05%, 10/15/2030, MTN	2,000,000	2,383,806
Oasis Petroleum, Inc. 6.50%, 11/01/2021	365,000	371,844
ONEOK, Inc. 7.50%, 09/01/2023	2,181,000	2,508,150
Parsley Energy LLC / Parsley Finance Corp. 5.38%, 01/15/2025 (A)	968,000	971,291
PDC Energy, Inc. 6.13%, 09/15/2024 (A)	2,521,000	2,577,722
Rose Rock Midstream, LP / Rose Rock Finance Corp. 5.63%, 11/15/2023	1,495,000	1,457,625
SM Energy Co.
6.13%, 11/15/2022	3,265,000	3,305,812
6.75%, 09/15/2026	338,000	348,140
Sunoco, LP / Sunoco Finance Corp.
5.50%, 08/01/2020	2,088,000	2,129,760
6.25%, 04/15/2021	1,419,000	1,445,606
6.38%, 04/01/2023	2,760,000	2,794,500

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Targa Resources Partners, LP / Targa Resources Partners Finance Corp.
5.00%, 01/15/2018	$ 1,545,000	$ 1,572,038
5.13%, 02/01/2025 (A)	1,205,000	1,195,963
6.75%, 03/15/2024	1,685,000	1,807,162
Tesoro Logistics, LP / Tesoro Logistics Finance Corp. 6.38%, 05/01/2024	1,115,000	1,193,050
Whiting Petroleum Corp. 5.75%, 03/15/2021	2,162,000	2,153,006
WPX Energy, Inc. 8.25%, 08/01/2023	2,100,000	2,346,750

		60,693,458

Personal Products - 0.6%
Revlon Consumer Products Corp. 5.75%, 02/15/2021	4,540,000	4,562,700

Pharmaceuticals - 1.4%
Endo, Ltd. / Endo Finance LLC 6.00%, 07/15/2023 (A)	3,180,000	2,786,475
Valeant Pharmaceuticals International, Inc.
5.63%, 12/01/2021 (A)	1,150,000	891,250
5.88%, 05/15/2023 (A)	3,461,000	2,613,055
6.38%, 10/15/2020 (A)	5,367,000	4,610,575
7.50%, 07/15/2021 (A)	830,000	703,425

		11,604,780

Professional Services - 0.5%
Ceridian HCM Holding, Inc. 11.00%, 03/15/2021 (A)	3,599,000	3,697,973

Road & Rail - 0.2%
Hertz Corp.
5.50%, 10/15/2024 (A)	829,000	724,339
7.38%, 01/15/2021	792,000	793,980

		1,518,319

Semiconductors & Semiconductor Equipment - 0.1%
Micron Technology, Inc. 7.50%, 09/15/2023 (A)	469,000	519,418

Software - 0.7%
Infor US, Inc.
5.75%, 08/15/2020 (A)	776,000	812,860
6.50%, 05/15/2022	3,253,000	3,391,252
Sophia, LP / Sophia Finance, Inc. 9.00%, 09/30/2023 (A)	1,360,000	1,445,000

		5,649,112

Specialty Retail - 1.2%
Claire’s Stores, Inc. 9.00%, 03/15/2019 (A)	5,226,000	2,639,130
L Brands, Inc.
6.75%, 07/01/2036	2,345,000	2,374,312
6.88%, 11/01/2035	2,176,000	2,219,520
Men’s Wearhouse, Inc. 7.00%, 07/01/2022	2,494,000	2,444,120

		9,677,082

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals - 2.6%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.
5.45%, 06/15/2023 (A)	$ 1,603,000	$ 1,700,365
5.88%, 06/15/2021 (A)	754,000	802,201
7.13%, 06/15/2024 (A)	754,000	837,074
8.35%, 07/15/2046 (A)	1,152,000	1,418,444
Diebold Nixdorf, Inc. 8.50%, 04/15/2024	2,933,000	3,130,977
Riverbed Technology, Inc. 8.88%, 03/01/2023 (A)	2,704,000	2,852,720
Seagate HDD Cayman
4.75%, 06/01/2023 - 01/01/2025	3,974,000	3,898,745
4.88%, 06/01/2027	2,262,000	2,038,598
Western Digital Corp.
7.38%, 04/01/2023 (A)	1,785,000	1,963,500
10.50%, 04/01/2024 (A)	2,357,000	2,787,152

		21,429,776

Textiles, Apparel & Luxury Goods - 0.5%
Levi Strauss & Co. 6.88%, 05/01/2022	3,931,000	4,117,723

Trading Companies & Distributors - 0.6%
United Rentals North America, Inc.
5.50%, 07/15/2025	4,110,000	4,192,200
7.63%, 04/15/2022	784,000	825,160

		5,017,360

Wireless Telecommunication Services - 3.2%
Sprint Communications, Inc.
9.00%, 11/15/2018 (A)	9,281,000	10,232,302
9.13%, 03/01/2017	995,000	1,006,194
Sprint Corp.
7.25%, 09/15/2021	1,570,000	1,668,125
7.88%, 09/15/2023	6,939,000	7,407,383
T-Mobile USA, Inc.
6.63%, 04/28/2021	1,360,000	1,419,500
6.73%, 04/28/2022	4,671,000	4,881,195

		26,614,699

Total Corporate Debt Securities (Cost $763,499,602)		760,542,506

LOAN ASSIGNMENTS - 1.3%
Containers & Packaging - 0.1%
Anchor Glass Container Corp. 1st Lien Term Loan, 4.25% (B), 12/07/2023	1,120,000	1,128,400

Household Products - 0.2%
KIK Custom Products, Inc. Term Loan B, 6.00% (B), 08/26/2022	1,290,201	1,299,877

IT Services - 0.1%
First Data Corp. Term Loan, 3.76% (B), 03/24/2021	893,837	902,217

Machinery - 0.2%
Cortes NP Acquisition Corp. Term Loan B, 6.00% (B), 11/30/2023	1,925,000	1,937,834

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
LOAN ASSIGNMENTS (continued)
Marine - 0.2%
Commercial Barge Line Co. 1st Lien Term Loan, 9.75% (B), 11/12/2020	$ 1,949,063	$ 1,832,119

Software - 0.5%
BMC Software Finance, Inc. Term Loan, 5.00% (B), 09/10/2020	2,529,714	2,520,580
Kronos, Inc. 2nd Lien Term Loan, 9.25% (B), 11/01/2024	1,280,000	1,316,600

		3,837,180

Total Loan Assignments (Cost $10,570,372)		10,937,627

	Shares	Value
COMMON STOCKS - 0.4%
Building Products - 0.4%
Associated Materials Group, Inc. (E) (F) (H) (I)	3,244,000	3,114,240

Media - 0.0% (M)
New Cotai LLC / New Cotai Capital Corp., Class B (E) (F) (H) (I)	6	185,250

Total Common Stocks (Cost $3,299,490)		3,299,490

PREFERRED STOCK - 1.1%
Banks - 1.1%
GMAC Capital Trust I Series 2, 6.69% (B)	371,800	9,443,720

Total Preferred Stock (Cost $9,414,190)		9,443,720

	Shares	Value
WARRANT - 0.0%
Food Products - 0.0%
American Seafoods Group LLC (E) (F) (H) (I)
Exercise Price $0.01 Expiration Date 05/15/2018	1,265	$ —	(J)

Total Warrant (Cost $—)		—	(J)

	Principal	Value
REPURCHASE AGREEMENT - 4.1%
State Street Bank & Trust Co. 0.03% (N), dated 12/30/2016, to be repurchased at $34,258,239 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $34,943,980.	$ 34,258,125	34,258,125

Total Repurchase Agreement (Cost $34,258,125)		34,258,125

Total Investments (Cost $821,041,779) (O)		818,481,468
Net Other Assets (Liabilities) - 1.6%		12,901,888

Net Assets - 100.0%		$ 831,383,356

SECURITY VALUATION:

Valuation Inputs (P)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (Q)		Value
ASSETS
Investments
Corporate Debt Securities	$—	$760,528,681	$13,825		$760,542,506
Loan Assignments	—	10,937,627	—		10,937,627
Common Stocks	—	—	3,299,490		3,299,490
Preferred Stock	9,443,720	—	—		9,443,720
Warrant	—	—	—	(J)	—	(J)
Repurchase Agreement	—	34,258,125	—		34,258,125

Total Investments	$9,443,720	$805,724,433	$3,313,315		$818,481,468

Transfers (P)

Investments	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Corporate Debt Securities (L)	$—	$—	$13,825	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the total value of 144A securities is $338,302,770, representing 40.7% of the Portfolio’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of December 31, 2016.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	Securities in default.
(E)	Illiquid securities. At December 31, 2016, total value of illiquid securities is $3,392,830, representing 0.4% of the Portfolio’s net assets.
(F)	Non-income producing securities.
(G)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(H)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2016, total value of securities is $3,313,315, representing 0.4% of the Portfolio’s net assets.
(I)	Securities are Level 3 of the fair value hierarchy.
(J)	Securities deemed worthless.
(K)	Escrow positions. Positions represents remaining escrow balances expected to be received upon finalization of restructuring.
(L)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs, as of prior reporting period the security utilized significant observable inputs.
(M)	Percentage rounds to less than 0.1% or (0.1)%.
(N)	Rate disclosed reflects the yield at December 31, 2016.
(O)	Aggregate cost for federal income tax purposes is $821,172,929. Aggregate gross unrealized appreciation and depreciation for all securities is $26,776,669 and $29,468,130, respectively. Net unrealized depreciation for tax purposes is $2,691,461.
(P)	The Portfolio recognizes transfers between Levels at the end of the reporting year. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(Q)	Level 3 securities were not considered significant to the Portfolio.

PORTFOLIO ABBREVIATION:

MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 59.5%
Aerospace & Defense - 0.9%
General Dynamics Corp.	2,869	$ 495,361
L3 Technologies, Inc.	1,083	164,735
Northrop Grumman Corp.	1,197	278,398
Textron, Inc.	1,107	53,756
United Technologies Corp.	3,588	393,317

		1,385,567

Air Freight & Logistics - 0.1%
United Parcel Service, Inc., Class B	781	89,534

Airlines - 0.5%
Delta Air Lines, Inc.	5,505	270,791
United Continental Holdings, Inc. (A)	6,099	444,495

		715,286

Auto Components - 0.2%
Delphi Automotive PLC, Class A	3,723	250,744
Lear Corp.	691	91,468

		342,212

Automobiles - 0.3%
Ford Motor Co.	4,178	50,679
General Motors Co.	11,550	402,402

		453,081

Banks - 3.7%
Bank of America Corp.	70,047	1,548,039
BB&T Corp.	2,590	121,782
Citigroup, Inc.	24,709	1,468,456
Huntington Bancshares, Inc., Class A	3,590	47,460
KeyCorp	19,976	364,961
Regions Financial Corp.	8,482	121,802
SunTrust Banks, Inc.	830	45,525
SVB Financial Group (A)	685	117,587
Wells Fargo & Co.	30,484	1,679,973
Zions Bancorporation	1,668	71,791

		5,587,376

Beverages - 1.9%
Coca-Cola Co.	11,842	490,969
Constellation Brands, Inc., Class A	3,245	497,491
Dr Pepper Snapple Group, Inc.	848	76,888
Molson Coors Brewing Co., Class B	5,692	553,889
PepsiCo, Inc.	12,139	1,270,104

		2,889,341

Biotechnology - 1.7%
Alexion Pharmaceuticals, Inc. (A)	1,005	122,962
Biogen, Inc. (A)	2,302	652,801
BioMarin Pharmaceutical, Inc. (A)	459	38,024
Celgene Corp. (A)	6,145	711,284
Gilead Sciences, Inc.	10,603	759,281
Vertex Pharmaceuticals, Inc. (A)	3,032	223,367

		2,507,719

Building Products - 0.4%
Allegion PLC	3,139	200,896
Johnson Controls International PLC	2,014	82,957
Masco Corp.	7,472	236,264

		520,117

Capital Markets - 2.2%
Ameriprise Financial, Inc.	750	83,205
Bank of New York Mellon Corp.	8,951	424,098

	Shares	Value
COMMON STOCKS (continued)
Capital Markets (continued)
BlackRock, Inc., Class A	825	$ 313,946
Charles Schwab Corp.	18,581	733,392
Goldman Sachs Group, Inc.	296	70,877
Intercontinental Exchange, Inc.	6,498	366,617
Morgan Stanley	20,851	880,955
State Street Corp.	4,388	341,035

		3,214,125

Chemicals - 1.2%
Dow Chemical Co.	5,219	298,631
E.I. du Pont de Nemours & Co.	9,135	670,509
Eastman Chemical Co.	6,407	481,871
Monsanto Co.	590	62,074
Mosaic Co.	11,921	349,643

		1,862,728

Communications Equipment - 0.2%
Cisco Systems, Inc.	10,911	329,730

Construction & Engineering - 0.1%
Fluor Corp.	3,036	159,451

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	538	119,183

Consumer Finance - 0.6%
Capital One Financial Corp.	5,685	495,959
Discover Financial Services	5,751	414,590

		910,549

Containers & Packaging - 0.3%
Crown Holdings, Inc. (A)	3,385	177,950
Sealed Air Corp., Class A	2,885	130,806
WestRock Co.	3,473	176,324

		485,080

Diversified Financial Services - 0.9%
Berkshire Hathaway, Inc., Class B (A)	8,080	1,316,878
Voya Financial, Inc.	122	4,785

		1,321,663

Diversified Telecommunication Services - 1.0%
AT&T, Inc.	23,674	1,006,855
CenturyLink, Inc.	2,407	57,239
Verizon Communications, Inc.	8,892	474,655

		1,538,749

Electric Utilities - 1.4%
Edison International	5,996	431,652
FirstEnergy Corp.	1,970	61,011
NextEra Energy, Inc.	5,713	682,475
PG&E Corp.	8,227	499,955
Pinnacle West Capital Corp.	2,020	157,621
Xcel Energy, Inc.	7,736	314,855

		2,147,569

Electrical Equipment - 0.3%
Eaton Corp. PLC	7,472	501,296

Electronic Equipment, Instruments & Components - 0.4%
TE Connectivity, Ltd.	7,982	552,993

Energy Equipment & Services - 0.6%
Halliburton Co.	3,621	195,860
Schlumberger, Ltd.	7,500	629,625

		825,485

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts - 1.5%
American Tower Corp., Class A	382	$ 40,370
AvalonBay Communities, Inc.	2,099	371,838
Brixmor Property Group, Inc.	2,069	50,525
Camden Property Trust	330	27,743
Equinix, Inc.	614	219,450
Essex Property Trust, Inc.	370	86,025
HCP, Inc.	4,690	139,387
Kimco Realty Corp.	7,028	176,824
Liberty Property Trust, Series C	2,341	92,470
Macerich Co., Class A	269	19,056
Prologis, Inc., Class A	4,555	240,458
Public Storage	386	86,271
Regency Centers Corp.	989	68,192
Simon Property Group, Inc.	1,606	285,338
SL Green Realty Corp.	1,188	127,769
Spirit Realty Capital, Inc.	3,661	39,758
STORE Capital Corp.	3,794	93,750

		2,165,224

Food & Staples Retailing - 1.0%
Costco Wholesale Corp.	3,383	541,652
Kroger Co.	10,955	378,057
Wal-Mart Stores, Inc.	1,149	79,419
Walgreens Boots Alliance, Inc.	6,763	559,706

		1,558,834

Food Products - 0.7%
Archer-Daniels-Midland Co.	1,605	73,268
J.M. Smucker, Co.	286	36,625
Kraft Heinz Co.	2,496	217,951
Mondelez International, Inc., Class A	16,315	723,244

		1,051,088

Health Care Equipment & Supplies - 1.0%
Abbott Laboratories	16,100	618,401
Becton Dickinson and Co.	512	84,762
Boston Scientific Corp. (A)	24,781	536,013
Cooper Cos., Inc.	243	42,508
Danaher Corp.	1,873	145,794
Zimmer Biomet Holdings, Inc., Class A	734	75,749

		1,503,227

Health Care Providers & Services - 1.7%
Aetna, Inc.	4,341	538,328
Cigna Corp.	1,166	155,533
HCA Holdings, Inc. (A)	598	44,264
Humana, Inc., Class A	1,763	359,705
Laboratory Corp. of America Holdings (A)	440	56,487
McKesson Corp.	988	138,765
Quest Diagnostics, Inc.	816	74,990
UnitedHealth Group, Inc.	7,708	1,233,588

		2,601,660

Hotels, Restaurants & Leisure - 0.7%
Royal Caribbean Cruises, Ltd., Class A	3,420	280,577
Starbucks Corp.	10,658	591,732
Yum! Brands, Inc.	2,654	168,078

		1,040,387

Household Durables - 0.2%
D.R. Horton, Inc.	4,641	126,838
Newell Brands, Inc.	1,015	45,320

	Shares	Value
COMMON STOCKS (continued)
Household Durables (continued)
PulteGroup, Inc.	6,992	$ 128,513
Toll Brothers, Inc. (A)	1,500	46,500

		347,171

Household Products - 1.0%
Kimberly-Clark Corp.	5,410	617,389
Procter & Gamble Co.	10,522	884,690

		1,502,079

Industrial Conglomerates - 1.6%
General Electric Co.	44,897	1,418,745
Honeywell International, Inc.	8,572	993,066

		2,411,811

Insurance - 1.6%
American International Group, Inc.	5,126	334,779
Arthur J. Gallagher & Co.	5,523	286,975
Chubb, Ltd.	4,245	560,849
Everest RE Group, Ltd.	693	149,965
Hartford Financial Services Group, Inc.	1,860	88,629
MetLife, Inc.	16,178	871,833
XL Group, Ltd.	4,042	150,605

		2,443,635

Internet & Direct Marketing Retail - 1.0%
Amazon.com, Inc. (A)	1,993	1,494,491

Internet Software & Services - 2.9%
Alphabet, Inc., Class A (A)	1,676	1,328,146
Alphabet, Inc., Class C (A)	1,691	1,305,148
Facebook, Inc., Class A (A)	14,304	1,645,675

		4,278,969

IT Services - 2.2%
Accenture PLC, Class A	10,035	1,175,400
Cognizant Technology Solutions Corp., Class A (A)	2,206	123,602
Fidelity National Information Services, Inc.	5,636	426,307
International Business Machines Corp.	850	141,091
MasterCard, Inc., Class A	1,260	130,095
PayPal Holdings, Inc. (A)	5,212	205,718
Vantiv, Inc., Class A (A)	1,173	69,934
Visa, Inc., Class A	10,373	809,301
WEX, Inc. (A)	1,633	182,243

		3,263,691

Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc.	3,389	154,403
Illumina, Inc. (A)	1,429	182,969
Thermo Fisher Scientific, Inc.	1,756	247,772

		585,144

Machinery - 1.2%
Cummins, Inc.	1,443	197,215
Deere & Co.	810	83,462
Fortive Corp.	682	36,576
Ingersoll-Rand PLC	2,447	183,623
PACCAR, Inc.	6,796	434,264
Parker-Hannifin Corp.	639	89,460
Pentair PLC	810	45,417
Snap-on, Inc.	1,645	281,739
Stanley Black & Decker, Inc.	3,970	455,319

		1,807,075

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Media - 2.7%
CBS Corp., Class B	780	$ 49,624
Charter Communications, Inc., Class A (A)	2,634	758,381
Comcast Corp., Class A	15,551	1,073,796
DISH Network Corp., Class A (A)	3,768	218,280
Sirius XM Holdings, Inc. (B)	20,709	92,155
Time Warner, Inc.	5,759	555,916
Twenty-First Century Fox, Inc., Class A	32,794	919,544
Walt Disney Co.	3,362	350,388

		4,018,084

Metals & Mining - 0.1%
Newmont Mining Corp.	2,233	76,078
U.S. Steel Corp.	768	25,352

		101,430

Multi-Utilities - 0.4%
Ameren Corp.	6,860	359,876
CMS Energy Corp.	6,891	286,803

		646,679

Multiline Retail - 0.2%
Dollar General Corp.	3,717	275,318

Oil, Gas & Consumable Fuels - 3.9%
Anadarko Petroleum Corp., Class A	5,790	403,737
Apache Corp.	975	61,883
Cabot Oil & Gas Corp.	6,405	149,621
Cheniere Energy, Inc. (A)	2,160	89,489
Chevron Corp.	6,118	720,089
Concho Resources, Inc. (A)	1,446	191,740
Diamondback Energy, Inc. (A)	3,679	371,800
EOG Resources, Inc.	5,785	584,863
EQT Corp.	3,718	243,157
Exxon Mobil Corp.	19,109	1,724,778
Kinder Morgan, Inc.	7,050	146,005
Marathon Petroleum Corp.	2,498	125,774
Occidental Petroleum Corp.	3,554	253,151
Pioneer Natural Resources Co.	3,493	628,985
Valero Energy Corp.	2,136	145,932

		5,841,004

Pharmaceuticals - 3.5%
Allergan PLC (A)	3,382	710,254
Bristol-Myers Squibb Co.	16,364	956,312
Eli Lilly & Co.	9,576	704,315
Johnson & Johnson	6,818	785,502
Merck & Co., Inc.	8,375	493,036
Mylan NV (A)	1,630	62,185
Pfizer, Inc.	45,355	1,473,130

		5,184,734

Road & Rail - 0.9%
Canadian Pacific Railway, Ltd.	2,391	341,363
Union Pacific Corp.	9,734	1,009,221

		1,350,584

Semiconductors & Semiconductor Equipment - 2.1%
Analog Devices, Inc., Class A	8,687	630,850
Applied Materials, Inc., Class A	2,621	84,580
Broadcom, Ltd.	5,818	1,028,448
KLA-Tencor Corp.	714	56,177
Lam Research Corp.	3,816	403,466

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.	900	$ 96,066
NXP Semiconductors NV (A)	1,243	121,826
ON Semiconductor Corp. (A)	7,520	95,955
Texas Instruments, Inc.	9,205	671,689

		3,189,057

Software - 2.6%
Adobe Systems, Inc. (A)	8,500	875,075
Microsoft Corp.	45,132	2,804,502
Oracle Corp.	3,110	119,580
Workday, Inc., Class A (A) (B)	1,547	102,241

		3,901,398

Specialty Retail - 2.2%
AutoZone, Inc. (A)	40	31,592
Best Buy Co., Inc.	3,640	155,319
Home Depot, Inc.	8,153	1,093,154
Lowe’s Cos., Inc.	10,432	741,924
O’Reilly Automotive, Inc. (A)	1,457	405,643
Ross Stores, Inc.	1,889	123,918
Signet Jewelers, Ltd.	237	22,340
TJX Cos., Inc.	10,404	781,652

		3,355,542

Technology Hardware, Storage & Peripherals - 2.3%
Apple, Inc.	25,195	2,918,085
Hewlett Packard Enterprise Co.	8,042	186,092
HP, Inc.	23,960	355,566

		3,459,743

Textiles, Apparel & Luxury Goods - 0.1%
NIKE, Inc., Class B	1,520	77,262
PVH Corp.	363	32,757
Ralph Lauren Corp., Class A	470	42,450

		152,469

Tobacco - 0.8%
Altria Group, Inc.	3,930	265,747
Philip Morris International, Inc.	4,920	450,131
Reynolds American, Inc., Class A	7,785	436,271

		1,152,149

Wireless Telecommunication Services - 0.0% (C)
T-Mobile US, Inc. (A)	938	53,944

Total Common Stocks (Cost $74,168,870)		89,195,455

PREFERRED STOCKS - 0.2%
Banks - 0.1%
Citigroup Capital XIII 7.26% (D)	3,392	87,582

Capital Markets - 0.0% (C)
State Street Corp. Series D, 5.90% (D)	1,536	39,736

Electric Utilities - 0.0% (C)
SCE Trust III Series H, 5.75% (D)	320	8,150

Thrifts & Mortgage Finance - 0.1%
Federal Home Loan Mortgage Corp. Series Z, 8.38% (A) (D)	14,925	112,833

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
PREFERRED STOCKS (continued)
Thrifts & Mortgage Finance (continued)
Federal National Mortgage Association
Series O, 0.00% (A) (D) (E)	600	$ 8,262
Series S, 8.25% (A) (D)	10,800	86,400

		207,495

Total Preferred Stocks (Cost $814,042)		342,963

	Principal	Value
ASSET-BACKED SECURITIES - 2.5%
American Tower Trust 1 Series 2013-1A, Class 1A, 1.55%, 03/15/2043 (F)	$ 200,000	199,836
Avis Budget Rental Car Funding AESOP LLC Series 2013-1A, Class A, 1.92%, 09/20/2019 (F)	100,000	99,497
BlueMountain CLO, Ltd. Series 2015-2A, Class A1, 2.31% (D), 07/18/2027 (F)	235,000	235,561
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (F)	105,055	103,814
Hertz Vehicle Financing LLC Series 2016-3A, Class A, 2.27%, 07/25/2020 (F)	110,000	108,933
ICG US CLO, Ltd. Series 2014-1A, Class A1, 2.03% (D), 04/20/2026 (F)	235,000	234,220
JGWPT XXVI LLC Series 2012-2A, Class A, 3.84%, 10/15/2059 (F)	189,018	185,560
MVW Owner Trust
Series 2014-1A, Class A,
2.25%, 09/22/2031 (F)	82,766	81,750
Series 2016-1A, Class A,
2.25%, 12/20/2033 (F)	94,591	92,727
NRZ Advance Receivables Trust Series 2016-T4, Class AT4, 3.11%, 12/15/2050 (F)	300,000	298,767
OCP CLO, Ltd. Series 2015-8A, Class A1, 2.41% (D), 04/17/2027 (F)	220,000	220,097
Ocwen Master Advance Receivables Trust Series 2015-T3, Class AT3, 3.21%, 11/15/2047 (F)	290,000	289,939
Palmer Square CLO, Ltd. Series 2015-2A, Class A1A, 2.38% (D), 07/20/2027 (F)	250,000	250,079
SBA Tower Trust Series 2014-1A, Class C, 2.90% (D), 10/15/2044 (F)	380,000	382,884
Sierra Timeshare Receivables Funding LLC
Series 2013-3A, Class B,
2.70%, 10/20/2030 (F)	25,622	25,695
Series 2014-1A, Class A,
2.07%, 03/20/2030 (F)	59,675	59,272
Series 2014-2A, Class A,
2.05%, 06/20/2031 (F)	51,994	51,899

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Sierra Timeshare Receivables Funding LLC (continued)
Series 2015-1A, Class A,
2.40%, 03/22/2032 (F)	$ 42,575	$ 42,376
Series 2015-1A, Class B,
3.05%, 03/22/2032 (F)	44,426	44,725
Series 2016-2A, Class A,
2.33%, 07/20/2033 (F)	84,804	83,294
Silverleaf Finance XVIII LLC Series 2014-A, Class A, 2.81%, 01/15/2027 (F)	54,135	53,375
SolarCity LMC Series III LLC Series 2014-2, Class A, 4.02%, 07/20/2044 (F)	142,676	134,427
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (F)	141,192	141,898
Trafigura Securitisation Finance PLC Series 2014-1A, Class A, 1.65% (D), 10/15/2018 (F)	290,000	288,872
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (F)	92,021	91,007

Total Asset-Backed Securities (Cost $3,828,285)		3,800,504

CORPORATE DEBT SECURITIES - 15.4%
Air Freight & Logistics - 0.1%
FedEx Corp.
4.90%, 01/15/2034	54,000	57,561
5.10%, 01/15/2044	49,000	53,167

		110,728

Airlines - 0.6%
American Airlines Pass-Through Trust
3.20%, 12/15/2029	130,183	126,603
3.70%, 04/01/2028	159,371	157,777
Delta Air Lines Pass-Through Trust 6.82%, 02/10/2024	263,701	303,256
United Airlines Pass-Through Trust 3.75%, 03/03/2028	282,697	284,111

		871,747

Auto Components - 0.1%
BorgWarner, Inc. 3.38%, 03/15/2025	105,000	103,207

Automobiles - 0.1%
Ford Motor Co. 4.35%, 12/08/2026	150,000	151,575
General Motors Co.
4.88%, 10/02/2023	30,000	31,448
6.25%, 10/02/2043	20,000	22,109

		205,132

Banks - 2.9%
Bank of America Corp.
2.63%, 10/19/2020, MTN	65,000	65,037
4.10%, 07/24/2023	60,000	62,676
4.45%, 03/03/2026, MTN	45,000	46,374
5.75%, 12/01/2017	75,000	77,689

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Bank One Corp. 8.00%, 04/29/2027	$ 65,000	$ 84,911
Barclays Bank PLC 10.18%, 06/12/2021 (F)	390,000	484,267
BNP Paribas SA 6.75% (D), 03/14/2022 (F) (G)	200,000	197,250
Branch Banking & Trust Co. 3.80%, 10/30/2026	110,000	113,040
Citigroup, Inc.
1.70%, 04/27/2018	203,000	202,553
2.36% (D), 09/01/2023	165,000	168,281
6.68%, 09/13/2043	20,000	25,350
Commerzbank AG 8.13%, 09/19/2023 (F)	255,000	286,467
Cooperatieve Rabobank UA 11.00% (D), 06/30/2019 (F) (G)	405,000	475,996
Discover Bank 3.45%, 07/27/2026	250,000	241,403
First Horizon National Corp. 3.50%, 12/15/2020	110,000	111,002
Intesa Sanpaolo SpA 5.02%, 06/26/2024 (F)	65,000	60,072
JPMorgan Chase & Co.
2.55%, 10/29/2020	248,000	247,817
3.25%, 09/23/2022	239,000	241,698
4.85%, 02/01/2044 (B)	20,000	22,255
6.75% (D), 02/01/2024 (G)	13,000	14,008
Macquarie Bank, Ltd. 1.65%, 03/24/2017 (F)	85,000	85,070
Nordea Bank AB 4.25%, 09/21/2022 (F)	470,000	489,596
Royal Bank of Scotland Group PLC
6.00%, 12/19/2023	65,000	67,516
6.40%, 10/21/2019	60,000	65,329
Toronto-Dominion Bank 3.63% (D), 09/15/2031	150,000	146,524
Wells Fargo & Co.
2.15%, 01/15/2019	10,000	10,055
4.13%, 08/15/2023	92,000	95,194
5.38%, 11/02/2043	67,000	73,944
5.90% (D), 06/15/2024 (G)	43,000	43,215

		4,304,589

Beverages - 0.3%
Anheuser-Busch InBev Worldwide, Inc. 4.95%, 01/15/2042	210,000	228,598
Molson Coors Brewing Co.
2.10%, 07/15/2021	130,000	126,608
3.00%, 07/15/2026	127,000	120,055

		475,261

Biotechnology - 0.4%
AbbVie, Inc. 3.60%, 05/14/2025	47,000	46,553
Celgene Corp. 5.00%, 08/15/2045	281,000	292,164

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Biotechnology (continued)
Gilead Sciences, Inc.
2.95%, 03/01/2027	$ 149,000	$ 142,602
4.15%, 03/01/2047	124,000	117,775

		599,094

Capital Markets - 1.7%
Ameriprise Financial, Inc.
3.70%, 10/15/2024	205,000	209,465
7.30%, 06/28/2019	160,000	179,588
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, 06/09/2023	80,000	79,912
Deutsche Bank AG
2.22% (D), 08/20/2020	70,000	67,927
4.25%, 10/14/2021 (F)	180,000	180,694
6.00%, 09/01/2017	55,000	56,301
Goldman Sachs Group, Inc.
5.75%, 01/24/2022	155,000	174,253
6.25%, 02/01/2041	20,000	24,791
6.75%, 10/01/2037	75,000	92,614
Macquarie Group, Ltd. 6.25%, 01/14/2021 (F)	230,000	254,646
Morgan Stanley
5.00%, 11/24/2025	220,000	235,023
5.75%, 01/25/2021	280,000	310,681
Oaktree Capital Management, LP 6.75%, 12/02/2019 (F)	175,000	194,509
State Street Corp. 1.96% (D), 06/01/2077	11,000	9,721
UBS AG 7.63%, 08/17/2022	250,000	283,438
UBS Group Funding Jersey, Ltd. 4.13%, 09/24/2025 (F)	200,000	203,854

		2,557,417

Chemicals - 0.1%
LyondellBasell Industries NV 5.00%, 04/15/2019	60,000	63,399
Monsanto Co. 4.40%, 07/15/2044	110,000	106,315

		169,714

Commercial Services & Supplies - 0.2%
ERAC USA Finance LLC 3.85%, 11/15/2024 (F)	140,000	142,276
Hutchison Whampoa International 14, Ltd. 1.63%, 10/31/2017 (F)	200,000	199,535

		341,811

Communications Equipment - 0.2%
Harris Corp. 5.55%, 10/01/2021	205,000	226,197

Construction & Engineering - 0.0% (C)
SBA Tower Trust 2.88%, 07/15/2021 (F)	58,000	57,506

Construction Materials - 0.3%
LafargeHolcim Finance US LLC 4.75%, 09/22/2046 (F)	200,000	193,430
Martin Marietta Materials, Inc. 4.25%, 07/02/2024	200,000	203,202

		396,632

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance - 0.3%
Ally Financial, Inc. 3.50%, 01/27/2019	$ 60,000	$ 60,300
American Express Co. 4.05%, 12/03/2042	50,000	48,251
BMW US Capital LLC 2.80%, 04/11/2026 (F)	82,857	79,792
Discover Financial Services 3.85%, 11/21/2022	183,000	185,787

		374,130

Containers & Packaging - 0.1%
International Paper Co. 4.75%, 02/15/2022	96,000	103,845
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 6.88%, 02/15/2021	64,814	66,693

		170,538

Diversified Consumer Services - 0.0% (C)
President and Fellows of Harvard College 3.62%, 10/01/2037	15,000	14,889

Diversified Financial Services - 0.0%
Kaupthing ehf 7.63%, 02/28/2020 (F) (H) (I) (J)	710,000	—	(K)

Diversified Telecommunication Services - 0.7%
AT&T, Inc.
3.00%, 06/30/2022	255,000	250,311
3.40%, 05/15/2025	130,000	125,297
4.35%, 06/15/2045	70,000	62,372
4.60%, 02/15/2021	67,000	70,864
5.00%, 03/01/2021	34,000	36,567
GTP Acquisition Partners I LLC 2.35%, 06/15/2045 (F)	40,000	38,982
Intelsat Jackson Holdings SA 7.25%, 04/01/2019 (B)	54,000	45,360
Sprint Capital Corp. 6.88%, 11/15/2028	24,000	23,700
Verizon Communications, Inc.
3.45%, 03/15/2021	70,000	72,268
4.50%, 09/15/2020	42,000	44,945
5.15%, 09/15/2023	155,000	171,390
6.55%, 09/15/2043	137,000	171,110

		1,113,166

Electric Utilities - 0.5%
Appalachian Power Co. 3.40%, 06/01/2025	110,000	111,399
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	43,000	47,744
8.88%, 11/15/2018	9,000	10,114
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	226,000	204,888
Entergy Arkansas, Inc. 3.70%, 06/01/2024	61,000	63,199
Jersey Central Power & Light Co. 7.35%, 02/01/2019	35,000	38,336
Niagara Mohawk Power Corp. 4.88%, 08/15/2019 (F)	65,000	69,365
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022	12,000	12,816
5.30%, 06/01/2042	25,000	29,323

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
PacifiCorp
3.60%, 04/01/2024	$ 130,000	$ 135,202
5.75%, 04/01/2037	25,000	30,627

		753,013

Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp. 3.00%, 12/21/2020 (F)	100,000	102,115
Schlumberger Investment SA 3.65%, 12/01/2023	33,000	34,567
Weatherford International, Ltd. 5.95%, 04/15/2042	35,000	26,425

		163,107

Equity Real Estate Investment Trusts - 1.0%
CBL & Associates, LP 5.25%, 12/01/2023	144,000	141,592
EPR Properties 4.50%, 04/01/2025	225,000	222,266
HCP, Inc. 3.40%, 02/01/2025	85,000	81,330
Hospitality Properties Trust 5.00%, 08/15/2022	174,000	183,694
Kilroy Realty, LP 4.25%, 08/15/2029	265,000	259,571
Realty Income Corp. 3.88%, 07/15/2024	190,000	194,010
Simon Property Group, LP 3.38%, 10/01/2024	280,000	282,609
VEREIT Operating Partnership, LP 3.00%, 02/06/2019	60,000	59,850

		1,424,922

Food & Staples Retailing - 0.3%
CVS Health Corp.
2.13%, 06/01/2021	182,000	178,459
5.30%, 12/05/2043	14,000	15,863
Wal-Mart Stores, Inc.
4.00%, 04/11/2043	41,000	41,188
4.30%, 04/22/2044	60,000	63,316
Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	135,000	137,534

		436,360

Food Products - 0.2%
Bunge, Ltd. Finance Corp. 3.25%, 08/15/2026	70,000	67,220
Kraft Heinz Foods Co.
4.38%, 06/01/2046	84,000	79,042
4.88%, 02/15/2025 (F)	75,000	80,908

		227,170

Health Care Equipment & Supplies - 0.1%
Abbott Laboratories 3.75%, 11/30/2026	83,553	82,976
Becton Dickinson and Co. 2.68%, 12/15/2019	70,000	71,023
Boston Scientific Corp. 2.65%, 10/01/2018	56,000	56,614

		210,613

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services - 0.3%
Anthem, Inc.
1.88%, 01/15/2018	$ 76,000	$ 76,033
2.30%, 07/15/2018	104,000	104,680
3.30%, 01/15/2023	25,000	24,958
3.70%, 08/15/2021	8,000	8,271
Coventry Health Care, Inc. 5.45%, 06/15/2021	66,000	73,294
Express Scripts Holding Co.
3.40%, 03/01/2027	70,000	65,584
4.80%, 07/15/2046	30,000	28,723
Tenet Healthcare Corp. 6.25%, 11/01/2018	55,000	58,025
UnitedHealth Group, Inc. 3.38%, 11/15/2021	19,000	19,717

		459,285

Industrial Conglomerates - 0.4%
General Electric Co.
5.00% (D), 01/21/2021 (G)	555,000	575,923
6.88%, 01/10/2039, MTN	20,000	28,199

		604,122

Insurance - 0.6%
American International Group, Inc. 8.18% (D), 05/15/2068	26,000	32,890
CNA Financial Corp. 5.88%, 08/15/2020	90,000	99,422
Fidelity National Financial, Inc. 5.50%, 09/01/2022	60,000	63,464
Lincoln National Corp. 8.75%, 07/01/2019	46,000	52,927
Metropolitan Life Global Funding I 1.30%, 04/10/2017 (F)	195,000	195,110
OneBeacon US Holdings, Inc. 4.60%, 11/09/2022	80,000	79,754
Pacific Life Insurance Co. 9.25%, 06/15/2039 (F)	126,000	186,118
Reinsurance Group of America, Inc. 3.63% (D), 12/15/2065	291,000	244,440

		954,125

IT Services - 0.2%
Hewlett Packard Enterprise Co. 3.60%, 10/15/2020	185,000	188,203
MasterCard, Inc. 3.38%, 04/01/2024	33,000	33,944

		222,147

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc. 2.40%, 02/01/2019	133,000	134,011

Machinery - 0.1%
Doosan Heavy Industries & Construction Co., Ltd. 2.13%, 04/27/2020 (F)	200,000	195,075

Media - 0.3%
CBS Corp. 5.75%, 04/15/2020	85,000	93,827
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/2022	100,000	102,250

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Comcast Corp. 5.88%, 02/15/2018	$ 116,000	$ 121,626
NBCUniversal Media LLC
4.38%, 04/01/2021	134,000	144,763
4.45%, 01/15/2043	47,000	48,028

		510,494

Metals & Mining - 0.1%
BHP Billiton Finance USA, Ltd. 3.85%, 09/30/2023 (B)	44,000	46,567
Freeport-McMoRan, Inc. 3.88%, 03/15/2023 (B)	45,000	41,288
Rio Tinto Finance USA PLC 2.88%, 08/21/2022	3,000	3,012

		90,867

Multi-Utilities - 0.1%
CMS Energy Corp.
3.88%, 03/01/2024	22,000	22,880
4.88%, 03/01/2044	33,000	35,377
Public Service Electric & Gas Co. 3.00%, 05/15/2025, MTN	140,000	140,087

		198,344

Oil, Gas & Consumable Fuels - 1.1%
Anadarko Petroleum Corp. 5.55%, 03/15/2026 (B)	68,000	76,110
Apache Corp.
4.25%, 01/15/2044	15,000	14,787
4.75%, 04/15/2043	22,000	22,661
BP Capital Markets PLC 3.12%, 05/04/2026	150,000	146,500
Energy Transfer Partners, LP 5.95%, 10/01/2043	35,000	36,072
EnLink Midstream Partners, LP 4.85%, 07/15/2026	47,000	47,410
EOG Resources, Inc. 2.45%, 04/01/2020	88,000	88,132
Exxon Mobil Corp.
1.82%, 03/15/2019	150,000	150,246
3.04%, 03/01/2026	60,000	59,919
Husky Energy, Inc. 4.00%, 04/15/2024	45,000	45,818
Kerr-McGee Corp. 6.95%, 07/01/2024	50,000	58,990
Kinder Morgan Energy Partners, LP 4.15%, 02/01/2024	117,000	118,597
Laredo Petroleum, Inc. 7.38%, 05/01/2022	60,000	62,175
Murphy Oil Corp. 3.50%, 12/01/2017	61,000	61,305
Nexen Energy ULC 5.88%, 03/10/2035	10,000	11,232
Noble Energy, Inc.
6.00%, 03/01/2041	22,000	24,427
8.25%, 03/01/2019	47,000	52,795
Petrobras Global Finance BV 6.25%, 03/17/2024	70,000	67,144
Petroleos Mexicanos 3.50%, 07/18/2018 - 01/30/2023	100,000	97,260

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Range Resources Corp. 5.75%, 06/01/2021 (F)	$ 10,000	$ 10,475
Shell International Finance BV
2.50%, 09/12/2026	130,000	121,974
3.75%, 09/12/2046	39,000	35,886
TransCanada PipeLines, Ltd.
3.75%, 10/16/2023	37,000	38,293
4.63%, 03/01/2034	35,000	36,907
Western Gas Partners, LP 5.38%, 06/01/2021	76,000	81,742
Williams Cos., Inc.
3.70%, 01/15/2023	13,000	12,545
7.88%, 09/01/2021	33,000	37,703
Williams Partners, LP 5.40%, 03/04/2044	35,000	33,920

		1,651,025

Pharmaceuticals - 0.3%
Actavis Funding SCS
3.45%, 03/15/2022	188,000	190,822
3.80%, 03/15/2025	127,000	127,150
4.55%, 03/15/2035	42,000	41,571
Pfizer, Inc. 4.13%, 12/15/2046	20,686	21,043
Teva Pharmaceutical Finance Co., BV 3.65%, 11/10/2021	12,000	12,154

		392,740

Road & Rail - 0.1%
Aviation Capital Group Corp. 7.13%, 10/15/2020 (F)	153,000	176,715
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	18,000	18,219
3.75%, 04/01/2024	12,000	12,615

		207,549

Semiconductors & Semiconductor Equipment - 0.2%
Intel Corp. 2.45%, 07/29/2020	190,000	192,679
KLA-Tencor Corp. 4.13%, 11/01/2021	155,000	161,635

		354,314

Software - 0.1%
Microsoft Corp. 2.70%, 02/12/2025	140,000	137,182

Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc. 2.85%, 02/23/2023	240,000	241,496
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 6.02%, 06/15/2026 (F)	115,000	124,579
HP, Inc. 3.75%, 12/01/2020	11,000	11,389

		377,464

Tobacco - 0.1%
Altria Group, Inc. 4.00%, 01/31/2024	33,000	34,868
RJ Reynolds Tobacco Co. 8.13%, 06/23/2019	105,000	119,788

		154,656

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Trading Companies & Distributors - 0.1%
International Lease Finance Corp. 8.25%, 12/15/2020	$ 115,000	$ 133,975

Wireless Telecommunication Services - 0.6%
America Movil SAB de CV 3.13%, 07/16/2022	200,000	196,941
Crown Castle Towers LLC
4.88%, 08/15/2040 (F)	155,000	165,055
6.11%, 01/15/2040 (F)	335,000	362,959
SBA Tower Trust 2.24%, 04/15/2043 (F)	65,000	65,121
Sprint Communications, Inc. 9.00%, 11/15/2018 (F)	95,000	104,738
Sprint Corp. 7.88%, 09/15/2023	45,000	48,038
T-Mobile USA, Inc.
6.46%, 04/28/2019	5,000	5,088
6.73%, 04/28/2022	15,000	15,675
6.84%, 04/28/2023	5,000	5,356

		968,971

Total Corporate Debt Securities (Cost $23,112,967)		23,053,289

FOREIGN GOVERNMENT OBLIGATIONS - 0.6%
Indonesia - 0.1%
Indonesia Government International Bond 5.38%, 10/17/2023 (F)	225,000	243,689

Mexico - 0.1%
Mexico Government International Bond 4.00%, 10/02/2023	110,000	110,264

Peru - 0.1%
Peru Government International Bond 7.35%, 07/21/2025	100,000	128,400

Republic of Korea - 0.3%
Export-Import Bank of Korea 4.00%, 01/11/2017	200,000	200,080
Korea Development Bank 3.50%, 08/22/2017	200,000	202,091

		402,171

Total Foreign Government Obligations (Cost $868,330)		884,524

MORTGAGE-BACKED SECURITIES - 4.6%
Adjustable Rate Mortgage Trust Series 2004-2, Class 7A2, 1.60% (D), 02/25/2035	3,440	3,439
Alternative Loan Trust Series 2007-22, Class 2A16, 6.50%, 09/25/2037	218,656	156,741
Banc of America Commercial Mortgage Trust Series 2007-3, Class A1A, 5.55% (D), 06/10/2049	15,713	15,825
Banc of America Re-REMIC Trust Series 2010-UB3, Class A4B1, 5.54% (D), 06/15/2049 (F)	102,250	102,186
BB-UBS Trust
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (F)	140,000	138,284

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
BB-UBS Trust (continued)
Series 2012-TFT, Class C,
3.47% (D), 06/05/2030 (F)	$ 315,000	$ 305,077
BBCMS Trust Series 2013-TYSN, Class B, 4.04%, 09/05/2032 (F)	245,000	256,222
Bear Stearns Commercial Mortgage Securities Trust
Series 2007-PW15, Class A1A,
5.32%, 02/11/2044	36,688	36,732
Series 2007-PW17, Class A1A,
5.65% (D), 06/11/2050	44,792	45,615
Bear Stearns Mortgage Funding Trust Series 2006-AR5, Class 1A2, 0.97% (D), 12/25/2046	95,064	60,748
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/10/2047	45,000	47,094
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	65,000	69,108
Series 2015-GC27, Class B,
3.77%, 02/10/2048	157,700	157,130
Citigroup Commercial Mortgage Trust, Interest Only STRIPS Series 2013-SMP, Class XA, 0.80% (D), 01/12/2030 (F)	1,163,792	6,480
Citigroup Mortgage Loan Trust Series 2015-A, Class A1, 3.50% (D), 06/25/2058 (F)	222,232	225,593
COMM Mortgage Trust
Series 2010-RR1, Class GEB,
5.54% (D), 12/11/2049 (F)	160,000	160,511
Series 2013-CR11, Class AM,
4.72% (D), 10/10/2046	20,000	21,653
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (F)	100,000	101,501
Series 2013-WWP, Class B,
3.73%, 03/10/2031 (F)	100,000	102,647
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	45,000	47,382
Series 2016-GCT, Class C,
3.46% (D), 08/10/2029 (F)	100,000	99,826
Commercial Mortgage Pass-Through Certificates Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (F)	132,000	131,874
Commercial Mortgage Trust Series 2007-GG11, Class AM, 5.87% (D), 12/10/2049	35,000	35,770
Core Industrial Trust Series 2015-CALW, Class B, 3.25%, 02/10/2034 (F)	225,000	227,693
Credit Suisse Mortgage Capital Certificates Series 2009-11R, Class 5A1, 2.77% (D), 08/26/2036 (F)	131,899	130,138
CSMC Trust
Series 2010-RR1, Class 2A,
5.70% (D), 09/15/2040 (F)	47,224	47,440

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
CSMC Trust (continued)
Series 2010-RR2, Class 2A,
5.93% (D), 09/15/2039 (F)	$ 53,669	$ 53,757
Series 2014-4R, Class 21A1,
0.91% (D), 12/27/2035 (F)	224,744	216,859
GMACM Mortgage Loan Trust Series 2005-AR1, Class 3A, 3.24% (D), 03/18/2035	144,083	139,347
GS Mortgage Securities Corp. II Series 2013-KING, Class E, 3.44% (D), 12/10/2027 (F)	100,000	94,475
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (D), 04/10/2031 (F)	285,000	284,641
Impac CMB Trust Series 2004-6, Class 1A1, 1.56% (D), 10/25/2034	78,451	74,159
Independent National Mortgage Corp. Index Mortgage Loan Trust Series 2007-AR15, Class 2A1, 3.98% (D), 08/25/2037	184,568	145,857
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2007-CB18, Class A1A,
5.43% (D), 06/12/2047	36,419	36,405
Series 2007-LD12, Class A1A,
5.85% (D), 02/15/2051	93,391	94,440
Series 2007-LDPX, Class A1A,
5.44%, 01/15/2049	18,705	18,760
Series 2008-C2, Class ASB,
6.13% (D), 02/12/2051	17,362	17,475
JPMorgan Resecuritization Trust Series 2014-2, Class 6A1, 2.84% (D), 05/26/2037 (F)	170,078	169,756
LB Commercial Mortgage Trust Series 2007-C3, Class A1A, 5.87% (D), 07/15/2044	26,616	26,907
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class AM, 6.16% (D), 09/15/2045	30,000	30,974
Merrill Lynch Mortgage Investors Trust Series 2003-F, Class A1, 1.40% (D), 10/25/2028	47,486	46,364
Merrill Lynch Mortgage Trust Series 2007-C1, Class A1A, 5.83% (D), 06/12/2050	34,326	34,645
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A, 2.20%, 09/13/2031 (F)	100,000	97,768
Morgan Stanley Capital I Trust
Series 2007-HQ12, Class AM,
5.78% (D), 04/12/2049	78,641	78,628
Series 2007-IQ13, Class A1A,
5.31%, 03/15/2044	52,547	52,611
Series 2007-IQ13, Class AM,
5.41%, 03/15/2044	30,000	29,974
Series 2007-IQ14, Class A1A,
5.67% (D), 04/15/2049	28,964	29,170
Series 2007-IQ15, Class AM,
5.90% (D), 06/11/2049	55,000	55,759

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Re-REMIC Trust Series 2012-XA, Class A, 2.00%, 07/27/2049 (F)	$ 8,439	$ 8,391
Morgan Stanley Resecuritization Trust Series 2014-R3, Class 2A, 3.00% (D), 07/26/2048 (F)	267,495	263,990
Motel 6 Trust Series 2015-MTL6, Class C, 3.64%, 02/05/2030 (F)	545,000	546,559
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (D), 12/25/2052 (F)	142,939	148,486
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (D), 01/25/2054 (F)	59,702	61,373
Series 2014-2A, Class A3,
3.75% (D), 05/25/2054 (F)	160,104	164,214
Series 2014-3A, Class AFX3,
3.75% (D), 11/25/2054 (F)	111,259	112,870
Queens Center Mortgage Trust Series 2013-QCA, Class D, 3.47% (D), 01/11/2037 (F)	130,000	122,654
SCG Trust Series 2013-SRP1, Class A, 2.10% (D), 11/15/2026 (F)	100,000	100,000
STRIPS, Ltd. Series 2012-1A, Class A, 1.50%, 12/25/2044 (F)	1,589	1,589
Structured Asset Mortgage Investments II Trust Series 2003-AR4, Class A1, 1.44% (D), 01/19/2034	104,497	100,593
Towd Point Mortgage Trust
Series 2015-3, Class A1B,
3.00% (D), 03/25/2054 (F)	203,029	204,783
Series 2015-5, Class A1B,
2.75% (D), 05/25/2055 (F)	166,886	167,290
Series 2016-1, Class A1B,
2.75% (D), 02/25/2055 (F)	161,451	161,831
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (F)	225,000	229,840

Total Mortgage-Backed Securities (Cost $7,095,803)		6,955,903

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.4%
California - 0.3%
Los Angeles Community College District, General Obligation Unlimited 6.60%, 08/01/2042	15,000	20,809
State of California, General Obligation Unlimited
7.30%, 10/01/2039	55,000	77,681
7.60%, 11/01/2040	60,000	90,292
7.95%, 03/01/2036	175,000	203,996
University of California, Revenue Bonds Series AD, 4.86%, 05/15/2112	10,000	9,699

		402,477

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Georgia - 0.0% (C)
Municipal Electric Authority of Georgia, Revenue Bonds Series A, 6.64%, 04/01/2057	$ 10,000	$ 12,313

Illinois - 0.0% (C)
State of Illinois, General Obligation Unlimited 5.10%, 06/01/2033	55,000	49,143

New Jersey - 0.0% (C)
New Jersey Turnpike Authority, Revenue Bonds Series F, 7.41%, 01/01/2040	16,000	23,048

New York - 0.1%
Metropolitan Transportation Authority, Revenue Bonds Series E, 6.81%, 11/15/2040	15,000	20,004
New York City Water & Sewer System, Revenue Bonds Series CC, 5.88%, 06/15/2044	15,000	19,377
New York State Dormitory Authority, Revenue Bonds Series H, 5.39%, 03/15/2040	10,000	12,093
Port Authority of New York & New Jersey, Revenue Bonds Series 181, 4.96%, 08/01/2046	20,000	22,325

		73,799

Total Municipal Government Obligations (Cost $556,174)		560,780

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.6%
Federal Home Loan Mortgage Corp.
3.00% (D), 02/01/2041	20,224	21,443
5.50%, 06/01/2041	35,364	39,390
Federal National Mortgage Association
Zero Coupon, 10/09/2019	190,000	180,178
2.50%, TBA (L)	469,000	469,742
2.81% (D), 03/01/2041	14,521	15,414
2.95% (D), 03/01/2041	12,586	13,294
3.00%, TBA (L)	2,987,000	2,967,327
3.33% (D), 10/25/2023	55,000	57,013
3.50%, 11/01/2028 - 01/01/2029	134,934	141,904
3.50%, TBA (L)	3,102,000	3,181,825
4.00%, 10/01/2025 - 06/01/2042	85,889	90,607
4.00%, TBA (L)	1,051,000	1,104,925
4.50%, 02/01/2025 - 06/01/2026	135,659	143,752
5.00%, 04/01/2039 - 11/01/2039	290,930	321,714
5.00%, TBA (L)	116,000	126,368
5.50%, 09/01/2036 - 12/01/2041	416,951	476,091
6.00%, 02/01/2038 - 02/01/2041	319,744	365,432
6.50%, 05/01/2040	67,936	77,183
Government National Mortgage Association, Interest Only STRIPS 0.84% (D), 02/16/2053	232,158	12,388

Total U.S. Government Agency Obligations (Cost $9,815,100)		9,805,990

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 8.7%
U.S. Treasury - 7.8%
U.S. Treasury Bond
2.25%, 08/15/2046 (B)	$ 106,000	$ 89,127
2.50%, 02/15/2045 - 05/15/2046	557,000	495,892
2.75%, 08/15/2042	584,500	552,193
3.50%, 02/15/2039	392,000	428,689
3.63%, 02/15/2044	1,694,300	1,877,959
4.50%, 02/15/2036	625,000	790,820
4.75%, 02/15/2037	606,000	788,723
5.25%, 02/15/2029	807,000	1,031,510
U.S. Treasury Note
0.50%, 07/31/2017	245,000	244,751
0.88%, 04/30/2017	299,000	299,342
1.00%, 09/15/2017 - 11/30/2019	787,400	780,427
1.13%, 06/30/2021 - 09/30/2021	305,000	295,064
1.25%, 11/30/2018	442,300	442,939
1.50%, 08/15/2026	30,000	27,592
1.63%, 03/31/2019 - 05/15/2026	732,000	712,114
1.75%, 05/15/2023	1,000,000	973,984
1.88%, 11/30/2021	155,000	154,582
2.00%, 02/15/2025	756,000	735,800
2.25%, 11/15/2024	345,400	343,282
2.50%, 08/15/2023 - 05/15/2024	636,300	647,107

		11,711,897

U.S. Treasury Inflation-Protected Securities - 0.9%
U.S. Treasury Inflation-Indexed Bond
1.75%, 01/15/2028	83,074	92,755
2.50%, 01/15/2029	307,019	370,312
U.S. Treasury Inflation-Indexed Note 0.63%, 01/15/2024	892,989	908,680

		1,371,747

Total U.S. Government Obligations (Cost $13,301,256)		13,083,644

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.6%
Federal Home Loan Bank Discount Notes
0.34% (M), 01/09/2017	675,000	674,958
0.36% (M), 01/13/2017 - 01/25/2017	2,285,000	2,284,502
0.46% (M), 02/10/2017	1,075,000	1,074,432
0.53% (M), 03/13/2017	2,810,000	2,807,198

Total Short-Term U.S. Government Agency Obligations (Cost $6,840,866)		6,841,090

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.8%
U.S. Treasury Bill
0.28% (M), 01/12/2017	$ 55,000	$ 54,995
0.30% (M), 01/19/2017	60,000	59,989
0.34% (M), 01/12/2017	135,000	134,986
0.46% (M), 02/09/2017	816,000	815,625
0.48% (M), 02/09/2017	10,000	9,995
0.49% (M), 03/30/2017 (N)	115,000	114,863

Total Short-Term U.S. Government Obligations (Cost $1,190,412)		1,190,453

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (M)	469,545	469,545

Total Securities Lending Collateral (Cost $469,545)		469,545

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
State Street Bank & Trust Co. 0.03% (M), dated 12/30/2016, to be repurchased at $1,693,811 on 01/03/2017. Collateralized by U.S. Government Obligations, 1.88%, due 08/31/2022 - 10/31/2022, and with a total value of $1,733,208.	$ 1,693,806	1,693,806

Total Repurchase Agreement (Cost $1,693,806)		1,693,806

Total Investments (Cost $143,755,456) (O)		157,877,946
Net Other Assets (Liabilities) - (5.3)%		(7,919,790)

Net Assets - 100.0%		$ 149,958,156

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini	Long	6	03/17/2017	$—	$(6,112)

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (P)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (Q)		Value
ASSETS
Investments
Common Stocks	$89,195,455	$—	$—		$89,195,455
Preferred Stocks	342,963	—	—		342,963
Asset-Backed Securities	—	3,800,504	—		3,800,504
Corporate Debt Securities	—	23,053,289	—	(K)	23,053,289
Foreign Government Obligations	—	884,524	—		884,524
Mortgage-Backed Securities	—	6,955,903	—		6,955,903
Municipal Government Obligations	—	560,780	—		560,780
U.S. Government Agency Obligations	—	9,805,990	—		9,805,990
U.S. Government Obligations	—	13,083,644	—		13,083,644
Short-Term U.S. Government Agency Obligations	—	6,841,090	—		6,841,090
Short-Term U.S. Government Obligations	—	1,190,453	—		1,190,453
Securities Lending Collateral	469,545	—	—		469,545
Repurchase Agreement	—	1,693,806	—		1,693,806

Total Investments	$90,007,963	$67,869,983	$—	(K)	$157,877,946

LIABILITIES
Other Financial Instruments
Futures Contracts (R)	$(6,112)	$—	$—		$(6,112)

Total Other Financial Instruments	$(6,112)	$—	$—		$(6,112)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $456,457. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Floating or variable rate securities. The rates disclosed are as of December 31, 2016.
(E)	Percentage rounds to less than 0.01% or (0.01)%.
(F)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the total value of 144A securities is $14,753,066, representing 9.8% of the Portfolio’s net assets.
(G)	Perpetual maturity. The date displayed is the next call date.
(H)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2016, value of the security is $0, representing less than 0.1% of the Portfolio’s net assets.
(I)	Security is Level 3 of the fair value hierarchy.
(J)	Illiquid security. At December 31, 2016, value of the illiquid security is $0, representing less than 0.1% of the Portfolio’s net assets.
(K)	Security deemed worthless.
(L)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after December 31, 2016.
(M)	Rates disclosed reflect the yields at December 31, 2016.
(N)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security segregated as collateral to cover margin requirements for open futures contracts is $114,863.
(O)	Aggregate cost for federal income tax purposes is $144,499,282. Aggregate gross unrealized appreciation and depreciation for all securities is $16,450,870 and $3,072,206, respectively. Net unrealized appreciation for tax purposes is $13,378,664.
(P)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(Q)	Level 3 securities were not considered significant to the Portfolio.
(R)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

PORTFOLIO ABBREVIATIONS:

MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Value Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 97.2%
Aerospace & Defense - 2.5%
Huntington Ingalls Industries, Inc.	12,782	$ 2,354,317
Northrop Grumman Corp.	32,749	7,616,762
Spirit Aerosystems Holdings, Inc., Class A	165,701	9,668,653

		19,639,732

Air Freight & Logistics - 1.0%
FedEx Corp.	41,809	7,784,836

Airlines - 3.9%
Delta Air Lines, Inc.	74,301	3,654,866
Hawaiian Holdings, Inc. (A)	139,967	7,978,119
Southwest Airlines Co.	71,752	3,576,120
Spirit Airlines, Inc. (A)	67,032	3,878,471
United Continental Holdings, Inc. (A)	161,375	11,761,010

		30,848,586

Auto Components - 2.0%
Cooper Tire & Rubber Co.	43,047	1,672,376
Dana, Inc.	77,731	1,475,334
Goodyear Tire & Rubber Co.	190,780	5,889,379
Lear Corp.	42,163	5,581,116
Visteon Corp.	14,530	1,167,340

		15,785,545

Automobiles - 0.8%
General Motors Co.	180,000	6,271,200

Banks - 14.1%
Bank of America Corp.	1,254,059	27,714,704
Citigroup, Inc.	389,721	23,161,119
Citizens Financial Group, Inc.	312,476	11,133,520
JPMorgan Chase & Co.	402,962	34,771,591
Popular, Inc.	67,031	2,937,298
SunTrust Banks, Inc.	224,102	12,291,995

		112,010,227

Beverages - 1.3%
PepsiCo, Inc.	100,278	10,492,087

Biotechnology - 2.9%
Amgen, Inc.	22,901	3,348,355
Gilead Sciences, Inc.	131,142	9,391,079
United Therapeutics Corp. (A) (B)	74,182	10,639,924

		23,379,358

Building Products - 1.2%
Owens Corning	178,714	9,214,494

Chemicals - 2.2%
Celanese Corp., Series A	39,419	3,103,852
LyondellBasell Industries NV, Class A	125,012	10,723,529
Trinseo SA	65,290	3,871,697

		17,699,078

Construction & Engineering - 1.3%
Quanta Services, Inc. (A)	289,812	10,099,948

Consumer Finance - 1.1%
Ally Financial, Inc.	443,588	8,437,044

Containers & Packaging - 0.1%
Avery Dennison Corp.	9,031	634,157

Diversified Financial Services - 1.3%
Voya Financial, Inc.	266,508	10,452,444

Diversified Telecommunication Services - 3.9%
AT&T, Inc.	335,185	14,255,418

	Shares	Value
COMMON STOCKS (continued)
Diversified Telecommunication Services (continued)
Verizon Communications, Inc.	315,557	$ 16,844,433

		31,099,851

Electric Utilities - 3.6%
American Electric Power Co., Inc.	177,472	11,173,637
Edison International	142,964	10,291,979
Entergy Corp., Class B	99,756	7,329,073

		28,794,689

Energy Equipment & Services - 4.4%
Dril-Quip, Inc., Class A (A) (B)	25,226	1,514,821
Ensco PLC, Class A	542,216	5,270,339
Helmerich & Payne, Inc.	29,144	2,255,746
Nabors Industries, Ltd.	384,839	6,311,360
Oceaneering International, Inc.	138,746	3,914,025
Patterson-UTI Energy, Inc.	268,114	7,217,629
Rowan Cos. PLC, Class A (A)	430,177	8,126,043

		34,609,963

Equity Real Estate Investment Trusts - 3.9%
American Homes 4 Rent, Class A	203,848	4,276,731
CBL & Associates Properties, Inc. (B)	190,769	2,193,843
DuPont Fabros Technology, Inc. (B)	113,551	4,988,295
Hospitality Properties Trust	201,167	6,385,041
Host Hotels & Resorts, Inc.	177,257	3,339,522
Hudson Pacific Properties, Inc.	83,582	2,906,982
Mack-Cali Realty Corp.	101,043	2,932,268
NorthStar Realty Finance Corp.	91,845	1,391,452
Omega Healthcare Investors, Inc.	1,324	41,388
Piedmont Office Realty Trust, Inc., Class A	34,398	719,262
Senior Housing Properties Trust	47,756	904,021
Taubman Centers, Inc.	16,260	1,202,102

		31,280,907

Food & Staples Retailing - 2.3%
Sysco Corp.	145,860	8,076,268
Wal-Mart Stores, Inc.	145,123	10,030,902

		18,107,170

Food Products - 2.3%
Dean Foods Co.	212,640	4,631,299
Ingredion, Inc.	39,655	4,955,289
Sanderson Farms, Inc. (B)	61,935	5,836,754
Tyson Foods, Inc., Class A	49,426	3,048,596

		18,471,938

Independent Power & Renewable Electricity Producers - 1.1%
AES Corp.	738,330	8,579,395

Insurance - 9.6%
Allstate Corp.	165,592	12,273,679
American International Group, Inc.	198,310	12,951,626
Assured Guaranty, Ltd.	132,836	5,017,216
Axis Capital Holdings, Ltd.	39,053	2,548,989
Everest RE Group, Ltd.	17,979	3,890,656
Genworth Financial, Inc., Class A (A)	225,315	858,450
Hartford Financial Services Group, Inc.	45,958	2,189,899
Lincoln National Corp.	86,400	5,725,728
Prudential Financial, Inc.	74,685	7,771,721
Reinsurance Group of America, Inc., Class A	41,876	5,269,257
Travelers Cos., Inc.	92,506	11,324,585
Unum Group	153,880	6,759,948

		76,581,754

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Internet Software & Services - 2.3%
eBay, Inc. (A)	301,791	$ 8,960,175
VeriSign, Inc. (A) (B)	119,173	9,065,490

		18,025,665

IT Services - 0.2%
Xerox Corp.	202,342	1,766,446

Metals & Mining - 0.3%
Reliance Steel & Aluminum Co.	34,178	2,718,518

Multi-Utilities - 0.9%
Public Service Enterprise Group, Inc.	165,972	7,282,851

Multiline Retail - 0.1%
Big Lots, Inc. (B)	21,841	1,096,637

Oil, Gas & Consumable Fuels - 8.4%
Canadian Natural Resources, Ltd.	269,454	8,590,193
Chevron Corp.	70,497	8,297,497
CONSOL Energy, Inc.	201,564	3,674,512
Exxon Mobil Corp.	251,537	22,703,730
Tesoro Corp.	122,674	10,727,841
Valero Energy Corp.	189,576	12,951,832

		66,945,605

Paper & Forest Products - 0.2%
Domtar Corp.	32,733	1,277,569

Personal Products - 0.4%
Nu Skin Enterprises, Inc., Class A	58,114	2,776,687

Pharmaceuticals - 7.7%
Johnson & Johnson	255,368	29,420,947
Merck & Co., Inc.	142,123	8,366,781
Pfizer, Inc.	709,243	23,036,213

		60,823,941

Semiconductors & Semiconductor Equipment - 2.8%
Applied Materials, Inc., Class A	179,889	5,805,018
Intel Corp.	453,521	16,449,207

		22,254,225

Software - 3.9%
Aspen Technology, Inc. (A)	53,129	2,905,094
CA, Inc.	60,577	1,924,531
Citrix Systems, Inc. (A)	59,452	5,309,658
Intuit, Inc.	81,341	9,322,492
Microsoft Corp.	156,626	9,732,740
Take-Two Interactive Software, Inc. (A)	29,624	1,460,167

		30,654,682

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail - 0.8%
Bed Bath & Beyond, Inc.	41,989	$ 1,706,433
Best Buy Co., Inc.	107,443	4,584,593

		6,291,026

Technology Hardware, Storage & Peripherals - 0.3%
HP, Inc.	163,797	2,430,747

Textiles, Apparel & Luxury Goods - 0.9%
Michael Kors Holdings, Ltd. (A)	161,761	6,952,488

Tobacco - 1.2%
Philip Morris International, Inc.	107,209	9,808,551

Total Common Stocks (Cost $666,407,055)		771,380,041

EXCHANGE-TRADED FUND - 1.3%
U.S. Equity Fund - 1.3%
iShares Russell 1000 Value ETF	88,300	9,892,249

Total Exchange-Traded Fund (Cost $10,003,419)		9,892,249

SECURITIES LENDING COLLATERAL - 3.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	26,484,752	26,484,752

Total Securities Lending Collateral (Cost $26,484,752)		26,484,752

	Principal	Value
REPURCHASE AGREEMENT - 1.5%
State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $12,187,919 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $12,436,265.	$ 12,187,879	12,187,879

Total Repurchase Agreement (Cost $12,187,879)		12,187,879

Total Investments (Cost $715,083,105) (D)		819,944,921
Net Other Assets (Liabilities) - (3.3)%		(26,234,773)

Net Assets - 100.0%		$ 793,710,148

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$771,380,041	$—	$—	$771,380,041
Exchange-Traded Fund	9,892,249	—	—	9,892,249
Securities Lending Collateral	26,484,752	—	—	26,484,752
Repurchase Agreement	—	12,187,879	—	12,187,879

Total Investments	$807,757,042	$12,187,879	$—	$819,944,921

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $25,905,789. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $716,409,857. Aggregate gross unrealized appreciation and depreciation for all securities is $114,744,426 and $11,209,362, respectively. Net unrealized appreciation for tax purposes is $103,535,064.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Core Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 98.7%
Aerospace & Defense - 1.3%
Northrop Grumman Corp.	16,150	$ 3,756,167

Air Freight & Logistics - 1.4%
FedEx Corp.	21,188	3,945,206

Airlines - 4.8%
Alaska Air Group, Inc.	19,435	1,724,467
American Airlines Group, Inc.	19,423	906,860
Delta Air Lines, Inc.	76,095	3,743,113
Southwest Airlines Co.	77,429	3,859,061
United Continental Holdings, Inc. (A)	50,162	3,655,807

		13,889,308

Auto Components - 1.6%
Goodyear Tire & Rubber Co.	106,248	3,279,876
Magna International, Inc., Class A	29,169	1,265,934

		4,545,810

Automobiles - 1.7%
Fiat Chrysler Automobiles NV	111,069	1,012,949
General Motors Co.	114,072	3,974,269

		4,987,218

Banks - 9.2%
Bank of America Corp.	303,902	6,716,234
Citigroup, Inc.	84,308	5,010,424
Citizens Financial Group, Inc.	83,802	2,985,865
JPMorgan Chase & Co.	93,536	8,071,222
SunTrust Banks, Inc.	69,402	3,806,700

		26,590,445

Beverages - 3.0%
Dr Pepper Snapple Group, Inc.	36,134	3,276,270
PepsiCo, Inc.	51,224	5,359,567

		8,635,837

Biotechnology - 4.7%
Amgen, Inc.	32,144	4,699,774
Biogen, Inc. (A)	14,433	4,092,910
Gilead Sciences, Inc.	64,313	4,605,454

		13,398,138

Building Products - 0.8%
Masco Corp.	70,860	2,240,593

Chemicals - 1.3%
LyondellBasell Industries NV, Class A	42,192	3,619,230

Commercial Services & Supplies - 0.1%
Waste Management, Inc.	4,239	300,587

Communications Equipment - 0.5%
Cisco Systems, Inc.	48,454	1,464,280

Construction & Engineering - 1.7%
Jacobs Engineering Group, Inc. (A)	22,659	1,291,563
Quanta Services, Inc. (A)	100,426	3,499,846

		4,791,409

Containers & Packaging - 1.4%
Avery Dennison Corp.	35,079	2,463,247
International Paper Co.	29,496	1,565,058

		4,028,305

Diversified Telecommunication Services - 3.3%
AT&T, Inc.	72,693	3,091,633
Verizon Communications, Inc.	118,917	6,347,790

		9,439,423

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities - 1.5%
American Electric Power Co., Inc.	7,222	$ 454,697
Edison International	11,298	813,343
Entergy Corp., Class B	37,675	2,767,982
Exelon Corp.	6,913	245,343

		4,281,365

Energy Equipment & Services - 1.9%
Ensco PLC, Class A	222,576	2,163,439
Helmerich & Payne, Inc.	41,786	3,234,236

		5,397,675

Equity Real Estate Investment Trusts - 1.8%
Apartment Investment & Management Co., Class A	31,219	1,418,904
General Growth Properties, Inc.	9,398	234,762
Host Hotels & Resorts, Inc.	193,444	3,644,485

		5,298,151

Food & Staples Retailing - 2.2%
Sysco Corp.	59,603	3,300,218
Wal-Mart Stores, Inc.	44,657	3,086,692

		6,386,910

Food Products - 0.7%
Tyson Foods, Inc., Class A	34,114	2,104,152

Health Care Equipment & Supplies - 1.2%
Baxter International, Inc.	76,666	3,399,370

Health Care Providers & Services - 1.2%
Quest Diagnostics, Inc.	38,471	3,535,485

Hotels, Restaurants & Leisure - 1.3%
McDonald’s Corp.	30,539	3,717,207

Independent Power & Renewable Electricity Producers - 1.2%
AES Corp.	268,310	3,117,762
NRG Energy, Inc.	32,781	401,895

		3,519,657

Insurance - 5.7%
Aflac, Inc.	25,977	1,807,999
Allstate Corp.	52,263	3,873,734
American International Group, Inc.	29,818	1,947,414
Lincoln National Corp.	25,556	1,693,596
Prudential Financial, Inc.	28,158	2,930,121
Travelers Cos., Inc.	20,060	2,455,745
Unum Group	37,620	1,652,647

		16,361,256

Internet & Direct Marketing Retail - 0.3%
Priceline Group, Inc. (A)	538	788,740

Internet Software & Services - 2.9%
Alphabet, Inc., Class A (A)	1,900	1,505,655
eBay, Inc. (A)	124,614	3,699,789
VeriSign, Inc. (A) (B)	40,338	3,068,512

		8,273,956

IT Services - 1.9%
Teradata Corp. (A) (B)	103,119	2,801,743
Xerox Corp.	307,022	2,680,302

		5,482,045

Media - 0.8%
Discovery Communications, Inc., Series A (A) (B)	82,322	2,256,446

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining - 0.2%
Teck Resources, Ltd., Class B	28,370	$ 568,251

Multi-Utilities - 0.3%
Public Service Enterprise Group, Inc.	19,554	858,030

Multiline Retail - 0.9%
Kohl’s Corp.	49,557	2,447,125

Oil, Gas & Consumable Fuels - 5.2%
Canadian Natural Resources, Ltd.	90,255	2,877,330
Chevron Corp.	18,980	2,233,946
Exxon Mobil Corp.	11,409	1,029,776
Murphy Oil Corp.	12,156	378,416
Southwestern Energy Co. (A)	82,200	889,404
Tesoro Corp.	39,995	3,497,563
Valero Energy Corp.	58,063	3,966,864

		14,873,299

Pharmaceuticals - 6.8%
Johnson & Johnson	69,953	8,059,285
Merck & Co., Inc.	92,740	5,459,604
Pfizer, Inc.	188,944	6,136,901

		19,655,790

Semiconductors & Semiconductor Equipment - 3.4%
Applied Materials, Inc., Class A	121,727	3,928,130
Intel Corp.	157,927	5,728,013

		9,656,143

Software - 9.0%
CA, Inc.	97,331	3,092,206
Citrix Systems, Inc. (A)	40,347	3,603,391
Intuit, Inc.	32,104	3,679,439
Microsoft Corp.	168,999	10,501,598
Oracle Corp.	71,226	2,738,640
Symantec Corp.	96,450	2,304,190

		25,919,464

Specialty Retail - 3.1%
Bed Bath & Beyond, Inc.	68,161	2,770,063
Best Buy Co., Inc.	75,046	3,202,213
Staples, Inc.	234,212	2,119,619
Urban Outfitters, Inc. (A)	32,126	914,948

		9,006,843

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals - 3.2%
Apple, Inc.	48,331	$ 5,597,696
HP, Inc.	153,691	2,280,775
NetApp, Inc.	39,097	1,378,951

		9,257,422

Textiles, Apparel & Luxury Goods - 2.0%
Coach, Inc., Class A	81,243	2,845,130
Michael Kors Holdings, Ltd. (A)	66,525	2,859,244

		5,704,374

Tobacco - 3.2%
Altria Group, Inc.	62,630	4,235,041
Philip Morris International, Inc.	55,382	5,066,899

		9,301,940

Total Common Stocks (Cost $244,447,968)		283,683,052

SECURITIES LENDING COLLATERAL - 2.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	7,149,063	7,149,063

Total Securities Lending Collateral (Cost $7,149,063)		7,149,063

	Principal	Value
REPURCHASE AGREEMENT - 1.2%
State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $3,560,883 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $3,633,621.	$ 3,560,871	3,560,871

Total Repurchase Agreement (Cost $3,560,871)		3,560,871

Total Investments (Cost $255,157,902) (D)		294,392,986
Net Other Assets (Liabilities) - (2.4)%		(6,841,515)

Net Assets - 100.0%		$ 287,551,471

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$283,683,052	$—	$—	$283,683,052
Securities Lending Collateral	7,149,063	—	—	7,149,063
Repurchase Agreement	—	3,560,871	—	3,560,871

Total Investments	$290,832,115	$3,560,871	$—	$294,392,986

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $6,997,240. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $256,017,290. Aggregate gross unrealized appreciation and depreciation for all securities is $42,992,516 and $4,616,820, respectively. Net unrealized appreciation for tax purposes is $38,375,696.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Growth Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 96.7%
Aerospace & Defense - 1.2%
Boeing Co.	46,045	$ 7,168,286
General Dynamics Corp.	16,268	2,808,833

		9,977,119

Air Freight & Logistics - 0.7%
FedEx Corp.	29,875	5,562,725

Automobiles - 0.5%
Tesla Motors, Inc. (A)	17,689	3,779,963

Banks - 0.9%
JPMorgan Chase & Co.	50,983	4,399,323
M&T Bank Corp.	17,939	2,806,198

		7,205,521

Beverages - 2.0%
Constellation Brands, Inc., Class A	19,438	2,980,040
Molson Coors Brewing Co., Class B	37,581	3,657,007
Monster Beverage Corp. (A)	220,593	9,781,094

		16,418,141

Biotechnology - 5.3%
Alexion Pharmaceuticals, Inc. (A)	51,499	6,300,903
Alkermes PLC (A)	38,461	2,137,662
Biogen, Inc. (A)	11,565	3,279,603
BioMarin Pharmaceutical, Inc. (A)	29,490	2,442,952
Celgene Corp. (A)	95,599	11,065,584
Incyte Corp. (A)	27,456	2,753,013
Regeneron Pharmaceuticals, Inc., Class A (A)	22,917	8,412,602
Shire PLC, Class B, ADR (B)	40,701	6,934,636

		43,326,955

Building Products - 0.5%
Fortune Brands Home & Security, Inc.	70,385	3,762,782

Capital Markets - 2.6%
BlackRock, Inc., Class A	15,655	5,957,354
Goldman Sachs Group, Inc.	32,337	7,743,095
Intercontinental Exchange, Inc.	71,480	4,032,901
S&P Global, Inc.	35,973	3,868,536

		21,601,886

Chemicals - 1.3%
Albemarle Corp.	29,731	2,559,244
PPG Industries, Inc.	48,796	4,623,909
Sherwin-Williams Co.	12,898	3,466,209

		10,649,362

Communications Equipment - 0.5%
Palo Alto Networks, Inc. (A)	31,861	3,984,218

Consumer Finance - 0.5%
Capital One Financial Corp.	48,400	4,222,416

Containers & Packaging - 0.5%
Crown Holdings, Inc. (A)	86,458	4,545,097

Electrical Equipment - 0.7%
AMETEK, Inc., Class A	58,784	2,856,902
Eaton Corp. PLC	41,530	2,786,248

		5,643,150

Energy Equipment & Services - 1.1%
Baker Hughes, Inc.	44,053	2,862,124
Halliburton Co.	114,778	6,208,342

		9,070,466

	Shares	Value
COMMON STOCKS (continued)
Food & Staples Retailing - 2.2%
Costco Wholesale Corp.	86,963	$ 13,923,646
Walgreens Boots Alliance, Inc.	52,229	4,322,472

		18,246,118

Food Products - 0.7%
Mondelez International, Inc., Class A	127,383	5,646,888

Health Care Equipment & Supplies - 0.8%
Hologic, Inc. (A)	90,153	3,616,938
Medtronic PLC	45,212	3,220,451

		6,837,389

Health Care Providers & Services - 1.6%
HCA Holdings, Inc. (A)	59,196	4,381,688
UnitedHealth Group, Inc.	56,828	9,094,753

		13,476,441

Hotels, Restaurants & Leisure - 3.6%
Hilton Worldwide Holdings, Inc.	201,112	5,470,246
Marriott International, Inc., Class A	102,365	8,463,538
Starbucks Corp.	282,976	15,710,828

		29,644,612

Household Durables - 0.6%
Mohawk Industries, Inc. (A)	23,250	4,642,560

Household Products - 0.7%
Colgate-Palmolive Co.	94,812	6,204,497

Industrial Conglomerates - 0.9%
Honeywell International, Inc.	64,275	7,446,259

Insurance - 0.5%
Allstate Corp.	58,645	4,346,767

Internet & Direct Marketing Retail - 7.3%
Amazon.com, Inc. (A)	49,284	36,956,593
Expedia, Inc.	17,130	1,940,486
Netflix, Inc. (A)	111,251	13,772,874
Priceline Group, Inc. (A)	5,230	7,667,494

		60,337,447

Internet Software & Services - 12.3%
Alibaba Group Holding, Ltd., ADR (A)	137,269	12,053,591
Alphabet, Inc., Class A (A)	32,480	25,738,776
Alphabet, Inc., Class C (A)	25,802	19,914,500
eBay, Inc. (A)	90,100	2,675,069
Facebook, Inc., Class A (A)	227,555	26,180,203
GoDaddy, Inc., Class A (A) (B)	98,811	3,453,444
Tencent Holdings, Ltd.	447,305	10,942,518

		100,958,101

IT Services - 6.2%
Accenture PLC, Class A	38,629	4,524,615
FleetCor Technologies, Inc. (A)	34,421	4,871,260
Global Payments, Inc.	53,397	3,706,286
MasterCard, Inc., Class A	205,571	21,225,206
PayPal Holdings, Inc. (A)	94,148	3,716,021
Visa, Inc., Class A	165,156	12,885,471

		50,928,859

Life Sciences Tools & Services - 1.0%
Illumina, Inc. (A)	21,178	2,711,631
Thermo Fisher Scientific, Inc.	39,061	5,511,507

		8,223,138

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Machinery - 2.1%
Illinois Tool Works, Inc., Class A	32,411	$ 3,969,051
Middleby Corp. (A)	35,813	4,613,073
Parker-Hannifin Corp.	28,571	3,999,940
Snap-on, Inc.	27,033	4,629,942

		17,212,006

Media - 2.5%
Charter Communications, Inc., Class A (A)	16,421	4,727,934
Comcast Corp., Class A	158,758	10,962,240
Time Warner, Inc.	50,446	4,869,553

		20,559,727

Multiline Retail - 0.5%
Dollar Tree, Inc. (A)	59,333	4,579,321

Oil, Gas & Consumable Fuels - 0.9%
Concho Resources, Inc. (A)	39,885	5,288,751
EOG Resources, Inc.	18,749	1,895,524

		7,184,275

Personal Products - 0.7%
Estee Lauder Cos., Inc., Class A	73,266	5,604,116

Pharmaceuticals - 3.6%
Allergan PLC (A)	54,455	11,436,095
Bristol-Myers Squibb Co.	254,116	14,850,539
Eli Lilly & Co.	49,171	3,616,527

		29,903,161

Professional Services - 0.8%
Equifax, Inc.	27,606	3,263,857
Verisk Analytics, Inc., Class A (A)	43,829	3,557,600

		6,821,457

Road & Rail - 0.5%
JB Hunt Transport Services, Inc.	39,620	3,845,913

Semiconductors & Semiconductor Equipment - 4.2%
Analog Devices, Inc., Class A	51,052	3,707,396
Broadcom, Ltd.	29,135	5,150,194
NVIDIA Corp.	100,647	10,743,061
NXP Semiconductors NV (A)	40,074	3,927,653
QUALCOMM, Inc.	172,266	11,231,743

		34,760,047

Software - 8.9%
Adobe Systems, Inc. (A)	130,170	13,401,001
Electronic Arts, Inc. (A)	51,414	4,049,367
Microsoft Corp.	424,394	26,371,843
Mobileye NV (A)	50,622	1,929,711
Red Hat, Inc. (A)	67,864	4,730,121
salesforce.com, Inc. (A)	156,005	10,680,102
ServiceNow, Inc. (A)	31,701	2,356,652
Splunk, Inc. (A)	65,980	3,374,877
Workday, Inc., Class A (A) (B)	100,088	6,614,816

		73,508,490

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail - 5.8%
Advance Auto Parts, Inc.	30,855	$ 5,218,198
Home Depot, Inc.	34,499	4,625,626
Industria de Diseno Textil SA	255,492	8,721,846
Lowe’s Cos., Inc.	84,081	5,979,841
Michaels Cos., Inc. (A)	97,963	2,003,343
O’Reilly Automotive, Inc. (A)	26,084	7,262,046
TJX Cos., Inc.	152,545	11,460,706
Ulta Salon Cosmetics & Fragrance, Inc. (A)	8,562	2,182,796

		47,454,402

Technology Hardware, Storage & Peripherals - 5.7%
Apple, Inc.	384,110	44,487,620
Western Digital Corp.	32,683	2,220,810

		46,708,430

Textiles, Apparel & Luxury Goods - 2.7%
adidas AG	42,241	6,676,421
NIKE, Inc., Class B	231,190	11,751,388
VF Corp.	72,579	3,872,089

		22,299,898

Tobacco - 1.1%
Altria Group, Inc.	134,752	9,111,930

Total Common Stocks (Cost $647,806,492)		796,242,050

SECURITIES LENDING COLLATERAL - 1.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	13,873,997	13,873,997

Total Securities Lending Collateral (Cost $13,873,997)		13,873,997

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $7,964,615 on 01/03/2017. Collateralized by U.S. Government Obligations, 1.88%, due 08/31/2022, and with a total value of $8,127,068.	$ 7,964,588	7,964,588

Total Repurchase Agreement (Cost $7,964,588)		7,964,588

Total Investments (Cost $669,645,077) (D)		818,080,635
Net Other Assets (Liabilities) - 0.6%		4,987,456

Net Assets - 100.0%		$ 823,068,091

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Large Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$769,901,265	$26,340,785	$—	$796,242,050
Securities Lending Collateral	13,873,997	—	—	13,873,997
Repurchase Agreement	—	7,964,588	—	7,964,588

Total Investments	$783,775,262	$34,305,373	$—	$818,080,635

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $13,584,516. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $672,992,642. Aggregate gross unrealized appreciation and depreciation for all securities is $158,798,330 and $13,710,337, respectively. Net unrealized appreciation for tax purposes is $145,087,993.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Mid Value Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 95.2%
Airlines - 1.4%
Alaska Air Group, Inc.	74,100	$ 6,574,893
JetBlue Airways Corp. (A)	256,600	5,752,972

		12,327,865

Auto Components - 0.4%
BorgWarner, Inc.	93,471	3,686,496

Banks - 5.2%
CIT Group, Inc.	205,500	8,770,740
Citizens Financial Group, Inc.	148,336	5,285,212
Fifth Third Bancorp	233,971	6,310,198
First Republic Bank, Class A	48,906	4,506,199
Huntington Bancshares, Inc., Class A	245,105	3,240,288
Investors Bancorp, Inc.	102,247	1,426,346
M&T Bank Corp.	47,080	7,364,724
SunTrust Banks, Inc.	111,240	6,101,514
Zions Bancorporation	42,640	1,835,225

		44,840,446

Beverages - 1.0%
Constellation Brands, Inc., Class A	23,872	3,659,816
Dr Pepper Snapple Group, Inc.	55,656	5,046,330

		8,706,146

Biotechnology - 0.6%
United Therapeutics Corp. (A)	39,400	5,651,142

Building Products - 0.4%
Fortune Brands Home & Security, Inc.	66,938	3,578,506

Capital Markets - 2.3%
Ameriprise Financial, Inc.	25,710	2,852,267
Invesco, Ltd.	133,222	4,041,956
Northern Trust Corp.	52,248	4,652,684
Raymond James Financial, Inc.	57,326	3,970,972
T. Rowe Price Group, Inc.	63,572	4,784,429

		20,302,308

Chemicals - 0.3%
Sherwin-Williams Co.	9,551	2,566,736

Communications Equipment - 1.9%
ARRIS International PLC (A)	253,000	7,622,890
CommScope Holding Co., Inc. (A)	99,316	3,694,555
EchoStar Corp., Class A (A)	104,824	5,386,906

		16,704,351

Consumer Finance - 0.4%
Ally Financial, Inc.	162,639	3,093,394

Containers & Packaging - 1.7%
Ball Corp.	67,712	5,083,140
Silgan Holdings, Inc.	74,426	3,809,123
WestRock Co.	116,415	5,910,389

		14,802,652

Distributors - 0.4%
Genuine Parts Co.	39,480	3,771,919

Diversified Consumer Services - 0.8%
H&R Block, Inc.	310,500	7,138,395

Diversified Financial Services - 0.3%
Leucadia National Corp.	105,000	2,441,250

Electric Utilities - 6.2%
Alliant Energy Corp.	166,800	6,320,052
Edison International	75,363	5,425,382

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities (continued)
FirstEnergy Corp.	428,300	$ 13,264,451
PPL Corp.	406,300	13,834,515
Westar Energy, Inc., Class A	45,844	2,583,309
Xcel Energy, Inc.	309,728	12,605,930

		54,033,639

Electrical Equipment - 1.3%
AMETEK, Inc., Class A	93,055	4,522,473
Hubbell, Inc., Class B	38,624	4,507,421
Regal Beloit Corp.	30,346	2,101,460

		11,131,354

Electronic Equipment, Instruments & Components - 2.9%
Amphenol Corp., Class A	74,409	5,000,285
Arrow Electronics, Inc. (A)	83,313	5,940,217
Avnet, Inc.	138,400	6,589,224
CDW Corp.	77,152	4,018,848
Keysight Technologies, Inc. (A)	109,832	4,016,556

		25,565,130

Energy Equipment & Services - 0.3%
Transocean, Ltd. (A)	188,700	2,781,438

Equity Real Estate Investment Trusts - 6.5%
American Campus Communities, Inc.	43,106	2,145,386
American Homes 4 Rent, Class A	82,773	1,736,578
AvalonBay Communities, Inc.	22,981	4,071,084
Boston Properties, Inc.	30,528	3,839,812
Brixmor Property Group, Inc.	139,004	3,394,478
Communications Sales & Leasing, Inc.	329,600	8,375,136
Crown Castle International Corp.	65,800	5,709,466
Essex Property Trust, Inc.	9,257	2,152,252
Gaming and Leisure Properties, Inc.	75,600	2,314,872
General Growth Properties, Inc.	73,291	1,830,809
HCP, Inc.	26,452	786,153
Kimco Realty Corp.	152,000	3,824,320
Outfront Media, Inc.	107,858	2,682,428
Rayonier, Inc.	100,031	2,660,825
Regency Centers Corp.	37,574	2,590,727
Vornado Realty Trust, Class A	45,384	4,736,728
Weyerhaeuser Co.	88,484	2,662,484
WP Carey, Inc.	19,249	1,137,423

		56,650,961

Food & Staples Retailing - 2.3%
Casey’s General Stores, Inc.	36,700	4,362,896
Kroger Co.	160,299	5,531,919
Rite Aid Corp. (A)	142,559	1,174,686
Whole Foods Market, Inc.	304,000	9,351,040

		20,420,541

Food Products - 1.1%
Kellogg Co.	92,400	6,810,804
TreeHouse Foods, Inc. (A) (B)	37,206	2,685,901

		9,496,705

Gas Utilities - 0.5%
National Fuel Gas Co. (B)	71,630	4,057,123

Health Care Equipment & Supplies - 0.9%
DENTSPLY SIRONA, Inc.	132,309	7,638,199

Health Care Providers & Services - 6.2%
AmerisourceBergen Corp., Class A	183,953	14,383,285

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Mid Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services (continued)
Cardinal Health, Inc.	135,668	$ 9,764,026
Cigna Corp.	26,191	3,493,618
Henry Schein, Inc. (A)	23,944	3,632,544
Humana, Inc., Class A	22,576	4,606,181
Laboratory Corp. of America Holdings (A)	68,500	8,794,030
MEDNAX, Inc. (A)	97,500	6,499,350
Universal Health Services, Inc., Class B	26,551	2,824,495

		53,997,529

Hotels, Restaurants & Leisure - 0.8%
Hilton Worldwide Holdings, Inc.	200,426	5,451,587
Marriott International, Inc., Class A	15,806	1,306,840

		6,758,427

Household Durables - 1.5%
Mohawk Industries, Inc. (A)	36,647	7,317,673
Newell Brands, Inc.	120,685	5,388,585

		12,706,258

Household Products - 0.2%
Energizer Holdings, Inc.	39,400	1,757,634

Independent Power & Renewable Electricity Producers - 0.6%
AES Corp.	480,200	5,579,924

Industrial Conglomerates - 0.6%
Carlisle Cos., Inc.	45,241	4,989,630

Insurance - 11.0%
Alleghany Corp. (A)	19,425	11,812,731
Allstate Corp.	90,500	6,707,860
Chubb, Ltd.	16,713	2,208,122
Fairfax Financial Holdings, Ltd.	13,900	6,765,130
FNF Group	340,800	11,573,568
Hartford Financial Services Group, Inc.	113,679	5,416,804
Loews Corp.	312,420	14,630,629
Markel Corp. (A)	2,400	2,170,800
Marsh & McLennan Cos., Inc.	70,069	4,735,964
Progressive Corp.	310,805	11,033,577
Unum Group	72,522	3,185,891
Willis Towers Watson PLC	72,747	8,895,503
WR Berkley Corp.	27,433	1,824,569
XL Group, Ltd.	128,823	4,799,945

		95,761,093

Internet & Direct Marketing Retail - 1.7%
Expedia, Inc.	48,985	5,549,021
Liberty Expedia Holdings, Inc., Class A (A)	130,545	5,178,720
Liberty Ventures, Series A (A)	120,560	4,445,047

		15,172,788

Internet Software & Services - 0.2%
Match Group, Inc. (A) (B)	79,398	1,357,706

IT Services - 1.6%
Amdocs, Ltd.	72,300	4,211,475
Jack Henry & Associates, Inc.	59,677	5,298,124
Western Union Co. (B)	201,800	4,383,096

		13,892,695

Life Sciences Tools & Services - 0.5%
Bio-Rad Laboratories, Inc., Class A (A)	24,844	4,528,564

Machinery - 1.4%
IDEX Corp.	50,699	4,565,952
Rexnord Corp. (A)	123,758	2,424,419

	Shares	Value
COMMON STOCKS (continued)
Machinery (continued)
Snap-on, Inc.	30,325	$ 5,193,763

		12,184,134

Media - 6.4%
AMC Networks, Inc., Class A (A)	194,375	10,173,588
CBS Corp., Class B	52,823	3,360,599
Discovery Communications, Inc., Class C (A)	230,600	6,175,468
DISH Network Corp., Class A (A)	117,563	6,810,425
Liberty Media Corp. - Liberty Braves, Class C (A)	58,455	1,203,588
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	233,000	7,903,360
Madison Square Garden Co., Class A (A)	41,933	7,191,929
MSG Networks, Inc., Class A (A)	149,200	3,207,800
News Corp., Class A	405,500	4,647,030
News Corp., Class B	264,700	3,123,460
TEGNA, Inc.	74,898	1,602,068

		55,399,315

Mortgage Real Estate Investment Trusts - 1.4%
Annaly Capital Management, Inc.	1,247,100	12,433,587

Multi-Utilities - 4.3%
CenterPoint Energy, Inc.	175,561	4,325,823
CMS Energy Corp.	257,418	10,713,737
SCANA Corp.	90,300	6,617,184
Sempra Energy	50,081	5,040,152
WEC Energy Group, Inc.	183,702	10,774,122

		37,471,018

Multiline Retail - 0.9%
Kohl’s Corp.	87,931	4,342,033
Nordstrom, Inc.	69,042	3,309,183

		7,651,216

Oil, Gas & Consumable Fuels - 4.4%
Antero Resources Corp. (A)	228,000	5,392,200
Energen Corp. (A)	163,389	9,422,644
EQT Corp.	131,869	8,624,233
Marathon Petroleum Corp.	45,600	2,295,960
PBF Energy, Inc., Class A	138,947	3,873,842
Range Resources Corp.	136,100	4,676,396
Southwestern Energy Co. (A)	187,239	2,025,926
Valero Energy Corp.	32,700	2,234,064

		38,545,265

Personal Products - 0.8%
Coty, Inc., Class A	192,104	3,517,424
Edgewell Personal Care Co. (A)	46,274	3,377,540

		6,894,964

Real Estate Management & Development - 0.6%
CBRE Group, Inc., Class A (A)	155,543	4,898,049

Semiconductors & Semiconductor Equipment - 1.9%
Analog Devices, Inc., Class A	39,924	2,899,281
First Solar, Inc. (A) (B)	152,700	4,900,143
KLA-Tencor Corp.	81,772	6,433,821
Lam Research Corp.	21,800	2,304,914

		16,538,159

Software - 3.0%
CA, Inc.	102,600	3,259,602
Citrix Systems, Inc. (A)	36,900	3,295,539

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Mid Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Software (continued)
Dell Technologies, Inc., Class V (A)	154,200	$ 8,476,374
Synopsys, Inc. (A)	192,105	11,307,300

		26,338,815

Specialty Retail - 2.6%
AutoZone, Inc. (A)	5,146	4,064,260
Bed Bath & Beyond, Inc.	213,258	8,666,805
Best Buy Co., Inc.	65,400	2,790,618
Gap, Inc., Class A	128,196	2,876,718
Tiffany & Co. (B)	54,361	4,209,172

		22,607,573

Technology Hardware, Storage & Peripherals - 1.2%
NetApp, Inc.	173,812	6,130,349
Western Digital Corp.	65,650	4,460,918

		10,591,267

Textiles, Apparel & Luxury Goods - 1.8%
Fossil Group, Inc. (A) (B)	176,300	4,559,118
Michael Kors Holdings, Ltd. (A)	131,400	5,647,572
PVH Corp.	39,724	3,584,694
Ralph Lauren Corp., Class A	18,202	1,644,004

		15,435,388

Trading Companies & Distributors - 0.5%
MSC Industrial Direct Co., Inc., Class A	46,826	4,326,254

Total Common Stocks (Cost $693,540,260)		829,203,948

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	20,756,987	$ 20,756,987

Total Securities Lending Collateral (Cost $20,756,987)		20,756,987

	Principal	Value
REPURCHASE AGREEMENT - 4.6%
State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $40,302,746 on 01/03/2017. Collateralized by U.S. Government Obligations, 1.75% - 1.88%, due 09/30/2022 - 10/31/2022, and with a total value of $41,112,927.	$ 40,302,611	40,302,611

Total Repurchase Agreement (Cost $40,302,611)		40,302,611

Total Investments (Cost $754,599,858) (D)		890,263,546
Net Other Assets (Liabilities) - (2.2)%		(19,562,938)

Net Assets - 100.0%		$ 870,700,608

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$829,203,948	$—	$—	$829,203,948
Securities Lending Collateral	20,756,987	—	—	20,756,987
Repurchase Agreement	—	40,302,611	—	40,302,611

Total Investments	$849,960,935	$40,302,611	$—	$890,263,546

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $20,304,333. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $765,624,222. Aggregate gross unrealized appreciation and depreciation for all securities is $144,335,799 and $19,696,475, respectively. Net unrealized appreciation for tax purposes is $124,639,324.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Mid Growth Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 99.8%
Aerospace & Defense - 3.1%
Spirit Aerosystems Holdings, Inc., Class A	54,369	$ 3,172,431

Airlines - 2.8%
JetBlue Airways Corp. (A)	126,651	2,839,515

Auto Components - 2.5%
Delphi Automotive PLC, Class A	38,055	2,563,004

Banks - 6.6%
CIT Group, Inc.	101,336	4,325,020
FNB Corp.	144,464	2,315,758

		6,640,778

Biotechnology - 2.9%
BioMarin Pharmaceutical, Inc. (A)	35,578	2,947,282

Chemicals - 3.8%
Eastman Chemical Co.	32,088	2,413,338
Olin Corp.	55,257	1,415,132

		3,828,470

Communications Equipment - 3.2%
F5 Networks, Inc., Class B (A)	9,468	1,370,209
Motorola Solutions, Inc.	22,577	1,871,408

		3,241,617

Construction Materials - 1.8%
Eagle Materials, Inc.	18,918	1,863,991

Consumer Finance - 6.2%
Ally Financial, Inc.	159,463	3,032,986
Discover Financial Services	44,276	3,191,857

		6,224,843

Diversified Telecommunication Services - 3.4%
Level 3 Communications, Inc. (A)	60,986	3,437,171

Food Products - 2.0%
TreeHouse Foods, Inc. (A)	28,248	2,039,223

Health Care Equipment & Supplies - 3.7%
Align Technology, Inc. (A)	17,258	1,659,011
Boston Scientific Corp. (A)	93,752	2,027,856

		3,686,867

Health Care Providers & Services - 6.9%
Cardinal Health, Inc.	33,810	2,433,306
Laboratory Corp. of America Holdings (A)	19,229	2,468,619
Universal Health Services, Inc., Class B	19,210	2,043,560

		6,945,485

Hotels, Restaurants & Leisure - 3.1%
Wyndham Worldwide Corp.	40,821	3,117,500

Household Durables - 1.8%
Whirlpool Corp.	10,195	1,853,145

Insurance - 2.1%
Hartford Financial Services Group, Inc.	44,797	2,134,577

Internet Software & Services - 3.3%
IAC/InterActiveCorp (A)	51,193	3,316,794

	Shares	Value
COMMON STOCKS (continued)
IT Services - 2.6%
Sabre Corp.	103,307	$ 2,577,510

Life Sciences Tools & Services - 1.8%
Bio-Techne Corp.	17,381	1,787,288

Machinery - 2.1%
Ingersoll-Rand PLC	28,412	2,132,036

Media - 2.4%
Cinemark Holdings, Inc.	62,748	2,407,013

Oil, Gas & Consumable Fuels - 4.2%
Cheniere Energy, Inc. (A)	64,045	2,653,384
Rice Energy, Inc. (A)	72,888	1,556,159

		4,209,543

Pharmaceuticals - 5.0%
Mylan NV (A)	84,061	3,206,927
Perrigo Co. PLC	22,529	1,875,089

		5,082,016

Road & Rail - 2.0%
Ryder System, Inc., Class A	27,129	2,019,483

Semiconductors & Semiconductor Equipment - 9.0%
Micron Technology, Inc. (A)	143,442	3,144,249
NXP Semiconductors NV (A)	36,651	3,592,164
Skyworks Solutions, Inc.	31,469	2,349,476

		9,085,889

Software - 3.6%
Fortinet, Inc. (A)	70,283	2,116,924
Workday, Inc., Class A (A)	23,429	1,548,423

		3,665,347

Specialty Retail - 4.3%
Signet Jewelers, Ltd.	26,885	2,534,180
Williams-Sonoma, Inc., Class A (B)	37,600	1,819,464

		4,353,644

Trading Companies & Distributors - 3.6%
Air Lease Corp., Class A	106,042	3,640,422

Total Common Stocks (Cost $93,373,995)		100,812,884

SECURITIES LENDING COLLATERAL - 1.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	1,861,200	1,861,200

Total Securities Lending Collateral (Cost $1,861,200)		1,861,200

Total Investments (Cost $95,235,195) (D)		102,674,084
Net Other Assets (Liabilities) - (1.7)%		(1,699,681)

Net Assets - 100.0%		$ 100,974,403

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Mid Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$100,812,884	$—	$—	$100,812,884
Securities Lending Collateral	1,861,200	—	—	1,861,200

Total Investments	$102,674,084	$—	$—	$102,674,084

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the security is on loan. The value of the security on loan is $1,819,464. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $95,767,558. Aggregate gross unrealized appreciation and depreciation for all securities is $9,566,961 and $2,660,435, respectively. Net unrealized appreciation for tax purposes is $6,906,526.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Value Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 96.4%
Airlines - 1.1%
Hawaiian Holdings, Inc. (A)	13,710	$ 781,470

Auto Components - 2.6%
Fox Factory Holding Corp. (A)	33,600	932,400
Tenneco, Inc. (A)	14,540	908,314

		1,840,714

Banks - 17.9%
1st Source Corp.	14,385	642,434
Associated Banc-Corp.	42,865	1,058,765
Banc of California, Inc.	53,890	934,992
Berkshire Hills Bancorp, Inc.	27,290	1,005,637
Cathay General Bancorp	24,260	922,608
Customers Bancorp, Inc. (A)	37,125	1,329,817
Enterprise Financial Services Corp.	15,270	656,610
FB Financial Corp. (A)	21,831	566,514
First Citizens BancShares, Inc., Class A	2,770	983,350
First Merchants Corp.	21,590	812,864
Hanmi Financial Corp., Class B	35,855	1,251,339
Popular, Inc.	26,645	1,167,584
Preferred Bank	11,960	626,943
TriCo Bancshares	19,933	681,310

		12,640,767

Biotechnology - 0.7%
Retrophin, Inc. (A) (B)	27,920	528,526

Building Products - 0.9%
Griffon Corp.	25,025	655,655

Capital Markets - 5.2%
Donnelley Financial Solutions, Inc. (A)	49,370	1,134,523
Evercore Partners, Inc., Class A	15,745	1,081,681
KCG Holdings, Inc., Class A (A)	47,770	632,953
Piper Jaffray Cos. (A)	11,180	810,550

		3,659,707

Chemicals - 1.2%
Rayonier Advanced Materials, Inc. (B)	54,100	836,386

Commercial Services & Supplies - 1.2%
Multi-Color Corp.	11,360	881,536

Construction & Engineering - 1.5%
EMCOR Group, Inc.	14,910	1,055,032

Construction Materials - 1.3%
US Concrete, Inc. (A) (B)	14,440	945,820

Containers & Packaging - 1.3%
Owens-Illinois, Inc. (A)	52,285	910,282

Electric Utilities - 1.0%
Spark Energy, Inc., Class A (B)	23,450	710,535

Electronic Equipment, Instruments & Components - 6.2%
ePlus, Inc.	9,794	1,128,269
Orbotech, Ltd. (A)	36,730	1,227,149
Sanmina Corp. (A)	23,390	857,243
Vishay Intertechnology, Inc.	73,250	1,186,650

		4,399,311

Energy Equipment & Services - 2.1%
Dril-Quip, Inc., Class A (A) (B)	10,345	621,217
Rowan Cos. PLC, Class A	44,245	835,788

		1,457,005

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts - 9.9%
CareTrust REIT, Inc.	65,005	$ 995,877
DCT Industrial Trust, Inc.	24,155	1,156,541
DuPont Fabros Technology, Inc. (B)	12,110	531,992
First Industrial Realty Trust, Inc.	34,695	973,195
Lexington Realty Trust	106,580	1,151,064
Summit Hotel Properties, Inc.	64,980	1,041,629
Xenia Hotels & Resorts, Inc.	58,305	1,132,283

		6,982,581

Gas Utilities - 2.4%
ONE Gas, Inc.	11,352	726,074
Southwest Gas Corp.	12,795	980,353

		1,706,427

Health Care Providers & Services - 1.4%
HealthSouth Corp.	23,485	968,521

Hotels, Restaurants & Leisure - 2.4%
Bloomin’ Brands, Inc.	44,380	800,171
Ruth’s Hospitality Group, Inc.	47,425	867,878

		1,668,049

Household Products - 1.4%
Central Garden & Pet Co., Class A (A)	32,244	996,340

Insurance - 4.5%
CNO Financial Group, Inc.	64,790	1,240,728
Employers Holdings, Inc.	18,606	736,798
Federated National Holding Co.	26,890	502,574
Selective Insurance Group, Inc.	16,618	715,405

		3,195,505

IT Services - 2.1%
Convergys Corp.	32,345	794,393
CoreLogic, Inc. (A)	19,002	699,844

		1,494,237

Leisure Products - 1.3%
Nautilus, Inc., Class A (A)	48,433	896,010

Life Sciences Tools & Services - 1.5%
INC Research Holdings, Inc., Class A (A)	19,635	1,032,801

Machinery - 5.5%
Greenbrier Cos., Inc. (B)	25,020	1,039,581
Harsco Corp.	61,480	836,128
Timken Co.	23,990	952,403
Wabash National Corp. (A) (B)	68,185	1,078,687

		3,906,799

Media - 1.0%
AMC Entertainment Holdings, Inc., Class A	20,940	704,631

Metals & Mining - 1.0%
AK Steel Holding Corp. (A)	72,450	739,714

Multi-Utilities - 1.4%
Black Hills Corp. (B)	16,045	984,200

Multiline Retail - 1.2%
Big Lots, Inc. (B)	17,105	858,842

Oil, Gas & Consumable Fuels - 0.6%
Western Refining, Inc.	10,829	409,878

Paper & Forest Products - 0.2%
Neenah Paper, Inc.	1,359	115,787

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals - 1.0%
Prestige Brands Holdings, Inc. (A)	13,500	$ 703,350

Road & Rail - 1.5%
Swift Transportation Co., Class A (A) (B)	43,950	1,070,622

Semiconductors & Semiconductor Equipment - 2.6%
Cirrus Logic, Inc. (A)	14,590	824,919
Rudolph Technologies, Inc. (A)	43,752	1,021,609

		1,846,528

Specialty Retail - 0.9%
Urban Outfitters, Inc. (A)	21,365	608,475

Thrifts & Mortgage Finance - 6.9%
Dime Community Bancshares, Inc.	32,985	662,999
First Defiance Financial Corp., Class A	14,523	736,897
HomeStreet, Inc.	33,850	1,069,660
MGIC Investment Corp. (A)	108,280	1,103,373
Washington Federal, Inc.	38,820	1,333,467

		4,906,396

Trading Companies & Distributors - 1.5%
MRC Global, Inc. (A)	50,495	1,023,029

Total Common Stocks (Cost $56,156,219)		68,121,468

MASTER LIMITED PARTNERSHIPS - 1.9%
Energy Equipment & Services - 0.9%
Archrock Partners, LP	39,940	640,638

	Shares	Value
MASTER LIMITED PARTNERSHIPS (continued)
Oil, Gas & Consumable Fuels - 1.0%
Tallgrass Energy Partners, LP	14,685	$ 696,803

Total Master Limited Partnerships (Cost $1,166,668)		1,337,441

SECURITIES LENDING COLLATERAL - 8.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	6,273,175	6,273,175

Total Securities Lending Collateral (Cost $6,273,175)		6,273,175

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $572,517 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $587,501.	$ 572,515	572,515

Total Repurchase Agreement (Cost $572,515)		572,515

Total Investments (Cost $64,168,577) (D)		76,304,599
Net Other Assets (Liabilities) - (8.0)%		(5,669,072)

Net Assets - 100.0%		$ 70,635,527

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$68,121,468	$—	$—	$68,121,468
Master Limited Partnerships	1,337,441	—	—	1,337,441
Securities Lending Collateral	6,273,175	—	—	6,273,175
Repurchase Agreement	—	572,515	—	572,515

Total Investments	$75,732,084	$572,515	$—	$76,304,599

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $6,125,428. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $64,239,806. Aggregate gross unrealized appreciation and depreciation for all securities is $12,357,565 and $292,772, respectively. Net unrealized appreciation for tax purposes is $12,064,793.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 98.1%
Aerospace & Defense - 0.6%
Ducommun, Inc. (A)	21,540	$ 550,562
Wesco Aircraft Holdings, Inc. (A)	61,070	912,997

		1,463,559

Auto Components - 1.8%
Cooper-Standard Holdings, Inc. (A)	8,590	888,034
Dana, Inc.	48,785	925,940
Stoneridge, Inc. (A)	46,180	816,924
Superior Industries International, Inc.	32,560	857,956
Tower International, Inc.	34,380	974,673

		4,463,527

Banks - 5.6%
Bank of the Ozarks, Inc.	20,055	1,054,692
Banner Corp.	15,865	885,426
Columbia Banking System, Inc.	20,640	922,195
Enterprise Financial Services Corp.	21,300	915,900
First Busey Corp.	25,500	784,890
First Interstate BancSystem, Inc., Class A	20,265	862,276
First Merchants Corp.	26,440	995,466
First Midwest Bancorp, Inc.	34,435	868,795
Heartland Financial USA, Inc.	18,360	881,280
Heritage Financial Corp.	26,905	692,804
LegacyTexas Financial Group, Inc.	21,310	917,609
MB Financial, Inc.	18,770	886,507
Old National Bancorp	48,130	873,560
Preferred Bank	17,070	894,809
S&T Bancorp, Inc.	23,585	920,758
Sandy Spring Bancorp, Inc.	20,320	812,597

		14,169,564

Biotechnology - 1.7%
AMAG Pharmaceuticals, Inc. (A) (B)	25,125	874,350
Emergent BioSolutions, Inc. (A)	26,135	858,273
Myriad Genetics, Inc. (A) (B)	48,755	812,746
PDL BioPharma, Inc.	345,370	732,184
United Therapeutics Corp. (A) (B)	6,785	973,173

		4,250,726

Capital Markets - 0.3%
Legg Mason, Inc.	26,230	784,539

Chemicals - 2.0%
A. Schulman, Inc.	25,360	848,292
Cabot Corp.	15,795	798,279
Huntsman Corp.	48,290	921,373
Innophos Holdings, Inc.	15,555	812,904
Minerals Technologies, Inc.	10,210	788,723
Stepan Co.	11,210	913,391

		5,082,962

Commercial Services & Supplies - 3.9%
ABM Industries, Inc.	18,630	760,849
ACCO Brands Corp. (A)	64,740	844,857
Brady Corp., Class A	23,510	882,801
CECO Environmental Corp.	55,555	774,992
Ennis, Inc.	36,515	633,535
Essendant, Inc.	42,275	883,547
Herman Miller, Inc.	24,275	830,205
Knoll, Inc.	30,660	856,334
Pitney Bowes, Inc.	55,695	846,007
Quad/Graphics, Inc.	31,520	847,258

	Shares	Value
COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
Steelcase, Inc., Class A	51,430	$ 920,597
Tetra Tech, Inc.	18,955	817,908

		9,898,890

Communications Equipment - 1.6%
Digi International, Inc. (A)	48,910	672,513
Extreme Networks, Inc. (A)	161,755	813,628
Ixia (A)	56,085	902,968
NETGEAR, Inc. (A)	15,185	825,305
Plantronics, Inc.	15,495	848,506

		4,062,920

Construction & Engineering - 2.4%
AECOM (A)	22,325	811,737
Aegion Corp., Class A (A)	33,555	795,254
Chicago Bridge & Iron Co. NV, Class Y	25,150	798,513
EMCOR Group, Inc.	11,690	827,184
MYR Group, Inc. (A)	22,755	857,408
Quanta Services, Inc. (A)	28,725	1,001,066
Tutor Perini Corp. (A)	30,515	854,420

		5,945,582

Consumer Finance - 1.2%
EZCORP, Inc., Class A (A)	76,365	813,287
Green Dot Corp., Class A (A)	34,110	803,291
Navient Corp.	47,195	775,414
Nelnet, Inc., Class A	14,195	720,396

		3,112,388

Containers & Packaging - 1.0%
Greif, Inc., Class A	15,195	779,655
Owens-Illinois, Inc. (A)	44,570	775,964
Sonoco Products Co.	15,985	842,410

		2,398,029

Diversified Consumer Services - 2.0%
American Public Education, Inc. (A)	28,075	689,241
Capella Education Co.	9,608	843,583
DeVry Education Group, Inc.	27,840	868,608
K12, Inc. (A)	51,732	887,721
Regis Corp. (A)	53,455	776,167
Strayer Education, Inc. (A)	11,199	902,975

		4,968,295

Diversified Telecommunication Services - 0.9%
Cogent Communications Holdings, Inc.	23,370	966,349
Consolidated Communications Holdings, Inc. (B)	27,830	747,236
IDT Corp., Class B	31,880	591,055

		2,304,640

Electric Utilities - 1.0%
ALLETE, Inc.	13,340	856,295
Hawaiian Electric Industries, Inc.	26,315	870,237
Portland General Electric Co.	19,040	825,003

		2,551,535

Electrical Equipment - 0.6%
General Cable Corp.	43,675	832,009
Regal Beloit Corp.	11,430	791,527

		1,623,536

Electronic Equipment, Instruments & Components - 5.5%
Anixter International, Inc. (A)	10,415	844,136

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (continued)
AVX Corp.	42,835	$ 669,511
Benchmark Electronics, Inc. (A)	31,965	974,932
Celestica, Inc. (A)	67,435	799,105
Insight Enterprises, Inc. (A)	24,740	1,000,486
Itron, Inc. (A)	12,755	801,652
Methode Electronics, Inc.	23,185	958,700
Orbotech, Ltd. (A)	25,500	851,955
PCM, Inc. (A)	38,140	858,150
Plexus Corp. (A)	16,205	875,718
Rogers Corp. (A)	11,040	847,982
Sanmina Corp. (A)	24,900	912,585
ScanSource, Inc. (A)	22,215	896,375
Tech Data Corp. (A)	10,245	867,547
TTM Technologies, Inc. (A)	59,899	816,423
Vishay Intertechnology, Inc.	57,790	936,198

		13,911,455

Energy Equipment & Services - 3.8%
Diamond Offshore Drilling, Inc. (A)	47,610	842,697
Ensco PLC, Class A	96,690	939,827
McDermott International, Inc. (A) (B)	126,990	938,456
Nabors Industries, Ltd.	62,910	1,031,724
Noble Corp. PLC	135,145	800,058
Oceaneering International, Inc.	31,770	896,232
Precision Drilling Corp. (A)	177,690	968,410
Rowan Cos. PLC, Class A (A)	54,810	1,035,361
Transocean, Ltd. (A) (B)	79,690	1,174,631
Unit Corp. (A)	39,345	1,057,200

		9,684,596

Equity Real Estate Investment Trusts - 6.9%
Care Capital Properties, Inc.	35,215	880,375
CBL & Associates Properties, Inc.	69,540	799,710
Chatham Lodging Trust	42,955	882,725
Chesapeake Lodging Trust	33,235	859,457
DiamondRock Hospitality Co.	82,190	947,651
Government Properties Income Trust (B)	44,065	840,099
Hersha Hospitality Trust, Class A	41,740	897,410
LaSalle Hotel Properties	30,890	941,218
Lexington Realty Trust	80,255	866,754
Medical Properties Trust, Inc.	67,880	834,924
National Health Investors, Inc.	10,580	784,719
Pebblebrook Hotel Trust (B)	28,630	851,743
Piedmont Office Realty Trust, Inc., Class A	42,395	886,480
RLJ Lodging Trust	35,300	864,497
Sabra Healthcare REIT, Inc.	38,320	935,774
Select Income REIT	32,640	822,528
Senior Housing Properties Trust	45,680	864,722
Summit Hotel Properties, Inc.	60,545	970,536
Whitestone REIT	44,100	634,158
Xenia Hotels & Resorts, Inc.	52,035	1,010,520

		17,376,000

Food & Staples Retailing - 1.0%
SpartanNash Co.	24,580	971,893
United Natural Foods, Inc. (A)	17,050	813,626
Village Super Market, Inc., Class A	23,645	730,631

		2,516,150

	Shares	Value
COMMON STOCKS (continued)
Food Products - 1.0%
Fresh Del Monte Produce, Inc.	13,475	$ 816,989
Lancaster Colony Corp.	6,060	856,824
Sanderson Farms, Inc. (B)	10,250	965,960

		2,639,773

Gas Utilities - 0.3%
Southwest Gas Corp.	11,165	855,462

Health Care Equipment & Supplies - 4.2%
Analogic Corp.	9,465	785,122
AngioDynamics, Inc. (A)	47,270	797,445
Haemonetics Corp. (A)	20,850	838,170
Halyard Health, Inc. (A)	22,485	831,495
Hill-Rom Holdings, Inc.	15,055	845,188
ICU Medical, Inc., Class B (A)	5,345	787,586
LeMaitre Vascular, Inc.	32,775	830,518
Masimo Corp. (A)	13,750	926,750
Meridian Bioscience, Inc.	48,700	861,990
Natus Medical, Inc. (A)	20,700	720,360
OraSure Technologies, Inc. (A)	100,880	885,726
Orthofix International NV, Series B (A)	21,790	788,362
Surmodics, Inc. (A)	24,635	625,729

		10,524,441

Health Care Providers & Services - 7.5%
Aceto Corp.	44,085	968,547
Addus HomeCare Corp. (A)	24,605	862,405
Amedisys, Inc. (A)	20,485	873,276
BioTelemetry, Inc. (A)	42,220	943,617
Chemed Corp.	5,932	951,552
Community Health Systems, Inc. (A) (B)	152,015	849,764
Cross Country Healthcare, Inc. (A)	55,250	862,453
HealthSouth Corp.	20,190	832,636
Kindred Healthcare, Inc.	126,020	989,257
Landauer, Inc.	11,730	564,213
LHC Group, Inc. (A)	18,920	864,644
LifePoint Health, Inc. (A)	13,550	769,640
Magellan Health, Inc. (A)	11,470	863,118
Molina Healthcare, Inc. (A)	14,220	771,577
Owens & Minor, Inc.	25,250	891,072
Patterson Cos., Inc. (B)	21,275	872,913
PharMerica Corp. (A)	34,610	870,441
Tenet Healthcare Corp. (A)	53,565	794,905
Triple-S Management Corp., Class B (A)	25,922	536,585
Universal American Corp. (A)	61,345	610,383
US Physical Therapy, Inc.	12,900	905,580
VCA, Inc. (A)	12,175	835,814
WellCare Health Plans, Inc. (A)	6,165	845,098

		19,129,490

Health Care Technology - 0.9%
Allscripts Healthcare Solutions, Inc. (A)	73,240	747,781
HMS Holdings Corp. (A)	44,595	809,845
Quality Systems, Inc. (A)	61,175	804,451

		2,362,077

Hotels, Restaurants & Leisure - 0.9%
Arcos Dorados Holdings, Inc., Class A (A)	105,765	571,131
Brinker International, Inc. (B)	16,500	817,245
Cheesecake Factory, Inc.	15,570	932,332

		2,320,708

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Household Durables - 1.1%
Ethan Allen Interiors, Inc.	24,975	$ 920,329
iRobot Corp. (A)	14,800	865,060
La-Z-Boy, Inc.	30,070	933,673

		2,719,062

Household Products - 0.7%
Central Garden & Pet Co. (A)	25,260	835,853
Central Garden & Pet Co., Class A (A)	31,590	976,131

		1,811,984

Independent Power & Renewable Electricity Producers - 0.4%
NRG Energy, Inc.	71,735	879,471

Insurance - 2.7%
Aspen Insurance Holdings, Ltd.	16,850	926,750
Employers Holdings, Inc.	22,835	904,266
First American Financial Corp.	20,130	737,362
Genworth Financial, Inc., Class A (A)	194,220	739,978
Hanover Insurance Group, Inc.	10,320	939,223
Old Republic International Corp.	42,970	816,430
RenaissanceRe Holdings, Ltd.	6,585	897,009
Safety Insurance Group, Inc.	11,635	857,499

		6,818,517

Internet Software & Services - 0.9%
Bankrate, Inc., Class A (A)	77,505	856,430
Blucora, Inc. (A)	56,925	839,644
DHI Group, Inc. (A)	96,605	603,781

		2,299,855

IT Services - 2.5%
Cardtronics PLC, Class A (A)	16,145	881,033
Convergys Corp.	31,685	778,183
CSG Systems International, Inc.	19,593	948,301
Hackett Group, Inc.	35,165	621,014
ManTech International Corp., Class A	18,525	782,681
Perficient, Inc. (A)	40,625	710,531
Sykes Enterprises, Inc. (A)	28,938	835,151
Teradata Corp. (A) (B)	27,010	733,862

		6,290,756

Leisure Products - 0.4%
Brunswick Corp., Class B	16,735	912,727

Life Sciences Tools & Services - 2.0%
Bruker Corp.	39,580	838,304
Cambrex Corp. (A)	16,810	906,900
Charles River Laboratories International, Inc. (A)	11,535	878,852
ICON PLC (A)	11,030	829,456
Luminex Corp. (A)	37,975	768,234
PAREXEL International Corp. (A)	14,150	929,938

		5,151,684

Machinery - 1.1%
Harsco Corp.	62,535	850,476
Timken Co.	23,220	921,834
Wabash National Corp. (A) (B)	58,545	926,182

		2,698,492

Media - 0.4%
Meredith Corp.	15,285	904,108

Metals & Mining - 1.6%
Commercial Metals Co.	37,100	808,038

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining (continued)
Kaiser Aluminum Corp.	10,240	$ 795,546
Kinross Gold Corp. (A)	260,390	809,813
Schnitzer Steel Industries, Inc., Class A	28,610	735,277
SunCoke Energy, Inc. (A)	71,160	806,954

		3,955,628

Mortgage Real Estate Investment Trusts - 3.1%
AG Mortgage Investment Trust, Inc.	47,330	809,816
Anworth Mortgage Asset Corp.	168,805	872,722
ARMOUR Residential REIT, Inc. (B)	36,765	797,433
Blackstone Mortgage Trust, Inc., Class A	29,260	879,848
Capstead Mortgage Corp.	78,500	799,915
Dynex Capital, Inc.	78,480	535,234
Invesco Mortgage Capital, Inc.	54,135	790,371
MFA Financial, Inc.	110,835	845,671
MTGE Investment Corp.	49,875	783,037
New York Mortgage Trust, Inc.	124,315	820,479

		7,934,526

Multi-Utilities - 0.6%
Avista Corp.	19,715	788,403
MDU Resources Group, Inc.	29,025	835,049

		1,623,452

Multiline Retail - 0.6%
Big Lots, Inc. (B)	16,730	840,013
Dillard’s, Inc., Class A	12,140	761,057

		1,601,070

Oil, Gas & Consumable Fuels - 2.9%
Aegean Marine Petroleum Network, Inc.	68,430	694,565
Bill Barrett Corp. (A)	111,850	781,831
CONSOL Energy, Inc.	41,090	749,071
Cosan, Ltd., Class A	102,175	767,334
Denbury Resources, Inc. (A) (B)	269,845	993,030
Pacific Ethanol, Inc. (A)	99,450	944,775
Renewable Energy Group, Inc. (A) (B)	84,230	817,031
Teekay Corp. (B)	108,325	869,850
World Fuel Services Corp.	17,450	801,129

		7,418,616

Paper & Forest Products - 1.3%
Domtar Corp.	20,355	794,456
KapStone Paper and Packaging Corp.	41,230	909,121
Mercer International, Inc.	64,395	685,807
Schweitzer-Mauduit International, Inc.	21,300	969,789

		3,359,173

Personal Products - 0.6%
Medifast, Inc.	20,010	833,016
Nu Skin Enterprises, Inc., Class A	15,525	741,785

		1,574,801

Pharmaceuticals - 0.4%
SciClone Pharmaceuticals, Inc. (A)	80,530	869,724

Professional Services - 2.6%
Acacia Research Corp. (A)	114,435	743,828
FTI Consulting, Inc. (A)	18,535	835,558
ICF International, Inc. (A)	15,090	832,968
Insperity, Inc.	10,910	774,064
Kelly Services, Inc., Class A	36,015	825,464
ManpowerGroup, Inc.	9,520	846,042

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Professional Services (continued)
Mistras Group, Inc. (A)	33,890	$ 870,295
Resources Connection, Inc.	50,640	974,820

		6,703,039

Road & Rail - 0.6%
ArcBest Corp.	27,466	759,435
YRC Worldwide, Inc. (A) (B)	64,740	859,747

		1,619,182

Semiconductors & Semiconductor Equipment - 2.4%
Alpha & Omega Semiconductor, Ltd. (A)	36,730	781,247
Entegris, Inc. (A)	45,230	809,617
Kulicke & Soffa Industries, Inc. (A)	55,545	885,943
Nanometrics, Inc. (A)	34,265	858,681
Rudolph Technologies, Inc. (A)	45,385	1,059,739
Silicon Laboratories, Inc. (A)	12,310	800,150
Teradyne, Inc.	33,085	840,359

		6,035,736

Software - 0.3%
Nuance Communications, Inc. (A)	49,310	734,719

Specialty Retail - 6.4%
Aaron’s, Inc.	28,580	914,274
Abercrombie & Fitch Co., Class A	51,450	617,400
American Eagle Outfitters, Inc. (B)	47,345	718,224
Barnes & Noble, Inc.	65,250	727,538
Big 5 Sporting Goods Corp.	40,700	706,145
Caleres, Inc.	24,965	819,351
Chico’s FAS, Inc.	53,845	774,830
Children’s Place, Inc.	7,955	803,057
Citi Trends, Inc.	30,440	573,490
DSW, Inc., Class A	35,510	804,301
Express, Inc. (A)	64,255	691,384
Finish Line, Inc., Class A (B)	36,700	690,327
Francesca’s Holdings Corp. (A)	48,285	870,579
Genesco, Inc. (A)	12,485	775,319
Hibbett Sports, Inc. (A)	19,830	739,659
Rent-A-Center, Inc.	71,345	802,631
Select Comfort Corp. (A)	34,220	774,056
Shoe Carnival, Inc.	22,490	606,780
Urban Outfitters, Inc. (A)	22,530	641,654
Vitamin Shoppe, Inc. (A)	29,060	690,175
Williams-Sonoma, Inc., Class A (B)	16,475	797,225
Zumiez, Inc. (A) (B)	36,060	787,911

		16,326,310

Technology Hardware, Storage & Peripherals - 0.3%
NCR Corp. (A)	21,250	861,900

Textiles, Apparel & Luxury Goods - 1.1%
Iconix Brand Group, Inc. (A)	98,085	916,114
Movado Group, Inc.	25,080	721,050
Perry Ellis International, Inc. (A)	23,935	596,221
Vera Bradley, Inc. (A)	46,830	548,847

		2,782,232

Thrifts & Mortgage Finance - 1.5%
First Defiance Financial Corp., Class A	12,645	641,607
Flagstar Bancorp, Inc. (A)	30,115	811,298
HomeStreet, Inc. (A)	26,715	844,194

	Shares	Value
COMMON STOCKS (continued)
Thrifts & Mortgage Finance (continued)
United Financial Bancorp, Inc.	37,065	$ 673,101
Washington Federal, Inc.	25,320	869,742

		3,839,942

Trading Companies & Distributors - 1.0%
Applied Industrial Technologies, Inc.	13,885	824,769
Rush Enterprises, Inc., Class A (A)	28,000	893,200
WESCO International, Inc. (A)	13,370	889,774

		2,607,743

Total Common Stocks (Cost $217,972,624)		248,735,293

SECURITIES LENDING COLLATERAL - 6.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	16,227,648	16,227,648

Total Securities Lending Collateral (Cost $16,227,648)		16,227,648

	Principal	Value
REPURCHASE AGREEMENT - 1.8%
State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $4,652,966 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $4,749,380.	$ 4,652,951	4,652,951

Total Repurchase Agreement (Cost $4,652,951)		4,652,951

Total Investments (Cost $238,853,223) (D)		269,615,892
Net Other Assets (Liabilities) - (6.3)%		(15,985,258)

Net Assets - 100.0%		$ 253,630,634

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$248,735,293	$—	$—	$248,735,293
Securities Lending Collateral	16,227,648	—	—	16,227,648
Repurchase Agreement	—	4,652,951	—	4,652,951

Total Investments	$264,962,941	$4,652,951	$—	$269,615,892

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $15,816,814. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $240,290,969. Aggregate gross unrealized appreciation and depreciation for all securities is $37,570,937 and $8,246,014, respectively. Net unrealized appreciation for tax purposes is $29,324,923.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Growth Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 96.0%
Auto Components - 2.1%
Dorman Products, Inc. (A)	20,280	$ 1,481,657

Banks - 10.5%
CenterState Banks, Inc.	38,020	956,964
LegacyTexas Financial Group, Inc.	17,650	760,009
Pinnacle Financial Partners, Inc.	21,530	1,492,029
PrivateBancorp, Inc., Class A	20,580	1,115,230
South State Corp.	24,130	2,108,962
Texas Capital Bancshares, Inc. (A)	12,585	986,664

		7,419,858

Biotechnology - 3.8%
Eagle Pharmaceuticals, Inc. (A) (B)	14,990	1,189,306
Repligen Corp. (A)	49,790	1,534,528

		2,723,834

Commercial Services & Supplies - 2.1%
Knoll, Inc.	52,140	1,456,270

Diversified Consumer Services - 2.0%
LCI Industries	13,000	1,400,750

Diversified Telecommunication Services - 1.9%
Cogent Communications Holdings, Inc.	32,175	1,330,436

Food Products - 4.6%
B&G Foods, Inc.	32,645	1,429,851
Calavo Growers, Inc. (B)	17,092	1,049,449
J&J Snack Foods Corp.	5,740	765,888

		3,245,188

Health Care Equipment & Supplies - 5.6%
Cantel Medical Corp.	14,760	1,162,350
Neogen Corp. (A)	20,940	1,382,040
Vascular Solutions, Inc. (A)	25,390	1,424,379

		3,968,769

Health Care Providers & Services - 1.0%
Aceto Corp.	32,840	721,495

Health Care Technology - 3.8%
Cotiviti Holdings, Inc. (A) (B)	42,190	1,451,336
Medidata Solutions, Inc. (A)	25,100	1,246,717

		2,698,053

Hotels, Restaurants & Leisure - 5.3%
Chuy’s Holdings, Inc. (A)	30,972	1,005,042
Popeyes Louisiana Kitchen, Inc. (A)	20,438	1,236,090
Sonic Corp.	57,634	1,527,877

		3,769,009

Internet Software & Services - 4.4%
LogMeIn, Inc. (B)	19,560	1,888,518
SPS Commerce, Inc. (A)	17,160	1,199,312

		3,087,830

IT Services - 2.2%
MAXIMUS, Inc., Class A	28,340	1,581,089

Life Sciences Tools & Services - 7.4%
Cambrex Corp. (A)	33,510	1,807,864
ICON PLC (A)	17,855	1,342,696
PRA Health Sciences, Inc. (A)	38,505	2,122,396

		5,272,956

Oil, Gas & Consumable Fuels - 5.3%
Callon Petroleum Co. (A)	45,750	703,177

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Matador Resources Co. (A) (B)	29,310	$ 755,026
Oasis Petroleum, Inc. (A)	101,870	1,542,312
PDC Energy, Inc. (A)	10,080	731,606

		3,732,121

Personal Products - 1.4%
Inter Parfums, Inc.	31,395	1,028,186

Pharmaceuticals - 4.6%
Prestige Brands Holdings, Inc. (A)	27,080	1,410,868
Supernus Pharmaceuticals, Inc. (A)	72,940	1,841,735

		3,252,603

Professional Services - 4.7%
CEB, Inc.	21,250	1,287,750
WageWorks, Inc. (A)	28,050	2,033,625

		3,321,375

Road & Rail - 2.7%
Knight Transportation, Inc.	20,050	662,653
Saia, Inc. (A)	27,629	1,219,820

		1,882,473

Semiconductors & Semiconductor Equipment - 4.2%
CEVA, Inc. (A)	34,362	1,152,845
Inphi Corp. (A)	23,290	1,039,200
Silicon Laboratories, Inc. (A)	11,840	769,600

		2,961,645

Software - 9.6%
BroadSoft, Inc. (A) (B)	37,425	1,543,781
Callidus Software, Inc. (A)	40,390	678,552
Ellie Mae, Inc. (A)	17,880	1,496,198
Pegasystems, Inc.	54,700	1,969,200
Qualys, Inc. (A)	36,130	1,143,515

		6,831,246

Specialty Retail - 1.6%
Monro Muffler Brake, Inc.	20,374	1,165,393

Textiles, Apparel & Luxury Goods - 4.0%
G-III Apparel Group, Ltd. (A)	31,912	943,319
Steven Madden, Ltd., Class B (A)	52,725	1,884,919

		2,828,238

Trading Companies & Distributors - 1.2%
SiteOne Landscape Supply, Inc. (A) (B)	25,305	878,843

Total Common Stocks (Cost $56,270,698)		68,039,317

SECURITIES LENDING COLLATERAL - 9.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (C)	6,711,735	6,711,735

Total Securities Lending Collateral (Cost $6,711,735)		6,711,735

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners Small Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

Principal	Value
REPURCHASE AGREEMENT - 4.1%

State Street Bank & Trust Co. 0.03% (C), dated 12/30/2016, to be repurchased at $2,905,212 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $2,967,128.

$ 2,905,202	$ 2,905,202

Total Repurchase Agreement (Cost $2,905,202)	2,905,202

Total Investments (Cost $65,887,635) (D)	77,656,254
Net Other Assets (Liabilities) - (9.6)%	(6,776,114)

Net Assets - 100.0%	$ 70,880,140

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$68,039,317	$—	$—	$68,039,317
Securities Lending Collateral	6,711,735	—	—	6,711,735
Repurchase Agreement	—	2,905,202	—	2,905,202

Total Investments	$74,751,052	$2,905,202	$—	$77,656,254

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $6,562,872. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $66,652,215. Aggregate gross unrealized appreciation and depreciation for all securities is $11,615,349 and $611,310, respectively. Net unrealized appreciation for tax purposes is $11,004,039.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners International Equity Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2016

	Shares	Value
COMMON STOCKS - 96.0%
Australia - 2.7%
BHP Billiton PLC, ADR	84,700	$ 2,664,662
Challenger, Ltd.	477,839	3,875,918
Coca-Cola Amatil, Ltd.	123,300	900,472
Sonic Healthcare, Ltd. (A)	164,400	2,538,881

		9,979,933

Brazil - 1.3%
Localiza Rent a Car SA (B)	144,300	1,514,349
Marfrig Global Foods SA (B) (C)	1,550,000	3,143,190

		4,657,539

Canada - 5.4%
Canadian Imperial Bank of Commerce, Class B (A)	26,700	2,178,715
Canadian National Railway Co. (A)	73,300	4,933,071
Fairfax Financial Holdings, Ltd.	5,500	2,656,500
Fairfax India Holdings Corp. (C) (D)	40,000	462,000
Hudson’s Bay Co. (A)	290,300	2,851,866
Suncor Energy, Inc.	201,300	6,581,812

		19,663,964

Chile - 0.5%
Banco Santander Chile, ADR	88,000	1,924,560

China - 2.9%
Baidu, Inc., ADR (C)	11,000	1,808,510
Fosun International, Ltd.	1,128,536	1,597,953
JD.com, Inc., ADR (C)	50,000	1,272,000
Minth Group, Ltd.	550,000	1,712,876
PICC Property & Casualty Co., Ltd., Class H	900,000	1,402,025
Shenzhen Expressway Co., Ltd., Class H	1,776,000	1,518,458
Sinotrans, Ltd., Class H	1,850,000	825,456
Yangtze Optical Fibre and Cable Joint Stock, Ltd. Co., H Shares (D)	300,000	565,607

		10,702,885

Czech Republic - 0.4%
Komercni Banka AS	45,000	1,551,395

Denmark - 0.5%
TDC A/S, Class B (C)	386,800	1,985,893

Egypt - 0.3%
Telecom Egypt Co.	1,400,000	898,069

France - 6.3%
Airbus Group SE	23,600	1,561,106
Arkema SA	15,895	1,555,061
Engie SA	305,800	3,901,434
Publicis Groupe SA	12,000	828,015
Rexel SA	190,024	3,127,451
Sanofi	63,201	5,116,046
Veolia Environnement SA	200,070	3,406,516
Vivendi SA	177,300	3,369,693

		22,865,322

Germany - 7.2%
Allianz SE, Class A	19,302	3,189,966
Deutsche Boerse AG (A) (C)	39,500	3,224,089
Infineon Technologies AG (A)	98,700	1,715,333
Merck KGaA	30,800	3,214,605
METRO AG (A)	100,524	3,342,218
SAP SE	50,900	4,436,952

	Shares	Value
COMMON STOCKS (continued)
Germany (continued)
Siemens AG, Class A	41,787	$ 5,137,694
TUI AG (A)	137,400	1,925,804

		26,186,661

Greece - 0.6%
OPAP SA	263,500	2,329,936

Hong Kong - 4.7%
Cheung Kong Property Holdings, Ltd.	437,000	2,679,650
China Mobile, Ltd.	280,000	2,968,083
China Resources Beer Holdings Co., Ltd. (C)	1,080,000	2,144,819
CK Hutchison Holdings, Ltd.	308,000	3,491,289
First Pacific Co., Ltd.	750,000	524,212
Guangdong Investment, Ltd.	2,322,000	3,066,256
Noble Group, Ltd. (A) (C)	13,981,000	1,641,246
Shun Tak Holdings, Ltd.	1,226,000	423,713

		16,939,268

India - 1.3%
Cairn India, Ltd.	917,457	3,274,701
Hindustan Zinc, Ltd.	375,000	1,408,944

		4,683,645

Indonesia - 0.4%
AKR Corporindo Tbk PT	3,550,000	1,580,998

Ireland - 2.6%
DCC PLC	27,500	2,047,016
Ryanair Holdings PLC, ADR (C)	34,860	2,902,444
Smurfit Kappa Group PLC, Class B	195,215	4,478,723

		9,428,183

Israel - 0.9%
Teva Pharmaceutical Industries, Ltd., ADR	91,700	3,324,125

Italy - 3.9%
Azimut Holding SpA	114,500	1,911,581
Eni SpA, Class B	324,215	5,279,680
Mediobanca SpA	428,500	3,497,976
Prysmian SpA	128,438	3,298,888

		13,988,125

Japan - 21.0%
Aisin Seiki Co., Ltd.	60,900	2,641,823
Astellas Pharma, Inc.	213,400	2,964,320
Bridgestone Corp.	61,500	2,217,420
Daiwa Securities Group, Inc.	620,000	3,821,057
Electric Power Development Co., Ltd.	62,200	1,431,598
FamilyMart UNY Holdings Co., Ltd. (A)	17,000	1,131,636
FANUC Corp.	22,500	3,814,652
FUJIFILM Holdings Corp.	124,200	4,712,958
Hitachi, Ltd.	833,800	4,508,762
Japan Airlines Co., Ltd.	99,500	2,907,316
Komatsu, Ltd.	128,900	2,919,895
Kuraray Co., Ltd.	334,700	5,028,733
Mitsubishi Heavy Industries, Ltd.	615,000	2,802,558
MS&AD Insurance Group Holdings, Inc.	168,700	5,230,963
NEC Corp.	1,533,000	4,066,139
Nippon Telegraph & Telephone Corp.	95,400	4,009,453
ORIX Corp.	337,700	5,270,287
Resona Holdings, Inc.	928,400	4,762,146
SoftBank Group Corp.	50,200	3,335,213

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners International Equity Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Sony Corp.	141,800	$ 3,973,433
Square Enix Holdings Co., Ltd.	20,000	514,225
Sumitomo Mitsui Financial Group, Inc.	109,500	4,178,567

		76,243,154

Macau - 0.8%
MGM China Holdings, Ltd.	1,359,572	2,819,256

Malta - 0.6%
Brait SE (A)	350,000	2,231,437

Mexico - 1.4%
Alpek SAB de CV, Class A (A)	1,303,400	1,556,813
Credito Real SAB de CV SOFOM ER (A)	707,773	936,202
Fomento Economico Mexicano SAB de CV, ADR	10,000	762,100
Grupo Aeroportuario del Centro Norte SAB de CV, Class B (A)	231,320	995,708
Grupo Televisa SAB, ADR	37,000	772,930

		5,023,753

Netherlands - 3.3%
Boskalis Westminster	63,294	2,198,007
Delta Lloyd NV	296,668	1,660,433
Heineken Holding NV, Class A	40,044	2,787,955
Koninklijke Philips NV	175,571	5,359,632

		12,006,027

Philippines - 0.6%
International Container Terminal Services, Inc.	1,550,000	2,237,142

Republic of Korea - 1.2%
Hana Financial Group, Inc.	115,000	2,968,155
Korean Reinsurance Co.	134,102	1,264,881

		4,233,036

Russian Federation - 1.2%
Lukoil PJSC, ADR	74,980	4,207,878

Singapore - 0.9%
DBS Group Holdings, Ltd.	278,600	3,335,928

South Africa - 0.6%
Steinhoff International Holdings NV (A)	452,600	2,349,055

Spain - 1.1%
Aena SA (D)	28,700	3,916,865

Sweden - 1.6%
Investor AB, Class B	98,281	3,673,159
Svenska Cellulosa AB SCA, Class B	75,297	2,126,525

		5,799,684

Switzerland - 4.3%
GAM Holding AG (C)	185,777	2,152,773
Nestle SA	63,964	4,588,599
Novartis AG	60,015	4,367,192
UBS Group AG	291,474	4,565,462

		15,674,026

Taiwan - 2.7%
ChipMOS Technologies, Inc.	3,294,820	2,376,883
Hon Hai Precision Industry Co., Ltd.	860,000	2,246,796
Mega Financial Holding Co., Ltd.	3,200,000	2,283,658
Realtek Semiconductor Corp.	700,000	2,215,396

	Shares	Value
COMMON STOCKS (continued)
Taiwan (continued)
Yuanta Financial Holding Co., Ltd.	1,865,510	$ 694,596

		9,817,329

Thailand - 0.7%
Thai Union Group PCL, F Shares	4,285,000	2,512,810

Turkey - 0.6%
Tofas Turk Otomobil Fabrikasi AS	302,028	2,110,060

United Kingdom - 9.6%
Aviva PLC	626,375	3,754,738
Barclays PLC	879,600	2,422,240
British Land Co. PLC, REIT	185,700	1,440,652
GKN PLC	971,300	3,970,548
HSBC Holdings PLC	597,200	4,794,081
Imperial Brands PLC	62,694	2,737,080
Inchcape PLC	272,188	2,354,820
Johnson Matthey PLC	40,824	1,600,912
Kingfisher PLC	781,120	3,372,170
National Grid PLC, Class B	141,584	1,660,429
Sky PLC	324,060	3,957,771
Unilever PLC	68,758	2,789,977

		34,855,418

United States - 1.5%
Flex, Ltd. (C)	226,700	3,257,679
FMC Technologies, Inc. (C)	56,600	2,010,998

		5,268,677

Uruguay - 0.4%
Arcos Dorados Holdings, Inc., Class A (C)	275,500	1,487,700

Total Common Stocks (Cost $367,056,123)		348,819,736

PREFERRED STOCKS - 2.5%
Brazil - 0.4%
Itausa - Investimentos Itau SA 5.87% (B) (E)	535,722	1,359,468

Republic of Korea - 2.1%
Hyundai Motor Co. 4.13% (E)	34,900	2,761,689
Samsung Electronics Co., Ltd. 1.43% (E)	4,186	4,956,373

		7,718,062

Total Preferred Stocks (Cost $9,190,732)		9,077,530

SECURITIES LENDING COLLATERAL - 5.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.50% (E)	18,081,194	18,081,194

Total Securities Lending Collateral (Cost $18,081,194)		18,081,194

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners International Equity Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

	Principal	Value
REPURCHASE AGREEMENT - 1.0%

State Street Bank & Trust Co.
0.03% (E), dated 12/30/2016, to be repurchased at $3,544,606 on 01/03/2017. Collateralized by a U.S. Government Obligation, 1.88%, due 10/31/2022, and with a value of $3,618,810.

	$ 3,544,594	$ 3,544,594

Total Repurchase Agreement (Cost $3,544,594)		3,544,594

Total Investments (Cost $397,872,643) (F)		379,523,054
Net Other Assets (Liabilities) - (4.5)%		(16,218,445)

Net Assets - 100.0%		$ 363,304,609

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	9.3%	$35,256,889
Oil, Gas & Consumable Fuels	5.1	19,344,071
Insurance	5.0	19,159,506
Capital Markets	5.0	19,062,995
Pharmaceuticals	5.0	18,986,288
Industrial Conglomerates	4.8	18,057,297
Technology Hardware, Storage & Peripherals	3.6	13,735,470
Diversified Financial Services	3.5	13,343,576
Auto Components	2.8	10,542,667
Food Products	2.7	10,244,599
Electronic Equipment, Instruments & Components	2.6	10,013,237
Chemicals	2.6	9,741,519
Machinery	2.5	9,537,105
Multi-Utilities	2.4	8,968,379
Media	2.3	8,928,409
Transportation Infrastructure	2.3	8,668,173
Hotels, Restaurants & Leisure	2.3	8,562,696
Diversified Telecommunication Services	1.8	6,893,415
Beverages	1.7	6,595,346
Road & Rail	1.7	6,447,420
Trading Companies & Distributors	1.7	6,349,695
Household Durables	1.7	6,322,488
Semiconductors & Semiconductor Equipment	1.7	6,307,612
Wireless Telecommunication Services	1.7	6,303,296
Airlines	1.5	5,809,760
Software	1.3	4,951,177
Automobiles	1.3	4,871,749
Containers & Packaging	1.2	4,478,723
Food & Staples Retailing	1.2	4,473,854
Metals & Mining	1.1	4,073,606
Specialty Retail	0.9	3,372,170
Electrical Equipment	0.9	3,298,888
Water Utilities	0.8	3,066,256
Multiline Retail	0.7	2,851,866
Personal Products	0.7	2,789,977
Tobacco	0.7	2,737,080
Real Estate Management & Development	0.7	2,679,650
Health Care Providers & Services	0.7	2,538,881
Distributors	0.6	2,354,820
Construction & Engineering	0.6	2,198,007
Household Products	0.6	2,126,525
Energy Equipment & Services	0.5	2,010,998
Internet Software & Services	0.5	1,808,510

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

Transamerica Partners International Equity Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2016

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Aerospace & Defense	0.4%	$1,561,106
Equity Real Estate Investment Trusts	0.4	1,440,652
Independent Power & Renewable Electricity Producers	0.4	1,431,598
Internet & Direct Marketing Retail	0.3	1,272,000
Consumer Finance	0.2	936,202
Air Freight & Logistics	0.2	825,456
Communications Equipment	0.1	565,607

Investments, at Value	94.3	357,897,266
Short-Term Investments	5.7	21,625,788

Total Investments	100.0%	$379,523,054

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$54,205,812	$294,613,924	$—	$348,819,736
Preferred Stocks	1,359,468	7,718,062	—	9,077,530
Securities Lending Collateral	18,081,194	—	—	18,081,194
Repurchase Agreement	—	3,544,594	—	3,544,594

Total Investments	$73,646,474	$305,876,580	$—	$379,523,054

Transfers (G)

Investments	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Common Stocks (B)	$—	$4,657,539	$—	$—
Preferred Stocks (B)	—	1,359,468	—	—

Total	$—	$6,017,007	$—	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $16,866,432. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Transferred from Level 2 to 1 due to utilizing quoted market prices in active markets at December 31, 2016. At December 31, 2015, fair value factors were applied to reflect events that occurred after the close of the primary market.
(C)	Non-income producing securities.
(D)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the total value of 144A securities is $4,944,472, representing 1.4% of the Portfolio’s net assets.
(E)	Rates disclosed reflect the yields at December 31, 2016.
(F)	Aggregate cost for federal income tax purposes is $398,670,747. Aggregate gross unrealized appreciation and depreciation for all securities is $27,972,784 and $47,120,477, respectively. Net unrealized depreciation for tax purposes is $19,147,693.
(G)	The Portfolio recognizes transfers between Levels at the end of the reporting year. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2016

	Government Money Market (F)	High Quality Bond	Inflation- Protected Securities	Core Bond	High Yield Bond
Assets:
Investments, at value (A) (B)	$524,768,655	$324,266,759	$241,170,517	$1,297,899,716	$784,223,343
Repurchase agreements, at value (C)	414,520,588	3,876,289	—	10,300,540	34,258,125
Cash	—	—	—	1,863	46,196
Cash collateral on deposit with broker	—	—	589,220	557,000	—
Foreign currency, at value (D)	—	—	152,453	—	—
Receivables and other assets:
Investments sold	—	24,089	2,034,240	37,113	—
Interest	173,664	1,219,986	874,441	8,421,690	13,325,065
Net income from securities lending	—	374	47	8,339	—
OTC swap agreements, at value	—	—	9,588	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	246,881	—	—
Total assets	939,462,907	329,387,497	245,077,387	1,317,226,261	831,852,729

Liabilities:
Due to custodian	5	1	1	—	—
Cash deposit due to broker	—	—	580,000	—	—
Payables and other liabilities:
Investments purchased	—	—	1,668,733	—	—
When-issued, delayed-delivery, and forward commitment securities purchased	—	—	—	149,193,491	—
Investment advisory fees	189,369	97,150	73,380	340,644	385,195
Trustees, CCO and deferred compensation fees	644	254	183	853	682
Audit and tax fees	19,280	25,036	22,101	30,298	26,512
Custody and accounting fees	45,620	9,861	38,569	31,234	21,586
Legal fees	7,208	2,766	2,148	10,212	6,264
Printing and shareholder reports fees	9,498	3,929	2,977	14,176	8,693
Variation margin payable	—	—	17,440	—	—
Other	23,822	348,460	18,606	22,141	20,441
Collateral for securities on loan	—	—	3,710,264	22,718,865	—
Written options and swaptions, at value (E)	—	—	288,626	—	—
OTC swap agreements, at value	—	—	15,477	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	123,676	—	—
Total liabilities	295,446	487,457	6,562,181	172,361,914	469,373
Net assets	$939,167,461	$328,900,040	$238,515,206	$1,144,864,347	$831,383,356

(A) Investments, at cost	$524,768,655	$327,477,686	$241,114,608	$1,307,735,616	$786,783,654
(B) Securities on loan, at value	$—	$—	$3,636,230	$22,253,813	$—
(C) Repurchase agreements, at cost	$414,520,588	$3,876,289	$—	$10,300,540	$34,258,125
(D) Foreign currency, at cost	$—	$—	$156,681	$—	$—
(E) Premium received on written options and swaptions	$—	$—	$(525,798)	$—	$—

(F) Formerly, Money Market.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At December 31, 2016

	Balanced	Large Value	Large Core	Large Growth	Mid Value
Assets:
Investments, at value (A) (B)	$156,184,140	$807,757,042	$290,832,115	$810,116,047	$849,960,935
Repurchase agreements, at value (C)	1,693,806	12,187,879	3,560,871	7,964,588	40,302,611
Cash	975	4,539	—	—	—
Foreign currency, at value (D)	—	—	—	1	—
Receivables and other assets:
Investments sold	453	1,030,863	63,083	21,517,318	—
Interest	432,332	20	6	13	67
Dividends	106,653	830,832	438,485	311,160	1,763,846
Tax reclaims	—	—	711	198,542	—
Net income from securities lending	185	9,168	2,917	902	10,365
Total assets	158,418,544	821,820,343	294,898,188	840,108,571	892,037,824

Liabilities:
Due to custodian	—	—	2	6	170
Payables and other liabilities:
Investments purchased	—	1,267,001	—	2,639,214	—
When-issued, delayed-delivery, and forward commitment securities purchased	7,875,816	—	—	—	—
Investment advisory fees	45,852	282,280	140,979	436,637	496,279
Trustees, CCO and deferred compensation fees	112	651	231	640	712
Audit and tax fees	28,139	20,311	21,395	21,395	19,460
Custody and accounting fees	16,452	18,951	8,300	30,730	24,130
Legal fees	1,206	6,219	2,397	7,040	8,759
Printing and shareholder reports fees	1,599	9,318	3,542	10,037	9,369
Variation margin payable	2,670	—	—	—	—
Other	18,997	20,712	20,808	20,784	21,350
Collateral for securities on loan	469,545	26,484,752	7,149,063	13,873,997	20,756,987
Total liabilities	8,460,388	28,110,195	7,346,717	17,040,480	21,337,216
Net assets	$149,958,156	$793,710,148	$287,551,471	$823,068,091	$870,700,608

(A) Investments, at cost	$142,061,650	$702,895,226	$251,597,031	$661,680,489	$714,297,247
(B) Securities on loan, at value	$456,457	$25,905,789	$6,997,240	$13,584,516	$20,304,333
(C) Repurchase agreements, at cost	$1,693,806	$12,187,879	$3,560,871	$7,964,588	$40,302,611
(D) Foreign currency, at cost	$—	$—	$—	$1	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At December 31, 2016

	Mid Growth	Small Value	Small Core	Small Growth	International Equity
Assets:
Investments, at value (A) (B)	$102,674,084	$75,732,084	$264,962,941	$74,751,052	$375,978,460
Repurchase agreements, at value (C)	—	572,515	4,652,951	2,905,202	3,544,594
Foreign currency, at value (D)	—	—	—	—	1,304,655
Receivables and other assets:
Investments sold	2,874,818	724,552	—	—	—
Interest	—	1	8	5	6
Dividends	81,976	85,958	464,719	24,569	268,381
Tax reclaims	—	—	—	—	725,578
Net income from securities lending	462	1,653	2,819	2,943	7,115
Total assets	105,631,340	77,116,763	270,083,438	77,683,771	381,828,789

Liabilities:
Due to custodian	51,337	1	2	—	1
Payables and other liabilities:
Investments purchased	2,643,260	121,481	—	—	64
Investment advisory fees	54,866	42,228	172,718	48,041	227,419
Trustees, CCO and deferred compensation fees	90	58	227	56	319
Audit and tax fees	19,460	19,460	19,550	19,460	30,365
Custody and accounting fees	6,240	5,048	8,459	5,022	63,511
Legal fees	810	530	1,850	527	3,081
Printing and shareholder reports fees	1,266	769	2,855	735	5,039
Other	18,408	18,486	19,495	18,055	68,865
Foreign capital gains tax	—	—	—	—	44,322
Collateral for securities on loan	1,861,200	6,273,175	16,227,648	6,711,735	18,081,194
Total liabilities	4,656,937	6,481,236	16,452,804	6,803,631	18,524,180
Net assets	$100,974,403	$70,635,527	$253,630,634	$70,880,140	$363,304,609

(A) Investments, at cost	$95,235,195	$63,596,062	$234,200,272	$62,982,433	$394,328,049
(B) Securities on loan, at value	$1,819,464	$6,125,428	$15,816,814	$6,562,872	$16,866,432
(C) Repurchase agreements, at cost	$—	$572,515	$4,652,951	$2,905,202	$3,544,594
(D) Foreign currency, at cost	$—	$—	$—	$—	$1,297,426

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

STATEMENTS OF OPERATIONS

For the year ended December 31, 2016

	Government Money Market (A)	High Quality Bond	Inflation- Protected Securities	Core Bond	High Yield Bond
Investment Income:
Dividend income	$—	$—	$—	$152,701	$568,086
Interest income	4,010,771	6,689,132	4,537,049	33,335,859	51,725,420
Net income (loss) from securities lending	—	16,211	9,944	120,473	—
Withholding taxes on foreign income	—	(5)	—	—	—
Total investment income	4,010,771	6,705,338	4,546,993	33,609,033	52,293,506

Expenses:
Investment advisory fees	2,202,730	1,181,338	916,907	4,341,746	4,336,939
Trustees, CCO and deferred compensation fees	14,097	5,575	4,392	20,717	13,675
Audit and tax fees	21,967	32,911	25,162	41,222	35,295
Custody and accounting fees	172,880	33,706	158,038	99,175	64,928
Legal fees	31,401	11,040	8,545	40,687	24,668
Printing and shareholder reports fees	6,597	2,618	1,940	9,220	5,463
Other	44,424	28,200	28,470	42,790	34,679
Total expenses before waiver and/or reimbursement	2,494,096	1,295,388	1,143,454	4,595,557	4,515,647
Expenses waived and/or reimbursed	—	—	(71,229)	—	—
Reimbursement of custody fees (B)	(98,456)	(42,051)	(54,508)	(232,471)	(141,117)
Net expenses	2,395,640	1,253,337	1,017,717	4,363,086	4,374,530
Net investment income (loss)	1,615,131	5,452,001	3,529,276	29,245,947	47,918,976

Net realized gain (loss) on:
Investments	24,824	(1,671,282)	(545,943)	10,838,388	(21,464,156)
Written options and swaptions	—	—	1,086,526	—	—
Swap agreements	—	—	(659,014)	—	—
Futures contracts	—	—	(518,710)	—	—
Foreign currency transactions	—	—	(225,921)	—	—
Net realized gain (loss)	24,824	(1,671,282)	(863,062)	10,838,388	(21,464,156)

Net change in unrealized appreciation (depreciation) on:
Investments	—	1,327,891	7,635,645	4,039,422	86,742,266
Written options and swaptions	—	—	(267,207)	—	—
Swap agreements	—	—	587,131	—	—
Futures contracts	—	—	(301,696)	—	—
Translation of assets and liabilities denominated in foreign currencies	—	—	459,552	—	—
Net change in unrealized appreciation (depreciation)	—	1,327,891	8,113,425	4,039,422	86,742,266
Net realized and change in unrealized gain (loss)	24,824	(343,391)	7,250,363	14,877,810	65,278,110
Net increase (decrease) in net assets resulting from operations	$1,639,955	$5,108,610	$10,779,639	$44,123,757	$113,197,086

(A)	Formerly, Money Market.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

STATEMENTS OF OPERATIONS (continued)

For the year ended December 31, 2016

	Balanced	Large Value	Large Core	Large Growth	Mid Value
Investment Income:
Dividend income	$1,764,482	$18,845,992	$7,280,075	$8,494,562	$14,517,617
Interest income	1,544,328	1,830	671	1,653	11,406
Net income (loss) from securities lending	16,036	400,167	60,739	378,366	392,253
Withholding taxes on foreign income	(11,228)	(29,119)	(14,463)	(70,416)	(79,126)
Total investment income	3,313,618	19,218,870	7,327,022	8,804,165	14,842,150

Expenses:
Investment advisory fees	670,027	3,406,861	1,728,202	5,295,714	5,588,438
Trustees, CCO and deferred compensation fees	2,515	12,919	4,826	13,909	14,515
Audit and tax fees	40,730	25,185	26,393	26,600	25,123
Custody and accounting fees	46,941	63,459	31,518	106,490	83,442
Legal fees	4,856	24,004	9,307	28,059	32,836
Printing and shareholder reports fees	1,088	5,814	2,220	6,591	5,855
Other	25,155	34,421	27,355	36,119	35,678
Total expenses before waiver and/or reimbursement	791,312	3,572,663	1,829,821	5,513,482	5,785,887
Expenses waived and/or reimbursed	(23,968)	(18,757)	(7,012)	—	—
Reimbursement of custody fees (A)	(70,736)	(97,014)	(28,961)	(197,510)	(87,746)
Net expenses	696,608	3,456,892	1,793,848	5,315,972	5,698,141
Net investment income (loss)	2,617,010	15,761,978	5,533,174	3,488,193	9,144,009

Net realized gain (loss) on:
Investments	4,372,761	(9,281,745)	1,253,199	68,601,920	52,483,443
Futures contracts	92,868	—	—	—	—
Foreign currency transactions	(25)	806	460	(1,521)	(101)
Net realized gain (loss)	4,465,604	(9,280,939)	1,253,659	68,600,399	52,483,342

Net change in unrealized appreciation (depreciation) on:
Investments	4,740,971	58,777,503	14,669,388	(64,963,741)	62,484,089
Futures contracts	(15,080)	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	7	(517)	(164)	893	—
Net change in unrealized appreciation (depreciation)	4,725,898	58,776,986	14,669,224	(64,962,848)	62,484,089
Net realized and change in unrealized gain (loss)	9,191,502	49,496,047	15,922,883	3,637,551	114,967,431
Net increase (decrease) in net assets resulting from operations	$11,808,512	$65,258,025	$21,456,057	$7,125,744	$124,111,440

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

STATEMENTS OF OPERATIONS (continued)

For the year ended December 31, 2016

Mid Growth	Small Value	Small Core	Small Growth	International Equity
Investment Income:
Dividend income	$828,206	$1,112,687	$4,246,735	$366,107	$12,476,913
Interest income	60	376	781	551	10,929
Net income (loss) from securities lending	22,918	46,517	74,221	46,586	326,294
Withholding taxes on foreign income	(6,362)	(1,274)	(810)	—	(1,401,790)
Total investment income	844,822	1,158,306	4,320,927	413,244	11,412,346

Expenses:
Investment advisory fees	710,771	535,057	1,840,003	551,294	2,750,917
Trustees, CCO and deferred compensation fees	1,714	1,141	4,065	1,122	6,354
Audit and tax fees	23,909	23,900	25,051	22,403	32,901
Custody and accounting fees	22,153	16,737	35,300	19,636	246,959
Legal fees	3,035	2,626	6,926	2,115	11,990
Printing and shareholder reports fees	764	490	1,674	501	3,019
Other	24,354	23,860	26,313	23,863	98,527
Total expenses before waiver and/or reimbursement	786,700	603,811	1,939,332	620,934	3,150,667
Expenses waived and/or reimbursed	(23,445)	(26,309)	—	(7,392)	—
Reimbursement of custody fees (A)	(24,928)	(18,977)	(83,412)	(10,688)	(95,879)
Net expenses	738,327	558,525	1,855,920	602,854	3,054,788
Net investment income (loss)	106,495	599,781	2,465,007	(189,610)	8,357,558

Net realized gain (loss) on:
Investments	3,873,528	309,831	4,381,753	9,312,204	(16,941,048)
Foreign currency transactions	—	—	—	—	(208,437)
Net realized gain (loss)	3,873,528	309,831	4,381,753	9,312,204	(17,149,485)

Net change in unrealized appreciation (depreciation) on:
Investments	7,069,005	10,866,927	42,117,063	3,260,756	16,862,073	(B)
Translation of assets and liabilities denominated in foreign currencies	—	—	—	—	(4,417)
Net change in unrealized appreciation (depreciation)	7,069,005	10,866,927	42,117,063	3,260,756	16,857,656
Net realized and change in unrealized gain (loss)	10,942,533	11,176,758	46,498,816	12,572,960	(291,829)
Net increase (decrease) in net assets resulting from operations	$11,049,028	$11,776,539	$48,963,823	$12,383,350	$8,065,729

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.
(B)	Net change in foreign capital gains tax of $44,322.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Government Money Market (A)		High Quality Bond		Inflation-Protected Securities
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$1,615,131	$122,920	$5,452,001	$4,722,092	$3,529,276	$590,888
Net realized gain (loss)	24,824	3,909	(1,671,282)	(836,409)	(863,062)	(836,980)
Net change in unrealized appreciation (depreciation)	—	—	1,327,891	(1,252,420)	8,113,425	(5,260,333)
Net increase (decrease) in net assets resulting from operations	1,639,955	126,829	5,108,610	2,633,263	10,779,639	(5,506,425)

From transactions in investors’ beneficial interests:
Contributions	681,778,794	681,666,419	133,752,933	178,165,153	19,825,234	41,488,372
Withdrawals	(617,308,024)	(671,104,556)	(160,471,173)	(201,443,124)	(60,195,081)	(50,802,329)
Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	64,470,770	10,561,863	(26,718,240)	(23,277,971)	(40,369,847)	(9,313,957)
Net increase (decrease) in net assets	66,110,725	10,688,692	(21,609,630)	(20,644,708)	(29,590,208)	(14,820,382)

Net assets:
Beginning of year	873,056,736	862,368,044	350,509,670	371,154,378	268,105,414	282,925,796
End of year	$939,167,461	$873,056,736	$328,900,040	$350,509,670	$238,515,206	$268,105,414

(A)	Formerly, Money Market.

	Core Bond		High Yield Bond		Balanced
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$29,245,947	$30,744,309	$47,918,976	$48,392,946	$2,617,010	$2,541,177
Net realized gain (loss)	10,838,388	2,912,066	(21,464,156)	(13,293,618)	4,465,604	7,637,138
Net change in unrealized appreciation (depreciation)	4,039,422	(26,836,815)	86,742,266	(67,991,992)	4,725,898	(9,520,478)
Net increase (decrease) in net assets resulting from operations	44,123,757	6,819,560	113,197,086	(32,892,664)	11,808,512	657,837

From transactions in investors’ beneficial interests:
Contributions	236,182,849	206,524,514	69,539,786	88,025,013	9,979,291	31,301,309
Withdrawals	(418,390,428)	(284,871,593)	(100,340,395)	(182,920,525)	(23,422,150)	(27,931,083)
Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(182,207,579)	(78,347,079)	(30,800,609)	(94,895,512)	(13,442,859)	3,370,226
Net increase (decrease) in net assets	(138,083,822)	(71,527,519)	82,396,477	(127,788,176)	(1,634,347)	4,028,063

Net assets:
Beginning of year	1,282,948,169	1,354,475,688	748,986,879	876,775,055	151,592,503	147,564,440
End of year	$1,144,864,347	$1,282,948,169	$831,383,356	$748,986,879	$149,958,156	$151,592,503

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Large Value		Large Core		Large Growth
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$15,761,978	$13,256,969	$5,533,174	$4,376,578	$3,488,193	$3,158,645
Net realized gain (loss)	(9,280,939)	88,003,967	1,253,659	37,746,692	68,600,399	57,294,575
Net change in unrealized appreciation (depreciation)	58,776,986	(103,060,022)	14,669,224	(44,445,300)	(64,962,848)	22,395,409
Net increase (decrease) in net assets resulting from operations	65,258,025	(1,799,086)	21,456,057	(2,322,030)	7,125,744	82,848,629

From transactions in investors’ beneficial interests:
Contributions	52,668,047	75,369,693	15,345,861	30,264,680	37,026,945	75,723,926
Withdrawals	(150,638,006)	(167,401,036)	(72,619,655)	(51,955,709)	(146,542,203)	(159,696,818)
Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(97,969,959)	(92,031,343)	(57,273,794)	(21,691,029)	(109,515,258)	(83,972,892)
Net increase (decrease) in net assets	(32,711,934)	(93,830,429)	(35,817,737)	(24,013,059)	(102,389,514)	(1,124,263)

Net assets:
Beginning of year	826,422,082	920,252,511	323,369,208	347,382,267	925,457,605	926,581,868
End of year	$793,710,148	$826,422,082	$287,551,471	$323,369,208	$823,068,091	$925,457,605

	Mid Value		Mid Growth		Small Value
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$9,144,009	$11,079,019	$106,495	$(147,804)	$599,781	$738,234
Net realized gain (loss)	52,483,342	60,079,786	3,873,528	18,401,108	309,831	16,642,277
Net change in unrealized appreciation (depreciation)	62,484,089	(73,933,778)	7,069,005	(18,808,529)	10,866,927	(21,880,090)
Net increase (decrease) in net assets resulting from operations	124,111,440	(2,774,973)	11,049,028	(555,225)	11,776,539	(4,499,579)

From transactions in investors’ beneficial interests:
Contributions	94,075,966	78,244,993	5,794,851	16,866,894	3,724,363	7,541,849
Withdrawals	(149,340,490)	(142,550,405)	(23,614,143)	(34,696,316)	(12,686,813)	(11,813,901)
Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(55,264,524)	(64,305,412)	(17,819,292)	(17,829,422)	(8,962,450)	(4,272,052)
Net increase (decrease) in net assets	68,846,916	(67,080,385)	(6,770,264)	(18,384,647)	2,814,089	(8,771,631)

Net assets:
Beginning of year	801,853,692	868,934,077	107,744,667	126,129,314	67,821,438	76,593,069
End of year	$870,700,608	$801,853,692	$100,974,403	$107,744,667	$70,635,527	$67,821,438

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Small Core		Small Growth		International Equity
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
From operations:
Net investment income (loss)	$2,465,007	$2,973,127	$(189,610)	$10,467	$8,357,558	$10,541,686
Net realized gain (loss)	4,381,753	2,718,783	9,312,204	3,668,577	(17,149,485)	(11,755,775)
Net change in unrealized appreciation (depreciation)	42,117,063	(31,373,612)	3,260,756	(1,411,721)	16,857,656	(5,916,289)
Net increase (decrease) in net assets resulting from operations	48,963,823	(25,681,702)	12,383,350	2,267,323	8,065,729	(7,130,378)

From transactions in investors’ beneficial interests:
Contributions	13,128,423	25,637,900	4,771,995	10,940,976	26,586,505	58,103,998
Withdrawals	(40,080,379)	(74,628,736)	(13,217,360)	(12,727,271)	(75,623,272)	(145,878,162)
Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(26,951,956)	(48,990,836)	(8,445,365)	(1,786,295)	(49,036,767)	(87,774,164)
Net increase (decrease) in net assets	22,011,867	(74,672,538)	3,937,985	481,028	(40,971,038)	(94,904,542)

Net assets:
Beginning of year	231,618,767	306,291,305	66,942,155	66,461,127	404,275,647	499,180,189
End of year	$253,630,634	$231,618,767	$70,880,140	$66,942,155	$363,304,609	$404,275,647

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

FINANCIAL HIGHLIGHTS

For the years ended:

	Government Money Market (formerly, Money Market)
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	0.19%		0.01%	(0.05)%	(0.07)%	(0.11)%
Ratio and supplemental data:
Net assets end of year (000’s)	$ 939,167		$ 873,057	$ 862,368	$ 986,862	$ 948,358
Expenses to average net assets
Excluding waiver and/or reimbursement	0.28%		0.28%	0.28%	0.29%	0.28%
Including waiver and/or reimbursement	0.27%	(B)(C)	0.28%	0.28%	0.29%	0.28%
Net investment income (loss) to average net assets	0.18%	(B)	0.01%	(0.05)%	(0.07)%	(0.11)%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

	High Quality Bond
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	1.51%		0.69%	0.81%	0.41%	2.95%
Ratio and supplemental data:
Net assets end of year (000’s)	$328,900		$350,510	$371,154	$399,858	$386,046
Expenses to average net assets
Excluding waiver and/or reimbursement	0.38%		0.38%	0.38%	0.39%	0.38%
Including waiver and/or reimbursement	0.37%	(B)(C)	0.38%	0.38%	0.39%	0.38%
Net investment income (loss) to average net assets	1.62%	(B)	1.29%	1.47%	1.81%	2.10%
Portfolio turnover rate	92%		70%	92%	77%	68%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

	Inflation-Protected Securities
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	4.03%		(1.94)%	3.00%	(8.26)%	7.06%
Ratio and supplemental data:
Net assets end of year (000’s)	$238,515		$268,105	$282,926	$274,788	$341,136
Expenses to average net assets
Excluding waiver and/or reimbursement	0.44%		0.43%	0.42%	0.41%	0.40%
Including waiver and/or reimbursement	0.39%	(B)(C)	0.40%	0.40%	0.40%	0.40%
Net investment income (loss) to average net assets	1.35%	(B)	0.21%	1.17%	0.48%	1.43%
Portfolio turnover rate	52%		54%	81%	99%	103%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

	Core Bond
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	3.46%		0.46%	6.32%	(0.96)%	8.28%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,144,864		$1,282,948	$1,354,476	$1,336,211	$1,470,033
Expenses to average net assets
Excluding waiver and/or reimbursement	0.37%		0.37%	0.38%	0.39%	0.39%
Including waiver and/or reimbursement	0.35%	(B)(C)	0.37%	0.38%	0.39%	0.39%
Net investment income (loss) to average net assets	2.36%	(B)	2.27%	2.58%	2.64%	3.03%
Portfolio turnover rate	50%		46%	184%	200%	297%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

	High Yield Bond
	December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013		December 31, 2012
Total return (A)	15.44%		(4.13)%	3.16%		7.48%		15.14%
Ratio and supplemental data:
Net assets end of year (000’s)	$831,383		$748,987	$876,775		$856,906		$819,993
Expenses to average net assets
Excluding waiver and/or reimbursement	0.57%		0.58%	0.58%	(B)	0.59%	(B)	0.59%	(B)
Including waiver and/or reimbursement	0.55%	(C)(D)	0.58%	0.58%	(B)	0.59%	(B)	0.59%	(B)
Net investment income (loss) to average net assets	6.08%	(C)	5.72%	5.87%	(E)	6.37%	(E)	7.23%	(E)
Portfolio turnover rate	38%		44%	97%	(F)	51%	(F)	102%	(F)

(A)	Total return reflects all Portfolio expenses.
(B)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.
(E)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

	Balanced
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	8.29%		0.57%	10.99%	18.33%	13.47%
Ratio and supplemental data:
Net assets end of year (000’s)	$149,958		$151,593	$147,564	$123,270	$109,602
Expenses to average net assets
Excluding waiver and/or reimbursement	0.53%		0.54%	0.58%	0.63%	0.61%
Including waiver and/or reimbursement	0.47%	(B)(C)	0.50%	0.50%	0.50%	0.50%
Net investment income (loss) to average net assets	1.76%	(B)	1.60%	1.69%	1.44%	1.82%
Portfolio turnover rate	37%		50%	92%	123%	150%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.05% higher and 0.05% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

	Large Value
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	9.43%		(0.36)%	9.82%	38.08%	17.39%
Ratio and supplemental data:
Net assets end of year (000’s)	$793,710		$826,422	$920,253	$924,277	$785,039
Expenses to average net assets (B)
Excluding waiver and/or reimbursement	0.47%		0.47%	0.47%	0.48%	0.48%
Including waiver and/or reimbursement	0.46%	(C)(D)	0.47%	0.47%	0.48%	0.48%
Net investment income (loss) to average net assets (E)	2.08%	(C)	1.48%	1.24%	1.69%	2.08%	(F)
Portfolio turnover rate (G)	48%		65%	69%	99%	48%

(A)	Total return reflects all Portfolio expenses.
(B)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.
(E)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(F)	Includes litigation proceeds received during the year that represented 0.15%.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

	Large Core
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	8.13%		(0.78)%	15.16%	37.28%	17.30%
Ratio and supplemental data:
Net assets end of year (000’s)	$287,551		$323,369	$347,382	$309,735	$244,984
Expenses to average net assets
Excluding waiver and/or reimbursement	0.64%		0.63%	0.63%	0.64%	0.64%
Including waiver and/or reimbursement	0.62%	(B)(C)	0.63%	0.63%	0.64%	0.64%
Net investment income (loss) to average net assets	1.92%	(B)	1.27%	1.02%	1.41%	1.68%
Portfolio turnover rate	47%		64%	70%	116%	54%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

	Large Growth
	December 31, 2016		December 31, 2015		December 31, 2014		December 31, 2013		December 31, 2012
Total return (A)	1.06%		9.17%		10.75%		35.32%		14.91%
Ratio and supplemental data:
Net assets end of year (000’s)	$823,068		$925,458		$926,582		$942,018		$825,014
Expenses to average net assets
Excluding waiver and/or reimbursement	0.65%		0.64%	(B)	0.65%	(B)	0.66%	(B)	0.66%	(B)
Including waiver and/or reimbursement	0.63%	(C)(D)	0.64%	(B)	0.65%	(B)	0.65%	(B)	0.65%	(B)
Net investment income (loss) to average net assets	0.41%	(C)	0.33%	(E)	0.42%	(E)	0.57%	(E)	0.75%	(E)
Portfolio turnover rate	36%		33%	(F)	73%	(F)	49%	(F)	53%	(F)

(A)	Total return reflects all Portfolio expenses.
(B)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.
(E)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

	Mid Value
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	15.96%		(0.46)%	12.97%	32.99%	19.50%
Ratio and supplemental data:
Net assets end of year (000’s)	$870,701		$801,854	$868,934	$975,081	$777,964
Expenses to average net assets
Excluding waiver and/or reimbursement	0.69%		0.69%	0.70%	0.70%	0.70%
Including waiver and/or reimbursement	0.68%	(B)(C)	0.69%	0.70%	0.70%	0.70%
Net investment income (loss) to average net assets	1.10%	(B)	1.28%	1.32%	0.93%	1.36%
Portfolio turnover rate	50%		37%	92%	53%	71%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

	Mid Growth
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013		December 31, 2012
Total return (A)	12.32%		(1.37)%	8.04%	30.35%		13.93%
Ratio and supplemental data:
Net assets end of year (000’s)	$100,974		$107,745	$126,129	$150,143		$164,933
Expenses to average net assets
Excluding waiver and/or reimbursement	0.80%		0.76%	0.76%	0.77%		0.76%
Including waiver and/or reimbursement	0.75%	(B)(C)	0.75%	0.75%	0.75%		0.75%
Net investment income (loss) to average net assets	0.11%	(B)	(0.12)%	0.60%	(0.00)%	(D)	0.10%
Portfolio turnover rate	79%		70%	60%	234%		178%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.
(D)	Rounds to less than 0.01% or (0.01)%.

	Small Value
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	19.48%		(6.12)%	7.38%	34.10%	16.11%
Ratio and supplemental data:
Net assets end of year (000’s)	$70,636		$67,821	$76,593	$82,298	$70,183
Expenses to average net assets
Excluding waiver and/or reimbursement	0.93%		0.90%	0.88%	0.88%	0.88%
Including waiver and/or reimbursement	0.86%	(B)(C)	0.85%	0.85%	0.85%	0.85%
Net investment income (loss) to average net assets	0.92%	(B)	0.97%	0.99%	0.57%	1.41%
Portfolio turnover rate	89%		133%	18%	16%	15%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

	Small Core
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	23.33%		(9.47)%	4.21%	33.62%	15.04%
Ratio and supplemental data:
Net assets end of year (000’s)	$253,631		$231,619	$306,291	$334,182	$296,936
Expenses to average net assets
Excluding waiver and/or reimbursement	0.84%		0.84%	0.83%	0.84%	0.84%
Including waiver and/or reimbursement	0.81%	(B)(C)	0.84%	0.83%	0.84%	0.84%
Net investment income (loss) to average net assets	1.07%	(B)	1.08%	1.05%	0.74%	1.07%
Portfolio turnover rate	122%		132%	148%	195%	59%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.04% higher and 0.04% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

	Small Growth
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	20.67%		3.55%	3.13%	37.97%	1.30%
Ratio and supplemental data:
Net assets end of year (000’s)	$70,880		$66,942	$66,461	$73,064	$58,300
Expenses to average net assets
Excluding waiver and/or reimbursement	0.95%		0.91%	0.91%	0.93%	0.94%
Including waiver and/or reimbursement	0.92%	(B)(C)	0.90%	0.90%	0.90%	0.90%
Net investment income (loss) to average net assets	(0.29)%	(B)	0.01%	(0.37)%	(0.46)%	(0.20)%
Portfolio turnover rate	75%		53%	78%	72%	209%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

	International Equity
	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Total return (A)	2.30%		(2.47)%	(7.74)%	13.92%	17.35%
Ratio and supplemental data:
Net assets end of year (000’s)	$363,305		$404,276	$499,180	$612,105	$614,432
Expenses to average net assets
Excluding waiver and/or reimbursement	0.85%		0.82%	0.83%	0.85%	0.82%
Including waiver and/or reimbursement	0.82%	(B)(C)	0.82%	0.83%	0.85%	0.82%
Net investment income (loss) to average net assets	2.25%	(B)	2.32%	2.80%	1.31%	1.65%
Portfolio turnover rate	23%		23%	28%	116%	23%

(A)	Total return reflects all Portfolio expenses.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Includes reorganization expenses incurred outside the Portfolio’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

The Notes to Financial Statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS

At December 31, 2016

1. ORGANIZATION

Transamerica Partners Portfolios (the “Series Portfolio”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a series trust under the laws of the State of New York. The Series Portfolio applies investment company accounting and reporting guidance. The Series Portfolio is composed of fifteen different series that are, in effect, separate investment funds. The portfolios (each, a “Portfolio” and collectively, the “Portfolios”) are listed below. Each Portfolio issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Portfolios. Accredited investors include investment companies, insurance company separate accounts, common or commingled trust funds, or other similar organizations or entities.

Portfolio
Transamerica Partners Government Money Market Portfolio (“Government Money Market”) (A)
Transamerica Partners High Quality Bond Portfolio (“High Quality Bond”)
Transamerica Partners Inflation-Protected Securities Portfolio (“Inflation-Protected Securities”)
Transamerica Partners Core Bond Portfolio (“Core Bond”)
Transamerica Partners High Yield Bond Portfolio (“High Yield Bond”)
Transamerica Partners Balanced Portfolio (“Balanced”)
Transamerica Partners Large Value Portfolio (“Large Value”)
Transamerica Partners Large Core Portfolio (“Large Core”)
Transamerica Partners Large Growth Portfolio (“Large Growth”)
Transamerica Partners Mid Value Portfolio (“Mid Value”)
Transamerica Partners Mid Growth Portfolio (“Mid Growth”)
Transamerica Partners Small Value Portfolio (“Small Value”)
Transamerica Partners Small Core Portfolio (“Small Core”)
Transamerica Partners Small Growth Portfolio (“Small Growth”)
Transamerica Partners International Equity Portfolio (“International Equity”)

(A)	Formerly, Transamerica Partners Money Market Portfolio. The Portfolio transitioned from a “prime” money market portfolio to a “government” money market portfolio on May 1, 2016.

The Portfolios’ Board of Trustees (the “Board”) approved the reorganization of each Portfolio (the “Target Portfolios”) into a new and existing series of Transamerica Funds (the “Destination Funds”).

The proposed reorganizations into existing Destination Funds are as follows:

Target Portfolio	Destination Fund
Government Money Market	Transamerica Government Money Market
Core Bond	Transamerica Intermediate Bond
High Yield Bond	Transamerica High Yield Bond
Mid Value	Transamerica Mid Cap Value Opportunities
Mid Growth	Transamerica Mid Cap Growth
Small Value	Transamerica Small Cap Value
Small Core	Transamerica Small Cap Core
Small Growth	Transamerica Small Cap Growth
International Equity	Transamerica International Equity

The proposed reorganizations into newly organized Destination Funds are as follows:

Target Portfolio	Destination Fund
High Quality Bond	Transamerica High Quality Bond
Inflation-Protected Securities	Transamerica Inflation-Protected Securities
Balanced	Transamerica Balanced II
Large Value	Transamerica Large Value Opportunities
Large Core	Transamerica Large Core
Large Growth	Transamerica Large Growth

Each proposed reorganization is subject to Target Portfolio shareholder approval and other closing conditions. If the reorganizations are consummated, Target Portfolio shareholders will receive newly-issued Class I3 shares of the corresponding Destination Fund.

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

1. ORGANIZATION (continued)

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolios. TAM provides continuous and regular investment management services to the Portfolios.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolios and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolios employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending Portfolio combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolios’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolios; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolios; oversight of other service providers to the Portfolios, such as the custodian, the transfer agent, the Portfolios’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolios; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM’s investment management services include the provision of supervisory and administrative services to the Portfolios. TAM, not the Portfolios, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolios’ financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolios.

Foreign currency denominated investments: The accounting records of the Portfolios are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. Each Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolios are informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign taxes: The Portfolios may be subjected to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Portfolios may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolios accrue such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolios invest. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Cash overdraft: Throughout the year, the Portfolios may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian within the Statements of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statements of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statements of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolios with broker/dealers with which other funds or portfolios advised by TAM have established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolios. In no event will commissions paid by the Portfolios be used to pay expenses that would otherwise be borne by any other funds or portfolios advised by TAM, or by any other party.

Commissions recaptured are included in Net realized gain (loss) within the Statements of Operations. For the year ended December 31, 2016, commissions recaptured are listed in the subsequent table. Portfolios not listed do not have any commissions recaptured during the year ended December 31, 2016.

Portfolio	Commissions Recaptured
Large Growth	$20,287
Mid Value	36,984
Small Growth	6,048
International Equity	10,164

Indemnification: In the normal course of business, the Portfolios enter into contracts that contain a variety of representations that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios and/or their affiliates that have not yet occurred. However, based on experience, the Portfolios expect the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolios value their investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolios utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, practical expedient have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolios’ investments, at December 31, 2016, is disclosed within the Security Valuation section of each Portfolio’s Schedule of Investments.

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolios use fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolios’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government securities: Foreign government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations and variable rate notes: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolios, with the exception of Government Money Market, normally value short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Government Money Market values all security positions using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Warrants: Warrants may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the warrants are priced at zero. Warrants are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many

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NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

3. SECURITY VALUATION (continued)

pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolios using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolios to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolios assume the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

Each Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolios that participate in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolios have direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolios may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolios held no unsecured loan participations at December 31, 2016. Open secured loan participations and assignments at December 31, 2016, if any, are included within the Schedule of Investments.

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Net unrealized appreciation (depreciation) on investments to Interest receivable within the Statements of Assets and Liabilities.

PIKs held at December 31, 2016, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2016, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolios may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2016, if any, are identified within the Schedule of Investments.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolios’ other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

4. SECURITIES AND OTHER INVESTMENTS (continued)

TBA commitments held at December 31, 2016, if any, are identified within the Schedule of Investments. Open balances at December 31, 2016, if any, are included in When-issued, delayed-delivery, and forward commitment purchased or sold within the Statements of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): Certain Portfolios may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2016, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statements of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, and forward commitment transactions: The Portfolios may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios engage in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolios engage in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the Portfolios are not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolios to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolios will segregate with their custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolios if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolios are delayed or prevented from completing the transaction. The Portfolios may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolios sell a security on a delayed-delivery basis, the Portfolios do not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at December 31, 2016, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statements of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolios may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolios invest borrowing proceeds in other securities, the Portfolios will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolios may borrow on a secured or on an unsecured basis. If the Portfolios enter into a secured borrowing arrangement, a portion of the Portfolios’ assets will be used as collateral. The 1940 Act requires the Portfolios to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Portfolios’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolios may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolios pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolios to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolios may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolios may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolios in the case of default of any securities borrower.

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NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2016. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolios seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately within the Statements of Operations. Net income from securities lending within the Statements of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statements of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolios purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolios’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolios will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolios and their counterparties that provide for the net settlement of all transactions and collateral with the Portfolios, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2016.

Repurchase agreements at December 31, 2016, if any, are included within the Schedule of Investments and Statements of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Inflation-Protected Securities
Securities Lending Transactions
U.S. Government Obligations	$3,710,264	$—	$—	$—	$3,710,264
Total Borrowings	$3,710,264	$—	$—	$—	$3,710,264

Core Bond
Securities Lending Transactions
Corporate Debt Securities	$8,789,054	$—	$—	$—	$8,789,054
Foreign Government Obligations	4,663,360	—	—	—	4,663,360
U.S. Government Obligations	9,263,823	—	—	—	9,263,823
Preferred Stocks	2,628	—	—	—	2,628
Total Securities Lending Transactions	$22,718,865	$—	$—	$—	$22,718,865
Total Borrowings	$22,718,865	$—	$—	$—	$22,718,865

Balanced
Securities Lending Transactions
Common Stocks	$181,561	$—	$—	$—	$181,561
Corporate Debt Securities	195,614	—	—	—	195,614
U.S. Government Obligations	92,370	—	—	—	92,370
Total Securities Lending Transactions	$469,545	$—	$—	$—	$469,545
Total Borrowings	$469,545	$—	$—	$—	$469,545

Large Value
Securities Lending Transactions
Common Stocks	$26,484,752	$—	$—	$—	$26,484,752
Total Borrowings	$26,484,752	$—	$—	$—	$26,484,752

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NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Large Core
Securities Lending Transactions
Common Stocks	$7,149,063	$—	$—	$—	$7,149,063
Total Borrowings	$7,149,063	$—	$—	$—	$7,149,063

Large Growth
Securities Lending Transactions
Common Stocks	$13,873,997	$—	$—	$—	$13,873,997
Total Borrowings	$13,873,997	$—	$—	$—	$13,873,997

Mid Value
Securities Lending Transactions
Common Stocks	$20,756,987	$—	$—	$—	$20,756,987
Total Borrowings	$20,756,987	$—	$—	$—	$20,756,987

Mid Growth
Securities Lending Transactions
Common Stocks	$1,861,200	$—	$—	$—	$1,861,200
Total Borrowings	$1,861,200	$—	$—	$—	$1,861,200

Small Value
Securities Lending Transactions
Common Stocks	$6,273,175	$—	$—	$—	$6,273,175
Total Borrowings	$6,273,175	$—	$—	$—	$6,273,175

Small Core
Securities Lending Transactions
Common Stocks	$16,227,648	$—	$—	$—	$16,227,648
Total Borrowings	$16,227,648	$—	$—	$—	$16,227,648

Small Growth
Securities Lending Transactions
Common Stocks	$6,711,735	$—	$—	$—	$6,711,735
Total Borrowings	$6,711,735	$—	$—	$—	$6,711,735

International Equity
Securities Lending Transactions
Common Stocks	$18,081,194	$—	$—	$—	$18,081,194
Total Borrowings	$18,081,194	$—	$—	$—	$18,081,194

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolios’ investment objectives allow the Portfolios to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolios’ investment objectives, the Portfolios may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

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NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolios.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolios are also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolios will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolios. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolios’ exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolios are subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Portfolios, with the exception of Government Money Market, may enter into option contracts to manage exposure to various market fluctuations. The Portfolios may purchase or write call and put options on securities and derivative instruments in which each Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on futures: The Portfolios may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolios the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Inflation-capped options: The Portfolios may purchase or write inflation-capped options. Purchasing or writing inflation-capped options gives the Portfolios the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolios from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to the investments in inflation-linked products.

Options on foreign currency: The Portfolios may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolios the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Interest rate swaptions: The Portfolios may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolios pay premiums, which are included within the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolios write a covered call or put option, the premium received is recorded as a liability within the Statements of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the

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NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

security or currency underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

As of December 31, 2016, transactions in written options are as follows:

	Call Options		Put Options
Inflation-Protected Securities	Amount of Premiums	Number of Contracts	Amount of Premiums	Number of Contracts
Balance at December 31, 2015	$—	—	$—	—
Options written	72,649	515	233,602	1,124
Options closed	(25,838)	(83)	(27,944)	(86)
Options expired	(46,811)	(432)	(96,249)	(839)
Options exercised	—	—	—	—
Balance at December 31, 2016	$—	—	$109,409	199

As of December 31, 2016, transactions in written foreign exchange options, inflation-capped options, and swaptions are as follows:

	Call Options
Inflation-Protected Securities	Amount of Premiums	Notional Amount		Notional Amount		Notional Amount		Notional Amount		Notional Amount		Notional Amount
Balance at December 31, 2015	$724,955	AUD	—	CHF	2,950,000	EUR	3,545,000	GBP	1,820,000	NZD	4,105,000	USD	53,140,000
Options written	1,264,882		21,540,000		—		14,690,000		9,045,000		7,860,000		106,920,000
Options closed	(633,094)		(14,270,000)		—		(4,895,000)		(5,660,000)		—		(43,280,000)
Options expired	(639,892)		(7,270,000)		(2,950,000)		(12,270,000)		(5,205,000)		(11,965,000)		(46,320,000)
Options exercised	(562,832)		—		—		—		—		—		(54,360,000)
Balance at December 31, 2016	$154,019	AUD	—	CHF	—	EUR	1,070,000	GBP	—	NZD	—	USD	16,100,000

	Put Options
Inflation-Protected Securities	Amount of Premiums	Notional Amount		Notional Amount		Notional Amount		Notional Amount		Notional Amount		Notional Amount		Notional Amount
Balance at December 31, 2015	$681,358	AUD	—	CAD	21,675,000	CHF	—	EUR	5,675,000	GBP	—	NZD	—	USD	20,020,000
Options written	1,376,036		7,270,000		13,995,000		2,560,000		20,035,000		20,880,000		3,930,000		67,935,000
Options closed	(952,013)		(3,625,000)		(7,225,000)		—		(3,585,000)		(12,290,000)		—		(44,870,000)
Options expired	(595,873)		(3,645,000)		(28,445,000)		—		(14,205,000)		(8,590,000)		(3,930,000)		(5,375,000)
Options exercised	(247,138)		—		—		—		—		—		—		(21,610,000)
Balance at December 31, 2016	$262,370	AUD	—	CAD	—	CHF	2,560,000	EUR	7,920,000	GBP	—	NZD	—	USD	16,100,000

Open option contracts at December 31, 2016, if any, are included within the Schedule of Investments.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolios and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolios, with the exception of Government Money Market, may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and

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NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss within the Statements of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such within the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) within the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) within the Statements of Operations. Net periodic payments received or paid by the Portfolios are included as part of Net realized gain (loss) within the Statements of Operations.

Interest rate swap agreements: The Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolios enter into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. Portfolios with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolios and the counterparty, and by the posting of collateral.

Open centrally cleared swap agreements at December 31, 2016, if any, are listed within the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable within the Statements of Assets and Liabilities.

Open OTC swap agreements at December 31, 2016, if any, are listed within the Schedule of Investments. The value, as applicable, is shown in OTC Swap agreements, at value within the Statements of Assets and Liabilities.

Futures contracts: The Portfolios are subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Portfolios, with the exception of Government Money Market, use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolios are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolios, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolios. Upon entering into such contracts, the Portfolios bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolios may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2016, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statements of Assets and Liabilities.

Forward foreign currency contracts: The Portfolios are subject to foreign exchange rate risk exposure in the normal course of pursuing their investment objectives. The Portfolios, with the exception of Government Money Market, may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2016, if any, are listed within the Schedule of Investments.

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and each Portfolio’s fair values of derivative investments disclosed, if any, within the Statements of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2016. Portfolios not listed in the subsequent tables do not have any derivative investments during the year ended December 31, 2016.

Asset Derivatives
Portfolio/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Inflation-Protected Securities
Purchased options and swaptions (A) (B)	$673,031	$82,548	$—	$—	$—	$755,579
Centrally cleared swap agreements, at value (B) (C)	352,696	—	—	—	—	352,696
OTC swap agreements, at value	9,588	—	—	—	—	9,588
Net unrealized appreciation on futures contracts (B) (D)	213,771	—	—	—	—	213,771
Unrealized appreciation on forward foreign currency contracts	—	246,881	—	—	—	246,881
Total	$1,249,086	$329,429	$—	$—	$—	$1,578,515

Liability Derivatives
Portfolio/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Inflation-Protected Securities
Written options and swaptions, at value (B)	$(208,216)	$(80,410)	$—	$—	$—	$(288,626)
Centrally cleared swap agreements, at value (B) (C)	(71,821)	—	—	—	—	(71,821)
OTC swap agreements, at value	(15,477)	—	—	—	—	(15,477)
Net unrealized depreciation on futures contracts (B) (D)	(493,361)	—	—	—	—	(493,361)
Unrealized depreciation on forward foreign currency contracts	—	(123,676)	—	—	—	(123,676)
Total	$(788,875)	$(204,086)	$—	$—	$—	$(992,961)

Balanced
Net unrealized depreciation on futures contracts (B) (D)	$—	$—	$(6,112)	$—	$—	$(6,112)
Total	$—	$—	$(6,112)	$—	$—	$(6,112)

(A)	Included within Investments, at value on the Statements of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within fair value of centrally cleared swap agreements as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(D)	Included within cumulative appreciation (depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statements of Operations, categorized by primary market risk exposure as of December 31, 2016.

Realized Gain (Loss) on Derivative Instruments
Portfolio/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Inflation-Protected Securities
Purchased options and swaptions (A)	$(332,104)	$(1,448,552)	$—	$—	$—	$(1,780,656)
Written options and swaptions	12,905	1,073,621	—	—	—	1,086,526
Swap agreements	(659,014)	—	—	—	—	(659,014)
Futures contracts	(518,710)	—	—	—	—	(518,710)
Forward foreign currency contracts (B)	—	(1,094,433)	—	—	—	(1,094,433)
Total	$(1,496,923)	$(1,469,364)	$—	$—	$—	$(2,966,287)

Balanced
Futures contracts	$—	$—	$92,868	$—	$—	$92,868
Total	$—	$—	$92,868	$—	$—	$92,868

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Portfolio/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Inflation-Protected Securities
Purchased options and swaptions (C)	$2,564	$(20,014)	$—	$—	$—	$(17,450)
Written options and swaptions	(147,145)	(120,062)	—	—	—	(267,207)
Swap agreements	587,131	—	—	—	—	587,131
Futures contracts	(301,696)	—	—	—	—	(301,696)
Forward foreign currency contracts (D)	—	470,121	—	—	—	470,121
Total	$140,854	$330,045	$—	$—	$—	$470,899

Balanced
Futures contracts	$—	$—	$(15,080)	$—	$—	$(15,080)
Total	$—	$—	$(15,080)	$—	$—	$(15,080)

(A)	Included within Net realized gain (loss) on transactions from Investments within the Statements of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions within the Statements of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments within the Statements of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies within Statements of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2016.

	Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Portfolio	Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
Inflation- Protected Securities	$634,540	$779,789	$(417,962)	$(468,498)	$26,360,892	49,480,769	(185,365,385)	$ 9,277,672	$20,736,937	$7,246,083
Balanced	—	—	—	—	—	454	—	—	—	—

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with their contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolios and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolios exercise their right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolios’ net liability may be delayed or denied.

Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolios may be required to post collateral on derivatives if the Portfolios are in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolios fail to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The following is a summary of the Portfolios’ OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolios as of December 31, 2016. For

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

financial reporting purposes, the Portfolios do not offset assets and liabilities that are subject to a master netting agreement or similar arrangement within the Statements of Assets and Liabilities. See the Repurchase agreement section within these notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements. Portfolios not listed in the subsequent tables do not have master netting agreements for open derivative positions.

	Gross Amounts of Assets Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statements of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Inflation-Protected Securities
Bank of America, N.A.	$66,003	$—	$—	$66,003	$—	$—	$—	$—
Citibank N.A.	5,152	(5,152)	—	—	59,681	(5,152)	—	54,529
Commonwealth Bank of Australia	58,009	—	—	58,009	—	—	—	—
Deutsche Bank AG	640,486	(344,940)	(295,546)	—	344,940	(344,940)	—	—
Goldman Sachs Bank	94,517	—	—	94,517	—	—	—	—
HSBC Bank USA	6,566	—	—	6,566	—	—	—	—
Morgan Stanley Capital Services Inc.	—	—	—	—	776	—	—	776
National Australia Bank	2,863	—	—	2,863	—	—	—	—
UBS AG	14,624	(616)	—	14,008	616	(616)	—	—
Other Derivatives (C)	690,295	—	—	690,295	586,948	—	—	586,948
Total	$1,578,515	$(350,708)	$(295,546)	$932,261	$992,961	$(350,708)	$—	$642,253

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statements of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented in the Schedules of Investments.

7. RISK FACTORS

Investing in the Portfolios may involve certain risks, as discussed in the Portfolios’ prospectuses, including but not limited to the following:

Fixed income risk: The market prices of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

High-yield debt risk: High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Inflation-protected security risk: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

7. RISK FACTORS (continued)

Money market reform risk: The Portfolio operates as a “government” money market portfolio under new federal regulations. The Portfolio continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the Portfolio will be able to maintain a $1.00 share price. The Portfolio does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “gates” on Portfolio redemptions, as permitted under the new regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the Portfolio to impose such fees and gates in the future.

Money market risk: There is no assurance a money market fund will avoid principal losses if its holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, a money market fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of an investment, it is possible to lose money by investing in it.

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions than large capitalization companies. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate, and may offer greater potential for losses.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Portfolios’ investment adviser, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of Government Money Market, Core Bond, High Yield Bond and Balanced. TAM and AUIM are affiliates of Aegon NV.

Certain officers and trustees of the Series Portfolio and of the entities that invest in the Series Portfolio are also officers and/or trustees of TAM or its affiliates. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Series Portfolio or from the entities that invest in the Series Portfolio.

As of December 31, 2016, the percentage of each Portfolio owned by an affiliated investment company or subsidiary are reflected in the following tables.

Transamerica Partners Funds Group (“TPFG”) is an open-end management investment company. As of December 31, 2016, the percentage of each Portfolio that is owned by TPFG is as follows:

TPFG	Investments in Portfolio
Government Money Market	67.25%
High Quality Bond	31.36
Inflation-Protected Securities	48.77
Core Bond	31.98
High Yield Bond	14.77
Balanced	60.17
Large Value	29.38
Stock Index	2.90
Large Core	27.75
Large Growth	28.34
Mid Value	15.10
Mid Growth	50.07
Small Value	52.71
Small Core	27.67
Small Growth	58.49
International Equity	37.93

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Partners Funds Group II (“TPFG II”) is an open-end management investment company. As of December 31, 2016, the percentage of each Portfolio that is owned by TPFG II is as follows:

TPFG II	Investments in Portfolio
Government Money Market	22.04%
High Quality Bond	17.12
Inflation-Protected Securities	26.68
Core Bond	28.43
High Yield Bond	43.64
Balanced	3.63
Large Value	12.49
Stock Index	5.74
Large Core	3.70
Large Growth	12.29
Mid Value	51.95
Mid Growth	16.61
Small Value	10.02
Small Core	5.63
Small Growth	16.25
International Equity	11.29

Transamerica Financial Life Insurance Company (“TFLIC”) is a wholly-owned subsidiary of Aegon USA. As of December 31, 2016, the percentage of each Portfolio that is owned by TFLIC sub-accounts is as follows:

TFLIC Sub-accounts	Investments in Portfolio
Government Money Market	2.85%
High Quality Bond	15.05
Inflation-Protected Securities	10.01
Core Bond	13.57
High Yield Bond	5.63
Balanced	35.49
Large Value	40.51
Large Core	58.33
Large Growth	44.13
Mid Value	7.92
Mid Growth	0.53
Small Value	0.77
Small Core	56.73
Small Growth	0.79
International Equity	29.38

Transamerica Retirement Solutions Collective Trust (“CIT”) is managed by Massachusetts Fidelity Trust Company, which is a wholly-owned subsidiary of Aegon USA. As of December 31, 2016, the percentage of each Portfolio that is owned by CIT sub-accounts is as follows:

CIT Sub-accounts	Investments in Portfolio
Government Money Market	7.84%
High Quality Bond	28.22
Inflation-Protected Securities	9.90
Core Bond	21.21
High Yield Bond	17.70
Balanced	0.46
Large Value	13.42
Large Core	5.43
Large Growth	12.79

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

CIT Sub-accounts	Investments in Portfolio
Mid Value	4.01%
Mid Growth	18.48
Small Value	29.66
Small Core	8.58
Small Growth	17.64
International Equity	15.93

Transamerica Partners Collective Trust Funds (“CTF”) is managed by Massachusetts Fidelity Trust Company, which is a wholly-owned subsidiary of Aegon USA. As of December 31, 2016, the percentage of each Portfolio that is owned by CTF sub-accounts is as follows:

CTF Sub-accounts	Investments in Portfolio
Government Money Market	0.02%
High Quality Bond	8.25
Inflation-Protected Securities	4.64
Core Bond	4.80
High Yield Bond	18.26
Large Value	4.02
Large Core	4.79
Large Growth	2.36
Mid Value	21.02
Mid Growth	14.31
Small Value	6.84
Small Core	1.39
Small Growth	6.83
International Equity	5.47

Investment advisory fees: TAM manages the assets of each Portfolio of the Series Portfolio pursuant to the investment advisory agreement with the Series Portfolio. Each Portfolio pays an advisory fee to TAM based on daily Average Net Assets (“ANA”) at the following annual rates:

Portfolio	Rate
Government Money Market
Effective May 2, 2016
First $1 billion	0.2500%
Over $1 billion up to $3 billion	0.2400
Over $3 billion	0.2300
Prior to May 2, 2016	0.2500
High Quality Bond	0.3500
Inflation-Protected Securities	0.3500
Core Bond
First $2 billion	0.3500
Over $2 billion	0.3350
High Yield Bond
First $1.25 billion	0.5500
Over $1.25 billion up to $2 billion	0.5250
Over $2 billion	0.5000
Balanced	0.4500
Large Value (A)	0.4500
Large Core (A)	0.6000
Large Growth
First $2 billion	0.6200
Over $2 billion up to $3 billion	0.6100
Over $3 billion up to $4 billion	0.6000
Over $4 billion	0.5800

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Portfolio	Rate
Mid Value
First $750 million	0.6700%
Over $750 million up to $1.5 billion	0.6650
Over $1.5 billion up to $2 billion	0.6550
Over $2 billion	0.6475
Mid Growth	0.7200
Small Value
First $250 Million	0.8200
Over $250 million up to $500 million	0.7800
Over $500 million up to $750 million	0.7500
Over $750 million	0.7250
Small Core
First $300 million	0.8000
Over $300 million	0.7700
Small Growth
First $300 million	0.8400
Over $300 million	0.8000
International Equity
First $500 million	0.7400
Over $500 million up to $1 billion	0.7200
Over $1 billion up to $2 billion	0.6900
Over $2 billion	0.6600

(A)	TAM has voluntarily agreed to waive 0.05% of its management fee through May 1, 2017. These amounts are not subject to recapture by TAM in future years.

TAM has voluntarily agreed to waive and/or reimburse Portfolio expenses to the extent that the total operating expenses based on daily ANAs exceed the following stated annual operating expense limits. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations. Fee waivers and/or reimbursements are not subject to recapture by TAM in future years.

Portfolio	Operating Expense Limit	Operating Expense Limit Effective Through
Government Money Market	0.30%	May 1, 2017
High Quality Bond	0.40	May 1, 2017
Inflation-Protected Securities	0.40	May 1, 2017
Core Bond	0.40	May 1, 2017
High Yield Bond	0.60	May 1, 2017
Balanced	0.50	May 1, 2017
Large Value	0.50	May 1, 2017
Large Core	0.65	May 1, 2017
Large Growth	0.65	May 1, 2017
Mid Value	0.70	May 1, 2017
Mid Growth	0.75	May 1, 2017
Small Value	0.85	May 1, 2017
Small Core	0.85	May 1, 2017
Small Growth	0.90	May 1, 2017
International Equity	0.90	May 1, 2017

TAM also may waive and/or reimburse additional fees from time to time to help maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time. Expenses waived and/or reimbursed that are unsettled at year end are included in Due from adviser within the Statements of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 2008, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by the Series Portfolio to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees,

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities. For the year ended December 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolios incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2016.

Cross-trades: The Portfolios are authorized to purchase or sell securities from and to other Portfolios within the Series Portfolios, or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2016, the Portfolios engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) listed below. Portfolios not listed in the subsequent table did not have any 17a-7 transactions during the year.

Portfolio	Purchases	Sales	Net Realized Gains (Losses)
Large Growth	$98,702	$—	$—

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

	Purchases of Securities		Sales/Maturities of Securities
Portfolio	Long-Term	U.S. Government	Long-Term	U.S. Government
High Quality Bond	$164,034,941	$138,971,403	$194,131,072	$121,426,005
Inflation-Protected Securities	9,016,601	125,485,890	17,956,409	156,061,650
Core Bond	255,396,193	268,089,467	356,103,350	288,250,858
High Yield Bond	297,966,733	—	290,893,657	—
Balanced	42,266,328	9,828,941	53,411,097	9,141,105
Large Value	360,602,891	—	440,473,572	—
Large Core	134,519,269	—	184,553,801	—
Large Growth	308,334,804	—	431,873,536	—
Mid Value	399,981,752	—	443,857,427	—
Mid Growth	78,595,903	—	95,838,247	—
Small Value	57,381,491	—	65,575,457	—
Small Core	278,698,723	—	304,906,312	—
Small Growth	48,249,927	—	57,119,693	—
International Equity	83,217,424	—	120,954,136	—

10. FEDERAL INCOME TAXES

The Series Portfolio has received rulings from the Internal Revenue Service that each Portfolio will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Portfolios because taxable income/(loss) of each Portfolio is included in the income tax returns of the investors. It is intended that the Portfolios’ assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code. The Portfolios recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolios’ federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolios’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolios’ financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other within the Statements of Operations. The Portfolios identify their major tax jurisdictions as U.S. Federal, the states of Colorado and New York, and foreign jurisdictions where the Portfolios make significant investments; however, the Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. For tax purposes, each component of the Portfolios’ net assets are reported at the investor level; therefore, the Statements of Assets and Liabilities do not present the components of net assets. Each investor in the Portfolio will be subject to taxation on its share of the Portfolio’s ordinary income and capital gains; which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, Late Year Ordinary Loss Deferrals, paydown gain/loss, foreign capital gains tax, and return of capital distributions from underlying investments.

Transamerica Partners Portfolios	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016

11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolios’ financial statements.

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolios’ financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Portfolios’ custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolios in September 2016 as a reimbursement. The amounts applicable to each Portfolio, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statements of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Partners Portfolios	Annual Report 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Owners of Beneficial Interests of the Transamerica Partners Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Partners Portfolios (comprising, respectively, Government Money Market Portfolio (formerly, Money Market Portfolio), High Quality Bond Portfolio, Inflation-Protected Securities Portfolio, Core Bond Portfolio, High Yield Bond Portfolio, Balanced Portfolio, Large Value Portfolio, Large Core Portfolio, Large Growth Portfolio, Mid Value Portfolio, Mid Growth Portfolio, Small Value Portfolio, Small Core Portfolio, Small Growth Portfolio and International Equity Portfolio) (collectively, the “Portfolios”) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Transamerica Partners Portfolios at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2017

Transamerica Partners Portfolios	Annual Report 2016

Management of the Trust

Board Members and Officers

(unaudited)

The Board Members and executive officers of each Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of each Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of each Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Portfolio and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Portfolio and the operation of each Portfolio by its officers. The Board also reviews the management of each Portfolio’s assets by the investment manager and its respective sub-adviser.

The Portfolios are among the portfolios advised and sponsored by TAM (collectively, “Transamerica Mutual Funds”). The Transamerica Mutual Funds consist of Transamerica Funds (“TF”), Transamerica Series Trust (“TST”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 184 funds as of the date of this annual report.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

The Board Members of each Trust and each Portfolio Trust, their age, their positions with the Trusts, and their principal occupations for the past five years (their titles may have varied during that period) the number of funds in Transamerica Mutual Funds the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Trustee became a Trustee of either of the Trusts or Transamerica Partners Portfolios.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (43)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – present);

				184	Director, Massachusetts Fidelity Trust Company (since 2014); Director, Aegon Global Funds (since 2016)

Transamerica Partners Portfolios	Annual Report 2016

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (68)	Board Member	Since 2012	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2012 – present); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	184	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (64)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	184	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (60)	Lead Independent Board Member	Since 2007	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 –present); Board Member, TF (2002 – present); Board Member, TIS (2002 – 2015);	184	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Partners Portfolios	Annual Report 2016

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Board Member, TII (2008 – 2010);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (70)	Board Member	Since 2009	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	184	N/A
Russell A. Kimball, Jr. (72)	Board Member	Since 2007	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, TF, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – 2015); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	184	N/A
Patricia L. Sawyer (66)	Board Member	Since 1993	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present);	184	Honorary Trustee, Bryant University (1996 – present)

Transamerica Partners Portfolios	Annual Report 2016

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Patricia L. Sawyer (continued)

Board Member, TIS (2007 – 2015);

Board Member, TII (2008 – 2010);

Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); and

Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.

John W. Waechter (64)	Board Member	Since 2007	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TIS (2004 – 2015); Board Member, TF (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	184	Operation PAR, Inc. (non-profit organization) (2008 – present); Remember Honor Support, Inc. (non-profit organization) (2013 – present) Board Member, WRH Income Properties, Inc. (real estate) (2014 – present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Partners Portfolios	Annual Report 2016

Officers

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with each Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (43)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See previous table.
Tané T. Tyler (51)	Vice President, Associate General Counsel, Chief Legal Officer and Secretary	Since 2014

Vice President, Associate General Counsel, Chief Legal Officer and Secretary, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Assistant General Counsel, Chief Legal Officer and Secretary, TIS (2014 – 2015);

Director, Vice President, Assistant General Counsel, Chief Legal Officer and Secretary, TAM and TFS (2014 – present);

Senior Vice President, Secretary and General Counsel, ALPS, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc. (2004 – 2013); and

Secretary, Liberty All-Star Funds (2005-2013).

Christopher A. Staples (46)	Vice President and Chief Investment Officer, Advisory Services	Since 2007

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management
(2005 – 2006), Transamerica Funds and TST;

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), TIS;

Senior Director, Investments, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer
(2007 – 2010); Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Thomas R. Wald (55)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chief Investment Officer, TIS (2014 – 2015);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present);

Transamerica Partners Portfolios	Annual Report 2016

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Thomas R. Wald (continued)

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014);

Portfolio Manager, Tactical Allocation Group, LLC (2010 – 2011);

Mutual Fund Manager, Munder Capital Management (2005 – 2008); and

Mutual Fund Manager, Invesco Ltd. (1997 – 2004).

Vincent J. Toner (46)	Vice President and Treasurer	Since 2014

Vice President and Treasurer (2014 – present) Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF;

Vice President and Treasurer, TIS (2014 – 2015);

Vice President and Treasurer, TAM and TFS (2014 – present);

Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014); and

Vice President Fund Administration & Fund Accounting, OppenheimerFunds (2007 – 2010)

Matthew H. Huckman, Sr. (48)	Tax Manager	Since 2014

Tax Manager, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Tax Manager, TIS (2014 – 2015);

Tax Manager, TFS (2012 – present); and

Assistant Mutual Fund Tax Manager, Invesco (2007 – 2012).

Scott M. Lenhart (55)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present), TIS (2014 – 2015);

Chief Compliance Officer and Anti-Money Laundering Officer (2014 – present), Senior Compliance Officer (2008 – 2014), TAM;

Vice President and Chief Compliance Officer, TFS (2014 – present);

Director of Compliance, Transamerica Investments & Retirement (2014 – present);

Vice President and Chief Compliance Officer, Transamerica Financial Advisors, Inc. (1999 – 2006); and

Assistant Chief Compliance Officer, Raymond James Financial, Inc., Robert Thomas Securities, Inc. (1989 – 1998).

*	Elected and serves at the pleasure of the Board of each Trust.

Transamerica Partners Portfolios	Annual Report 2016

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

c/o Transamerica Retirement Solutions

440 Mamaroneck Avenue

Harrison, NY 10528

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane and John W. Waechterare “audit committee financial experts,” as such term is defined in Item 3 of Form N CSR. Ms. Bane and Mr. Waechter are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane and Mr. Waechter as “audit committee financial experts” pursuant to Item 3 of Form N CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

		Fiscal Year Ended 12/31 (in thousands)
		2016	2015
(a)	Audit Fees	$17	$14
(b)	Audit Related Fees(1)	$0	$0
(c)	Tax Fees(2)	$0	$0
(d)	All Other Fees(3)	$0	$0

(1)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the funds comprising the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.
(2)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the Registrant.
(3)	All Other Fees represent permissible non-audit services for the Registrant that it believes are routine and recurring services, and would not impair the independence of the accountant.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)	The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2015 and 2016 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Patricia L. Sawyer and John W. Waechter.

Item 6:	Investments.

(a)	The schedules of investments are included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(a)(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Asset Allocation Variable Funds
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	March 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	March 8, 2017

By:	/s/ Vincent J. Toner
Vincent J. Toner
Treasurer
(Principal Financial Officer)
Date:	March 8, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer

12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer

12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer